Exhibit 10.1

NOTE PURCHASE AGREEMENT

Dated as of March 7, 2014

by and between

PEDEVCO CORP.

and

THE INVESTORS PARTY HERETO

and

BAM ADMINISTRATIVE SERVICES LLC

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TABLE OF CONTENTS
(continued)

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EXHIBITS

Exhibit 1.1A	-	Form of Notes
Exhibit 1.1B	-	Form of Advance Request

SCHEDULES

Schedule 2.1(b)	-	Consents
Schedule 2.1(c)(i)	-	Authorized Capital Stock
Schedule 2.1(c)(ii)	-	Preemptive or Other Rights
Schedule 2.1(c)(iii)	-	Contracts for Additional Shares
Schedule 2.1(c)(iv)	-	Registration and Anti-Dilution Rights
Schedule 2.1(g)	-	Subsidiaries
Schedule 2.1(h)	-	Bank Accounts
Schedule 2.1(i)	-	Material Adverse Effect
Schedule 2.1(j)	-	Undisclosed Liabilities
Schedule 2.1(l)	-	Indebtedness
Schedule 2.1(m)	-	Oil and Gas Properties
Schedule 2.1(n)	-	Litigation
Schedule 2.1(w)	-	Collective Bargaining and Employment Agreements
Schedule 2.1(y)	-	Certain Developments
Schedule 2.1(bb)	-	Equity and Convertible Debt Issuances
Schedule 2.1(cc)	-	Brokers
Schedule 3.12	-	Permitted Liens

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NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT, dated as of March 7, 2014 (this “Agreement”), is by and between PEDEVCO CORP, a Texas corporation (the “Company”), each of the entities party to this Agreement as investors (collectively, the “Investors” and each, individually, an “Investor”) and BAM ADMINISTRATIVE SERVICES LLC, as agent for the Investors (the “Agent”).  Capitalized terms used below and not otherwise defined have the meanings given to such terms in the Transaction Documents (as defined in Section 2.1(b) below) unless the context would require otherwise.

The parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF NOTES

Section 1.1                       Purchase and Sale of Notes.

(a)           On the Closing Date (as defined in Section 1.2, upon satisfaction of the terms and conditions set forth in ARTICLE IV, the Company shall issue to each Investor a promissory note, substantially in the form of Exhibit 1.1A hereto (each a “Note” and, collectively, the “Notes”), each such Note shall evidence the advances made by the Investors to the Company pursuant to this Agreement.

(b)           On the Closing Date, upon satisfaction of the terms and conditions set forth in ARTICLE IV and in reliance on the representations and warranties of the Company set forth herein and in the other Transaction Documents (as defined in Section 2.1(b)), each Investor shall advance to the Company an amount not to exceed its Pro Rata Share of the result of (i)$34,500,000, less (ii) the sum of (1) the amount of the original issue discount set forth below, (2) an underwriting fee in the amount of $3,450,000 and (3) the amount of fees and expenses of the Investor the Company is obligated to pay pursuant to Section 8.1 (the “Initial Funding”); provided that such Investor shall not be obligated to make an advance in excess of the amount set forth opposite the term “Term Commitment” under such Investor’s signature on the signature pages to this Agreement (such amount, the “Term Commitment”).  The issuance and sale of the Notes is referred to herein as the “Closing”.  The Notes shall be issued on an original issue discount basis, reflecting an unconditional non-refundable original issue discount in the amount of $1,725,000 for the period commencing with the Closing through the scheduled Maturity Date, as set forth in the Notes.  For purposes of this Agreement, “Pro Rata Share” shall mean, with respect to each Investor, a fraction, expressed as a percentage, the numerator of which is the Term Commitment of such Investor and the denominator of which is the Term Commitment of all of the Investors.

(c)           Subject to the terms and conditions set forth in ARTICLE IV and in reliance on the representations and warranties of the Company set forth herein and in the other Transaction Documents, RJ Credit LLC (“RJC”) shall, from time to time prior to March 6, 2017 (the “Maturity Date”), advance to the Company such additional amounts requested by the Company (each such advance, a “Subsequent Funding”; the Initial Funding and the Subsequent Fundings, collectively, the “Fundings” and each, individually, a “Funding”), provided that (i) the Company may not request a Subsequent Funding more than one time in any calendar month, (ii) RJC shall have received a written request from the Company at least fifteen (15) Business Days prior to the requested date of such advance in the form of Exhibit 1.1B attached hereto (the “Advance Request”); (iii) no Event of Default (as defined in the Notes) or event that with the passage of time or the giving of notice, or both, would become an Event of Default (a “Default”) shall have occurred and be continuing or would result therefrom; (iv) the Company shall have deposited into a segregated account of the Company (the “Capex Account”) the Company Contribution (as defined below) in an amount equal to the amount of such Subsequent Funding and (v) the Company shall have provided to RJC, and RJC shall be satisfied with, in its reasonable discretion, a notice of capital call issued to the Company or a Subsidiary to fund the Company’s or such Subsidiary’s obligation pursuant to an approved authorization for expenditure (“AFE”) issued for a well(s) to be drilled and completed on any property located in Comanche, Harper, Barber and Kiowa Counties, Kansas (the “Mississippian Property”) or properties acquired in connection with the Continental Acquisition (as defined in Section 3.7(a)) (the Mississippian Property and the properties acquired in connection with the Continental Acquisition, the “Conveyed Properties”), which such AFE shall be set forth in the most recently delivered Capital Expenditure Plan.  RJC is permitted to deduct and retain from each Subsequent Funding made to the Company the sum of (1) original issue discount in an amount equal to five percent (5%) of the requested Subsequent Funding, (2) a fee in an amount equal to ten percent (10%) of the requested Subsequent Funding and (3) the amount of fees and expenses of RJC the Company is obligated to pay pursuant to Section 8.1.  Each Subsequent Funding shall be in a minimum amount of $500,000 and integral multiples of $100,000 in excess thereof.  The aggregate amount of Subsequent Fundings made by RJC under this Agreement shall not exceed $15,500,000 (the “Maximum Amount”) and any Subsequent Funding repaid may not be reborrowed.  The net proceeds of each Subsequent Funding shall be immediately deposited into the Capex Account.  The Company shall not withdraw or transfer any funds from the Capex Account other than for the purposes described in Section 3.7(b).  In the event the Company drills a dry hole, the Company may not use any additional proceeds of Subsequent Fundings regardless of whether such proceeds are in the Capex Account or the Operating Account, without the consent of RJC.  For purposes of this Agreement, “Business Day” shall mean any day banking transactions can be conducted in New York City, New York and does not include any day which is a federal or state holiday in such location.

(d)           The aggregate outstanding principal amount of the Notes and all accrued and unpaid interest thereon shall be due and payable on the earlier of the Maturity Date and the date on which such principal amount is accelerated after the occurrence of an Event of Default pursuant to the terms of the Notes, provided that the Company shall not pay, and RJC shall not accept, any payment on account of the Note issued by the Company to RJC until the Company has paid in full all amounts outstanding under the Notes issued to the other Investors.

Section 1.2                       Closing.

The Closing under this Agreement shall take place immediately upon the execution of this Agreement by the parties hereto and the satisfaction of the conditions contained in Section 4.2 and Section 4.3 or on such other date as may be agreed upon in writing by the parties hereto (the “Closing Date”).  The Closing shall take place at the offices of RJC, 152 West 57th Street, 4th Floor, New York, NY 10:00 a.m., New York time, or at some other time and location as may be agreed upon by the parties hereto.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1                       Representations and Warranties of the Company.

The Company hereby represents and warrants to the Investors and the Agent, as of the date hereof and the date of the Closing hereunder, as follows:

(a)           Organization, Good Standing and Power.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.  The Company does not have any direct or indirect Subsidiaries (as defined in Section 2.1(g)) or own securities of any kind in any other entity except as set forth on Schedule 2.1(g) hereto.  The Company and each such Subsidiary is duly qualified as a foreign corporation or limited liability company to do business and is in good standing in every other jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.  For the purposes of this Agreement, “Material Adverse Effect” means a material adverse effect on (i) the business, operations, properties, prospects or financial condition of the Company and its Subsidiaries (taken together as a whole), (ii) the ability of the Company or its Subsidiaries to perform any of its obligations under this Agreement or any of the other Transaction Documents (as defined in Section 2.1(b)), (iii) the Collateral, or the Agent’s Liens (on behalf of itself and the Investors) on the Collateral or the priority of such Liens, or (iv) the rights of or benefits available to the Agent or the Investors under this Agreement or any of the other Transaction Documents.

(b)           Authorization; Enforcement.  The Company and the Subsidiaries (as applicable) have the requisite corporate or limited liability company power and authority to enter into and perform this Agreement, the Notes, the Security Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by and among the Company, the Subsidiaries and the Agent, those certain leasehold and fee mortgages or deeds of trust dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, collectively, the “Mortgages”) by and between the Company, the trustee (if applicable) and the Agent, the Officer’s Certificate to be delivered by the Company, dated as of the Closing Date (the “Officer’s Certificate”), the Patent Security Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Patent Security Agreement”) by and between the Company and the Agent, the Continental Interest Conveyance Agreement (as defined in Section 4.2(s)), the Mississippian Interest Conveyance Agreement (as defined in Section 4.2(s)), the Asia Sixth Interest Conveyance Agreement (as defined in Section 4.2(s)), and the guaranty dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty”; this Agreement, the Notes, the Security Agreement, the Mortgages, the Patent Security Agreement, the Continental Interest Conveyance Agreement, the Mississippian Interest Conveyance Agreement, the Asia Sixth Interest Conveyance Agreement and the Guaranty, collectively, the “Transaction Documents”) to be delivered by each of the Subsidiaries to the Agent, and to issue and sell the Notes in accordance with the terms hereof.  The execution, delivery and performance of the Transaction Documents by the Company and the Subsidiaries and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate or limited liability company action, and no further consent or authorization of the Company, its Board of Directors, manager, stockholders or any other third party is required, except as set forth on Schedule 2.1(b) hereto.  When executed and delivered by the Company and the Subsidiaries, each of the Transaction Documents shall constitute a valid and binding obligation of the Company and the Subsidiaries enforceable against the Company and the Subsidiaries in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)           Capitalization.  The authorized capital stock and the issued and outstanding shares of capital stock of the Company as of the Closing Date is set forth on Schedule 2.1(c)(i) hereto.  All of the outstanding shares of the common stock, $0.001 par value per share of the Company (“Common Stock”) and any other outstanding security of the Company have been duly and validly authorized.  Except as set forth on Schedule 2.1(c)(ii) hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company.  Furthermore, except as set forth on Schedule 2.1(c)(iii) hereto, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company.  Except as set forth on Schedule 2.1(c)(iv) hereto, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company.

(d)           Issuance of Securities.  The Notes have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Notes shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind.

(e)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the Subsidiaries, the performance by the Company of its obligations under the Notes and the consummation by the Company and the Subsidiaries of the transactions contemplated hereby and thereby, and the issuance of the Notes as contemplated hereby, do not and will not (i) violate or conflict with any provision of the Company’s Certificate of Formation (the “Certificate of Formation”) or Bylaws (the “Bylaws”), each as amended to date, or any Subsidiary’s comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries’ respective properties or assets are bound, (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, or (iv) except as set forth in the Transaction Documents, create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Company or its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which any of their respective properties or assets are bound, except, in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws)).  Except as set forth in Schedule 2.1(b), neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Notes in accordance with the terms hereof (other than any filings, consents and approvals that may be required to be made by the Company under applicable state and federal securities laws, rules or regulations (which if required, shall be filed on a timely basis) and filings to perfect liens or security interests granted to the Agent pursuant to the Transaction Documents).  The business of the Company and its Subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for such violations that would not reasonably be expected to have a Material Adverse Effect.

(f)           Commission Documents, Financial Statements.  The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Exchange Act since July 27, 2012 (other than in connection with the Current Report on Form 8-K/A filed with the Commission on October 9, 2012, which was due within four business days of July 27, 2012) (all of the foregoing including filings incorporated by reference therein and amendments thereto being referred to herein as the “Commission Documents”).  Each Commission Document complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and the Commission Documents did not, as of their respective filing dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g)           Subsidiaries.  Schedule 2.1(g) hereto sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person’s ownership of the outstanding stock or other interests of such Subsidiary.  For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its Subsidiaries; provided that for purposes of this Agreement, Pacific Energy Development MSL, LLC (“PED MSL”) shall be deemed to be a Subsidiary of the Company.  All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable.  There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock.  Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on Schedule 2.1(g) hereto.  Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.  Each subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdictions set forth on Schedule 2.1(g) and has the requisite corporate or other power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

(h)           Bank Accounts.  Schedule 2.1(h) sets forth a complete and accurate list  of deposit accounts (the “Bank Accounts”) owned by the Company, each Subsidiary and Condor Energy Technology LLC (“Condor”).

(i)           No Material Adverse Change.  Except as set forth on Schedule 2.1(i) hereto, since September 30, 2013, neither the Company nor its Subsidiaries have experienced or suffered any Material Adverse Effect.

(j)            No Undisclosed Liabilities.  Except as set forth on Schedule 2.1(j) hereto, since September 30, 2013, neither the Company nor any of its Subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

(k)            No Undisclosed Events or Circumstances.  Since September 30, 2013, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(l)             Indebtedness.  Schedule 2.1(l) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” shall mean, with respect to any Person, (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, current swap agreements, interest rate hedging agreements (including, without limitation, interest rate and commodity hedging agreements), or other financial products, (c) all capital lease obligations, (d) all obligations or liabilities secured by a lien or encumbrance on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations for the deferred purchase price of assets, together with trade debt and other accounts payable that exceed $50,000 in the aggregate in any fiscal year, (f) all synthetic leases, (g) all obligations with respect to redeemable stock and redemption or repurchase obligations under any capital stock or other equity securities issued by such Person, (h) all reimbursement obligations and other liabilities of such Person with respect to surety bonds (whether bid, performance or otherwise), letters of credit, banker’s acceptances, drafts or similar documents or instruments issued for such Person’s account, (i) indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer to the extent such Person is liable therefore as a result of such Person’s ownership interest in such entity, except to the extent that the terms of such indebtedness expressly provide that such Person is not liable therefore or such Person has no liability therefore as a matter of law, (j) trade debt and other account payables which remain unpaid more than sixty (60) days past the invoice date, and (k) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse) any of the foregoing obligations of any other Person; provided, however, Indebtedness shall not include (I) usual and customary trade debt and other accounts payable incurred in the ordinary course of business less than sixty (60) days past the invoice date and (II) endorsements for collection or deposit in the ordinary course of business.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.  “Person” means any individual, sole proprietorship, joint venture, partnership, corporation, limited liability company, association, joint-stock company, unincorporated organization, cooperative, trust, estate, governmental entity or any other entity of any kind or nature whatsoever.

(m)           Title to Assets.  Each of the Company and the Subsidiaries has good, valid, and marketable title to all of its real and personal property reflected in the Commission Documents and as set forth on Schedule 2.1(m), free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for: (i) the Permitted Encumbrances; (ii) burdens recorded before the Closing Date in the real property records of the county in which the assets set forth in the Commission Documents or on Schedule 2.1(m) are located, other than any such burdens that arise by, from, through, under or as a result of any act by the Company, any Subsidiary or any Affiliate of the Company or any Subsidiary; and (iii) those which individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  Any leases of the Company and each of its Subsidiaries are valid and subsisting and in full force and effect.  Pursuant to, and upon execution and delivery of, the Security Agreement and the filing of financing statements and Mortgages in the appropriate jurisdictions, the Company and its Subsidiaries shall have granted to the Agent a perfected, first priority security interest in substantially all of the Company’s and each of its Subsidiaries’ Oil and Gas Properties with respect to which a security interest may be perfected by the filing of such financing statements and Mortgages, which shall be a first priority security interest on all of such assets except for the Permitted Encumbrances and burdens recorded before the Closing Date in the real property records of the county in which the assets set forth in the Commission Documents or on Schedule 2.1(m) are located, other than any such burdens that arise by, from, through, under or as a result of any act by the Company, any Subsidiary or any Affiliate of the Company or any Subsidiary. With respect to the Oil and Gas Properties listed on Schedule 2.1(m), “good, valid and marketable title” means such title that will enable the title holder to receive from each of such Oil and Gas Properties at least the “Net Revenue Interest” for the wells identified on Schedule 2.1(m) associated with each of such Oil and Gas Properties, without reduction, suspension, or termination throughout the productive life of the wells, except for any reduction, suspension, or termination: (i) caused by orders of the appropriate regulatory agency having jurisdiction over an Oil and Gas Properties that are promulgated after the Closing Date and that concern pooling, unitization, communitization, or spacing matters affecting an Oil and Gas Properties; or (ii) otherwise set out in Schedule 2.1(m).  “Good, valid and marketable title” also means title that will obligate the title holder to bear no greater  “Working Interest” than the Working Interest for each of the wells identified on Schedule 2.1(m)  as being associated with each of such Oil and Gas Properties, without increase throughout the productive life of the wells, except for any increase: (i) that also results in the Net Revenue Interest associated with the well being proportionately increased; (ii) caused by contribution requirements provided for under provisions similar to those contained in Article VI of the A.A.P.L. Form 610-1989 Model Form Operating Agreement; (iii) caused by orders of the appropriate regulatory agency having jurisdiction over an Oil and Gas Properties that are promulgated after the Closing Date and that concern pooling, unitization, communitization, or spacing matters affecting any Oil and Gas Properties; or (iv) otherwise set forth in Schedule 2.1(m).

(n)           Actions Pending.  There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto.  Except as set forth on Schedule 2.1(n) hereto, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would reasonably be expected, if adversely determined, to have a Material Adverse Effect.  There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or Subsidiary in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(o)           Compliance with Law.  The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except such that, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect.  The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(p)           Taxes.  Since July 27, 2012, the date of the closing of the Company’s Agreement and Plan of Reorganization between the Company, Blast Acquisition Corp., a wholly-owned Nevada subsidiary of the Company, and Pacific Energy Development Corp., a privately-held Nevada corporation, (i) the Company and each of the Subsidiaries has accurately prepared and filed (or validly extended) all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable; and (ii) none of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service.   The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

(q)             Disclosure.  To the Company’s knowledge, neither this Agreement nor the Schedules hereto nor any other documents, certificates or instruments furnished to any Investor or the Agent by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement, taken together as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(r)              Environmental Compliance.  Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries have obtained all approvals, authorizations, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws.  “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature.  Except as would not reasonably be expected to have a Material Adverse Effect, the Company has all necessary governmental approvals required under all Environmental Laws as necessary for the Company’s business or the business of any of its Subsidiaries.  The Company and each of its Subsidiaries are also in material compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws.  Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, Company has not received written notice of any past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its Subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

(s)           Books and Records; Internal Accounting Controls.  The records and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and its Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 and the Dodd Frank Act which are applicable to it as of the Closing Date. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP or International Financial Reporting Standards (“IFRS”), as applicable, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date, the Investors and the Agent acknowledging that such conclusions reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013 were that the Company’s disclosure controls and procedures were not effective because of the material weakness in internal control over financial reporting, as more specifically described in such Quarterly Report.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(t)           Material Agreements.  Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries have performed all obligations required to be performed by them to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the Commission or any other material contract, material instrument, material agreement, material commitment, material obligation, material plan or material arrangement to which the Company or any Subsidiary is a party or by which the Company’s or any Subsidiary’s properties or assets are bound (the “Material Agreements”).  Neither the Company nor any of its Subsidiaries has received any notice of default under any Material Agreement, which has not been waived or cured.  Neither the Company nor any of its Subsidiaries is currently in default under any Material Agreement now in effect.

(u)            Transactions with Affiliates.  There are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company, any Subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its Subsidiaries, or any person owning at least 5% of the outstanding capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder which, in each case, is required to be disclosed in the Commission Documents or in the Company’s most recently filed definitive proxy statement on Schedule 14A, that is not so disclosed in the Commission Documents or in such proxy statement.

(v)                Securities Act of 1933.  The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Notes hereunder.  Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Notes or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of the Notes under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Notes.  The Company is not, and has not been for a period of more than 12 months prior to the date of the issuance of the Notes, an issuer identified in Rule 144(i)(l) under the Securities Act.   Neither the Company, nor any of its directors, officers or controlling persons, has taken or will, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the securities issued or issuable in connection with the transactions contemplated hereunder.

(w)               Employees.  Neither the Company nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees, except as set forth on Schedule 2.1(w) hereto.  Except as set forth on Schedule 2.1(w) hereto, neither the Company nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary required to be disclosed in the Commission Documents that is not so disclosed.  No officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

(x)                 Intellectual Property.  The Company and each of the Subsidiaries owns, or possesses the rights to use, all patents (and any patentable improvements thereof), trademarks, service marks, trade names, domain names, copyrights and websites (or copyrightable derivative works thereof), and intellectual property rights relating thereto (to any of the foregoing list, whether or not registered), licenses and authorizations which are necessary for the conduct of its business as now conducted without infringement or any conflict with the rights of others.

(y)                 Absence of Certain Developments.  Except as set forth on Schedule 2.1(y) hereto, since September 30, 2013, neither the Company nor any Subsidiary has:

(i)             issued any stock, bonds or other corporate securities or any right, options or warrants with respect thereto;

(ii)           borrowed any amount in excess of $50,000 or incurred or become subject to any other liabilities in excess of $50,000 (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the business of the Company and its Subsidiaries;

(iii)           discharged or satisfied any lien or encumbrance in excess of $50,000 or paid any obligation or liability (absolute or contingent) in excess of $50,000, other than current liabilities paid in the ordinary course of business;

(iv)           declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock, in each case in excess of $25,000 individually or $50,000 in the aggregate;

(v)           sold, assigned or transferred any other tangible assets, or canceled any debts or claims, in each case in excess of $50,000, except in the ordinary course of business;

(vi)           sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights in excess of $50,000, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or pursuant to nondisclosure agreements;

(vii)           suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii)          made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix)             made capital expenditures or commitments therefor that aggregate in excess of $50,000;

(x)              entered into any material transaction, whether or not in the ordinary course of business;

(xi)             made charitable contributions or pledges in excess of $5,000;

(xii)           suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii)           experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

(xiv)           entered into an agreement, written or otherwise, to take any of the foregoing actions.

(z)                 Public Utility Holding Company Act and Investment Company Act Status.  The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.  The Company is not, and as a result of and immediately upon either Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(aa)                 ERISA.  No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company or any of its Subsidiaries which is or would be materially adverse to the Company and its Subsidiaries.  The execution and delivery of this Agreement and the issuance and sale of the Notes will not involve any transaction which is subject to the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended.  As used in this Section 2.1(aa), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

(bb)                 No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Notes pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Notes pursuant to Regulation D and Rule 506 thereof under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Notes to be integrated with other offerings.  The Company does not have any registration statement pending before the Commission or currently under the Commission’s review and, except as set forth on Schedule 2.1(bb), since September 30, 2013 the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

(cc)                  Broker’s Fees.  Except to the extent set forth on Schedule 2.1(cc) hereto, neither the Company nor any Subsidiary has any obligation to any Person in respect of any finder’s, broker’s, investment banking or other similar fee in connection with any of the transactions contemplated under the Transaction Documents.

(dd)                  Foreign Asset Control Regulations, etc.  Neither the purchase of the Notes by the Investors nor any use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.  None of the Company or the Subsidiaries (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) engages in any dealings or transactions with any such Person.  The Company and the Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.  No proceeds of the purchase of the Notes by the Investors will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company or the Subsidiaries.

Section 2.2                       Representations and Warranties of each Investor.

(a)                   Each Investor hereby represents and warrants to the Company as of the date hereof and as of the date of the Closing that such Investor is purchasing the Note issued to such Investor solely for its own account and not with a view to or for sale in connection with distribution.  Such Investor does not have a present intention to sell such Note, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of such Note to or through any Person; provided, however, that by making the representations herein, such Investor does not agree to hold such Note for any minimum or other specific term and reserves the right to dispose of such Note at any time in accordance with Federal and state securities laws applicable to such disposition. Such Investor further represents and warrants to the Company as of the date hereof and as of the date of the Closing that (i) such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the proposed investment in such Note; (ii) such Investor understands that such Note may not be sold, transferred or otherwise disposed of by it without registration under the Securities Act and any applicable state securities laws, or an exemption therefrom, and that in the absence of an effective registration statement covering such securities or an available exemption from registration, such Investor may be required to hold such securities indefinitely; and (iii) such Investor is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

(b)                   Each of the Agent and each Investor agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent requested by any regulatory authority having or asserting jurisdiction; (iii) to the extent required by law or by any subpoena or similar legal process; (iv) to any other party to this Agreement; (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (vi) subject to an agreement containing provisions substantially the same as those of this Section 2.2(b), to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement; (vii) with the consent of the Company or any of its Subsidiaries; or (viii) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section 2.2(b) or (2) becomes available to the Agent or such Investor, as applicable, on a non-confidential basis from a source other than the Company of any of its Subsidiaries, which source is not known to the Agent or such Investor, as applicable, to be in breach of confidentiality with respect to such Information.  For the purposes of this Section 2.2(b), “Information” means all information received directly or indirectly from the Company of any Subsidiary relating to the Company or any Subsidiary, any Affiliate thereof, or the business of any of the foregoing, other than any such information that is available to the Agent or such Investor, as applicable, on a non-confidential basis prior to disclosure by the Company of any Subsidiary or any Affiliate of any thereof (unless the source is known to the Agent or such Investor, as applicable, to be in breach of confidentiality with respect to such Information); provided that, in the case of information received from the Company or any Subsidiary, any Affiliate thereof after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section 2.2(b) shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

EACH OF THE AGENT AND EACH INVESTOR ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 2.2(B) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY OR ANY OF ITS SUBSIDIARIES, AND EACH OF THEIR AFFILIATES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL, STATE AND OTHER APPLICABLE SECURITIES LAWS.

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE COMPANY, THE AGENT OR ANY INVESTOR PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY OR ANY OF ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES.  ACCORDINGLY, EACH OF THE AND EACH INVESTOR REPRESENTS TO THE COMPANY THAT IT HAS IDENTIFIED TO THE COMPANY A CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL, STATE AND OTHER APPLICABLE SECURITIES LAWS.

ARTICLE III

COVENANTS

The Company covenants with the Agent and the Investors as follows, which covenants are for the benefit of the Agent and the Investors and their respective successors and assigns.  Unless otherwise set forth in the covenants in this ARTICLE III, such covenants shall survive the Closing hereunder until the Notes and all other obligations under the Transaction Documents are paid in full, at which time they shall automatically terminate.

Section 3.1                       Securities Compliance.

The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Notes to the Investors or subsequent holders.

Section 3.2                       Registration and Listing.

The Company shall cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act.  The Company will take all action necessary to continue the listing or trading of its Common Stock on the New York Stock Exchange, the NYSE Alternext Exchange, the NYSE MKT, the Nasdaq Capital Markets, the Nasdaq Global Markets, or the Nasdaq Global Select Market, the OTCQB or the OTC Bulletin Board.  Upon the request of the Agent or any Investor, the Company shall deliver to the Agent and the Investors a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.3                       Compliance with Laws.

The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders of any governmental authority, including without limitation, all securities law, rules and regulations and timely make all filings required by any such laws, rules and regulations, except for such noncompliance or failures that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 3.4                       Keeping of Records and Books of Account.

The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP or IFRS, as applicable, consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.  Upon request of the Agent or any Investor, the Company shall, and shall cause each of its Subsidiaries to, make available to the Agent or such Investor, as applicable, any and all books and records or any other information reasonably requested by the Agent or such Investor, as applicable, relating to the financial condition to the Company and each of its Subsidiaries.

Section 3.5                       Reporting Requirements.

The Company shall furnish the following to the Agent and the Investors until payment in full in cash of all amounts due under any Transaction Document and the termination of this Agreement and the other Transaction Documents (the Agent and the Investors acknowledge that the requirement to furnish copies of documents filed publicly with the Securities and Exchange Commission on the EDGAR database (“EDGAR Documents”) shall be satisfied by the delivery of electronic mail notices of such filings or automatic alerts through EDGAR, and the Company shall not be required (unless otherwise requested in writing by the Agent or any Investor) to provide the Agent or the Investors any further notice or physical copies of any EDGAR Documents):

(a)           Commission Documents

(1)          Within 45 days following the end of each of the Company’s fiscal quarters (provided that if the Company timely files a Form 12b-25, the Company shall have an additional five days following the end of the Company’s fiscal quarter), Quarterly Reports on Form 10-Q;

(2)          Within 90 days following the end of each of the Company’s fiscal years (provided that if the Company timely files a Form 12b-25, the Company shall have an additional fifteen days following the end of the Company’s fiscal year), Annual Reports on Form 10-K;

(3)          Current Reports filed with the Commission on Form 8-K as soon as practical after the document is or would have been required to be filed with the Commission;

(4)          Copies of any other filings filed or required to be filed with the Commission as soon as practical after the document is or would have been required to be filed with the Commission;

(5)          Copies of all notices, information and proxy statements in connection with any meetings that are, in each case, provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock; and

(6)          Within five (5) Business Days of the Agent’s or any Investor’s request, copies of any other reports, information or filings reasonably requested by the Agent or such Investor from time to time.

(b)           Budget

(i)           By no later than thirty (30) days before the end of each calendar year, the Company shall deliver (or cause to be delivered) to the Agent and the Investors an Annual Budget for the following calendar year, which Annual Budget shall (A) reflect monthly general and administrative expenditures, plugging expenses, and other budgeted items and be in a form and substance satisfactory to the Agent and the Investors and the Company in their reasonable discretion,  “Annual Budget” means the annual operating budget (including budgeted statements on both a monthly and full year basis of income and sources and uses of cash) for the Company and each of its Subsidiaries.

(ii)           By no later than five (5) days before the end of each calendar quarter end, the Company shall deliver (or cause to be delivered to the Agent and the Investors (A) a Quarterly Budget for the following quarter, which Quarterly Budget shall (1) reflect the quarter’s general and administrative expenditures, plugging expenses, and other budgeted items and otherwise be in a form and substance mutually agreeable to each of the Agent, the Investors and the Company and readily producible and available through the Company’s then-existing accounting systems, software and processes; and (B) a comparison of the Quarterly Budget previously delivered to the Agent and the Investors in respect of the immediately prior quarter and the actual expenditures of the Company for such quarter, together with an explanation of any material variances.  “Quarterly Budget” means the operating budget (including budgeted statements on a quarterly basis of income and sources and uses of cash) for the Company and each of its Subsidiaries.  “Budgets” means, collectively, the Annual Budgets and the Quarterly Budgets.

(iii)           By no later than thirty (30) days before the end of each calendar year, the Company shall deliver (or cause to be delivered) to the Agent and the Investors a drilling plan and capital expenditure budget for the drilling of exploratory and development wells by the Company and the Subsidiaries on the Oil and Gas Properties that are part of the Collateral (the “Assigned Properties”) for the period commencing on January 1 of the next succeeding calendar year and ending on December 31 of such next succeeding calendar year months detailing the manner in which the Company anticipates using the net proceeds of Subsequent Fundings and Company Contributions, which shall be in a form and substance mutually agreeable to each of the Agent, the Investors and the Company (any such budget for any period of time, the “Capital Expenditure Plan”).

(c)           Reserve Reports.  The Company shall, at its sole expense, (i) cause an engineering reserve report relating to the Oil and Gas Properties to be prepared by a licensed engineer (which may be an internally-generated report) for the first six (6) months of a calendar year and delivered to the Agent and the Investors on the fifteenth calendar day of August of each year (or, if such fifteenth day is not a Business Day, on the immediately following Business Day), beginning on August 15, 2014, and (ii) retain either Ryder Scott Petroleum Consultants, Netherland, Sewell & Associates, Inc. or DeGolyer and MacNaughton (each of the foregoing, an “Approved Consultant”) to prepare an engineering reserve report relating to the Oil and Gas Properties each calendar year and deliver such report to the Agent and the Investors on the fifteenth calendar day of March of each year (or, if such first calendar day is not a Business Day, on the immediately following Business Day), beginning on March 15, 2015.  Any such engineering reserve report shall be referred to herein as a “Reserve Report”.  Each Reserve Report will evaluate the projected recoverable reserves attributable to the Company’s and each of its Subsidiaries’ working interests and net revenue interests in the Oil and Gas Properties.  The Reserve Report will separately report on PDP Reserves, PDNP Reserves and PUD Reserves in accordance with the requirements of Rule 4-10 of Regulation S-X of the Securities and Exchange Commission.

(d)           Tax Returns.  Within twenty (20) days after filing thereof, a copy of the annual federal tax return (and any amended return) and any state, monthly or annual, tax filings (and any amendment thereto) of the Company or any of its Subsidiaries certified by the chief financial officer or chief executive officer of the Company or such Subsidiary to be accurate and complete in all material respects.

(e)           Government Notices.  Promptly after receipt, copies of all notices, requests, subpoenas, inquiries or other writings received from any governmental agency concerning the violation or alleged violation of any Environmental Laws, the storage, use or disposal of any Hazardous Material, the violation or alleged violation of the Fair Labor Standards Act or the payment or non-payment of any taxes including any tax audit, in each case, with respect to the Company or any of its Subsidiaries.

(f)           Notification of Events of Default, etc.  By the end of the fourth (4th) Business Day following the day any officer of the Company or any of its Subsidiaries obtains knowledge of any of the following events or conditions, a written notice, including a certificate signed by the chief executive officer or president of the Company or such Subsidiary, specifying the nature and period of existence of such condition or event and what action the Company or such Subsidiary, as applicable, has taken, is taking, and proposes to take, with respect thereto:

(i)           any condition, circumstance or event that constitutes an Event of Default or a Default;

(ii)           any default or breach by the Company or any of its Subsidiaries of the performance, observance or fulfillment of any of the obligations, duties, covenants or conditions contained in any contractual obligation of the Company or any of its Subsidiaries, or the occurrence of any condition or event that would allow the other party to any such contractual obligations to terminate or cancel such contract, or the receipt by the Company or any of its Subsidiaries of any notice from any such counterparty under any such contractual obligation claiming that any such default or material condition or event has occurred, in any such case with respect to any contract of the Company or any of its Subsidiaries the termination or cancellation of which, or non-renewal of which on substantially similar terms, could reasonably be expected to have a Material Adverse Effect;

(iii)           any condition, circumstance or event which has had or could reasonably be expected to have a Material Adverse Effect; or

(iv)           the resignation or termination of the chief financial officer or the controller of the Company or any of its Subsidiaries (or any officer(s) or employee(s) of the Company or any of its Subsidiaries performing the duties and functions commonly performed by a chief financial officer and a controller) or the head(s) of operations and sales of the Company or any of its Subsidiaries, or if any such person shall leave his or her office for whatever reason or ceases to exercise the rights and duties of such office; provided, that, in addition to giving written notice as provided for above, the Company shall also provide notice to the Agent and the Investors via e-mail and telephone to one of the managing partners of the Agent of such occurrence by the end of the fourth (4th) Business Day following the day any officer of the Company obtains knowledge of any such event described in this clause (iv) unless the Company has previously publicly disclosed or concurrently discloses such resignation/termination in the EDGAR Documents and such disclosure is electronically provided to the Agent and the Investors or the Agent and the Investors receive an electronic alert through EDGAR of the same.

(g)           Trade Names.  At least ten (10) Business Days advance written notice of any new trade name or fictitious business name.

(h)           Locations.  At least ten (10) Business Days advance written notice of any change in the Company’s or any of its Subsidiaries’ addresses or of any new location for their respective books and records or where any assets of the Company or any of its Subsidiaries on which a Lien in favor of the Agent has been or purports to be created and/or granted pursuant to any Transaction Documents (the “Collateral”) (including any such new Collateral location operated by a third party (and specifically including any public warehouse, any consignment location, any locations where any of the Collateral is to be held for processing and any other bailee location at which any of the Collateral is to be located)).  With respect to any such new location (which in any event shall be within the continental United States assuming that such Collateral was located in the continental United States at the time it became Collateral), the Company shall, and shall cause each of its Subsidiaries to, execute such documents and take such actions as the Agent or any Investor deems necessary or desirable to perfect and protect the security interests of the Agent in the Collateral prior to the transfer or removal of any Collateral to such new location.

(i)           Accounts.  The Company will cause (i) the Agent and the Investors to be provided with the ability to monitor and access the Bank Accounts of the Company, each Subsidiary and Condor online and in real time, and (ii) copies of all bank statements with respect to all accounts of every kind to be provided to the Agent contemporaneously with their being provided to the Company, any Subsidiary or Condor.  The Company shall not and shall not permit any of its Subsidiaries to open or own any deposit accounts other than as set forth on Schedule 2.1(h), unless (x) such accounts are approved by the Agent in writing, which approval shall not be unreasonably delayed, conditioned or withheld, (y) the Company has complied with clauses (i) and (ii) of this Section 3.5(i) with respect to such accounts and (z) such accounts are part of the Collateral.

(j)           Certified Public Accountants.  Within four (4) Business Days of the resignation or termination of the Company’s current certified public accountants, or any certified public accountants hereafter engaged by the Company, notify the Agent and the Investors in writing of such occurrence and the reason(s) therefor, unless the Company has previously publicly disclosed or concurrently discloses such resignation/termination in the EDGAR Documents and such disclosure is electronically provided to the Agent and the Investors or the Agent and the Investors receive an electronic alert through EDGAR of the same.

(k)           Litigation.  Within four (4) Business Days after the Company obtains knowledge of (i) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries not previously disclosed by the Company to the Agent and the Investors in writing and in an amount in excess of $50,000 or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, the Company will give written notice thereof to the Agent and the Investors and provide such other information as may be reasonably available to the Company or any of its Subsidiaries to enable the Agent and the Investors and its counsel to evaluate such matter.

(l)           Milestone Reports.  With reasonable promptness, copies of all data, including well logs, drilling records, completion reports, test results and field notes, with respect to the Oil and Gas Properties, and daily reports from the field that describe the drilling and completion operations.

(m)           Revenue Statements.  Within four (4) Business Days after the Company’s receipt thereof, revenue statements from the sale of Hydrocarbons for each calendar month.

(n)           Asia Sixth.  Within four (4) Business Days after the Company’s receipt or delivery thereof, copies of all notices, requests, subpoenas, inquiries or other writings received or delivered in connection with that certain Shares Subscription Agreement dated September 11, 2013 by and between The Sixth Energy Limited, Asia Sixth Energy Resources Limited and Pacific Energy Development Corp., a Nevada corporation (“PEDCO”).

(o)           Other Notices.  Within four (4) Business Days after the Company’s receipt or delivery thereof, copies of all notices, requests, subpoenas, inquiries or other writings received or delivered with respect to any of the Collateral to the extent such notices, requests, subpoenas, inquiries or other writings could reasonably be deemed to be material to the ownership or economics of the Company and its Subsidiaries, taken as a whole, or the Oil and Gas Properties.

Section 3.6                       Other Agreements.

The Company shall not, and shall not permit its Subsidiaries to, enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any of its Subsidiaries to perform if their specific obligation, under any Transaction Document.  Notwithstanding the above and the other terms and conditions of this Agreement, the Agent and the Investors agree and acknowledge that the Company shall have the right to (a) sell all or any portion of the Mississippian Property in accordance with the terms of this Agreement, and/or (b) farm in a third party into all or any portion of the Mississippian Property, and/or (c) otherwise transfer or divest all or any portion of the Mississippian Property in accordance with the terms of this Agreement.

Section 3.7                       Use of Proceeds.

(a)           The net proceeds from the Initial Funding shall be used by the Company as follows:  (i) $27,300,000 (together with $2,700,000, representing the net cash proceeds received from the sale by White Hawk Petroleum LLC (“White Hawk”) of approximately 1,331 net acres in the Eagle Ford located in McMullen County, Texas to Millennial PDP Fund IV, LP) to purchase assets located in Weld and Morgan Counties, Colorado, from Continental Resources, Inc. (the “Continental Acquisition”), and (ii) to pay fees and expenses incurred in connection with the transactions contemplated by this Agreement, the Continental Acquisition, and the other Transaction Documents.

(b)           The net proceeds of each Subsequent Funding shall be used by the Company to pay the Company’s or a Subsidiary’s, as applicable, pro rata share, based on the Company’s or such Subsidiary’s working interest in an Oil and Gas Properties or the related well, of drilling and completion costs, and related title, landman, permitting, legal and accounting expenses, for projects with respect to the Conveyed Properties.

(c)           In no event shall the proceeds of any Funding be used to redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock, to settle any outstanding litigation or towards the payment of selling general and administrative expenses.  Notwithstanding the foregoing, to the extent the Company receives any purchase price adjustments pursuant to the provisions of the Continental Acquisition purchase documentation which has the effect of reducing the purchase price payment due from the Company upon the closing of the Continental Acquisition (including, but not limited to, a downward adjustment to the amount of cash due at closing to reflect any performance deposits paid by the Company), then the Company may use the net proceeds after the Company’s payment of the purchase price due at closing of the Continental Acquisition that remain from the Initial Funding allocated to the payment of the Continental Acquisition purchase price for any corporate purpose.

Section 3.8                       Reporting Status.

The Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.  The Company shall promptly disclose on Form 8-K the occurrence of any Material Adverse Effect or any event that could reasonably be expected to cause a Material Adverse Effect, assuming such disclosure is otherwise required by Form 8-K.

Section 3.9                       Payment of Revenues.

The Company shall, not later than fourteen (14) days after the Closing, direct the operators party to the operating agreements for the Oil and Gas Properties acquired in connection with the Continental Acquisition to pay to an account with respect to which the Agent has a perfected security interest and control all amounts due to the Company or any Subsidiary under such operating agreements.

Section 3.10                       Amendments.

The Company shall not, and shall not permit any of its Subsidiaries to, amend or waive any provision of its Certificate of Formation or Bylaws or other organizational documents in any way that would adversely affect exercise or other rights of the holder of the Notes.

Section 3.11                       Distributions.

The Company agrees that it shall not, and shall not permit any Subsidiary to, (i) declare or pay any cash dividends or make any distributions (by reduction of capital or otherwise) to any holder(s) of Common Stock or other equity security of the Company or any Subsidiary (or security convertible into or exercisable for Common Stock) or set aside or otherwise deposit or invest any sums for such purpose; provided, however, that any Subsidiary may declare and pay such dividends or make such distributions to such holder(s) so long as an Event of Default or a Default has not occurred and in not continuing, or (ii) redeem, retire, defease, purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company or any Subsidiary or set aside or otherwise deposit or invest any sums for such purpose.

Section 3.12                       Prohibition on Liens.

The Company shall not, and shall not permit its Subsidiaries to, enter into, create, incur, assume, suffer or permit to exist any lien, security interest, mortgage, pledge, charge, claim or other encumbrance of any kind (collectively, “Liens”) on or with respect to any of its assets, now owned or hereafter acquired or any interest therein or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect any financing statement or other similar notice of any Lien with respect to such assets, other than Permitted Encumbrances.  “Permitted Encumbrances” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP or IFRS, as applicable; (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) the Liens set forth in Schedule 3.12 hereto in effect on the date hereof; (d) the Liens of the Agent set forth in the Transactions Documents; and (e) Liens that are subordinate to the Liens of the Agent pursuant to a subordination agreement and on terms and conditions, in each case satisfactory to the Agent in its sole discretion; provided that Liens described in the foregoing clauses (a) and (b) that are recorded in the real property records of the county in which the Oil and Gas Properties are located before the Closing Date shall not be Permitted Encumbrances to the extent such Liens arise by, from, through, under or as a result of any act by the Company, any Subsidiary or any Affiliate of the Company or any Subsidiary.

Section 3.13                       Prohibition on Indebtedness.

The Company shall not, and shall not permit any Subsidiary to, enter into, create, incur, assume, suffer, become or be liable for in any manner with respect to, or permit to exist, any Indebtedness, or guarantee, assume, endorse or otherwise become responsible for (directly or indirectly), any Indebtedness, performance, obligations or dividends of any other Person, other than (i) Indebtedness existing on the date hereof and disclosed in Schedule 2.1(l) to this Agreement, (ii) Indebtedness in favor of the Agent and the Investors and (iii) Indebtedness that is subordinate to the obligations of the Company to the Investors under the Notes and the other Transaction Documents pursuant to a subordination agreement in form and substance reasonably acceptable to the Agent and the Investors.

Section 3.14                       Compliance with Transaction Documents.

The Company shall, and shall cause its Subsidiaries to, comply with their respective obligations under the Notes and the other Transaction Documents.

Section 3.15                       Transactions with Affiliates.

The Company shall not, and shall not permit its Subsidiaries to, directly or indirectly, (i) purchase, acquire or lease any property from, or sell, transfer or lease any property to any officer, director, agent, employee or any Affiliate of the Company or any Subsidiary, or (ii) make any payments of management, consulting or other fees for management or similar services, or of any Indebtedness owing to any officer, director, agent, employee, or other Affiliate of Company or any Subsidiary, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, agent or such employee or, to the knowledge of the Company, any entity in which any officer, director, agent or any such employee has a substantial interest or is an officer, director, trustee or partner, other than (i) for payment of reasonable salary for services actually rendered, as approved by the Board of Directors of the Company as fair and reasonable in all respects to the Company or the applicable Subsidiary and upon terms no less favorable to the Company or such Subsidiary that the Company or such Subsidiary would obtain in a comparable arm’s length transaction with an unaffiliated person, (ii) reimbursement for expenses incurred on behalf of the Company in the ordinary course of and pursuant to the reasonable requirements of the business or any Subsidiary, and (iii) the repayment of amounts due or owing by PEDCO to MIE Jurassic Energy Corporation (“MIEJE”) pursuant to that certain promissory note, dated November 1, 2012, as amended and restated to date, in accordance with its terms but only to the extent permitted by that certain Subordination and Intercreditor Agreement dated as of the date hereof among the PEDCO, MIEJE and the Agent, or the conversion of such promissory note into shares of common stock of the Company.  “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.  “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. For the purposes of this definition, and without limiting the generality of the foregoing, any Person that owns directly or indirectly 10% or more of the equity interests having ordinary voting power for the election of the directors or other governing body of a Person (other than as a limited partner of such other Person) will be deemed to “control” such other Person. “Controlling” and “Controlled” have meanings correlative thereto.

Section 3.16                       No Merger or Sale of Assets; No Formation of Subsidiaries.

The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, (i) merge into or with or consolidate with any other Person (other than into the Company or a Subsidiary of the Company) or permit any other Person (other than the Company or a Subsidiary of the Company) to merge into or with or consolidate with it, provided that if any such consolidation or merger involves the Company, then the Company must be the survivor of such consolidation or merger; (ii) sell, issue, assign, lease, license, transfer, abandon, farm-out or otherwise dispose of any or all of its assets (other than inventory in the ordinary course of business), except as provided below; (iii) in any way or manner alter its organizational structure or effect a change of entity (except as expressly permitted in this Agreement); (iv) form or create any subsidiary or become a partner in any partnership or joint venture, or make any acquisition of any interest in any Person or acquire substantially all of the assets of any Person, unless (x) in the case of the formation or creation of any subsidiary or becoming a partner in any partnership or joint venture, (1) any such subsidiary, partnership or joint venture becomes a party to the Transaction Documents as guarantor and the assets of such subsidiary, partnership or joint venture are pledged to the Agent as Collateral, except, in the case of any partnership or joint venture, to the extent the related partnership agreement or similar organizational documents specifically prohibit such partnership or joint venture from becoming a party to the Transaction Documents and causing its assets to become Collateral, and (2) the equity interests issued by such subsidiary, partnership or joint venture and owned by the Company of such Subsidiary are pledged to the Agent as Collateral or (y) in the case of any acquisition of assets of any Person, such assets are pledged to the Agent as Collateral; (v) wind up, liquidate or, subject to the proviso in Section 3.19 below, dissolve or (vi) agree to do any of the foregoing. Notwithstanding the foregoing, the Company may transfer, sell, assign or farm-out, its working interest in all or any portion of the Mississippian Property, in an arm’s length, commercially and economically reasonable bona fide transaction (a “Bona Fide Transaction”), without the Agent’s or any Investor’s consent, provided that (1) such Bona Fide Transaction is approved by the Board of Directors of the Company, (2) such Bona Fide Transaction does not materially negatively affect the Maker’s ability to timely pay the principal and interest on the Notes or otherwise have a Material Adverse Effect, (3) the Agent maintains the security interest provided by the Security Agreement in the consideration received by the Maker or PED MSL or any of their respective Affiliates in connection with such Bona Fide Transaction and (4) RJ Resources Corp., a Delaware corporation (“RJ Resources”) receives a pro rata portion, based on the RJ RESOURCES’ working interest in the Mississippian Property, of any consideration received by the Company or PED MSL or any of their respective Affiliates in connection with such Bona Fide Transaction (whether in cash or in kind).  Upon the sale, assignment or transfer of all or any portion of the Mississippian Property in a Bona Fide Transaction, neither the Agent nor any Investor shall not retain any interest, rights, Lien or security interest in the Mississippian Property.  For the sake of clarity, the Agent and the Investors shall approve, ratify or consent to any Bona Fide Transaction agreed to by the Company’s Board of Directors.  In the event and on each occasion that any proceeds are received by or on behalf of the Company or any Affiliate of the Company in respect of any Bona Fide Transaction, the Company shall, immediately after such proceeds (after payment of any proceeds due to the Investors or any Affiliate of the Investors in connection with such Bona Fide Transaction) are received by the Company or any such Affiliate, prepay the Notes in an aggregate amount equal to 100% of such proceeds to the extent of the then outstanding principal and interest thereon.  If the Company delivers to the Agent and the Investors a certificate of the chief financial officer, principal accounting officer, treasurer or controller of the Company to the effect that the Company or any Subsidiary of the Company intends to apply such proceeds (or a portion thereof specified in such certificate) within 360 days after receipt of such proceeds to acquire Oil and Gas Properties, fund a portion of the Capital Expenditure Plan or acquire equipment or other tangible assets to be used in the business of the Company or such Subsidiary, and certifying that no Default or Event of Default has occurred and is continuing, then such proceeds specified in such certificate shall not be required to be immediately applied to the prepayment of the Notes upon receipt thereof, provided that if all or any portion of such proceeds is not so reinvested within such 360-day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment to the extent of the then outstanding principal of the Notes and interest thereon; provided, further, that all property purchased with such proceeds shall be made subject to a Lien in favor of the Agent.

Section 3.17                       Payment of Taxes, Etc.

The Company shall, and shall cause each of its Subsidiaries to, promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and the Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Subsidiaries shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and such Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

Section 3.18                       Corporate Existence.

The Company shall, and shall cause each of its Subsidiaries to, maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business; provided, however, that the Company may dissolve or cause one or more of its Subsidiaries to merge or consolidate with the Company or any of its other Subsidiaries, provided that if any such consolidation or merger involves the Company, then the Company must be the survivor of such consolidation or merger.

Section 3.19                       Maintenance of Assets.

The Company shall, and shall cause its Subsidiaries to, keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.

Section 3.20                       No Investments.

The Company shall not, and shall not permit any Subsidiary to, make or suffer to exist any Investments or commitments therefor, other than (a) Investments made in the ordinary course of business, (b) Investments existing on the Closing Date by the Company in the Subsidiaries, (c) Investment made exclusively from the proceeds of an equity investment into the Company, (d) Investments made pursuant to the Company’s outstanding obligations in connection with the pending acquisition of shares of Asia Sixth pursuant to that certain Shares Subscription Agreement dated September 11, 2013 between Asia Sixth, The Sixth Energy Limited and PEDCO and (e) loans made by PEDCO to Condor, provided that (i) simultaneously with the making of such loan by PEDCO, MIE Jurassic Energy Corporation (“MIEJE”) also makes a loan to Condor in such amount as will result in PEDCO’s loan to Condor representing twenty percent (20%) of the aggregate amount loaned to Condor by PEDCO and MIEJE and (ii) the loans made to Condor by PEDCO and MIEJE are par passu in right of payment. “Investment” means, with respect to any Person, (i) all investments (by capital contribution or otherwise) in any other Person, (ii) any extension of credit, loan or advance, or (iii) any purchase or repurchase of stock or other ownership interest, Indebtedness or all or a substantial part of the assets or property of any Person, bonds, notes, debentures or other securities, or otherwise, and whether existing on the date of this Agreement or thereafter made, but such term shall not include (x) the cash surrender value of life insurance policies on the lives of officers or employees, (y) amounts due from customers for services or products delivered or sold in the ordinary course of business, (z) or payments required to be made pursuant to operating agreements with respect to Oil and Gas Properties to fund drilling and completion costs with respect to operated and non-operated wells, or lease extensions, option exercises or acquisitions pursuant to corresponding AFE’s received by the Company or any Subsidiary.

Section 3.21                       Acquisition of Assets.

In the event the Company or any Subsidiary acquires any assets or other properties, without limiting or impairing the limitations set forth in Section 3.20 above, such assets or properties shall constitute a part of the Collateral (as defined in the Security Agreement) and the Company shall take all action necessary to perfect the Agent’s security interest in such assets or properties; provided that the Agent may waive or forego any Collateral requirement hereunder if the costs that would be incurred in fulfilling such requirement (including taking into account tax consequences and applicable law) are excessive in relation to the benefits afforded thereby, as determined by the Agent in its sole discretion.

Section 3.22                       Inspection.

The Company, upon reasonable written notice (which in no event shall be less than 48 hours), shall permit the Agent and any Investor and their respective duly authorized representatives or agents to visit any of the Company’s properties and inspect any of its assets or books and records, to examine and make copies of its books and records and to discuss its affairs, finances, technology and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as the Agent or such Investor may designate.

Section 3.23                       Material Contracts.

The Company shall, and shall cause each of its Subsidiaries to, comply with and perform all obligations required to be performed by them to date under any Material Agreement, other than those which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

Section 3.24                       Insurance.

The Company shall, and will cause each Subsidiary to:

(a)           have (i) all insurance policies sufficient for the compliance by each of them with all material governmental requirements and all Material Agreements and (ii) insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Company and the Subsidiaries.  The Company shall deliver (or cause to be delivered) copies of all such policies to the Agent and the Investors with an endorsement naming the Agent as a lender loss payee (under a satisfactory lender loss payable endorsement) or additional insured, as appropriate.  Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever; and

(b)           give to the Agent and the Investors prompt notice of any loss of the Company or any Subsidiary exceeding $25,000 covered by such insurance.  So long as no Event of Default (as defined in the Notes) has occurred and is continuing, the Company or such Subsidiary shall have the exclusive right to adjust any losses payable under any such insurance policies which are less than $25,000.  Following the occurrence and during the continuation of an Event of Default, the Agent shall have the right to adjust any losses payable under any such insurance policies, without any liability to the Company and the Subsidiaries whatsoever in respect of such adjustments except for the liability of the Agent for its gross negligence or willful misconduct.  Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to the Agent, for the benefit of the Investors, to be applied at the option of the Investors either to the prepayment (or held as cash collateral for) of the amounts outstanding under the Notes or to be disbursed to Company or such Subsidiary under staged payment terms satisfactory to the Investors for application to the cost of repairs, replacements, or restorations; provided, however, that, with respect to any such monies in an aggregate amount during any 12 consecutive month period not in excess of $50,000, so long as (i) no Event of Default shall have occurred and be continuing, (ii) the Company or the Subsidiary shall have given the Agent and the Investors prior written notice of the Company’s or such Subsidiary’s intention to apply such monies to the costs of repairs, replacement, or restoration of the property which is the subject of the loss, destruction, or taking by condemnation, (iii) the monies are held in a cash collateral account in which the Agent has a perfected first-priority security interest, and (iv) the Company or the Subsidiaries complete such repairs, replacements, or restoration within 180 days after the initial receipt of such monies, the Company and the Subsidiaries shall have the option to apply such monies to the costs of repairs, replacement, or restoration of the property which is the subject of the loss, destruction, or taking by condemnation unless and to the extent that such applicable period shall have expired without such repairs, replacements, or restoration being made, in which case, any amounts remaining in the cash collateral account shall be paid to the Agent and applied (or held as collateral) as set forth above.

Section 3.25                       Production Report and Lease Operating Statements.

Within 40 days after the end of each production month (unless for gas, then within 60 days after the end of each production month), (i) a report setting forth, for each calendar month during the then current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Company’s and each Subsidiary’s Oil and Gas Properties, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month, and internet access to the Company, real time reports of sales of production, if then available, and (ii) a statement from each operator setting forth the volumes of hydrocarbons sold, the price received and the Company’s or such Subsidiary’s share of the proceeds of such sale.  For non-operated assets, production reports will be forwarded within two (2) Business Days of receipt from the operator.

Section 3.26                       Operation and Maintenance of Properties.

The Company, at its own expense, shall, and shall cause each Subsidiary to:

(1)          operate its Oil and Gas Properties and other material properties or, in the case of non-operated properties, use its reasonable efforts to, cause such Oil and Gas Properties and other material properties to be operated in a careful and efficient manner, as would an ordinarily prudent operator under the same or similar circumstances, in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all governmental requirements, including, without limitation, applicable pro ration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other governmental authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom and the plugging of wells and such other obligations as contemplated by any of the Transaction Documents, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect;

(2)          keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear excepted) all of its material Oil and Gas Properties and other material properties, including, without limitation, all equipment, machinery and facilities;

(3)          promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases of whatever type or kind or other agreements affecting or pertaining to its Oil and Gas Properties and will take all other commercially reasonable actions necessary to keep unimpaired its and their rights with respect thereto and prevent any forfeiture thereof or default thereunder, including the expenditure of funds, unless: (i) the Company’s management has approved or ratifies such forfeiture or default; (ii) the actions required to be taken are out of the reasonable control of the Company (to include, without limitation, requiring a third party to file a Petition for Formal Probate of Will and Formal Appointment of Personal Representative); or (iii) the forfeiture thereof or default could not reasonably be expected to have a Material Adverse Effect;

(4)          promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material properties; and

(5)          to the extent none of the Company or the Subsidiaries is the operator of any property, the Company shall use reasonable efforts to require the operator to comply with this Section 3.26.

Section 3.27                       Title Information.

Upon request of the Agent or any Investor (at its sole discretion), the Company will deliver or caused to be delivered title information in form and substance acceptable to the Agent or such Investor covering Oil and Gas Properties, now owned or hereafter acquired; provided that with respect to the Oil and Gas Properties acquired in connection with the Continental Acquisition, the Company shall only be obligated to deliver or cause to be delivered such information available and in the possession of the Company or any Subsidiary.

Section 3.28                       Gas Imbalances, Take-or-Pay or Other Prepayments.

The Company shall not, and shall not permit any Subsidiary to, allow gas imbalances, take-or-pay or other prepayments with respect to the operated Oil and Gas Properties of the Company or any Subsidiary that would require the Company or such Subsidiary to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor to exceed one half billion cubic feet of gas in the aggregate.  This Section 3.27 shall not apply to the Company’s non-operated assets or to oil and gas properties located in Aktobe oblast of the Republic of Kazakhstan (the “Kazakhstan Asset”).

Section 3.29                       Company Contribution.

On or prior to the date that the Company delivers an Advance Request to RJC pursuant to Section 1.1(c), the Company shall have deposited into the Capex Account from a source other than an Investor an amount of funds equal to the amount of the requested Subsequent Funding described in such Advance Request (the “Company Contribution”).  Notwithstanding the foregoing, any proceeds the Company receives from the transfer, sale, assignment or farm-out of the Mississippian Properties may not be used to fund the Company Contribution.

              Section 3.29                      Capital Expenditure Plan.

(a)           The Company shall not, and shall not permit its Subsidiaries to, make expenditures with the proceeds of any Subsequent Funding or any Company Contribution except in compliance with Section 3.7(b) and in accordance with the Capital Expenditure Plan.  By no later than ten (10) days after the end of each month, the Company shall deliver to RJC a comparison of the Capital Expenditure Plan and the actual expenditures of the Company for such month, together with an explanation of any material variances.  The Company may, with the prior written consent of RJC (such consent not to be unreasonably withheld), update the Capital Expenditure Plan in order to facilitate necessary and desired changes due to factors such as timing of permits, availability of rigs, leaseholder issues, land preparation, non-operated project AFE’s received, and other events or occurrences related to the Assigned Properties.

(b)           Expenditures set forth in the Capital Expenditure Plan shall be funded as follows:

(i)           For projects within the Conveyed Properties:

(1)          first, from the net proceeds received by the Company from the transfer, sale, assignment or farm-out of the Mississippian Properties, if any; and

(2)          second, from the Company Contribution and the proceeds of a Subsequent Funding made by RJC as provided in Section 3.7(b).

(ii)           For projects outside the Conveyed Properties from the working capital of the Company.

Section 3.30                       Post-Closing Covenants.

The Company shall deliver or caused to be delivered to the Agent each document enumerated below, in form and substance satisfactory to the Agent, by the earlier of (i) the date specified below opposite such document and (ii) the date on which the Company or its applicable Subsidiary receives the comparable document with respect to its interest in the affected Oil and Gas Properties, provided that, the Agent may, in its reasonable discretion, agree to extend the date on which any such document is required to be delivered:

Document	Date of Delivery
(a)   appropriate documents to be signed by RJ Resources pursuant to which RJ Resources shall become a party to all joint operating agreements related to the Oil and Gas Properties subject to the Continental Interest Conveyance Agreement
Not later than April 4, 2014

(b)   consent of the Colorado State Land Board with respect to the transfer to Red Hawk Petroleum, LLC (“Red Hawk”) and RJ Resources of the Oil and Gas Properties subject to the Continental Interest Conveyance Agreement with respect to which the State of Colorado is the lessor
Not later than July 7, 2014

(c)   consent of the Board of the County Commissioners of the County of Weld with respect to the transfer to Red Hawk and RJ Resources of the Oil and Gas Properties subject to the Continental Interest Conveyance Agreement with respect to which the Weld County is the lessor
Not later than July 7, 2014

(d)   consent of the Marguerite Freeman Revocable Trust with respect to the transfer to Red Hawk and RJ Resources of the Oil and Gas Properties subject to the Continental Interest Conveyance Agreement with respect to which the Marguerite Freeman Revocable Trust is the lessor
Not later than May 4, 2014

ARTICLE IV

CONDITIONS

Section 4.1                       Conditions Precedent to the Obligation of the Company to Close and to Sell the Notes at the Closing.

The obligation hereunder of the Company to close and issue and sell the Notes to the Investors at the Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)              No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(b)             Delivery of Initial Funding.  The Investors shall have advanced the Initial Funding as payment for the purchase price of the Notes on the date of the Closing.

(c)             Delivery of Transaction Documents.  The Transaction Documents to which the Agent and each Investor is a party shall have been duly executed and delivered by the Agent and such Investor to the Company.

(d)            Accuracy of Representations and Warranties.  Each of the representations and warranties of each Investor in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of the date of the Closing, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

(e)           No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Agent or any Investor seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

Section 4.2                       Conditions Precedent to the Obligation of the Investors to Close at the Closing.

The obligation hereunder of the Investors to consummate the transactions contemplated by this Agreement, including the obligation hereunder of the Investors to make the Initial Funding, is subject to the satisfaction or waiver in the Investors’ sole discretion, on or before the Closing Date, of each of the conditions set forth below.

(a)             Notes and Transaction Documents.  The Company shall have delivered to each Investor a Note, and the Company and the Subsidiaries shall have duly executed and delivered the other Transaction Documents to the Agent and the Investors, and the Agent and the Investors shall have received such title information as the Agent or any Investor may require, satisfactory to the Agent and the Investors, setting forth the status of title to the Company’s interest in any Oil and Gas Properties owned by Company or any Subsidiary which is subject to the Liens existing or to exist under the terms of the Security Agreement or the Mortgages.  For the purposes of this Agreement, “Oil and Gas Properties” means (a) all rights, titles, interests and estates now or hereafter acquired directly or indirectly through ownership in other entities or otherwise in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature (the “Hydrocarbon Interests”); (b) any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights (the “Properties”) now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any governmental authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of oil, gas, casing head gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom (“Hydrocarbons”) from or attributable to such Hydrocarbon Interests; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and (g) all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property and including any and all oil wells, gas wells, injection wells, disposal wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

(b)              Deposit Account Control Agreement.  The Agent shall have received Deposit Account Control Agreements for each deposit account of the Company and the Subsidiaries, including without limitation, deposit accounts owned by White Hawk, the Operations Account, which shall be in form and substance satisfactory to the Agent in its sole discretion.  The Company shall not be required to provide Deposit Account Control Agreements for deposit accounts of Condor.

(c)             Secretary’s Certificate.  The Company, Red Hawk, PED MSL, PEDCO and White Hawk Petroleum, LLC shall have delivered to the Agent and the Investors secretary’s certificates, dated as of the Closing, as to (i) the resolutions approving the transactions contemplated hereby and by the Transaction Documents, (ii) the respective organizational documents of the Company, Red Hawk Petroleum, LLC, PED MSL, PEDCO and White Hawk Petroleum, LLC, each as in effect at the Closing, and (iii) the authority and incumbency of the officers of the Company, Red Hawk, PED MSL, PEDCO and White Hawk Petroleum, LLC executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(d)             Good Standing Certificates, etc.  The Agent and the Investors shall have received certificates of the appropriate governmental agencies with respect to the existence, qualification and good standing of the Company, Red Hawk, PED MSL and PEDCO.

(e)              Officer’s Certificate.  The Company shall have delivered to the Agent and the Investors a certificate signed by an executive officer on behalf of the Company, dated as of the date of the Closing, confirming the accuracy of the Company’s representations and warranties as of such date and no Default or Event of Default has occurred or will occur on the Closing Date after giving effect to the transactions contemplated by the Transaction Documents.

(f)             Due Diligence.  The Company shall have permitted the Agent and each Investor to make such inspections as the Agent or such Investor deems reasonably appropriate and the Agent or such Investor, as applicable, is satisfied, in its reasonable discretion, with the results thereof.  Such audits and inspections by the Agent or such Investor shall not affect any of the representations and warranties made by the Company in this Agreement and shall not, under any circumstances constitute a waiver of the Agent’s or such Investor’s indemnification rights under ARTICLE VI hereof, or otherwise relieve the Company of any liability thereunder.

(g)             Searches.  The Agent and the Investors shall have received UCC, tax, judgment and litigation searches against the Company and the Subsidiaries in those offices and jurisdictions as the Agent or any Investor shall reasonably request which shall show that no financing statement, liens, or assignments or other filings have been filed or remain in effect against the Company, the Subsidiaries or any Collateral except for Permitted Encumbrances and financing statements, assignments or other filings with respect to which the secured party or existing lender (i) has delivered to the Agent termination statements or other documentation evidencing the termination of its Liens and security interests in the Collateral, or (ii) has agreed in writing to release or terminate its Lien and security interest in the Collateral upon receipt of proceeds of the Initial Funding on the Closing Date.

(h)             UCC Financing Statements; Mortgages.  On or prior to the date of the Closing, the Company and the Subsidiaries shall have filed (or authorized the filing of) all UCC and similar financing statements and all Mortgages, each in form and substance satisfactory to the Agent and the Investors, at the appropriate offices to create a valid and perfected first priority security interest in the Collateral (as defined in the Security Agreement) and in the Oil and Gas Properties.

(i)             Consents.  Except as set forth on Schedule 2.1(b) hereto, the Company shall have obtained all consents, approvals, or waivers from all governmental authorities, third parties and Company security holders necessary (i) for the execution, delivery and performance of this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby and (ii) to not trigger any preemptive rights, rights of first refusal, put or call rights or obligations, anti-dilution rights or similar rights that any holder of the Company’s securities may have with respect to the execution, delivery and performance of this Agreement and each of the Transaction Documents and all transactions contemplated hereby and thereby, all without material cost or other adverse consequences to the Company.

(j)             Insurance.  The Agent and the Investors shall have received a certificate of insurance coverage for Company and the Subsidiaries (or other evidence of insurance coverage acceptable to the Agent and the Investors) showing that Company and the Subsidiaries are carrying insurance in accordance with Section 3.23 hereof.

(k)             Operating Agreements.  The Agent and the Investors shall have received copies of the operating agreements for the Oil and Gas Properties which are part of the Collateral (as defined in the Security Agreement) and, with respect to each operating agreement, other than any operating agreement for the Oil and Gas Properties acquired in connection with the Continental Acquisition, the operator party thereto shall agree to pay to an account with respect to which the Agent has a perfected security interest and control all amounts due to the Company or any Subsidiary under such operating agreement.

(l)             Environmental Condition.  The Agent and the Investors shall have received all reports and notices concerning the environmental condition of the Oil and Gas Properties available to Company and shall be satisfied with the environmental condition thereof.

(m)            Opinion of Counsel.  The Agent and the Investors shall have received an opinion of counsel to the Company, dated the date of the Closing, reasonably acceptable to counsel to the Agent and the Investors.

(n)             Capital Expenditure Plan.  The Company shall deliver to RJC a Capital Expenditure Plan for the period commencing on February 1, 2014 and ending on December 31, 2014.

(o)             Subordination Agreements.  The Agent and the Investors shall have received subordination agreements dated as of the Closing Date from the holders of the Indebtedness set forth on Schedule 2.1(l) hereto, in form and substance satisfactory to the Agent and the Investors.

(p)             MIE Note. The Agent and the Investors shall have received a subordination agreement and acknowledgment from MIE Holdings Corporation relating to its outstanding Secured Subordinated Promissory Note owed by the Company to MIE Holdings Corporation, in form and substance satisfactory to the Agent and the Investors in their sole discretion.

(q)              Continental Acquisition. The conditions to closing the Continental Acquisition shall have been satisfied, other than the payment of the purchase price in connection therewith, and the Company shall have deposited into its operating account an amount equal to $2,700,000, representing the net cash proceeds received from the sale by White Hawk of approximately 1,331 net acres in the Eagle Ford located in McMullen County, Texas to Millennial PDP Fund IV, LP, to be applied to pay a portion of the purchase price of $30,000,000 for the Continental Acquisition.

(r)               Proved PV-10. The Agent and the Investors shall have received, to its sole satisfaction, verification of the Company’s proved PV-10 (including a breakdown of PDP, PNP and PUDs) from an Approved Consultant.

(s)              Conveyance Agreements.  The Company or a Subsidiary and RJ RESOURCES shall have entered into, and consummated the transactions contemplated by, agreements with respect to the sale, assignment and conveyance by the Company or such Subsidiary to such affiliate of fifty percent (50%) of (i) the working interest acquired by the Company or such Subsidiary in connection with the Continental Acquisition (the “Continental Interest Conveyance Agreement”), (ii) limited liability company interests of PED MSL (the “Mississippian Interest Conveyance Agreement”) and (iii) the benefits, whether in the form of the shares of Asia Sixth, the return of the initial subscription price paid by PEDCO or proceeds received by PEDCO from the exercise of rights, acquired pursuant to that certain Shares Subscription Agreement dated September 11, 2013 between Asia Sixth, The Sixth Energy Limited and PEDCO (the “Asia Sixth Interest Conveyance Agreement”).

(t)             Condor Notes.  PEDCO shall have loaned to Condor such funds as required pursuant to outstanding unpaid cash calls, so that after giving effect to such loan(s), PEDCO’s loan to Condor represents approximately 20% of the aggregate amount of loans made by MIEJE and PEDCO to Condor.

(u)             Condor Operating Agreement.  The Agent and the Investors shall have received a copy of an executed amendment to the Condor operating agreement between Condor, PEDCO and MIEJE that permits (i) PEDCO to pledge to the Agent the Units issued by Condor to PEDCO and (ii) RJC or any Person designated by RJC to become a Member of Condor if RJC exercised its remedies to foreclose on such pledge after the occurrence of an Event of Default.

Section 4.3                       Conditions Precedent to the Obligation of the Investors to Make Each Funding.

The obligation hereunder of the Investors to make each Funding contemplated by this Agreement is subject to the satisfaction or waiver in the Investors’ sole discretion, at or before such Funding, of each of the conditions set forth below.

(a)             Accuracy of Representations and Warranties.  Each of the representations and warranties of the Company and the Subsidiaries in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of the date of the Closing, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

(b)             Event of Default.  No Default or Event of Default shall have occurred and be continuing.

(c)             Performance.  The Company and each Subsidiary shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by the Company and each Subsidiary at or prior to the date of the Closing.

(d)             No Suspension, Etc.  At any time prior to any Funding, a banking moratorium shall have not been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of the Investors, makes it impracticable or inadvisable to make such Funding.

(e)             No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(f)             No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(g)             Material Adverse Effect.  No Material Adverse Effect shall have occurred since September 30, 2013.

(h)             Payment of the Investors’ Expenses.  The Company shall have paid the fees and expenses described in Section 8.1 of this Agreement.

ARTICLE V

CERTIFICATE LEGEND

Section 5.1                       Legend.

Each certificate representing a Note shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS PEDEVCO CORP. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

ARTICLE VI

INDEMNIFICATION

Section 6.1                       General Indemnity.

The Company agrees to indemnify and hold harmless the Agent and each Investor (and their respective directors, officers, members, partners, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Agent or an Investors as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.

Section 6.2                       Indemnification Procedure.

Any party entitled to indemnification under this ARTICLE VI (an “indemnified party”) will give written notice to the indemnifying party of any matter giving rise to a claim for indemnification; provided that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this ARTICLE VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnifying party a conflict of interest between it and the indemnified party exists with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim.  In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder.  The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim.  The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense.  The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent.  Notwithstanding anything in this ARTICLE VI to the contrary, the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim.  The indemnification obligations to defend the indemnified party required by this ARTICLE VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party shall refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification.  The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE VII

REGARDING AGENT

Section 7.1                       Appointment.

Each Investor hereby designates BAM Administrative Services LLC to act as the Agent for such Investor under this Agreement and the Transaction Documents.  Each Investor hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the Transaction Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and the Agent shall hold all Collateral, payments of principal and interest, fees, charges and collections received pursuant to this Agreement, for the ratable benefit of Investors.  The Agent may perform any of its duties hereunder by or through its agents or employees.  As to any matters not expressly provided for by this Agreement the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Investors, and such instructions shall be binding; provided, however, that the Agent shall not be required to take any action which exposes the Agent to liability or which is contrary to this Agreement or the Transaction Documents or Applicable Law unless the Agent is furnished with an indemnification reasonably satisfactory to the Agent with respect thereto.

Section 7.2                       Nature of Duties.

The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Transaction Documents.  Neither the Agent nor any of its officers, directors, employees or agents shall be (a) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct, or (b) responsible in any manner for any recitals, statements, representations or warranties made by the Company or any Subsidiary (collectively, the “Loan Parties” and each, individually, a “Loan Party”) or any officer thereof contained in this Agreement, or in any of the Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any of the Transaction Documents or for the value, validity, effectiveness, genuineness, due execution, enforceability or sufficiency of this Agreement, or any of the Transaction Documents or for any failure of a Loan Party to perform its obligations hereunder.  The Agent shall not be under any obligation to any Investor to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Transaction Documents, or to inspect the properties, books or records of a Loan Party.  The duties of the Agent with respect to the Term Loan to Borrower shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Investor; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein.

Section 7.3                    Lack of Reliance on Agent: Resignation.

(a)           Independently and without reliance upon the Agent or any other Investor, each Investor has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Term Loan hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Loan Parties.  The Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Investor with any credit or other information with respect thereto, whether coming into its possession before making of any Funding or at any time or times thereafter except as shall be provided by the Loan Parties pursuant to the terms hereof.  The Agent shall not be responsible to any Investor for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any Transaction Document, or of the financial condition of the Loan Parties, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Transaction Documents or the financial condition of the Loan Parties, or the existence of any Event of Default or any Default.

(b)           The Agent may resign on sixty (60) days’ written notice to each of Investors and Borrower and upon such resignation, the Investors will promptly designate a successor Agent reasonably satisfactory to Borrower (provided that no such approval by Borrower shall be required (i) in any case where the successor Agent is one of Investors or (ii) after the occurrence and during the continuance of any Event of Default).  Any such successor Agent shall succeed to the rights, powers and duties of the Agent, and shall in particular succeed to all of the Agent’s right, title and interest in and to all of the Liens in the Collateral securing the obligations created hereunder or any Transaction Document, and the term “the Agent” shall mean such successor agent effective upon its appointment, and the former Agent’s rights, powers and duties as the Agent shall be terminated, without any other or further act or deed on the part of such former Agent.  However, notwithstanding the foregoing, if at the time of the effectiveness of the new Agent’s appointment, any further actions need to be taken in order to provide for the legally binding and valid transfer of any Liens in the Collateral from former Agent to new Agent and/or for the perfection of any Liens in the Collateral as held by new Agent or it is otherwise not then possible for new Agent to become the holder of a fully valid, enforceable and perfected Lien as to any of the Collateral, former Agent shall continue to hold such Liens solely as agent for perfection of such Liens on behalf of new Agent until such time as new Agent can obtain a fully valid, enforceable and perfected Lien on all Collateral, provided that the Agent shall not be required to or have any liability or responsibility to take any further actions after such date as such agent for perfection to continue the perfection of any such Liens (other than to forego from taking any affirmative action to release any such Liens).  After any the Agent’s resignation as the Agent, the provisions of this ARTICLE VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement (and in the event resigning Agent continues to hold any Liens pursuant to the provisions of the immediately preceding sentence, the provisions of this ARTICLE VII shall inure to its benefit a to any actions taken or omitted to be taken by it in connection with such Liens).

Section 7.4                       Certain Rights of the Agent.

If the Agent shall request instructions from the Investors with respect to any act or action (including failure to act) in connection with this Agreement or any Transaction Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Investors; and the Agent shall not incur liability to any Person by reason of so refraining.  Without limiting the foregoing, the Investors shall not have any right of action whatsoever against the Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Investors.

Section 7.5                        Reliance.

The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Transaction Documents and its duties hereunder, upon advice of counsel selected by it.  The Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care.

Section 7.6                          Notice of Default.

The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Transaction Documents, unless the Agent has received notice from an Investor or the Company referring to this Agreement or the Transaction Documents, describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Investors.  The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Investors; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Investors.

Section 7.7                          Indemnification.

To the extent the Agent is not reimbursed and indemnified by a Loan Party, each Investor will reimburse and indemnify the Agent (based on the outstanding principal amount of the Fundings due to such Investor and the aggregate outstanding principal amount of the Fundings due to all the Investors), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Transaction Document; provided that, Investors shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent’s gross (not mere) negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment).

Section 7.8                          The Company’s Undertaking to Agent.

Without prejudice to their respective obligations to Investors under the other provisions of this Agreement, the Company hereby undertakes with the Agent to pay to the Agent from time to time on demand all amounts from time to time due and payable by it for the account of the Agent or the Investors or any of them pursuant to this Agreement to the extent not already paid.  Any payment made pursuant to any such demand shall pro tanto satisfy the Company’s obligations to make payments for the account of the Investors or the relevant one or more of them pursuant to this Agreement.

Section 7.9                            No Reliance on the Agent’s Obligor Identification Program.

Each Investor acknowledges and agrees that neither such Investor, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Investor’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with the Loan Parties, their Affiliates or their agents, this Agreement, the Transaction Documents or the transactions hereunder or contemplated hereby:  (a) any identity verification procedures, (b) any record-keeping, (c) comparisons with government lists, (d) customer notices or (e) other procedures required under the CIP Regulations or such other laws.

Section 7.10                           Other Agreements.

Each of Investors agrees that it shall not, without the express consent of the Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of the Agent, set off against the amount outstanding under this Agreement and the Transaction Documents, any amounts owing by such Investor to a Loan Party or any deposit accounts of a Loan Party now or hereafter maintained with such Investor.  Anything in this Agreement to the contrary notwithstanding, each of Investors further agrees that it shall not, unless specifically requested to do so by the Agent, take any action to protect or enforce its rights arising out of this Agreement or the Transaction Documents, it being the intent of Investors that any such action to protect or enforce rights under this Agreement and the Transaction Documents shall be taken in concert and at the direction or with the consent of the Agent or Investors.

ARTICLE VIII

MISCELLANEOUS

Section 8.1                            Fees and Expenses.

The Company shall pay the costs, fees and expenses of the Agent and the Investors incurred in connection with the transactions contemplated by the Transaction Documents, including reasonable diligence and legal fees and expenses and the costs, fees and expenses associated with title information, recordation or perfection of the Collateral (as defined in the Security Agreement) up to a maximum of $200,000.  The Agent and the Investor confirms and acknowledges that prior to the date of this Agreement the Company has paid $50,000 to be applied to such legal fees and expenses.  In addition, the Company shall pay all reasonable fees and expenses incurred by the Agent and the Investors in connection with the administration and enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys’ fees and expenses.

Section 8.2                            Specific Performance; Consent to Jurisdiction; Venue.

(a)           The Company, the Agent and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)           The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue.  The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York.  The Company, the Agent and the Investors consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.

Section 8.3                            Entire Agreement; Amendment.

This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor the Agent or the Investors make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein.  No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company, the Agent and the Investors.  Any amendment or waiver effected in accordance with this Section 8.3 shall be binding upon the Investors (and their respective successors and assigns) and the Company.

Section 8.4                             Notices.

Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:	PEDEVCO CORP. 4125 Blackhawk Plaza Circle, Suite 201 Danville, California 94506 Tel: (855) 733-3826 Fax: (925) 403-0703 Attention: General Counsel and Chief Financial Officer

with copies to:	The Loev Law Firm, PC 6300 West Loop South; Suite 280 Bellaire, Texas 77401 Tel: (713) 524-4110 Fax: (713) 524-4122 Attention: David M. Loev

If to the Agent:	BAM Administrative Services LLC 1370 Avenue of the Americas, 32nd Floor New York, New York 10019 Tel: (212) 260-5050 Fax: (212) 260-5051 Attention: David Levy

with copies to:	RJ Credit LLC 152 West 57th Street, 4th Floor New York, NY 10019 Tel: (212) 582-2222 Fax: (212) 582-2424 Attention: David Steinberg

and:	Blank Rome LLP 405 Lexington Avenue New York, New York 10174 Tel: (212) 885-5431 Fax: (917) 332-3065 Attention: Eliezer M. Helfgott, Esq.

If to an Investor:	To the address set forth on the signatures page to this Agreement

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

Section 8.5                                           Waivers.

No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 8.6                                           Headings.

The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 8.7                                           Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.  Any Investor may assign the Note issued to such Investor and its rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company, provided such assignment is not required to be registered under the Securities Act or under applicable state securities laws and such Investor provides the Company prompt written notice of such assignment, provided that the failure to provide such notice shall not affect such assignment.  Neither the Company nor any Subsidiary may assign its rights and obligations under any Transaction Document without the prior written consent of the Agent and the Investors, which consent may be withheld by the Agent and the Investors in their sole discretion.

Section 8.8                                           No Third Party Beneficiaries.

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 8.9                                           Governing Law.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 8.10                                           Survival.

The representations, and warranties of the Company, the Agent and the Investors shall survive the execution and delivery hereof and the Closing; the agreements and covenants set forth in ARTICLE I, ARTICLE III, ARTICLE V, ARTICLE VI and ARTICLE VII of this Agreement shall survive the execution and delivery hereof and Closing hereunder.

Section 8.11                                           Publicity.

The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Agent or any Investor without the consent of the Agent or such Investor, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation and then only to the extent of such requirement, provided that the Agent and the Investors acknowledge that the Company is required to file a Form 8-K following the Closing and that the Form 8-K rules require the disclosure of the names of the Agent and the Investors in such Form 8-K.

Section 8.12                                           Counterparts.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

Section 8.13                                           Severability.

The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 8.14                                           Further Assurances.

From and after the date of this Agreement, upon the request of the Agent or any Investor, the Company shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Name: Frank C. Ingriselli
Title: President and CEO

BAM ADMINISTRATIVE SERVICES LLC

By:	/s/ David Levy
Name: David Levy
Title:

BRE BCLIC PRIMARY
Wilmington Trust, National Association, not in its individual capacity, but solely as Trustee

By:	/s/ David B. Young
Name: David B. Young
Title: Vice President

Term Commitment: $11,800,000

Address for Notices:

BRe BCLIC Primary 1370 Avenue of the Americas, 32nd Floor New York, New York 10019 Tel: (212) 260-5050 Fax: (212) 260-5051 Attention: David Levy

With copies to:

Blank Rome LLP 405 Lexington Avenue New York, NY 10174 Tel: (212) 885-5431 Fax: (917) 332-3065 Attention: Eliezer M. Helfgott, Esq.

BRE BCLIC SUB
Wilmington Trust, National Association, not in its individual capacity, but solely as Trustee

By:	/s/ David B. Young
Name: David B. Young
Title: Vice President

Term Commitment: $423,530

Address for Notices:

BRe BCLIC Sub 1370 Avenue of the Americas, 32nd Floor New York, New York 10019 Tel: (212) 260-5050 Fax: (212) 260-5051 Attention: David Levy

With copies to:

Blank Rome LLP 405 Lexington Avenue New York, NY 10174 Tel: (212) 885-5431 Fax: (917) 332-3065 Attention: Eliezer M. Helfgott, Esq.

BRE WNIC 2013 LTC PRIMARY

By:	/s/ David B. Young
Name: David B. Young
Title: Vice President

Term Commitment: $17,522,941

Address for Notices:

BRe WNIC 2013 LTC Primary 1370 Avenue of the Americas, 32nd Floor New York, New York 10019 Tel: (212) 260-5050 Fax: (212) 260-5051 Attention: David Levy

With copies to:

Blank Rome LLP 405 Lexington Avenue New York, NY 10174 Tel: (212) 885-5431 Fax: (917) 332-3065 Attention: Eliezer M. Helfgott, Esq.

BRE WNIC 2013 LTC SUB

By:	/s/ David B. Young
Name: David B. Young
Title: Vice President

Term Commitment: $803,529

Address for Notices:

BRe WNIC 2013 LTC Sub Trust 1370 Avenue of the Americas, 32nd Floor New York, New York 10019 Tel: (212) 260-5050 Fax: (212) 260-5051 Attention: David Levy

With copies to:

Blank Rome LLP 405 Lexington Avenue New York, NY 10174 Tel: (212) 885-5431 Fax: (917) 332-3065 Attention: Eliezer M. Helfgott, Esq.

RJ CREDIT LLC

By:	/s/ David Steinberg
David Steinberg
Authorized Signatory

Term Commitment: $3,950,000

Address for Notices:

RJ Credit LLC 152 West 57th Street, 4th Floor New York, NY 10019 Tel: (212) 582-2222 Fax: (212) 582-2424 Attention: David Steinberg

With copies to:

Blank Rome LLP 405 Lexington Avenue New York, NY 10174 Tel: (212) 885-5431 Fax: (917) 332-3065 Attention: Eliezer M. Helfgott, Esq.

EXHIBIT 1.1A

THE SECURITY REPRESENTED BY THIS SENIOR SECURED PROMISSORY NOTE (THIS “SECURITY”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS PEDEVCO CORP. SHALL HAVE RECEIVED  AN  OPINION  OF  COUNSEL  THAT  REGISTRATION  OF  THIS SECURITY UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

SENIOR SECURED PROMISSORY NOTE

Dated: March 7, 2014	$

For value received, PEDEVCO CORP., a corporation organized under the laws of the State of Texas (the “Maker”), hereby promises to pay to the order of [ ](together with its successors, representatives, and assigns, the “Holder”), in accordance with the terms hereinafter provided, the aggregate unpaid principal amount of each Funding from time to time made by the Holder to the Maker under the Note Purchase Agreement dated as of March 7, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and among the Maker, the Holder, the other investors party thereto (the Holder and such other investors, collectively, the “Investors” and each, individually, an “Investor”) and BAM Administrative Services LLC, as agent for the Investors (the “Agent”), together with interest on such principal amount and all other obligations outstanding hereunder.

All payments under or pursuant to this Senior Secured Promissory Note (this “Note”) shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to such account as the Holder may designate from time to time in writing to the Maker.  The outstanding principal balance of this Note shall be due and payable on the earlier of (i) March 7, 2017 and (ii) the date all obligations and indebtedness hereunder are accelerated in accordance with Section 2.2 (the “Maturity Date”).

Notwithstanding  any provision  contained  in  the  Purchase  Agreement,  this  Note,  the Senior Secured Promissory Notes issued by the Maker to the other Investors pursuant to the Purchase  Agreement  (collectively  with  this  Note,  the  “Investors’  Notes”)  or  any  other Transaction Document to the contrary, all payments made by the Maker or any other Person to the Agent or the Investors under this Note, the other Investors’ Notes, the Purchase Agreement or the other Transaction Documents shall be paid and applied as follows:

FIRST, if any Event of Default (as defined in Section 2.1) or “Event of Default” as defined in any other Investors’ Notes shall have occurred, to the Agent, to be applied to the payment of all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) of the Agent in connection with enforcing its rights and the rights of the Investors under the Purchase Agreement, the Investors’ Notes and the other Transaction Documents;

SECOND, to the Holder and the other Investors (other than RJ Credit LLC ("RJC"), to be applied to the payment of all accrued interest on account of the Investors’ Notes (other than the Investors’ Note payable to the order of RJ Credit LLC (the “RJC Note”)), and each of the Holder and such other Investors shall receive an amount equal to its pro rata share (based on the proportion that such interest payable to the Holder or such other Investor bears to the aggregate amount of interest payable to the Holder and such other Investors);

THIRD, if no Event of Default or “Event of Default” as defined in any other Investors’ Notes exists, to RJC, to be applied to the payment of all accrued interest on account of the RJC Note;

FOURTH, to the Holder and the other Investors (other than RJC), to be applied to the payment of the outstanding principal amount of the Investors’ Notes (other than the RJC Note) until such principal amount has been paid in full, and each of the Holder and such other Investors shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding principal amount of the Investors’ Notes held by the Holder or such other Investor bears to the aggregate then outstanding principal amount of such Investors’ Notes);

FIFTH, after the principal amount of the Investors’ Notes (other than the RJC Note) have been paid in full, to RJC, to be applied to the payment of all accrued interest on account of the RJC Note not paid to RJC pursuant to clause THIRD above;

SIXTH, after the principal amount of the Investors’ Notes (other than the RJC Note) have been paid in full, to RJC, to be applied to the payment of the outstanding principal amount of the RJC Note;

SEVENTH, to the Agent and the Investors, to be applied to all other obligations which have  become  due  and  payable  under  the  Purchase  Agreement  or  the  other  Transaction Documents or otherwise and not repaid pursuant to clauses “FIRST” through “SIXTH” above; and

EIGHTH, the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

ARTICLE I
TERMS OF NOTE

Section 1.1      Purchase Agreement.  This Note has been executed and delivered pursuant to the Purchase Agreement.  Fundings made by the Holder shall be evidenced by one or more accounts or records maintained by the Holder in the ordinary course of business. The Holder may also attach schedules to this Note and endorse thereon the date and amount of the Fundings and payments with respect thereto.

Section 1.2      Interest.  Interest on the outstanding principal amount of this Note shall accrue, in arrears, at a rate of fifteen percent (15%) per annum and shall be payable on the first Business Day of each month, commencing on April 1, 2014 and on the Maturity Date. Furthermore, upon the occurrence and during the continuance of an Event of Default (as defined below), the Maker will pay additional default rate interest to the Holder, payable on demand, at a rate equal to the lesser of two and one-half percent (2½%) per month (prorated for partial months) and the maximum applicable legal rate per annum, computed on the basis of a 360-day year of twelve (12) thirty-day months on the outstanding principal balance of this Note and on all other amounts due under this Note.

Section 1.3      Payment  of  Principal;  Prepayment.  The  outstanding  principal balance plus all outstanding interest and all other amounts due and owing hereunder shall be paid in full on the Maturity Date.  Any amount of principal repaid hereunder may not be reborrowed. The Maker may prepay all or any portion of the principal amount of this Note, without premium or  penalty,  in  an  amount  equal  to  the  sum  of  (a)  100%  of  the  amount  of  such  principal prepayment and (b) all outstanding interest and all other amounts due and owing hereunder, upon not less than three (3) Business Days prior written notice to the Holder.   This Note is further subject to mandatory prepayment at the option of the Holder as set forth in ARTICLE III.

Section 1.4      Security Documents.  The obligations of the Maker hereunder are secured by a continuing security interest in (a) substantially all of the assets of the Maker pursuant to the terms of the Security Agreement, the Mortgages and other collateral documents and (b) the Maker’s equity interests in its Subsidiaries pursuant to the terms of the Security Agreement.

Section 1.5      Payment on Non-Business Days.   Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be due on the next succeeding Business Day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

Section 1.6      Transfer.  This Note may be transferred or sold, and may also be pledged, hypothecated or otherwise granted as security, by the Holder; provided, however, that any transfer or sale of this Note must be in compliance with any applicable securities laws.

Section 1.7      Replacement.    Upon  receipt  of  a  duly executed,  notarized  and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof) and a standard indemnity, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

Section 1.8      Use of Proceeds.  The Maker shall use the proceeds of this Note as set forth in the Purchase Agreement.

ARTICLE II
EVENTS OF DEFAULT; REMEDIES

Section 2.1     Events of Default.  The occurrence of any of the following events shall be an “Event of Default” under this Note:

(a)       any failure to make any payment of (i) the principal amount under this Note as and when the same shall be due and payable (whether on the Maturity Date or by acceleration or otherwise), or (ii) interest or any other monetary obligation under this Note by the third Business Day after the same shall be due and payable (whether on the Maturity Date or by acceleration or otherwise); or

(b)       the Maker or any Subsidiary shall fail to observe, perform or comply with any  condition,  covenant,  undertaking  or  agreement  contained  in  this  Note  or  any  other Transaction Document; or

(c)       Liens, levies, attachments, executions or assessments (or any of them) are issued with respect to, attaches to or filed or recorded with respect to or otherwise imposed upon all or any part of the Collateral or the assets of the Maker or any Subsidiary (other than with respect to Collateral, Permitted Encumbrances) and such Lien, levy or assessment is not stayed, vacated, paid or discharged within ten (10) days; or

(d)       any representation  or warranty made by the Maker or any Subsidiary herein or in any other Transaction Document shall prove to have been false or incorrect or breached on the date as of which made or deemed made; or

(e)       the Maker or any Subsidiary shall (i) fail to make any payment when due under the terms of any Indebtedness for borrowed money to be paid by such Person and such failure shall continue beyond any period of grace provided with respect thereto or (ii) default in the observance or performance of any other agreement, term or condition contained in any agreement (related to Indebtedness or otherwise), and the effect of such failure or default as set forth in clause (i) or (ii), is to cause, or permit the holder or holders thereof, or any counterparty to an agreement relating to Indebtedness, to cause Indebtedness, or amounts due thereunder, in an aggregate amount of $250,000 or more to become due prior to its stated date of maturity or the date such amount would otherwise have been due notwithstanding such default; provided that any failure or default as set forth in clause (i) or (ii) with respect to (1) those certain Secured Promissory Notes dated March 22, 2013, as amended by those certain Amendments to Secured Promissory Note dated December 16, 2013; and (2) the Amended and Restated Secured Subordinated Promissory Note dated March 25, 2013, as amended by a First Amendment to Amended and Restated Secured Subordinated Promissory Note dated July 9, 2013 in favor of MIE Jurassic Energy Corporation, which are subject to Subordination and Intercreditor Agreements with BAM Administrative Services LLC shall not be an Event of Default under this Section 2.1(e) unless the Maker, any Subsidiary or any holder of the notes described in clause (1) or (2) acts or fails to act in contravention of the Subordination and Intercreditor Agreement to which such holders are a party; or

(f)         the  Maker  or  any  Subsidiary  shall  (i)  apply  for  or  consent  to  the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

(g)       a proceeding or case shall be commenced in respect of the Maker or any Subsidiary in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment  of  a  trustee,  receiver,  custodian,  liquidator  or  the  like  of  the  Maker  or  any Subsidiary or of all or any substantial part of the Maker or any Subsidiary, or any of the Maker’s or a Subsidiary’s assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or any Subsidiary or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker or any Subsidiary and shall continue undismissed, or unstayed and in effect for a period of sixty (60) days; or

(h)       a judgment or judgments in the aggregate amount exceeding $250,000 is/are entered against the Maker or any Subsidiary and not dismissed or discharged within thirty (30) days following the entry thereof; or

(i)        any of the Transaction Documents for any reason ceases to be in full force and effect (except pursuant to the express terms thereof or due solely to any act or omission by the Holder) or is declared to be null and void, or the Maker, any Subsidiary or any other Person (other than the Holder) denies that it has any further liability under any Transaction Documents to which it is a party, or gives notice to such effect; or

(j)        the Maker or any Subsidiary shall cease to actively conduct its business operations for a period of five (5) consecutive Business Days except in connection with any Authorized Transaction; or

(k)           any  material  portion  of  the  properties  or  assets  of  the  Maker  or  any
Subsidiary is seized by any governmental authority; or

(l)        the Holder does not have or ceases to have a valid and perfected first priority security interest in the Collateral (subject only to Permitted Encumbrances), other than as a result of the actions or inactions of the Secured Party; or

(m)      the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Maker or any Subsidiary, if such license or permit is not obtained or reinstated within thirty (30) days, unless such loss, suspension, revocation or failure to renew could not reasonably be expected to have a Material Adverse Effect; or

(n)       there is filed against the Maker or any Subsidiary or any of its officers, members or  managers any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), or any civil or criminal action, suit or proceeding under any other applicable law is filed by any governmental entity, that could result in the confiscation or forfeiture of any material portion of the Collateral or other assets of such Person, and such action, suit or proceeding is not dismissed within one hundred twenty (120) days; or

(o)       the   Maker   or   any  Subsidiary  shall   default   in   the   observance   or performance of any agreement, term or condition contained in (i) the Continental Interest Conveyance Agreement, (ii) the Mississippian Interest Conveyance Agreement or (iii) the Asia Sixth Interest Conveyance Agreement.

Section 2.2      Remedies Upon An Event of Default.  If an Event of Default shall have occurred and shall be continuing, the Holder may at any time at its option (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, and all fees and expenses, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in Section 2.1(f) or Section 2.1(g), the outstanding principal balance and accrued interest hereunder, and all fees and expenses, shall be immediately and automatically due and payable, and/or (b) exercise or otherwise enforce, or direct the Agent to exercise or otherwise enforce, any one or more of the Holder’s or the Agent’s, as applicable, rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, the Security Agreement, the Mortgages or other Transaction Documents or applicable law.   No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder.   No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.  Upon the occurrence and during the continuance of an Event of Default, all amounts payable under this Note shall bear interest at the default rate set forth in Section 1.2.

ARTICLE III
PREPAYMENT

Section 3.1      Prepayment Upon Major Transaction.

(a)       Prepayment Option.  In addition to all other rights of the Holder contained herein, simultaneous with the occurrence of any Major Transaction (as defined below), the Holder shall have the right, at the Holder’s option, to require the Maker to prepay this Note in cash at a price equal to the sum of (i) one hundred percent (100%) of the aggregate principal amount  of this Note plus  all  accrued  and  unpaid  interest  (if any),  plus (ii) all  fees,  costs, expenses, liquidated damages or other amounts (if any) owing in respect of this Note and the other Transaction Documents (the “Major Transaction Prepayment Price"); provided that the Holder shall not be permitted to exercise such right unless each other Investor (other than RJC) also exercises such right.

(b)       Major  Transaction.    A  “Major  Transaction”  shall  be  deemed  to  have occurred at such time as any of the following events:

(i)        the consolidation,  merger or other business  combination  of the Maker or any Subsidiary with or into another Person (other than (1) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or such Subsidiary, (2) a consolidation, merger or other business combination in which holders of the Maker’s or such Subsidiary’s, as applicable, voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, (3) a consolidation, merger or other business combination of a Subsidiary with another Subsidiary or the Maker or (4) in connection with an Authorized Transaction);

(ii)       the sale or transfer of more than fifty percent (50%) of the Maker’s assets or any Subsidiary’s assets (based on the fair market value as determined in good faith by the Board of Directors of the Maker or such Subsidiary, as applicable) other than (1) inventory in the ordinary course of business in one or a related series of transactions or (2) in connection with an Authorized Transaction;

(iii)     closing of a purchase, tender or exchange offer made by the Maker or an Affiliate of the Maker to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted; or

(iv)      either Frank Ingriselli or Michael Peterson (the “Officers”) cease to be involved in the management of the Maker or any Subsidiary or either resign or are removed as executive officers of the Maker or any Subsidiary, provided that it shall not be a Major Transaction under this Section 3.1(b)(iv) if an Officer ceases to be involved in the management of the Maker or any Subsidiary or either resign or are removed as an executive officer of the Maker or any Subsidiary as a result of (1) the death or Disability of such Officer; (2) the removal of such Officer by the Maker’s or such Subsidiary’s Board of Directors; or (3) the resignation or leave of absence of such Officer due to a “church calling”, e.g., the appointment to a position in their respective church organizations or an assignment from such church organzations, which prohibits such Officer from continuing to provide services to the Maker or such Subsidiary on a full-time basis, in each case if such Officer is replaced not later than sixty (60) Business Days after the applicable event described in clause (1),(2) or (3) by an individual acceptable to the Holder, such acceptance not to be unreasonably withheld or delayed.  For purposes of this Note, “Disability” shall apply only if the Maker has received a written notice from a physician selected by the Maker that the Officer has a “disability,” as defined in Section 22(e)(3) of the Internal Revenue Code, as amended.

(c)       Mechanics of Prepayment at Option of Holder Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Major Transaction”) to the Holder.  At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), the Holder of this Note may require the Maker to prepay, effective immediately prior to the consummation of such Major Transaction, this Note by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of the Holder Upon Major Transaction”) to the Maker, which Notice of Prepayment at Option of Holder Upon Major Transaction shall indicate the applicable Major Transaction Prepayment Price, as calculated pursuant to Section 3.1(a) above provided that the Holder shall not be permitted to deliver a Notice of Prepayment at Option of Holder Upon Major Transaction unless each other Investor (other than RJC) also delivers a Notice of Prepayment at Option of Holder Upon Major Transaction.

(d)       Payment of Prepayment Price.  Upon the Maker’s receipt of a Notice(s) of Prepayment at Option of Holder Upon Major Transaction from the Holder of this Note, the Maker shall immediately notify the Holder of this Note by facsimile of the Maker’s receipt of such Notice(s) of Prepayment at Option of Holder Upon Major Transaction and the Maker shall deliver the Major Transaction Prepayment Price immediately prior to or contemporaneous with the  consummation  of  the  Major  Transaction.    If  the  Maker  shall  fail  to  prepay  this  Note submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the Major Transaction Prepayment Price) immediately prior to or contemporaneous with the consummation of the Major Transaction, in addition to any remedy the Holder of this Note may have under this Note and the Purchase Agreement, the Major Transaction Prepayment Price payable in respect of this Note not prepaid shall bear interest at the rate of two and one-half percent (2½%) per month (prorated for partial months) until paid in full.

(e)       Authorized Transaction.  An “Authorized Transaction” shall mean one or more sales, assignments or transfers, in one or more transactions, of the assets or securities of Pacific Energy Development MSL LLC (“Pacific Energy”), provided that (i) such transactions are approved by the Board of Directors of the Maker; (ii) such transactions do not materially negatively affect the Maker’s ability to timely pay the principal and interest on this Note or otherwise have a Material Adverse Effect; and (iii) the Agent maintains the security interest provided by the Security Agreement in the consideration received by the Maker in connection with such sale, assignment or transfer; and provided, further, that, in connection with any such sale, assignment or transfer of the assets or securities, the Holder shall receive 50% of the consideration paid by the purchaser or purchasers in connection therewith.  In the event and on each occasion that any proceeds are received by or on behalf of the Maker or any Affiliate of the Maker  in  respect  of  any  Authorized  Transaction,  the  Maker  shall,  immediately  after  such proceeds (after payment of any proceeds due to the Holder hereunder) are received by the Maker or any such Affiliate, prepay this Note in an aggregate amount equal to 100% of such proceeds to the extent of the then outstanding principal and interest thereon.   If the Maker delivers to the Holder a certificate of the chief financial officer, principal accounting officer, treasurer or controller of the Maker to the effect that the Maker or any other Credit Party intends to apply such proceeds (or a portion thereof specified in such certificate) within 360 days after receipt of such proceeds to acquire Oil and Gas Properties, fund a portion of the Capital Expenditure Plan or acquire equipment or other tangible assets to be used in the business of the Maker or such Credit Party, and certifying that no Default or Event of Default has occurred and is continuing, then such proceeds specified in such certificate shall not be required to be immediately applied to the prepayment of this Note upon receipt thereof, provided that if all or any portion of such proceeds is not so reinvested within such 360-day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment to the extent of the then outstanding principal and interest thereon.   All property purchased with such proceeds pursuant to this subsection shall be made subject to a Lien in favor of the Agent.

Section 3.2      Mandatory  Prepayments  from  Revenues.     On  the  third  (3rd) Business Day of each month, commencing on April 1, 2014, the Maker shall prepay this Note in an amount equal to the lesser of (a) the outstanding principal amount of this Note and (b) twenty-five percent (25%) of the aggregate of all Net Revenues actually received by the Maker and its Subsidiaries (other than Net Revenues received by Asia Sixth Energy Resources Limited (“Asia Sixth”), unless and to the extent such Net Revenues are received by the Maker or any Affiliate of the Maker in the United States, and with respect to non-wholly owned Subsidiaries, only to the extent  of  the  Maker’s  interest  therein)  or  for  the  immediately  preceding  calendar  month, provided that on April 1, 2014 the Maker shall prepay this Note in an amount equal to twenty- five percent (25%) of the aggregate of all Net Revenues received by the Maker and its Subsidiaries (other than Net Revenues received by Asia Sixth, unless and to the extent such Net Revenues are received by the Maker or any Affiliate of the Maker in the United States, and with respect to non-wholly owned Subsidiaries, only to the extent of the Maker’s interest therein) for the period commencing on and including the date of this Note and ending on and including March 31, 2014.  For purposes of this Section 3.2, “Net Revenues” shall mean actual revenues received by the Maker and its Subsidiaries attributable to its working interest in Oil and Gas Properties or other assets owned thereby (other than revenues received by Asia Sixth, unless and to the extent such Net Revenues are received by the Maker or any Affiliate of the Maker in the United States, and with respect to non-wholly owned Subsidiaries, only to the extent of the Maker’s interest therein), less any transport or delivery costs and fees, lease operating expenses, applicable taxes, government fees and surcharges, and other expenses and fees imposed by any governmental entity with respect to producing such revenues.

ARTICLE IV
MISCELLANEOUS

Section 4.1      Notices.       Any   notice,   demand,   request,   waiver   or   other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Section 4.2      Governing Law.  This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

Section 4.3      Headings.  Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

Section 4.4      Remedies,  Characterizations,  Other  Obligations,  Breaches  and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and the other Transaction Documents, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Maker to comply with the terms of this Note.  Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 4.5      Enforcement Expenses.   The Maker agrees to pay all costs and expenses incurred from time to time by the Holder with respect to any modification, consent or waiver of the provisions of this Note or the Transaction Documents and any enforcement of this Note and the Transaction Documents, including, without limitation, reasonable attorneys’ fees and expenses.

Section 4.6       Amendments.

(a)       This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.

(b)       To the extent that amendments to this Note are required in connection with the filing of a listing application with the NYSE MKT in connection with the transactions contemplated hereby, the Maker and the Holder shall cooperate in good faith to reach mutually acceptable  resolutions  with  regard  to  such  amendments,  without  penalty;  provided  that  the Holder has, in its sole discretion, determined such amendments to be advisable.

Section 4.7       Compliance with Securities Laws.

(a)       The Holder acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note except in accordance with applicable law.

(b)       The  Holder  is  an  “accredited  investor”  (as  defined  in  Rule  501  of Regulation D under the Securities Act), and the Holder has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in this Note.  The Holder is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and it is not a broker-dealer.  The Holder acknowledges that an investment in this Note is speculative and involves a high degree of risk.

Section 4.8      Consent to Jurisdiction.   Each of the Maker and the Holder (a) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (b) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 4.8 shall affect or limit any right to serve process in any other manner permitted by law.

Section 4.9      Binding Effect.   This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.  The Maker shall not delegate, assign or transfer this Note or any obligations or undertakings contained in this Note.

Section 4.10    Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder, or course of conduct relating hereto, shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  No waiver by the Holder of any power, right or privilege hereunder on any one occasion shall not be deemed a waiver of the same power, right or privilege on any future occasion.

Section 4.11     Maker Waivers; Dispute Resolution.

(a)       Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

(b)      THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

Section 4.12    Definitions.   Capitalized terms used herein and not defined shall have the meanings set forth in the Purchase Agreement.  For the purposes hereof, the following terms shall have the following meanings:

“Business Day” (whether or not capitalized) shall mean any day banking transactions can be conducted in New York City, New York and does not include any day which is a federal or state holiday in such location.

"Common Stock" means shares of common stock, par value $0.001 per share, of the Maker.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

[Signature appears on following page]

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed by its duly authorized officer as of the date first above indicated.

PEDEVCO CORP.

By:____________________________ Name: Title:

Exhibit 1.1B

March 7, 2014

Via Electronic Mail (DSteinberg@platinumlp.com and EBeren@platinumlp.com)

BAM Administrative Services LLC
1370 Avenue of the Americas, 32nd Floor
New York, New York 10019
Tel:  (212) 260-5050
Fax:  (212) 260-5051
Attention:  David Levy

RJ Credit LLC
152 West 57th Street, 4th Floor
New York, NY 10019
Tel:  (212) 582-2222
Fax:  (212) 582-2424
Attention:  David Steinberg

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Tel:  (212) 885-5431
Fax:  (917) 332-3065
Attention:  Eliezer M. Helfgott, Esq.

Re:           Disbursement Instructions

Dear Mr. Steinberg:

Reference is made to that certain Note Purchase Agreement, dated as of the date hereof, by and among PEDEVCO Corp., a Texas corporation, (“Company”), BAM Administrative Services   LLC,   and   the   investors   (each,   an   “Investor”)   party   thereto   (the   “Purchase Agreement”).    All capitalized terms not otherwise defined herein shall have the meanings specified in the Purchase Agreement.

Pursuant to Section 1.1(b) of the Purchase Agreement, the Initial Funding amount shall equal $_______, calculated as (i) $_______, less (ii) the sum of (1) the amount of the original issue discount of $________ and (2) an underwriting fee in the amount of $________.                                                                                                .

Disbursement Letter

The Company hereby requests and directs each of the Investors to fund their respective Pro  Rata  Share  of  the  Initial  Funding  amount  via  wire  to  the  following  parties  using  the following wire instructions:

Company’s operating subsidiary, Pacific Energy Development Corp.	Account Name: Account Number: Bank Name: Bank Address: ABA Number: Swift Code:
Blank Rome LLP	Account Name: Account Number: Bank Name: Bank Address: ABA Number: Swift Code:
Blank Rome LLP (out of pocket disbursement for searches)	Account Name: Account Number: Bank Name: Bank Address: ABA Number: Swift Code:
Casimir Capital	Account Name: Account Number: Bank Name:. Bank Address: ABA Number: Swift Code:

Yours very truly, PEDEVCO CORP. By: ___________________ Name: Title:

Schedule 2.1(b)

Required Consents

See consents to be obtained post-Closing under Section 3.30.

Schedule 2.1(c)(i)

Authorized Capital Stock

a.	Authorized capital stock: (i) 200,000,000 shares of Common Stock; and (ii) 100,000,000 shares of Preferred Stock

b.
Issued and outstanding capital stock:  29,642,344 shares of Common Stock, which includes (i) 2,990,000 shares of Common Stock issuable on or about March 7, 2014 by the Company in connection with the Company’s closing of an underwritten public offering under an effective shelf registration statement on file with the Securities and Exchange Commission, and (ii) 448,500 shares of Common Stock issuable on or about March 7, 2014 upon exercise of the underwriter’s over-allotment option which was exercised on March 5, 2014.  This figure includes an aggregate of 3,333,333 shares of Common Stock held by Yao Hang Finance (Hong Kong) Limited, which the Company plans to rescind on or about March 7, 2014, which rescission will reduce the number of issued and outstanding capital stock accordingly.

Schedule 2.1(c)(ii)

Preemptive or Other Rights

a.	Options to purchase 1,379,730 shares of Common Stock are issued and outstanding.

b.
Warrants to purchase 2,986,712 shares of Common Stock are issued and outstanding, which includes warrants exercisable for an aggregate of 999,999 shares of Common Stock held by Yao Hang Finance (Hong Kong) Limited, which the Company plans to rescind on or about March 7, 2014, and will reduce the number of warrants outstanding accordingly.

c.
Upon the Closing, the Company shall issue five-year warrants to purchase 1,000,000 shares of Common Stock of the Company to Casimir Capital LP (“Casimir”), pursuant to an engagement agreement dated February 14, 2014; provided, however, in the event the number of shares of common stock and/or warrants issuable to Casimir would require the Company to obtain shareholder approval under NYSE MKT rules and regulations (the “Approval Requirement”), then the warrants shall be structured to the extent possible to enable their issuance without the Approval Requirement.  The warrants shall be exercisable on a cashless basis, be transferrable, and have an exercise price equal to the closing price of the Company’s publicly-traded common stock on the NYSE MKT on the date immediately prior to the Closing.

d.
The Company has issued and outstanding fifteen (15) Secured Promissory Notes, dated March 22, 2013, as amended December 16, 2013 and March 7, 2014 (the “Bridge Notes”), aggregate principal amount $2,125,000m, and which have a conversion feature whereby, at the election of the holder thereof, up to all principal, accrued interest, and payment-in-kind due and outstanding may be converted into Common Stock of the Company, at a conversion price equal to $2.15 prior to June 1, 2014, and thereafter at an 80% discount to the average of the prior five trading day closing price per share, subject to a floor of $0.50 per share (the “Conversion Feature”).  The Company may also amend one (1) additional Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013, aggregate principal amount $250,000, in order to include the Conversion Feature, following the date of Closing.

e.
The Company is a party to that certain Underwriting Agreement, dated March 4, 2014, with Roth Capital Partners, LLC, as representative of other underwriters scheduled therein (“Roth”), in connection with the underwritten public offering of the Company’s Common Stock that is scheduled to close on March 7, 2014, and pursuant to which, (i) the Company shall issue an aggregate of 2,990,000 shares of Common Stock in connection with the offering, and (ii) Roth has exercised its over-allotment option to purchase an aggregate of an additional 448,500 shares of Common Stock of the Company, all which will be issued on or about March 7, 2014.

f.
The Company has entered into a letter agreement, dated March 25, 2013, as amended May 15, 2013, July 11, 2013 and March 7, 2014, pursuant to which the Company has agreed to issue 190,000 shares of Company Common Stock to South Texas Reservoir Alliance LLC (“STXRA”) in full satisfaction of all amounts due thereunder.  The Company’s Board of Directors approved these issuances on March 5, 2014, and these securities will be issued post-Closing.

g.
The Company has entered into an offer letter for the hire of a new Vice President, Accounting, dated February 3, 2014, pursuant to which the Company is obligated to issue an option exercisable for 80,000 shares of Company Common Stock and 40,000 shares of restricted Common Stock, each subject to vesting over 42 months, with issuance subject to Company Board of Directors’ approval.  The Company’s Board of Directors approved these issuances on March 5, 2014, and these securities will be issued post-Closing.

Schedule 2.1(c)(iii)

Contracts for Additional Shares

a.
Upon the Closing, the Company shall issue five-year warrants to purchase 1,000,000 shares of Common Stock of the Company to Casimir Capital LP (“Casimir”), pursuant to an engagement agreement dated February 14, 2014; provided, however, in the event the number of shares of common stock and/or warrants issuable to Casimir would require the Company to obtain shareholder approval under NYSE MKT rules and regulations (the “Approval Requirement”), then the warrants shall be structured to the extent possible to enable their issuance without the Approval Requirement.  The warrants shall be exercisable on a cashless basis, be transferrable, and have an exercise price equal to the closing price of the Company’s publicly-traded common stock on the NYSE MKT on the date immediately prior to the Closing.

b.
The Company is a party to that certain Underwriting Agreement, dated March 4, 2014, with Roth Capital Partners, LLC, as representative of other underwriters scheduled therein (“Roth”), in connection with the underwritten public offering of the Company’s Common Stock that is scheduled to close on March 7, 2014, and pursuant to which, Roth has exercised its over-allotment option to purchase an aggregate of an additional 448,500 shares of Common Stock of the Company, which will be issued on or about March 7, 2014.

c.
The Company has entered into a letter agreement, dated March 25, 2013, as amended May 15, 2013, July 11, 2013 and March 7, 2014, pursuant to which the Company has agreed to issue 190,000 shares of Company Common Stock to South Texas Reservoir Alliance LLC (“STXRA”) as full satisfaction of all amounts due thereunder.  The Company’s Board of Directors approved these issuances on March 5, 2014, and these securities will be issued post-Closing.

d.
The Company has entered into an offer letter for the hire of a new Vice President, Accounting, dated February 3, 2014, pursuant to which the Company is obligated to issue an option exercisable for 80,000 shares of Company Common Stock and 40,000 shares of restricted Common Stock, each subject to vesting over 42 months, with issuance subject to Company Board of Directors’ approval.  The Company’s Board of Directors approved these issuances on March 5, 2014, and these securities will be issued post-Closing.

e.
The Company has issued and outstanding fifteen (15) Secured Promissory Notes, dated March 22, 2013, as amended December 16, 2013 and March 7, 2014 (the “Bridge Notes”), aggregate principal amount $2,125,000, and which have a conversion feature whereby, at the election of the holder thereof, up to all principal, accrued interest, and payment-in-kind due and outstanding may be converted into Common Stock of the Company, at a conversion price equal to $2.15 prior to June 1, 2014, and thereafter at an 80% discount to the average of the prior five trading day closing price per share, subject to a floor of $0.50 per share (the “Conversion Feature”).  The Company may also amend one (1) additional Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013, aggregate principal amount $250,000, in order to include the Conversion Feature, following the date of Closing.

Schedule 2.1(c)(iv)

Registration and Anti-Dilution Rights

a.	Options and warrants exercisable for Common Stock of the Company are subject to adjustment to reflect stock splits, stock dividends, recapitalizations and the like.

Schedule 2.1(g)

Subsidiaries

Subsidiary	Jurisdiction of Organization	Ownership
PEDEVCO Corp.	Texas	Publicly-traded
Blast AFJ, Inc.	Delaware	100% owned by PEDEVCO Corp.
Pacific Energy Development Corp. (“PEDCO”)	Nevada	100% owned by PEDEVCO Corp.
Red Hawk Petroleum, LLC	Nevada	100% owned by PEDEVCO Corp.
White Hawk Petroleum, LLC	Nevada	100% owned by PEDCO
Pacific Energy & Rare Earth Limited	Hong Kong	100% owned by PEDCO
Blackhawk Energy Limited	British Virgin Islands	100% owned by PEDCO
Pacific Energy Development MSL, LLC (“PED MSL”)	Nevada	100% owned by PEDCO*
Pacific Energy Technical Services, LLC (“PETS”)**	Nevada	70% owned by PEDCO; 30% owned by STXRA
PEDCO MSL Merger Sub LLC	Nevada	100% owned by PEDCO
*Pursuant to the terms of the Agreement, an Investor will become 50% owner of PED MSL at Closing.

**Pursuant to an Operating Agreement, dated October 4, 2012, between PEDCO and STXRA, no member of PETS may transfer its membership interests except to affiliates thereof.

Schedule 2.1(h)

Bank Accounts

Previously provided to Agent under separate cover.

Schedule 2.1(i)

Material Adverse Effect

No exceptions

Schedule 2.1(j)

Undisclosed Liabilities

See schedule as provided previously to the Agent.

Schedule 2.1(l)

Indebtedness

a.
The Company has issued and outstanding fifteen (15) Secured Promissory Notes, dated March 22, 2013, as amended December 16, 2013 and March 7, 2014 (the “Bridge Notes”), aggregate principal amount $2,125,000, and one (1) Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013, principal amount $250,000.,.

b.
On February 14, 2013, Pacific Energy Development Corp. (“PEDCO”) entered into a Secured Subordinated Promissory Note, as amended on March 25, 2013 and July 9, 2013 (the “MIEJ Note”) with MIEJ, with an effective date of November 1, 2012, which is subordinated to the Notes. Under the MIEJ Note, PEDCO may draw down multiple advances up to a maximum of $6.5 million under the MIEJ Note, with repaid amounts not being permitted to be re-borrowed. Amounts borrowed under the MIEJ Note may only be used by PEDCO to fund fees and expenses allocable to PEDCO with respect to its operations in the Niobrara Asset (as defined in the MIEJ Note), Niobrara Asset-related acquisition expenses, and repayment of $432,433 due to Condor Energy Technology LLC (“Condor”) as a refund of the performance deposit paid by MIEJ to Condor with respect to the Mississippian Asset (as defined in the MIEJ Note) acquisition and applied toward our purchase price of the Mississippian Asset. When drawn, principal borrowed under the MIEJ Note carries an interest rate of 10.0% per annum. Principal and accrued interest under the MIEJ Note shall be due and payable within ten (10) business days of August 31, 2014. The MIEJ Note may be prepaid in full by PEDCO without penalty, and is secured by all of PEDCO’s ownership and working interests in Condor’s wells located in the Niobrara Asset, and all corresponding leasehold rights pooled with respect to each such well, and PEDCO’s ownership and working interests in each future well drilled and completed in the Niobrara Asset. The total current principal amount outstanding under the MIEJ Note is $6.17 million.  There is currently approximately $330,000 available for future borrowing by PEDCO under the MIEJ Note.

c.
Accounts Payable – Condor Energy Technology LLC (“Condor”):   Accruals for drilling costs due to Condor as a working interest owner and revenue receivable due from Condor as a working interest owner represent capital expenditures, lease operating expenses and revenues allocable to the Company for its various working interests in the wells from 12.60% to 18.75% and its net revenue interest varies from 10.01% to 15.00%. At December 31, 2013, Condor owed the Company approximately $42,076 (unaudited) from production sales related to the Company’s net revenue interest in the Niobrara Asset which is reflected in accounts receivable – oil and gas – related party in the Company’s preliminary unaudited December 31, 2013 balance sheet. At December 31, 2013, the Company owed Condor approximately $59,448 (unaudited) from production related expenses and $1,845,833 (unaudited) related to capital expenditures incurred by Condor for the drilling of three wells on the Niobrara property which is reflected in accounts payable – related party in the preliminary December 31, 2013 balance sheet.

Schedule 2.1(m)

Title to Assets

a.	See title defect schedule regarding Oil and Gas Properties acquired in the Continental Acquisition previously provided to the Agent.

Lessor	Lessee	Effective Date	County	Book/Page/Desc	TWN	RNG	SEC	Description
JEAN B. ANDRE A/K/A JEAN ANDRE, A SINGLE WOMAN	CAPITAL LAND SERVICES, INC.	05/13/2010	Weld	3710481	09N	64W	01	SE
HELEN I. SIRIOS, INDIVIDUALLY, A SINGLE PERSON	JACKFORK LAND, INC.	05/28/2010	Weld	3700277	02N	64W	24
SW, NW INCLUDING LOT B OF RECORDED EXECPTION 1305-24-2-RE 1144, LESS & EXCEPT THE FOLLOWING PARCELS OF LAND: LOT A OF RECORDED EXEMPTION 1305-24-2-RE 3168 AND LOT A OF RECORDED EXEMPTION 1305-24-2-RE 3278

HELEN I. SIRIOS, INDIVIDUALLY, A SINGLE PERSON	JACKFORK LAND, INC.	05/28/2010	Weld	3700277	02N	64W	24	ALL THAT PART OF THE SE/4 LYING NORTH OF THE BURLINGTON NORTHERN RAILROAD RIGHT OF WAY
B.J. ANDRE DEAN A/K/A BILLY JO ANDRE DEAN, A SINGLE WOMAN	CAPITAL LAND SERVICES, INC.	05/03/2010	Weld	3710484	09N	64W	01	SE
PATRICIA M GEHRMAN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JACKFORK LAND, INC.	06/09/2010	Weld	3704710	03N	61W	26	W2 SE
PATRICIA M GEHRMAN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JACKFORK LAND, INC.	06/09/2010	Weld	3704710	03N	61W	35	W2 NE,SE
LAWRENCE D. GILL, AS TRUSTEE OF THE JAMES L. SIRIOS RESIDUARY TRUST	JACKFORK LAND, INC.	05/28/2010	Weld	3700280	02N	64W	24	ALL THAT PART OF THE SE/4 LYING NORTH OF THE BURLINGTONNORTHERN RAILROAD RIGHT OF WAY
CHERYL JEAN CRABBE, A/K/A CHERYL CRABBE, A MARRIED WOMAN	CAPITAL LAND SERVICES, INC.	05/03/2010	Weld	3710482	09N	64W	01	SE
BONNIE STEVENS AND MIKE STEVENS, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3702378	02N	64W	24	SW
TODD J. ANDRE A/K/A TODD JAMES ANDRE, A MARRIED MAN DEALING IN HIS SOLE &	CAPITAL LAND SERVICES, INC.	05/03/2010	Weld	3710480	09N	64W	01	SE
MARK A. WEISBROOK, A/K/A MARK WEISBROOK & SARAH D. WEISBROOK, A/K/A SARAH	CAPITAL LAND SERVICES, INC.	05/03/2010	Weld	3710483	11N	58W	04	SW
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	Weld	3714737	03N	61W	13	ALL
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	Weld	3714737	03N	61W	14	S2
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	Weld	3714737	03N	61W	23	NW,W2 E2
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	Weld	3714737	03N	61W	24	NE,S2
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	Weld	3714737	03N	61W	25	NE NW,N2 NE
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	Weld	3714737	03N	61W	04	S2 NE,SE, LOT 1, LOT 2
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	Morgan	3714737	03N	60W	18	E2 SE
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	Morgan	3714737	03N	60W	19	E2 NE
MCARTHUR MINERALS, LLC	JACKFORK LAND, INC.	06/02/2010	Morgan	3714737	03N	60W	20	W2 W2
ROBERTA SHAKLEE AND ED HURRY, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3704709	02N	64W	24	SW
LOUISE CARLSON HOKE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JACKFORK LAND, INC.	06/09/2010	Weld	3704711	02N	63W	26	W2 SE
LOUISE CARLSON HOKE, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	JACKFORK LAND, INC.	06/09/2010	Weld	3704711	02N	63W	35	SE, W2 NE
OMEGA R. POWERS, A SINGLE WOMAN	JACKFORK LAND, INC.	06/23/2010	Weld	3708236	02N	63W	26	E2 SE
MARTIN GOEDERT, A SINGLE PERSON	JACKFORK LAND, INC.	06/11/2010	Weld	3709909	04N	61W	24	SW

LEE BOYD COBB, JR. AND SANDRA COBB, HUSBAND AND WIFE	JACKFORK LAND, INC.	06/11/2010	Weld	3708238	02N	63W	27	W2 SW
JOE HAWKINS AND GAIL HAWKINS, HUSBAND AND WIFE	JACKFORK LAND, INC.	06/11/2010	Weld	3714738	04N	61W	24	NE
MARILYN ANN ZICKEFOOSE AND ROBERT ZICKEFOOSE, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3708237	02N	64W	24	SW
U.S. AGBANK, FCB F/K/A FARM CREDIT BANK OF WICHITA	JACKFORK LAND, INC.	06/17/2010	Weld	3712227	05N	66W	02	SW
LAURA JEAN GORESLINE, A SINGLE WOMAN	JACKFORK LAND, INC.	6/18/2010	Weld	3712228	02N	63W	28
E2 W2, E2, LESS AN EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS & EXCEPT A 5.95 ACRE TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POING ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH & SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING, CONTAINING 3.15 ACRES, MORE OR LESS. EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE OF SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING, CONTAINING .6 ACRES, MORE OR LESS; AND LESS & EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER OF SECTION 28; TOWNSHIP 2 NORTH; RAINGE 63 WEST OF THE SIXTH PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK & RECORDER OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT. MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF, WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PARTY BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINTOF BEGINNING ,

JOY M. VITGENOS, A SINGLE WOMAN	JACKFORK LAND, INC.	06/23/2010	Weld	3712229	02N	63W	26	E2 SE
NANCY L. GELVIN & EDMOND GELVIN, WIFE & HUSBAND	JACKFORK LAND, INC.	06/11/2010	Weld	3712230	02N	63W	27	W2 SW
MARK A. WEISBROOK, A/K/A MARK WEISBROOK AND SARAH D. WEISBROOK, A/K/A SARAH WEISBROOK, AS JOINT TENANTS	CAPITAL LAND SERVICES, INC.	07/15/2010	Weld	3712108	11N	58W	19	ALL

WENDY LYNNE FUCHS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE INTERESTS	JACKFORK LAND, INC.	06/08/2010	Weld	3712226	02N	63W	28
E/2 W/2; E/2, LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS AND EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE FO SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING; AND LESS AND EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER (SE/4) OF SECTION 28, TOWNSHIP 2 NORTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL. MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK AND RECORDED OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT, MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET, MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF , WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINT OF BEGINNING.,

JULIA A. MILLS, A/K/A JULIE MILLS AND CHARLES MILLS, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/08/2010	Weld	3712231	02N	63W	28
E/2 W/2; E/2, LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS AND EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE FO SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING; AND LESS AND EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER (SE/4) OF SECTION 28, TOWNSHIP 2 NORTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL. MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK AND RECORDED OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT, MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET, MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF , WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINT OF BEGINNING.,

FRANK H. DAHLBERG AND GLORIA DAHLBERG, HUSBAND AND WIFE	JACKFORK LAND, INC.	06/08/2010	Weld	3712233	02N	63W	28
E/2 W/2; E/2, LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS AND EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE FO SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING; AND LESS AND EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER (SE/4) OF SECTION 28, TOWNSHIP 2 NORTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL. MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK AND RECORDED OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT, MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET, MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF , WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINT OF BEGINNING.,

KENNETH A. DAHLBERG, A MARRIED MAN DEAING IN HIS SOLE AND SEPARATE INTERESTS	JACKFORK LAND, INC.	06/08/2010	Weld	3712232	02N	63W	28
E/2 W/2; E/2, LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS AND EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE FO SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING; AND LESS AND EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER (SE/4) OF SECTION 28, TOWNSHIP 2 NORTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL. MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK AND RECORDED OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT, MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET, MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF , WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINT OF BEGINNING.,

GRACE D. GIBSON, LIFE TENANT, A SINGLE PERSON	JACKFORK LAND, INC.	06/25/2010	Weld	3717090	02N	63W	28
E/2 W/2; E/2, LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS AND EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET TO THE SOUTH LINE OF SECTION 28; THENCE WEST 217.8 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING: THAT CERTAIN PARCEL OF LAND SITUATED IN THE SE/4 OF SECTION 28, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, WHICH SAID POINT IS 225 FEET EAST OF THE SOUTHWEST CORNER OF THE SE/4 OF SECTION 28, THENCE NORTH, PARALLEL TO THE WEST LINE OF THE SE/4 OF SECTION 28, 630 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT; THENCE EAST 42.8 FEET TO A POINT, THENCE SOUTH 630 FEET TO A POINT ON THE SOUTH LINE OF SAID SE/4; THENCE WEST ON THE SOUTH LINE FO SAID SE/4 OF SAID SECTION 28, 42.8 FEET TO THE POINT OF BEGINNING; AND LESS AND EXCEPT THAT CERTAIN PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER (SE/4) OF SECTION 28, TOWNSHIP 2 NORTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL. MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH IS 50 FEET EAST AND 630 FEET NORTH OF THE SOUTHWEST CORNER OF THE SE/4 OF SAID SECTION 28, WHICH SAID POINT IS ALSO THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF THE RECORDS IN THE OFFICE OF THE CLERK AND RECORDED OF SAID WELD COUNTY; THENCE NORTH PARALLEL TO AND 50 FEET DISTANT, MEASURED AT RIGHT ANGLES, FROM THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 1050 FEET TO A POINT; THENCE SOUTHEASTERLY 427.5 FEET, MORE OR LESS, TO A POINT WHICH IS 225 FEET EAST OF , WHEN MEASURED AT RIGHT ANGLES, TO THE WEST LINE OF SE/4 OF SAID SECTION 28; THENCE SOUTH PARALLEL TO THE WEST LINE OF THE SE/4 OF SAID SECTION 28, 660 FEET TO A POINT ON THE NORTH LINE OF THE AFORESAID PARCEL OF LAND CONVEYED TO SAID PARTY OF THE SECOND PART BY DEED RECORDED IN BOOK 769, AT PAGE 560, OF SAID WELD COUNTY RECORDS AS AFORESAID; 175 FEET TO THE POINT OF BEGINNING.,

CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3712224	03N	61W	02	LOT 3, LOT 4
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3712224	04N	61W	25	N2,NE SE
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3712224	04N	61W	27	E2 NE AND ALL THAT PART OF THE W/2 NE/4 LYING EAST OF WASTEWAY FROM THE BIJOY DITCH
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3712224	04N	61W	28	SE
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3712224	04N	61W	33	NE
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3712224	04N	61W	34	S2, N2 NW,NORTH 50 ACRES OF NW/4
CATHERINE D. WILLIAMS & LESLIE WILLIAMS, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3712224	04N	61W	35	SW SW
JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3714739	03N	61W	02	LOT 3, LOT 4
JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3714739	04N	61W	25	N2,NE SE
JENNIFER GREG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3714739	04N	61W	27	E2 NE, AND ALL THAT PART OF THE W/2 NE/4 LYING EAST OF THE WASTEWAY FROM THE BIJOY DITCH

JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3714739	04N	61W	28	SE
JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3714739	04N	61W	33	NE
JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3714739	04N	61W	34	S2,N2 NW, NORTH 50 ACRES OF NW/4
JENNIFER GREGG ABEL & TIM ABEL, WIFE & HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3714739	04N	61W	35	SW SW
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3712225	03N	61W	02	LOT 3, LOT 4
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3712225	04N	61W	25	N2,NE SE
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/06/2010	Weld	3712225	04N	61W	27	E2 NE,ALL THAT PART OF THE W/2 NE/4 LYING EAST OF WASTEWAY FROM THE BIJOU DITCH,
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3712225	04N	61W	28	SE
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3712225	04N	61W	33	NE
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3712225	04N	61W	34	S2,N2 NW, NORTH 50 ACRES OF NW/4
DENNIS E. GREGG & JOYCE E. GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3712225	04N	61W	35	SW SW
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	Weld	3714740	03N	61W	02	LOT 3, LOT 4
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	Weld	3714740	04N	61W	25	N2,NE SE
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	Weld	3714740	04N	61W	27	E2 NE,AND ALL THAT PART OF THE W/2 NE/4 LYING EAST OF THE WASTEWAY FROM THE BIJOU DITCH,
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	Weld	3714740	04N	61W	28	SE
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	Weld	3714740	04N	61W	33	NE
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	Weld	3714740	04N	61W	34	S2,N2 NW,NORTH 50 ACRES OF NW/4,
LORRAINE E. GREGG, A SINGLE PERSON	JACKFORK LAND, INC.	06/09/2010	Weld	3714740	04N	61W	35	SW SW
MELBA G. FIELDS, A/K/A MELBA G. FIELDS JOHNSTON AND DAVID JOHNSTON, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/23/2010	Weld	3717089	02N	63W	26	E2 SE
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3719762	03N	61W	02	LOT3, LOT4
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3719762	04N	61W	25	N2
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3719762	04N	61W	27	E2 NE,W/2 NE/4 LYING EAST OF WASTEWAY FROM THE BIJOU DITCH,
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3719762	04N	61W	28	SE
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3719762	04N	61W	33	NE
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3719762	04N	61W	34	NW,NORTH 50 ACRES OF THE NW/4,
JILL GREGG MACARI AND EMIR MACARI, WIFE AND HUSBAND	JACKFORK LAND, INC.	06/09/2010	Weld	3719762	04N	61W	35	SW SW
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3717088	03N	61W	02	LOT3, LOT4
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3717088	04N	61W	25	N2,NE SE

PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3717088	04N	61W	27	E2 NE,ALL THAT PART OF THE W/2 NE/4 LYING EAST OF WASTEWAY FROM THE BIJOY DITCH,
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3717088	04N	61W	28	SE
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	CONTINENTAL RESOURCES, INC.	06/09/2010	Weld	3717088	04N	61W	33	NE
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3717088	04N	61W	34	S2,THE NORTH 50 ACRES OF THE NW/4,
PAUL GREGG & LEANN GREGG, HUSBAND & WIFE	JACKFORK LAND, INC.	06/09/2010	Weld	3717088	04N	61W	35	SW SW
CLINTON NEIL BASHOR, A MARRIED MAN	DIAMOND RESOURCES CO.	07/23/2010	Weld	3712249	09N	61W	05	S2 N2, LOT1, LOT2, LOT3, LOT4
CLINTON NEIL BASHOR, A MARRIED MAN	DIAMOND RESOURCES CO.	07/23/2010	Weld	3712249	09N	61W	05	SE
CLINTON NEIL BASHOR, A MARRIED MAN	DIAMOND RESOURCES CO.	07/23/2010	Weld	3712249	09N	61W	05	SW
CLINTON NEIL BASHOR, A MARRIED MAN	DIAMOND RESOURCES CO.	07/23/2010	Weld	3712249	09N	61W	08	W2
DAVID LESLIE BASHOR & ELIZABETH M. BASHOR, HUSBAND & WIFE	DIAMOND RESOURCES CO.	07/23/2010	Weld	3712243	09N	61W	05	ALL
DAVID LESLIE BASHOR & ELIZABETH M. BASHOR, HUSBAND & WIFE	DIAMOND RESOURCES CO.	07/23/2010	Weld	3712243	09N	61W	08	W2
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	07/23/2010	Weld	3712245	09N	61W	05	S2 N2, LOT1, LOT2, LOT3, LOT4
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	07/23/2010	Weld	3712245	09N	61W	05	SE
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	07/23/2010	Weld	3712245	09N	61W	05	SW
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	07/23/2010	Weld	3712245	09N	61W	08	W2
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	Weld	3713283	04N	62W	22	SE SE
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	Weld	3713283	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	Weld	3713283	04N	62W	24	N2,SE,E2 SW
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	Weld	3713283	04N	62W	27	E2 NE
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	Weld	3713283	04N	62W	22	W2 SE
LEONARD D. WEISS, ATTORNEY IN FACT FOR HARRY WEISS	DIAMOND RESOURCES CO.	07/29/2010	Weld	3713283	04N	62W	27	W2 NE
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	07/15/2010	Weld	3710232	10N	61W	32	SE
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	Weld	3715050	04N	62W	22	SE SE
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	Weld	3715050	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	Weld	3715050	04N	62W	24	N2,SE,E2 SW
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	Weld	3715050	04N	62W	27	E2 NE
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	Weld	3715050	04N	62W	22	W2 SE
ELDON K. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	08/13/2010	Weld	3715050	04N	62W	27	W2 NE

CHERYL LYNN FIELDS, FKA CHERYL LYNN HOFFERBER	DIAMOND RESOURCES CO.	07/27/2010	Weld	3712239	02N	63W	26	SW/4 LESS 4 ACRES IN NE CORNER,
CHERYL LYNN FIELDS, FKA CHERYL LYNN HOFFERBER	DIAMOND RESOURCES CO.	07/27/2010	Weld	3712239	02N	63W	27	W2 SE
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3715051	04N	62W	22	SE SE
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3715051	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3715051	04N	62W	24	N2,SE,E2 SW
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3715051	04N	62W	27	E2 NE
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3715051	04N	62W	22	W2 SE
ALVIN W. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3715051	04N	62W	27	W2 NE
BARRY CLAY BEDINGER, A MARRIED MAN	DIAMOND RESOURCES CO.	07/16/2010	Weld	3710230	04N	62W	22	ALL
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712247	04N	62W	22	SE SE
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712247	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712247	04N	62W	24	N2,SE,E2 SW
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712247	04N	62W	27	E2 NE
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712247	04N	62W	22	W2 SE
DONNA ROSE BEYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712247	04N	62W	27	W2 NE
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712246	04N	62W	22	SE SE
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712246	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712246	04N	62W	24	N2,SE,E2 SW
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712246	04N	62W	27	E2 NE
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712246	04N	62W	22	W2 SE, NE NE
FAYE LOUISE WEISS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712246	04N	62W	27	W2 NE
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3712248	04N	62W	22	SE SE
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3712248	04N	62W	23	SE NW,E2 SW,SW SW
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3712248	04N	62W	24	E2,NW,E2 SW
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3712248	04N	62W	27	E2 NE
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3712248	04N	62W	22	W2 SE
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3712248	04N	62W	27	W2 NE
ROBERT LEE WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3712248	04N	62W	23	S2 NE
KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	Weld	3712240	04N	62W	22	SE SE

KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	Weld	3712240	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	Weld	3712240	04N	62W	24	N2,SE,E2 SW
KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	Weld	3712240	04N	62W	27	E2 NE
KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	Weld	3712240	04N	62W	22	W2 SE, NE NE
KATHLEEN ANN ZION, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/19/2010	Weld	3712240	04N	62W	27	W2 NE
LYNNE F. KELLY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/16/2010	Weld	3710231	04N	62W	22	NE NE
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712242	04N	62W	22	SE SE
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712242	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712242	04N	62W	24	N2,SE,E2 SW
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712242	04N	62W	27	E2 NE
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712242	04N	62W	22	W2 SE , NE NE
CAROL LEA SCHWEIGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712242	04N	62W	27	W2 NE
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712241	04N	62W	22	SE SE
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712241	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712241	04N	62W	24	N2,SE,E2 SW
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712241	04N	62W	27	E2 NE
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712241	04N	62W	22	W2 SE, NE NE
JOANNE ILLENE SCHWEITZER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3712241	04N	62W	27	W2 NE
CRAIG BLACK, A MARRIED MAN	DIAMOND RESOURCES CO.	08/06/2010	Weld	3713286	08N	61W	31	NE
COLETTE KAY FRIDGEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/29/2010	Weld	3713287	02N	63W	34	SE
EDWARD L. HARRIS AND BETTY L. HARRIS, H/W	DIAMOND RESOURCES CO.	07/19/2010	Weld	3713282	01N	64W	12	W2 NE
STATE OF COLORADO 1308.10	DIAMOND RESOURCES CO.	11/18/2010	Weld	3748375	09N	61W	16	N2
RODNEY L. HOFFERBER, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	07/27/2010	Weld	3712237	02N	63W	26	SW, LESS 4 ACRES IN NE CORNER OF SAID SW/4
RODNEY L. HOFFERBER, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	07/27/2010	Weld	3712237	02N	63W	27	W2 SE
RODNEY L. HOFFERBER, SR. & JOAN HOFFERBER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	07/27/2010	Weld	3712238	02N	63W	26
SW, SOUTH 0 DEGREES 02' WEST, 110.51 FEET; SOUTH 47 DEGREES 52' WEST, 246 FEET; SOUTH 74 DEGREES 41' WEST, 167.25 FEET; NORTH 75 DEGREES 19' WEST, 274.85 FEET; NORTH 41 DEGREES 49' WEST, 339.45 FEET; NORTH 89 DEGREES 14' WEST, 42.60 FEET; AND EAST 876.75 FEET TO BEGINNING, CONTAINING APPROXIMATELY 4 ACRES,LESS 4 ACRES IN THE NE CORNER OF SAID SW/4

RODNEY L. HOFFERBER, SR. & JOAN HOFFERBER, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	07/27/2010	Weld	3712238	02N	63W	27	W2 SE

RODNEY L. HOFFERBER, SR., & JOAN HOFFERBER, CO-TRUSTEES OF THE ALBERT HOFFERBER & BERTHA HOFFERBER FAMILY IRREVOCABLE TRUST DATED JANUARY 11, 2001	DIAMOND RESOURCES CO.	07/27/2010	Weld	3712244	02N	63W	26	SW, LESS 4 ACRES IN THE NE CORNER OF SAID SW/4
RODNEY L. HOFFERBER, SR., & JOAN HOFFERBER, CO-TRUSTEES OF THE ALBERT HOFFERBER & BERTHA HOFFERBER FAMILY IRREVOCABLE TRUST DATED JANUARY 11, 2001	DIAMOND RESOURCES CO.	07/27/2010	Weld	3712244	02N	63W	27	W2 SE
GERALDINE HOYER, F/K/A GERALDINE BLACK, A SINGLE WOMAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3713280	08N	61W	31	NE
GEORGE J. NOLAN, JR.	DIAMOND RESOURCES CO.	07/21/2010	Weld	3712251	09N	61W	03	SE
HEATHER ANNE HOLMES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/03/2010	Weld	3713285	10N	61W	34	N2
PATRICK DALE LEATHER, A SINGLE MAN	DIAMOND RESOURCES CO.	08/03/2010	Weld	3713284	10N	61W	34	N2
HARRY H. EWING II & JUDY ANN EWING, H/W	DIAMOND RESOURCES CO.	07/16/2010	Weld	3715056	01N	64W	12	E2 NE
MARGERY L. BEYDLER, A WIDOW	DIAMOND RESOURCES CO.	08/03/2010	Weld	3715053	04N	61W	28	SE
THOMAS W. CORDOVA & MARY L. CORDOVA, H/W	DIAMOND RESOURCES CO.	07/19/2010	Weld	3715049	01N	64W	12	W2 NE
LISKEN LYN KENNEDY, F/K/A LISKEN LYN HOFFERBER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/27/2010	Weld	3712250	02N	63W	26	SW, LESS 4.00 ACRES IN NE CORNER OF SW/4
LISKEN LYN KENNEDY, F/K/A LISKEN LYN HOFFERBER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	07/27/2010	Weld	3712250	02N	63W	27	W2 SE
DOUGLAS D. VARVEL	DIAMOND RESOURCES CO.	07/30/2010	Weld	3713288	08N	61W	31	NE
CAROL ROUBIDOUX & HERMAN ROUBIDOUX, HER HUSBAND	DIAMOND RESOURCES CO.	07/19/2010	Weld	3715052	01N	64W	12	N2/3SE/4,
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3713281	04N	62W	22	SE SE
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3713281	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3713281	04N	62W	24	N2,SE,E2 SW
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3713281	04N	62W	27	E2 NE
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3713281	04N	62W	22	W2 SE
ALFRED G. WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	07/30/2010	Weld	3713281	04N	62W	27	W2 NE
BARBARA L. NITSCHKE, A WIDOW	DIAMOND RESOURCES CO.	08/31/2010	Weld	3719796	07N	61W	06	E2 SW,SE, LOT6, LOT7
SYDNEY CAROL OGLE, F/K/A SYDNEY CAROL BAILEY, A/K/A SYDNEY CAROL HENDERSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/17/2010	Weld	3717018	08N	62W	20	W2

SYDNEY CAROL OGLE, F/K/ASYDNEY CAROL BAILEY, A/K/A SYDNEY CAROL HENDERSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/17/2010	Weld	3717018	08N	62W	29	NW,W2 NE,NE NE
NANCY ORTH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/05/2010	Weld	3715055	08N	61W	31	NE
JAMES WERDEL, A SINEL MAN	DIAMOND RESOURCES CO.	08/05/2010	Weld	3715048	08N	61W	31	NE
DONNA L. KING, A/K/A DONNA LEE KING, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/20/2010	Weld	3718158	09N	61W	05	SE
MICHAEL BEUTZ, TRUSTEE OF THE ANITA M. WAGNER LIVING TRUST	DIAMOND RESOURCES CO.	09/01/2010	Weld	3722418	09N	61W	10	NE
LARRY BAUER	DIAMOND RESOURCES CO.	08/19/2010	Weld	3717019	02N	63W	34	SE
FRANCES WERDEL, A SINGLE WOMAN	DIAMOND RESOURCES CO.	08/05/2010	Weld	3717020	08N	61W	31	NE
AVIS WERDEL, A WIDOW	DIAMOND RESOURCES CO.	08/05/2010	Weld	3717017	08N	61W	31	NE
DANIEL D. WAGNER & MARGARET WAGNER, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/07/2010	Weld	3722414	02N	63W	27	NW
BARBARA J. BOHAC, F/K/A BARBARA J. CAMPBELL, A WIDOW	DIAMOND RESOURCES CO.	08/18/2010	Weld	3718159	09N	61W	05	SW
BARBARA J. BOHAC, F/K/A BARBARA J. CAMPBELL, A WIDOW	DIAMOND RESOURCES CO.	08/18/2010	Weld	3718159	09N	61W	08	W2
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	09/01/2010	Weld	3719787	09N	61W	10	SE
KIVI BAUER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	08/19/2010	Weld	3719782	02N	63W	34	SE
PAUL LEON COLE, A MARRIED MAN	DIAMOND RESOURCES CO.	08/20/2010	Weld	3719779	09N	61W	05	SE
JANE MANLY, A SINGLE WOMAN	DIAMOND RESOURCES CO.	08/23/2010	Weld	3719785	09N	61W	05	SE
MICHAEL BEUTZ, TRUSTEE OF THE ANITA M. WAGNER LIVING TRUST	DIAMOND RESOURCES CO.	08/27/2010	Weld	3722419	09N	61W	04	S2 NE, LOT1, LOT2
B & W FARMS, A PARTNERSHIP	DIAMOND RESOURCES CO.	10/08/2010	Weld	3728474	02N	63W	34
LOTS A & B OF RECORDED EXEMPTION 1303-34-1-RE 2022 RECORDED AS RECEPTION 2584809, BEING PART OF THE E2 NW AND PART OF THE NE OF SECTION 34, AND SUBDIVISION EXEMPTION 636 RECORDED AS RECEPTION 2584808, BEING PART OF THE W2 NE, E2 NE EXCEPT A PARCEL OF LAND MFD IN DEED IN BOOK 1148-408; ALSO EXCEPT A PARCEL OF LAND MFD IN WD IN RECEPTION 3643481, LOT B OF RECORDED EXEMPTION NO. 1303-34-2 RE 2021 RECORDED AS RECEPTION 2584810 BEING PART OF THE E2 NW OF SECTION 34

DOROTHY W. CORDWELL, TRUSTEE OF THE CORDWELL FAMILY TRUST, DATED JULY 16, 1985	JACKFORK LAND, INC.	06/08/2010	Weld	3725319	02N	63W	28
E/2 W/2; E/2 LESS AND EXCEPT ALL OF SECTION 28 LYING 50 FEET ON EACH SIDE OF THE NORTH-SOUTH CENTER LINE OF SAID SECTION 28, AND LESS & EXCEPT A TRACT OF LAND IN THE SE/4, MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 28, 50 FEET EAST OF THE SOUTH QUARTER CORNER OF SECTION 28, AND RUNNING THENCE NORTH, PARALLEL WITH THE NORTH & SOUTH CENTERLINE OF SAID SECTION 28, 630 FEET TO A POINT; THENCE EAST 217.8 FEET TO A POINT; THENCE SOUTH 630 FEET & MPD IN OGL

BARBARA JEAN MCKEOUGH	DIAMOND RESOURCES CO.	09/09/2010	Weld	3738373	06N	61W	26	NW SW,SW NW
KIMBERLY JO MASSEY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	08/19/2010	Weld	3719784	02N	63W	34	SE

JULIUS A. PLUSS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/13/2010	Weld	3724434	02N	63W	34	SW
BILLIE LOU GAISER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/21/2010	Weld	3734177	04N	61W	26	NW
REBECCA S. SPENCER, F/K/A REBECCA S. WILDER, A/K/A REBECCA WILDER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	12/10/2010	Weld	3742687	07N	61W	21	E2
SARAH J. SPENCER	DIAMOND RESOURCES CO.	12/08/2010	Weld	3742688	07N	61W	21	E2
WILLIAM G. SPENCER	DIAMOND RESOURCES CO.	12/08/2010	Weld	3739978	07N	61W	21	E2
SETH T. SPENCER	DIAMOND RESOURCES CO.	12/08/2010	Weld	3742685	07N	61W	21	E2
DAVID SPENCER	DIAMOND RESOURCES CO.	12/08/2010	Weld	3742689	07N	61W	21	E2
HAROLD H. BENDER, A WIDOWER	DIAMOND RESOURCES CO.	09/23/2010	Weld	3724448	08N	61W	33	SE
HAROLD H. BENDER, A WIDOWER	DIAMOND RESOURCES CO.	09/23/2010	Weld	3724448	08N	61W	34	SW
DAVID LESLIE BASHOR & ELIZABETH M. BASHOR, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/22/2010	Weld	3727027	10N	61W	29	NW
CLINTON NEIL BASHOR, A MARRIED MAN DEALING IN HIS SOLE & SEPARATE PROPERTY	DIAMOND RESOURCES CO.	09/22/2010	Weld	3730412	10N	61W	29	NW
CHERYL RAE CARPINELLO, A/K/A CHERYL R. CARPINELLO, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/21/2010	Weld	3727024	07N	61W	20	N2 NE
CHERYL RAE CARPINELLO, A/K/A CHERYL R. CARPINELLO, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/25/2010	Weld	3727024	07N	61W	21	NW NW
MIKE DAVIS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/13/2010	Weld	3722425	06N	61W	26	NW SW,SW NW
JAMES L. SPENCER	DIAMOND RESOURCES CO.	12/08/2010	Weld	3739979	07N	61W	21	E2
WILLIAM W. LINDBLOOM, A MARRIED MAN	DIAMOND RESOURCES CO.	10/12/2010	Weld	3730410	05N	61W	25	E2 NW,W2 NW
RAYMOND JOHN PETERSON	DIAMOND RESOURCES CO.	10/21/2010	Weld	3730409	04N	61W	26	NW
LINDA LEA WOLFE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/15/2010	Weld	3724451	08N	61W	03	SE
CLINTON NEIL BASHOR, A MARRIED MAN DEALING IN HIS SOLE & SEPARATE PROPERTY	DIAMOND RESOURCES CO.	09/23/2010	Weld	3730413	10N	61W	22	NW/4 NE/4 LYING SOUTH AND WEST OF RR
DAVID LESLIE BASHOR & ELIZABETH BASHOR, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/23/2010	Weld	3727028	10N	61W	22	NW/4 NE/4 LYING SOUTH AND WEST OF RR
DENNIS M. BUCHHOLZ, A SINGLE MAN	DIAMOND RESOURCES CO.	09/16/2010	Weld	3728473	01N	64W	12	THE SOUTH 53-1/3 ACRES OF THE SE/4
RODNEY S. BECKER & GAYLE R. BECKER, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/07/2010	Weld	3728479	01N	64W	12	S2 NW
TIMOTHY L. WOODWARD, A MARRIED MAN	DIAMOND RESOURCES CO.	09/21/2010	Weld	3727030	07N	61W	20	N2 NE
TIMOTHY L. WOODWARD, A MARRIED MAN	DIAMOND RESOURCES CO.	09/21/2010	Weld	3727030	07N	61W	21	NW NW
BILLY L. BURKE, A/K/A BILLY LEE BURKE	DIAMOND RESOURCES CO.	10/06/2010	Weld	3728480	05N	61W	35	NW
JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	Weld	3727025	04N	62W	22	SE SE
JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	Weld	3727025	04N	62W	23	S2 NE,SE NW,E2 SW,SW SW
JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	Weld	3727025	04N	62W	24	N2,SE,E2 SW

JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	Weld	3727025	04N	62W	27	W2 NE
JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	Weld	3727025	04N	62W	22	W2 SE
JOHN HENRY WEISS, A MARRIED MAN	DIAMOND RESOURCES CO.	09/30/2010	Weld	3727025	04N	62W	27	E2 NE
DOLPH HENRY GROVES	DIAMOND RESOURCES CO.	10/11/2010	Weld	3738347	04N	61W	26	N2 SE, SW/4 LESS 10 ACRES FOR RESERVOIR SW/4SE4, LESS 10 ACRES FOR RESERVOIR,
STEVEN D. KITZMAN & KRISTINA L. KITZMAN, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/13/2010	Weld	3730414	02N	63W	34
A TRACT COMMENCING AT THE SW CORNER OF THE W/2 NW/4; THENCE NORTH 00 DEGREES 30'46" WEST A DISTNACE OF 250'; THENCE NORTH 89 DEGREES 19' 55" EAST A DISTANCE OF 553'; THENCE SOUTH 00 DEGREES 30'46" EAST A DISTANCE OF 250'; THENCE SOUTH 89 DEGREES 19'55" WEST A DISTANCE OF 553' TO POINT OF BEGINNING,

SHIRLEY A. HENDERSON	DIAMOND RESOURCES CO.	10/12/2010	Weld	3730404	05N	61W	25	E2 NW,W2 NW
DANIEL L. PETERSON & MARILU PETERSON	DIAMOND RESOURCES CO.	10/12/2010	Weld	3734176	08N	61W	09	E2
DENNIS D. KITZMAN & SUSAN K. KITZMAN, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/07/2010	Weld	3730415	02N	63W	34
W/2 NW/4 LESS AND EXCEPT A TRACT DESCRIBED AS: A TRACT COMMENCING AT THE SW CORNER OF THE W/2 NW/4; THENCE N 00 DEGREES 30' 46"W A DISTANCE OF 250'; THENCE N89 DEGREES 19' 55" E A DISTANCE OF 553'; THENCE S 00 DEGREES 30' 46" E A DISTANCE OF 250'; THENCE S 89 DEGREES 19' 55" W A DISTANCE OF 553' TO POB,

JACALYN M. DIXON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	Weld	3734180	08N	61W	02	S2 NE,SE, LOT1, LOT2
JACALYN M. DIXON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	Weld	3734180	09N	61W	35	S2 SE,SE SW
KENT K. MILLER, A MARRIED MAN	DIAMOND RESOURCES CO.	10/21/2010	Weld	3734181	08N	62W	29	ALL
COLLEEN J. KOBER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	Weld	3730406	08N	61W	02	S2 NE,SE, LOT1, LOT2
COLLEEN J. KOBER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	Weld	3730406	09N	61W	35	S2 SE,SE SW
JULIE M. KORT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	10/07/2010	Weld	3730407	08N	61W	02	S2 NE,SE, LOT1, LOT2
JULIE M. KORT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	10/07/2010	Weld	3730407	09N	61W	35	S2 SE,SE SW
KAREN J. KOCH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	Weld	3730408	08N	61W	02	S2 NE,SE, LOT1, LOT2
KAREN J. KOCH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	Weld	3730408	09N	61W	35	S2 SE,SE SW
FLYNN OF ORMAND BEACH, LP AND BARBARA SILWAY FLYNN, GENERAL MANAGER, C/O THE TRUST COMPANY OF OKLAHOMA	DIAMOND RESOURCES CO.	01/06/2011	Weld	3752330	05N	61W	25	E2
DAVID O. BONE & PATRICIA A. BONE, HUSBAND & WIFE	DIAMOND RESOURCES CO.	10/13/2010	Weld	3734174	02N	63W	27	E2 SW
WILLIAM CLYDE BASHOR. A SINGLE MAN	DIAMOND RESOURCES CO.	09/22/2010	Weld	3728477	10N	61W	29	NW
ADA E. JOHNSTON, A WIDOW	DIAMOND RESOURCES CO.	10/22/2010	Weld	3734178	09N	62W	12
NE,E/2 SE/4, LESS THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORDER, OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES, 30 MINUTES, WEST 382 FEET, WEST 280 FFET, SOUTH 380 FEET TO PLACE OF BEGINNING, IN SECTION 12, 9N-62W, WELD COUNTY (CONTAINING 2.5 ACRES MORE OR LESS) AND LESS THAT PART OF THE E/2 SE/4, OF SECTION 12, 9N-62W, BEGINNING AT THE SOUTHEAST CORNER, WEST 590 FEET, THENCE NORTH 1,620 FEET, THENCE EAST 590 FEET, THENCE SOUTH 1, 620 FEET TO THE POINT OF BEGINNING. (CONTAINING 20 ACRES MORE OR LESS),

WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	09/23/2010	Weld	3728478	10N	61W	22	NW/4 NE/4 LYING SOUTH AND WEST OF RAILROAD RIGHT OF WAY
JUDITH R. CLINCH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	Weld	3730405	08N	61W	02	S2 NE,SE, LOT1, LOT2
JUDITH R. CLINCH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/07/2010	Weld	3730405	09N	61W	35	S2 SE,SE SW
WEICKUM FARMS, LLC	DIAMOND RESOURCES CO.	09/08/2010	Weld	3727023	02N	63W	27	NE
JANE GILMAN TRACY, A WIDOW	DIAMOND RESOURCES CO.	09/13/2010	Weld	3724441	09N	61W	03	SW
JANE GILMAN TRACY, A WIDOW	DIAMOND RESOURCES CO.	09/13/2010	Weld	3724441	09N	61W	10	NE,NW
JANE GILMAN TRACY, A WIDOW	DIAMOND RESOURCES CO.	09/13/2010	Weld	3724440	09N	61W	09	E2 NE,SW NE, NW NE, LESS THE "J" SAND FORMATION
DON SLOAN, A WIDOWER	DIAMOND RESOURCES CO.	09/15/2010	Weld	3724435	02N	64W	26	E/2 SE/4 LESS .30 ACRE TRACT,
DAVID LESLIE BASHOR, A MARRIED MAN	DIAMOND RESOURCES CO.	09/13/2010	Weld	3724443	10N	61W	08	E2 E2
JANE MANLY, A SINGLE WOMAN	DIAMOND RESOURCES CO.	09/22/2010	Weld	3724452	09N	61W	10	NW
CAROL BATT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	10/21/2010	Weld	3734189	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
FRANCES DUBS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	10/21/2010	Weld	3734190	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RSERVOIR (30.00),
WILBUR GOLBA GROVES, A WIDOWER	DIAMOND RESOURCES CO.	10/19/2010	Weld	3734188	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
JAMES L. GROVES, A MARRIED MAN	DIAMOND RESOURCES CO.	09/22/2010	Weld	3727026	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
BERNETHA J. GROVES, A SINGLE WOMAN	DIAMOND RESOURCES CO.	10/13/2010	Weld	3734187	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES (150.00) SW/4 SE/4 LESS 10 ACRES (30.00),
RAMON G. MIRANDA, A/K/A ROMAN G. MIRANDA, JR. & LUCIA R. MIRANDA, HUSBAND & WIFE	DIAMOND RESOURCES CO.	09/30/2010	Weld	3734185	01N	64W	12
COMMENCING AT THE NW CORNER OF THE SW/4 OF SAID SECTION 12; THENCE ALONG THE WEST LING OF THE SW/4 OF SAID SECTION 12 SOUTH 00 DEGREES 00' 00" EAST, A DISTANCE OF 97.05' TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 58 DEGREES 48' 28" EAST A DISTANCE 53.22'; THENCE SOUTH 34 DEGREES 32' 23" EAST, A DISTANCE OF 96.18'; THENCE SOUTH 40 DEGREES 02'57" EAST A DISTANCE OF 645.68' TO THE BEGINNING OF THE TANGENT CURVE TO THE LEFT; THENCE ALONG SAID CURVE 63.99'.,HAVING A CHORD LENGTH OF 61.38' HAVING A CHORD BEARING OF SOUTH 68 DEGREES 34'50" EAST, A RADIUS OF 64.25' AND A DELTA ANGLE OF 57 DEGREES 03'46", THENCE NORTH 82 DEGREES 53'17" EAST A DISTANCE OF 331.71'; THENCE NORTH 79 DEGREES 43'22" EAST, A DISTANCE OF 716.55' TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT; THENCE ALONG SAID CURVE 245.58' HAVING A CHORD LENGTH OF 244.81', A CHORD BEARING OF NORTH 87 DEGREES 36' 53" EAST, A RADIUS OF 891.45', AND A DELTA ANGLE OF 15 DEGREES 47'03"; TO THE BEGINNING OF A TANGENT CURVE TO THE LEFT; THENCE ALONG SAID CURVE 116' HAVING A CHORD LENGTH OF 113.29', A CHORD BEARING OF NORTH 73 DEGREES 57' 44" EAST, A RADIUS OF 154.25', AND A DELTA ANGLE OF 43 DEGREES 05'21", THENCE NORTH 52 DEGREES 25'03" EAST, A DISTNACE OF 101.29' TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT.,

DONALD LUTHER GROVES	DIAMOND RESOURCES CO.	10/11/2010	Weld	3735594	04N	61W	26	N2 SE,SW/4, LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00) ,
ROBERT TOMLINSON MCINTYRE	DIAMOND RESOURCES CO.	11/22/2010	Weld	3738370	06N	61W	34	NE NW,NW NE
ROBERT TOMLINSON MCINTYRE	DIAMOND RESOURCES CO.	11/22/2010	Weld	3738370	06N	61W	34	NW NW
ERNEST L. GROVES	DIAMOND RESOURCES CO.	10/21/2010	Weld	3735590	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR,
DARLENE JOY WILSON VERMEULEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/22/2010	Weld	3738363	06N	61W	34	NW NW,NE NW,NW NE

JOSE A. BACA, A/K/A JOSE A. BACA IV, A MARRIED MAN	DIAMOND RESOURCES CO.	09/15/2010	Weld	3738360	10N	61W	08	W2 E2
ALLENE GRAGG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	12/14/2010	Weld	3742680	02N	63W	26
SW/4 EXCEPTING AND RESERVING A TRACT OF LAND IN THE NE/4 SW/4 DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHEAST CORNER OF THE SW/4, THENCE SOUTH 0 DEGREES 20' WEST, 110.51 FEET; THENCE SOUTH 47 DEGREES 41' WEST 167.25 FEET; THENCE NORTH 75 DEGREES 19' WEST 274.85 FEET; THENCE NORTH 41 DEGREES 49' WEST 339.25 FEET; THENCE NORTH 89 DEGREES 14' WEST 42.60 FEET; THENCE EAST 876.75 FEET TO THE PLACE OF BEGINNING.,

DONNA EVERSON, A WIDOW	DIAMOND RESOURCES CO.	12/14/2010	Weld	3742679	02N	63W	26
SW/4 EXCEPTING AND RESERVING A TRACT OF LAND IN THE NE/4 SW/4 DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHEAST CORNER OF THE SW/4, THENCE SOUTH 0 DEGREES 20' WEST, 110.51 FEET; THENCE SOUTH 47 DEGREES 41' WEST 167.25 FEET; THENCE NORTH 75 DEGREES 19' WEST 274.85 FEET; THENCE NORTH 41 DEGREES 49' WEST 339.25 FEET; THENCE NORTH 89 DEGREES 14' WEST 42.60 FEET; THENCE EAST 876.75 FEET TO THE PLACE OF BEGINNING.,

HAROLD FRANCIS GROVES & BEVERLY RUTH GROVES, HUSBAND & WIFE	DIAMOND RESOURCES CO.	11/08/2010	Weld	3735593	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
DIANE CASELMAN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	11/09/2010	Weld	3738346	04N	61W	26	N2 SE,SW/4, LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00),
CENTRAL WYOMING COUNCIL, INC., BOY SCOUTS OF AMERICA	DIAMOND RESOURCES CO.	12/03/2010	Weld	3739976	05N	61W	24	SE
CENTRAL WYOMING COUNCIL, INC., BOY SCOUTS OF AMERICA	DIAMOND RESOURCES CO.	12/03/2010	Weld	3739976	05N	61W	35	NW
RODNEY W. BAUMGARTNER & LINDA R. BAUMGARTNER, HUBAND & WIFE	DIAMOND RESOURCES CO.	11/16/2010	Weld	3738345	02N	63W	27	E/2 SE/4 LESS LOT A RECORDED EXEMPTION, MORE FULLY DESCRIBED AS E/2 SE/4 SE/4 SE/4,
JEFFERY JOHNSON, A MARRIED MAN	DIAMOND RESOURCES CO.	11/09/2010	Weld	3738355	04N	61W	26	N2 SE,SW/4, LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00),
DIANNE STICKNEY DAVIES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/22/2010	Weld	3738358	06N	61W	34	NE NW,NW NE
DIANNE STICKNEY DAVIES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/22/2010	Weld	3738358	06N	61W	34	NW NW
LOIS JEAN GRAFF, ATTORNEY IN FACT FOR VIVIAN M. CHRISTENSEN	DIAMOND RESOURCES CO.	11/18/2010	Weld	3738361	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
BILL L. FINDLEY & SHIRLEY FINDLEY, HUSBAND & WIFE	DIAMOND RESOURCES CO.	11/18/2010	Weld	3738352	01N	64W	12
N2/3 SE/4, ALSO DESCRIBED AS LOT A & LOT B, RECORDED EXEMPTION NO. 1475-12-4-RE3205, BEING A PORTION OF THE SE/4 OF SECTION 12, TOWNSHIP 1 NORTH, RANGE 64 WEST OF THE 6TH P.M., RECORDED JUNE 24, 2002 AT RECEPTION NO. 2963715,

EDWARD L. FETTERS, A SINGLE MAN	DIAMOND RESOURCES CO.	11/18/2010	Morgan	865808	03N	60W	30	E2 SW, LOT3, LOT4
EDWARD L. FETTERS, A SINGLE MAN	DIAMOND RESOURCES CO.	11/18/2010	Morgan	865808	03N	60W	31	E2 NW, LOT1, LOT2
ROSEMARY LUCILLE BOND, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/19/2010	Weld	3738350	02N	63W	23	SW
DON NORRISH, A WIDOWER	DIAMOND RESOURCES CO.	11/19/2010	Weld	3738353	01N	64W	19	PART OF THE SE/4 SW/4 AND PART OF THE SE/4 MORE FULLY DESCRIBED IN DOCUMENT #2792489,
JAMES D. ZIMBELMAN	DIAMOND RESOURCES CO.	11/23/2010	Weld	3738357	02N	63W	23	SW
ROBERT G. ZIMBELMAN	DIAMOND RESOURCES CO.	11/23/2010	Weld	3738354	02N	63W	23	SW
JOHN P. LAFARGE, A SINGLE MAN	DIAMOND RESOURCES CO.	09/21/2010	Weld	3738359	10N	61W	08	W2 E2

PEGGY ALEXANDER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	11/22/2010	Weld	3738372	01N	64W	12
N/2 SE/4, ALSO DESCRIBED AS LOT 1 & LOT B, RECORDED EXEMPTION NO. 1475-12-4 RE3205, BEING A PORTION OF THE SE OF SECTION 12, TOWNSHIP 1 NORTH, RANGE 64 WEST OF THE 6TH PM., RECORDED JUNE 24, 2002 AT RECEPTION NO. 2963715,

JACKIE F. SCHREINER, TRUSTEE OF THE SHIRLEY J. SCHREINER FAMILY TRUST	DIAMOND RESOURCES CO.	12/02/2010	Weld	3739972	02N	63W	23	SW
ALAN DEAN TYREE, A MARRIED MAN	DIAMOND RESOURCES CO.	12/01/2010	Weld	3738371	06N	61W	34	NW NW,NE NW,NW NE
DARELL D. ZIMBELMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	11/22/2010	Weld	3738374	02N	63W	23	SW
CHARLES HENRY DUBS, A SINGLE MAN	DIAMOND RESOURCES CO.	11/10/2010	Weld	3738369	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
WADE CULPEPPER, A/K/A RUSSELL W. CULPEPPER, A SINGLE MAN	DIAMOND RESOURCES CO.	11/16/2010	Weld	3738341	04N	61W	02	SE NW,S2 NE,N2 S2,SW SW, LOT3
JAMES JOSEPH DAVIS, A MARRIED MAN	DIAMOND RESOURCES CO.	11/18/2010	Weld	3738365	02N	63W	32	NE NW
MICHAEL EDWARD DUBS, A SINGLE MAN	DIAMOND RESOURCES CO.	11/10/2010	Weld	3738351	04N	61W	26	N2 SE,SW/4, LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00),
DONNA PINTO, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/09/2010	Weld	3738342	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00),
LARRY CULPEPPER, A MARRIED MAN	DIAMOND RESOURCES CO.	11/16/2010	Weld	3738344	04N	61W	02	SE NW,S2 NE,N2 S2,SW SW, LOT3
PAMELA PEARSON, F/K/A PAMELA CULPEPPER GRAVES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	11/16/2010	Weld	3738343	04N	61W	02	SE NW,S2 NE,N2 S2,SW SW, LOT3
ALAN DUBS, A/K/A ALAN JEFFREY DUBS, A SINGLE MAN	DIAMOND RESOURCES CO.	11/10/2010	Weld	3738356	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
KERRLYN SUE CARVELL	DIAMOND RESOURCES CO.	11/11/2010	Weld	3739971	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
RONALD WAYNE TYREE	DIAMOND RESOURCES CO.	11/22/2010	Weld	3739969	06N	61W	34	NW NW,NE NW,NW NE
ALICE J. JOHNSTON, A/K/A JOAN JOHNSTON, A WIDOW	DIAMOND RESOURCES CO.	11/19/2010	Weld	3739975	01N	64W	19	PART OF THE SE/4 SW/4 AND PART OF THE SE/4, MORE FULLY DESCRIBED IN DOCUMENT #2792489,
JAMEY LEE DUBS	DIAMOND RESOURCES CO.	11/11/2010	Weld	3739977	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00),
RICHARD H. STEWART & SHARON L. STEWART, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/07/2010	Weld	3739974	02N	64W	26
THAT PART OF THE W/2 SW/4 LYING SOUTH OF THE CENTERLINE OF THAT RIGHT OF WAY OF THE C.B. & Q RAILROAD EXCEPT THAT PART THEREOF PLATTED TO THE TOWN OF KEENESBURG, WHICH LAND IS DESCRIBED IN WARRANTY DEED RECORDED 3/31/1993 IN BOOK 1375, RECEPTION NO. 02327079,

JUDITH V.J. KENNEDY, F/K/A JUDITH JOHNSON, A WIDOW	DIAMOND RESOURCES CO.	11/19/2010	Morgan	866167	03N	60W	30	E2 SW, LOT3, LOT4
JUDITH V.J. KENNEDY, F/K/A JUDITH JOHNSON, A WIDOW	DIAMOND RESOURCES CO.	11/19/2010	Morgan	866167	03N	60W	31	E2 NW, LOT1, LOT2
BERNARD WATSON & BEVERLY WATSON, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/14/2010	Morgan	866168	03N	60W	28	E2 E2
KIMBERLY MEEK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/17/2010	Weld	3724431	06N	61W	26	NW SW,SW NW
ANN EMRICH, A/K/A ANN FREEMAN EMRICH, A WIDOW	DIAMOND RESOURCES CO.	02/03/2011	Weld	3752325	09N	61W	10	NE
JOHN R. STEVENS, A MARRIED MAN	DIAMOND RESOURCES CO.	11/19/2010	Weld	3739981	01N	64W	19	PART OF THE SE/4 SW/4 AND PART OF THE SE/4, MORE FULLY DESCRIBED IN DOCUMENT # 2792489,

DEBORAH JOHNSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	11/09/2010	Weld	3739980	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
GEORGIENE RUTH D'ANGELO DEVLIN, F/K/A GEOGIENE RUTH D'ANGELO, A WIDOW	DIAMOND RESOURCES CO.	12/13/2010	Weld	3742678	02N	63W	20	NW
LORITA LONGNECKER, F/K/A LORETTA GROSS, ATTORNEY IN FACT FOR MARJORIE GROSS, A WIDOW	DIAMOND RESOURCES CO.	12/10/2010	Weld	3744195	06N	61W	34	NE NW,NW NE
WILLARD GROVES	DIAMOND RESOURCES CO.	11/17/2010	Weld	3742673	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4, LESS 10 ACRES FOR RESERVOIR (30.00)
LEONA M. HAVILAND, A WIDOW	DIAMOND RESOURCES CO.	11/18/2010	Weld	3742683	08N	61W	33	SE
LEONA M. HAVILAND, A WIDOW	DIAMOND RESOURCES CO.	11/18/2010	Weld	3742683	08N	61W	34	SW
ROSA JORDAN, A WIDOW	DIAMOND RESOURCES CO.	11/18/2010	Weld	3742684	08N	61W	33	SE
ROSA JORDAN, A WIDOW	DIAMOND RESOURCES CO.	11/18/2010	Weld	3742684	08N	61W	34	SW
CHARLES GERALD HERD, ATTORNEY IN FACT FOR BRELERE HERD	DIAMOND RESOURCES CO.	11/08/2010	Weld	3744196	07N	60W	17	E2
CHARLES GERALD HERD	DIAMOND RESOURCES CO.	11/02/2010	Weld	3744197	07N	60W	17	E2
LOUIS BOURGEOIS, III, A MARRIED MAN	DIAMOND RESOURCES CO.	02/10/2011	Weld	3754454	07N	61W	29	W2
LOUIS BOURGEOIS, III, A MARRIED MAN	DIAMOND RESOURCES CO.	02/10/2011	Weld	3754454	07N	61W	30
COMMENCING AT THE SE/4 CORNER OF SECTION 30, THENCE WEST ALONG THE SOUTH LINE OF SAID SETION 6 RODS; THENCE NORTH PARALLEL WITH THE EAST LINE OF SAID SECTION 26-1/3 RODS; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID SECTION 6 RODS TO THE EAST LINE THEREOF; THENCE SOUTH ALONG THE EAST LINE 26-1/3 RODS TO THE POINT OF BEGINNING.,

CLAUDIA JEANETTE MCINTYRE WISMA	DIAMOND RESOURCES CO.	12/03/2010	Weld	3742675	06N	61W	34	NW NW,NE NW,NW NE
JUDY SCHAEFER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/07/2010	Morgan	866345	03N	60W	30	E2 SW, LOT3, LOT4
JUDY SCHAEFER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/07/2010	Morgan	866345	03N	60W	31	E2 NW, LOT1, LOT2
JAY SCHAEFER, A/K/A JOHN F. SCHAEFER, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	12/07/2010	Morgan	866166	03N	60W	30	E2 SW, LOT3, LOT4
JAY SCHAEFER, A/K/A JOHN F. SCHAEFER, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	12/07/2010	Morgan	866166	03N	60W	31	E2 NW, LOT1, LOT2
ERIKA LOEW, A SINGLE WOMAN	DIAMOND RESOURCES CO.	02/02/2011	Weld	3751552	07N	61W	13	NW
PRISCILLA LOEW, A SINGLE WOMAN	DIAMOND RESOURCES CO.	02/02/2011	Weld	3751549	07N	61W	13	NW
ANNE LAURIE CUYKENDALL CHARLTON, TRUSTEE OF THE PAUL R. CUYKENDALL FAMILY TRUST B	DIAMOND RESOURCES CO.	12/09/2010	Weld	3742677	02N	63W	23	E2 SE
ROBERT T. WATKINS, A SINGLE MAN	DIAMOND RESOURCES CO.	12/17/2010	Weld	3744194	09N	60W	21	NE SE
ARLENE BOWEN, A/K/A L. ARLENE BOWEN	DIAMOND RESOURCES CO.	10/18/2010	Weld	3742690	07N	61W	20	N2 NE
ARLENE BOWEN, A/K/A L. ARLENE BOWEN	DIAMOND RESOURCES CO.	10/18/2010	Weld	3742690	07N	61W	21	NW NW
ROD LESTER, A MARRIED MAN	DIAMOND RESOURCES CO.	02/04/2011	Weld	3754455	07N	61W	01	S2 NE,SE, LOT1, LOT2
SHEILA KAY HERMANN, F/K/A SHEILA KAY WOODWARD, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/21/2010	Weld	3742682	07N	61W	20	N2 NE

SHEILA KAY HERMANN, F/K/A SHEILA KAY WOODWARD, A MARRIED WOMAN	DIAMOND RESOURCES CO.	09/21/2010	Weld	3742682	07N	61W	21	NW NW
DOUG LESTER, A MARRIED MAN	DIAMOND RESOURCES CO.	02/04/2011	Weld	3754476	07N	61W	01	S2 NE,SE, LOT1, LOT2
GEORGEAN H. CALLISON	DIAMOND RESOURCES CO.	10/18/2010	Weld	3734184	07N	61W	29	W2
GEORGEAN H. CALLISON	DIAMOND RESOURCES CO.	10/18/2010	Weld	3734184	07N	61W	30
COMMENCING AT THE SE/4 CORNER OF SECTION 30, THENCE WEST ALONG THE SOUTH LINE OF SAID SETION 6 RODS; THENCE NORTH PARALLEL WITH THE EAST LINE OF SAID SECTION 26-1/3 RODS; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID SECTION 6 RODS TO THE EAST LINE THEREOF; THENCE SOUTH ALONG THE EAST LINE 26-1/3 RODS TO THE POINT OF BEGINNING.,

RUTH M. O'DONNELL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	12/06/2010	Weld	3746698	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR (150.00) SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR (30.00),
DOLORES ALEXANDER, A WIDOW	DIAMOND RESOURCES CO.	12/16/2010	Weld	3744191	04N	61W	23	NW
DOLORES ALEXANDER, A WIDOW	DIAMOND RESOURCES CO.	12/16/2010	Weld	3744191	04N	61W	32	SW
KEVIN HOFFMAN CHARLTON, TRUSTEE OF THE ANNE LAURIE CUYKENDALL CHARLTON TRUST	DIAMOND RESOURCES CO.	12/09/2010	Weld	3742676	02N	63W	23	E2 SE
ANNE LAURIE CUYKENDALL CHARLTON, TRUSTEE OF THE KEVIN HOFFMAN CHARLTON TRUST	DIAMOND RESOURCES CO.	12/09/2010	Weld	3742674	02N	63W	23	E2 SE
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	03N	61W	02	LOT3, LOT4
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	04N	61W	28	SE
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	04N	61W	34	SE (NEEDS TO BE REMOVED)
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	04N	61W	25	N2,NE SE
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	04N	61W	27	E2 NE (NEEDS TO BE REMOVED)
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	04N	61W	33	NE
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	04N	61W	34	SW,NORTH 50 ACRES OF NW/4,
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	04N	61W	35	SW SW
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	04N	61W	25	NW SW
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	04N	61W	26	N2 SE,SW/4 LESS 10.00 ACRES SW/4SE/4 LESS 10.00 ACRES,
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	04N	61W	26	10.00 ACRES IN SW/4 10.00 ACRES IN SW/4SE/4,
DOUGLAS BARNETT, A MARRIED MAN	DIAMOND RESOURCES CO.	12/23/2010	Weld	3744192	04N	61W	27	W/2NE/4 EAST OF DITCH (VERIFY AGAINST LEASE)
DOROTHY D. SANDUSKY, F/K/A DOROTHY DEER, A MARRIED WOMAN DEALING IN HER SOLE & SEPARATE PROPERTY	DIAMOND RESOURCES CO.	11/18/2010	Weld	3746703	07N	60W	03	SW
JAMES PAUL MCINTYRE, JR.	DIAMOND RESOURCES CO.	11/22/2010	Weld	3746699	06N	61W	34	NW NW
JAMES PAUL MCINTYRE, JR.	DIAMOND RESOURCES CO.	11/22/2010	Weld	3746699	06N	61W	34	NE NW,NW NE
MARILYN J. KINDSFATER, A MARRIED WOMAN DEALING IN HER SOLE & SEPARATE PROPERTY	DIAMOND RESOURCES CO.	11/18/2010	Weld	3746700	07N	60W	03	SW

SHARON MILLER & CHARLES MILLER, HER HUSBAND	DIAMOND RESOURCES CO.	01/03/2011	Weld	3746697	07N	62W	05	SE NE, LOT1
RAY GROSS, JR., A WIDOWER	DIAMOND RESOURCES CO.	01/05/2011	Weld	3746696	06N	61W	34	NE NW,NW NE
ROBERT L. CONNELL, JR., A SINGLE MAN	DIAMOND RESOURCES CO.	12/29/2010	Weld	3746695	05N	61W	11	NE
ROBERT L. CONNELL, JR., A SINGLE MAN	DIAMOND RESOURCES CO.	12/29/2010	Weld	3746695	05N	61W	11	NW
BETH COLE, F/K/A BETH WRIGHT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/03/2010	Weld	3744190	02N	63W	20	NW
SUSAN W. SKAGGS-VIEREGGER, TRUSTEE OF THE SUSAN W. SKAGGS-VIEREGGER TRUST	DIAMOND RESOURCES CO.	11/23/2010	Weld	3746704	06N	61W	34	NE NW,NW NE
BLAINE WRIGHT, A SINGLE MAN	DIAMOND RESOURCES CO.	12/06/2010	Weld	3744193	02N	63W	20	NW
JEFFREY N. BARNUM & TONI J. BARNUM, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/28/2010	Weld	3746702	04N	62W	22	W2 SE
JEFFREY N. BARNUM & TONI J. BARNUM, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/28/2010	Weld	3746702	04N	62W	27	W2 NE
KAREN L. BELL, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/29/2010	Weld	3748383	05N	61W	11	NE
KAREN L. BELL, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/29/2010	Weld	3748383	05N	61W	11	NW
JOHN FREDERICK WILSON, A/K/A JOHN FRED WILSON, A MARRIED MAN	DIAMOND RESOURCES CO.	01/13/2011	Weld	3746688	04N	61W	01	S2 NE, LOT1, LOT2
ANITA KAY WATKINS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/11/2011	Weld	3746685	09N	60W	21	NE SE
WILLIAM CLYDE BASHOR, A SINGLE MAN	DIAMOND RESOURCES CO.	01/19/2011	Weld	3749305	09N	61W	22	NE
FRANCES N. CLEMONS	DIAMOND RESOURCES CO.	01/13/2011	Weld	3746687	05N	61W	25	E2 NW,W2 NW
MORI BROTHERS, INC.	DIAMOND RESOURCES CO.	01/12/2011	Weld	3749308	04N	61W	28	W2
KRISTEN L. JOHNSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/18/2011	Weld	3748377	07N	62W	02	S2 NE, LOT1, LOT2 (Sec:22 ALL. Sec 02: S2 NE
MARGIE A. TANGYE, A WIDOW	DIAMOND RESOURCES CO.	01/19/2011	Weld	3749311	07N	61W	20	N2 NE
MARGIE A. TANGYE, A WIDOW	DIAMOND RESOURCES CO.	01/19/2011	Weld	3749311	07N	61W	21	NW NW
LEROY D. PETERSON, A MARRIED MAN	DIAMOND RESOURCES CO.	01/20/2011	Weld	3749307	04N	61W	26	NW
LADONNA J. DIXON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/03/2011	Weld	3913823	04N	61W	27	SE
HERSCHEL A. POTTS, A MARRIED MAN	DIAMOND RESOURCES CO.	01/03/2011	Weld	3749325	04N	61W	27	SE
DAVID E. POTTS, A SINGLE MAN	DIAMOND RESOURCES CO.	01/03/2011	Weld	3749319	04N	61W	27	SE
JEFFREY QUINSLER, A SINGLE MAN	DIAMOND RESOURCES CO.	01/10/2011	Weld	3746689	10N	60W	05	S2 NW, LOT3, LOT4
WILLIAM THOMSON QUINSLER, TRUSTEE OF THE WILLIAM THOMAS QUINSLER & BARBARA FAUST QUINSLER REVOCABLE TRUST, DATED DECEMBER 5, 1997	DIAMOND RESOURCES CO.	01/10/2011	Weld	3748379	10N	60W	05	S2 NW, LOT3, LOT4
DAVID VEACH, A SINGLE MAN	DIAMOND RESOURCES CO.	12/29/2010	Weld	3749316	04N	61W	33	W2,SE
SUSAN M. WILSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2011	Weld	3751563	05N	61W	25	E2 NW,W2 NW
RICHARD NOFFSINGER	DIAMOND RESOURCES CO.	10/14/2010	Weld	3749326	07N	62W	18	LOT3
RICHARD NOFFSINGER	DIAMOND RESOURCES CO.	10/14/2010	Weld	3749326	07N	62W	18	LOT A OF THE S/2 S/2 MFD IN DOCUMENT #2881303 LOT,B OF THE S/2 S/2 MFD IN DOCUMENT #2881303,
RICHARD NOFFSINGER	DIAMOND RESOURCES CO.	10/14/2010	Weld	3749326	07N	62W	18	NW NE,NW SE,SW NE

TADD O. THOMAS & NANETTE L. THOMAS, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/14/2010	Morgan	866824	03N	60W	32	NE SE
ANN SQUIRE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/10/2011	Weld	3746684	10N	60W	05	S2 NW, LOT3, LOT4
DOUG C. FROEHLICH, A/K/A DOUG C. FROELICH, A SINGLE MAN	DIAMOND RESOURCES CO.	12/20/2010	Weld	3748384	08N	61W	25	NE
RONALD B. FROEHLICH, A/K/A RONALD B. FROELICH, A SINGLE MAN	DIAMOND RESOURCES CO.	12/20/2010	Weld	3749306	08N	61W	25	NE
JOSEPH E. DREXLER & HELEN W. DREXLER, HUSBAND & WIFE	DIAMOND RESOURCES CO.	01/05/2011	Weld	3746692	06N	62W	01	LOT B OF RECORDED EXEMPTION NO. 0797-01-2-RE-3451, RECORDED 12/10/02 AT RECEPTION NO. 3013246, LOCATED IN THE E2NW
NICOLA DI FRANCO, A MARRIED MAN	DIAMOND RESOURCES CO.	12/15/2010	Weld	3748378	01N	64W	12	LOT B (35.928) IN N/2 E/2 NW/4 MFD IN DOCUMENT #3348970,
ROSE MARIE CHADWICK	DIAMOND RESOURCES CO.	12/30/2010	Weld	3746701	04N	61W	32	SW
BARBARA M. BANKS	DIAMOND RESOURCES CO.	01/17/2011	Weld	3749327	04N	61W	32	SW
JENNIFER MARLIN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	02/02/2011	Weld	3751553	07N	61W	13	NW
MARK B. RUMSEY, SUCCESSOR TRUSTEE OF THE JOSEPH F. RUMSEY JR. REVOCABLE TRUST DATED MARCH 29, 1991	DIAMOND RESOURCES CO.	01/13/2011	Weld	3749317	04N	61W	28	SE
DAVID MARLIN, A SINGLE MAN	DIAMOND RESOURCES CO.	02/02/2011	Weld	3752312	07N	61W	13	NW
MARTHA JEAN HARDING	DIAMOND RESOURCES CO.	10/18/2010	Weld	3734186	07N	61W	29	NW, E2 SW, W2 SW
MARTHA JEAN HARDING	DIAMOND RESOURCES CO.	10/18/2010	Weld	3734186	07N	61W	30
PART OF THE SE1/4SE1/4SE1/4
COMMENCING AT THE SE1/4 CORNER, THENCE WEST ALONG THE SOUTH LINE OF SAID SECTION 6 RODS; THENCE NORTH PARALLEL WITH THE EAST LINE OF SAID SECTION 26-1/3 RODS; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID SECTION 6 RODS TO THE EAST LINE THEREOF; THENCE SOUTH ALONG THE EAST LINE 26-1/3 RODS TO THE POINT OF BEGINNING.,

KATHLEEN K. DICKEY, F/K/A KATHLEEN K. DORCAS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2011	Weld	3751545	07N	61W	20	N2 NE
KATHLEEN K. DICKEY, F/K/A KATHLEEN K. DORCAS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2011	Weld	3751545	07N	61W	21	NW NW
ROBERT C. TANGYE, A SINGLE MAN	DIAMOND RESOURCES CO.	01/26/2011	Weld	3751547	07N	61W	20	N2 NE
ROBERT C. TANGYE, A SINGLE MAN	DIAMOND RESOURCES CO.	01/26/2011	Weld	3751547	07N	61W	21	NW NW
JOYCE A. SMITH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/02/2011	Weld	3754459	04N	61W	10	S2 NE,S2
JOYCE A. SMITH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/02/2011	Weld	3754459	05N	61W	11	S2
DONALD J. AMMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	02/02/2011	Weld	3751558	04N	61W	10	S2 NE,S2
DONALD J. AMMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	02/02/2011	Weld	3751558	05N	61W	11	S2
CHARLOTTE J. GAUT, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/31/2011	Weld	3751565	06N	61W	26	SW NW,NW SW
NIKKI L. RALSTON, F/K/A NIKKI L. GROVES	DIAMOND RESOURCES CO.	01/31/2011	Weld	3751559	04N	61W	33	W2,SE
ADENE T. STEELE, A WIDOW	DIAMOND RESOURCES CO.	01/27/2011	Weld	3751561	09N	60W	30	SE
DONALD W. TIBBETTS, A MARRIED MAN	DIAMOND RESOURCES CO.	01/31/2011	Weld	3751564	06N	61W	26	SW NW,NW SW
DAVID R. STEELE, A MARRIED MAN	DIAMOND RESOURCES CO.	01/27/2011	Weld	3751544	09N	60W	30	SE
GARY L. STEELE	DIAMOND RESOURCES CO.	01/28/2011	Weld	3751543	09N	60W	30	SE

DANIELLE R. ULLMANN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/18/2011	Weld	3751546	07N	62W	02	S2 NE, LOT1, LOT2
TODD R. ULLMANN, A SINGLE MAN	DIAMOND RESOURCES CO.	01/18/2011	Weld	3751548	07N	62W	02	S2 NE, LOT1, LOT2
JANICE GODDARD, A WIDOW	DIAMOND RESOURCES CO.	12/16/2010	Morgan	866344	03N	60W	32	W2 NE
CHAD T. HALE, A SINGLE MAN	DIAMOND RESOURCES CO.	01/19/2011	Weld	3751542	06N	62W	14	W2 SE
MARTHA A. STETZEL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2011	Weld	3751562	05N	61W	25	E2 NW,W2 NW
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752318	07N	61W	01	S2 NE,SE, LOT1, LOT2
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752318	07N	61W	23	W2
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752318	07N	61W	10	S2
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752318	07N	61W	13	NW,SW
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752318	07N	61W	23	NE
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752318	07N	61W	24	NW
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752318	07N	61W	14	SE
DAVID M. MILLER, A/K/A DAVID MICHAEL MILLER, TRUSTEE OF THE CHRISTINA ELLIOTT MILLER TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752318	07N	61W	24	NE
CAROL ANN KATES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/27/2011	Weld	3752310	09N	60W	30	SE
PATRICK J. KELLEY, A MARRIED MAN	DIAMOND RESOURCES CO.	01/21/2011	Weld	3752316	04N	61W	33	W2,SE
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	06N	61W	05	S2 NW, LOT3, LOT4
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	06N	61W	06	S2 NE,SE NW, LOT1, LOT2, LOT3, LOT4, LOT5
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	06N	62W	01	S2 NE, LOT1, LOT2
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	07N	61W	18	E2 NW, LOT1, LOT2
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	07N	62W	13	NE
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	07N	62W	14	SW
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	07N	62W	23	NW

RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	07N	62W	12	SE NW,SE SW
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	07N	62W	12	E2
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	07N	62W	11	SE NE
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	07N	62W	13	NW
RICHARD W. VOLK, TRUSTEE OF THE RUSSELL H. VOLK TRUST	DIAMOND RESOURCES CO.	02/08/2011	Weld	3752319	07N	62W	14	SE
JOHN P. WIEDORN & CHRISTIE D. WIEDORN, A/K/A CHRISTINE WIEDORN, HUSBAND & WIFE	DIAMOND RESOURCES CO.	02/09/2011	Weld	3752314	09N	61W	35	S2 SE
JOHN P. WIEDORN & CHRISTIE D. WIEDORN, A/K/A CHRISTINE WIEDORN, HUSBAND & WIFE	DIAMOND RESOURCES CO.	02/09/2011	Weld	3752314	09N	61W	35	SE SW
JOHN C. AMMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	02/02/2011	Weld	3751550	04N	61W	10	S2 NE,S2
JOHN C. AMMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	02/02/2011	Weld	3751550	05N	61W	11	S2
MARGARET K. APPENZELLER	DIAMOND RESOURCES CO.	01/24/2011	Weld	3752311	04N	61W	33	W2,SE
JAMES E. BURKE & MELODY R. BURKE, HUSBAND & WIFE	DIAMOND RESOURCES CO.	02/07/2011	Weld	3752329	05N	61W	28	SW
NANCY EARLS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/28/2011	Weld	3751551	09N	60W	30	SE
KEVIN A. KELLEY	DIAMOND RESOURCES CO.	01/24/2011	Weld	3754463	04N	61W	33	W2,SE
TIMOTHY A. KELLEY, A MARRIED MAN	DIAMOND RESOURCES CO.	01/21/2011	Weld	3752322	04N	61W	33	W2,SE
FREDRICK RAY HOLLAND	DIAMOND RESOURCES CO.	02/09/2011	Weld	3754461	06N	61W	34	NE NW,NW NE
SAMANTHA GROVES	DIAMOND RESOURCES CO.	02/04/2011	Weld	3752323	04N	61W	33	W2,SE
BETTY JO GROSS, A WIDOW	DIAMOND RESOURCES CO.	02/09/2011	Weld	3752327	06N	61W	34	NE NW,NW NE
LINDA L. SANTORA, F/K/A LINDA L. ULLMANN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/18/2011	Weld	3749315	07N	62W	02	S2 NE, LOT1, LOT2
ROBERT M. STEELE, A SINGLE MAN	DIAMOND RESOURCES CO.	01/27/2011	Weld	3752313	09N	60W	30	SE
RICHARD E. TIBBETTS, A MARRIED MAN	DIAMOND RESOURCES CO.	01/31/2011	Weld	3752317	06N	61W	26	SW NW,NW SW
JERALD STEELE, A MARRIED MAN	DIAMOND RESOURCES CO.	01/28/2011	Weld	3752315	09N	60W	30	SE
MARION LOUCKS & JOHN GORDON LOUCKS, HER HUSBAND	DIAMOND RESOURCES CO.	02/02/2011	Weld	3752308	05N	61W	25	E2 NW,W2 NW
LINDA JO HENDERSON, F/K/A LINDA JO SANDERS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/16/2011	Weld	3754467	10N	61W	29	NW
MARTHA MAEBELLE GROSS, A WIDOW	DIAMOND RESOURCES CO.	02/09/2011	Weld	3754472	06N	61W	34	NE NW,NW NE
EDWARD LEON GROSS	DIAMOND RESOURCES CO.	02/09/2011	Weld	3754453	06N	61W	34	NE NW,NW NE
DELPHINE BERRYHILL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/17/2011	Weld	3756065	04N	61W	32	SW
KENNETH TANGYE, A MARRIED MAN	DIAMOND RESOURCES CO.	01/26/2011	Weld	3754473	07N	61W	20	N2 NE
KENNETH TANGYE, A MARRIED MAN	DIAMOND RESOURCES CO.	01/26/2011	Weld	3754473	07N	61W	21	NW NW
MARY BEATRICE TILLEY	DIAMOND RESOURCES CO.	02/09/2011	Weld	3754479	06N	61W	34	NE NW,NW NE
TONY L. SELK, A MARRIED MAN	DIAMOND RESOURCES CO.	02/16/2011	Weld	3754469	10N	61W	29	NW
BOYD M. SELK, A SINGLE MAN	DIAMOND RESOURCES CO.	02/16/2011	Weld	3754477	10N	61W	29	NW
KELLY R. SELK, A MARRIED MAN	DIAMOND RESOURCES CO.	02/16/2011	Weld	3754470	10N	61W	29	NW

ADRIAN LINDSEY LOUCKS	DIAMOND RESOURCES CO.	01/21/2011	Weld	3754464	05N	61W	25	E2 NW,W2 NW
CARL DAVID SANDERS, A MARRIED MAN	DIAMOND RESOURCES CO.	02/16/2011	Weld	3754458	10N	61W	29	NW
TIMOTHY JOE SANDERS, A MARRIED MAN	DIAMOND RESOURCES CO.	02/16/2011	Weld	3754466	10N	61W	29	NW
JOANN GROSS RYAN	DIAMOND RESOURCES CO.	02/04/2011	Weld	3754462	06N	61W	34	NE NW,NW NE
RITA JEAN JOHNSON	DIAMOND RESOURCES CO.	02/09/2011	Weld	3754452	06N	61W	34	NE NW,NW NE
PAMELA M. JORDAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/09/2011	Weld	3756066	06N	61W	26	SW NW,NW SW
KYLE KELLEY, A/K/A KYLE E. KELLEY	DIAMOND RESOURCES CO.	01/24/2011	Weld	3754475	04N	61W	33	W2,SE
AMANDA CAROLINE FERROGGIARO, F/K/A AMANDA DAVIS FERROGGIARO, A SINGLE WOMAN	DIAMOND RESOURCES CO.	02/08/2011	Weld	3772294	07N	61W	01	S2 NE,SE, LOT1, LOT2
SUSAN LORENE SANDERS LAUER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/16/2011	Weld	3754468	10N	61W	29	NW
DOLORES NOREENE MOORE	DIAMOND RESOURCES CO.	02/09/2011	Weld	3754460	06N	61W	34	NE NW,NW NE
JANET ROBERTS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/28/2011	Weld	3754474	09N	60W	30	SE
VERONICA DOUGLASS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	12/29/2010	Weld	3758343	04N	61W	33	W2,SE
MARY E. BIGGS, A WIDOW	DIAMOND RESOURCES CO.	02/15/2011	Weld	3758350	07N	62W	12	E2
TARA NORVIEL, F/K/A TARA SELK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/16/2011	Weld	3758341	10N	61W	29	NW
LEWIS M. NELSON, A MARRIED MAN	DIAMOND RESOURCES CO.	03/18/2011	Weld	3761024	05N	61W	23	NE
ANDREW GALLOWAY DAVIS, A MARRIED MAN	DIAMOND RESOURCES CO.	02/08/2011	Weld	3758436	07N	61W	01	S2 NE, LOT1, LOT2
LAZELLE ATKINSON-BONTRAGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/03/2011	Weld	3758345	07N	62W	08	NE NE NE,NE/4 LESS NE/4 NE/4 NE/4,
LAZELLE ATKINSON-BONTRAGER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/03/2011	Weld	3758345	07N	62W	08	SE
DENNIS M. SANDERS, A MARRIED MAN	DIAMOND RESOURCES CO.	02/16/2011	Weld	3758347	10N	61W	29	NW
BARBARA BOURGEOIS MCGEE	DIAMOND RESOURCES CO.	05/05/2011	Weld	3772295	07N	61W	29	W2
PAULA BOURGEOIS	DIAMOND RESOURCES CO.	05/05/2011	Weld	3772296	07N	61W	29	W2
JANET BRASHARS, FKA JANET N. TUCKER, A SINGLE WOMAN	DIAMOND RESOURCES CO.	12/08/2010	Weld	3742686	07N	61W	21	E2
JAY W. GIBSON, A MARRIED MAN	DIAMOND RESOURCES CO.	09/15/2010	Weld	3724437	08N	61W	03	SE
STEPHEN J. BENSON AND JEAN M. BENSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	09/08/2010	Weld	3724446	02N	63W	27	W2 SW
LOIS JEAN GRAFF, ATTORNEY IN FACT FOR VIVIAN M. CHRISTENSEN	DIAMOND RESOURCES CO.	03/22/2011	Weld	3764173	04N	61W	25	NW SW
GARY L. FICHTER, INDIVIDUALLY AND AS TRUSTEE OF THE GERALD FICHTER REVOCABLE TRUST AGREEMENT, DATED FEBRUARY 15, 1992	DIAMOND RESOURCES CO.	03/24/2011	Weld	3761021	09N	61W	10	NW
DEBORAH KAY GRIFFIE	DIAMOND RESOURCES CO.	02/09/2011	Weld	3759174	06N	61W	34	NE NW,NW NE
NEIL T. GROVES	DIAMOND RESOURCES CO.	03/14/2011	Weld	3759175	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES SW/4 SE/4 LESS 10 ACRES,

LORENE I. JAMES, A/K/A IONE LORENE ATKINSON JAMES, A WIDOW	DIAMOND RESOURCES CO.	03/07/2011	Weld	3758349	07N	62W	08	NE
LORENE I. JAMES, A/K/A IONE LORENE ATKINSON JAMES, A WIDOW	DIAMOND RESOURCES CO.	03/07/2011	Weld	3758349	07N	62W	08	SE
WADE A. JONES, A MARRIED MAN	DIAMOND RESOURCES CO.	03/30/2011	Weld	3764176	04N	61W	34	SE
WILLIAM W. MATTER, INDIVIDUALLY AND AS SUCCESSOR TRUSTEE OF THE MATTER FAMILY TRUST	DIAMOND RESOURCES CO.	03/09/2011	Weld	3758342	08N	62W	13	N2
SUZANN NOLL, F/K/A SUZANN CAMFIELD & PHILLIP L. NOLL, HER HUSBAND	DIAMOND RESOURCES CO.	03/08/2011	Weld	3764166	07N	62W	08	NE NE NE,SE,NE/4 LESS NE/4 NE/4 NE/4,
PAULA FAUST NEWCOMB, F/K/A PAULA J. FAUST, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/16/2011	Weld	3759176	08N	62W	13	N2
PAUL LEON COLE, A MARRIED MAN	DIAMOND RESOURCES CO.	03/18/2011	Weld	3761019	09N	61W	10	NW
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3764180	03N	61W	02	LOT3, LOT4
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3764180	04N	61W	28	SE
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3764180	04N	61W	34	SE
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3764180	04N	61W	25	N2,NE SE
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3764180	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3764180	04N	61W	33	NE
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3764180	04N	61W	34	SW,NORTH 50 ACARES OF THE NW/4,
ERLENE M. HOGAN, A/K/A ERLEN M. HOGAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3764180	04N	61W	35	SW SW
JANET GROVES JOHANNSEN	DIAMOND RESOURCES CO.	03/14/2011	Weld	3761016	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR,
MARGARET H. KREI, A/K/A PEGGY H. KREI, F/K/A MARGARET RIDDELL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/18/2011	Weld	3761017	08N	62W	13	N2
CHARLES RIDDELL, A MARRIED MAN	DIAMOND RESOURCES CO.	03/18/2011	Weld	3761015	08N	62W	13	N2
BERTA TANGYE, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/26/2011	Weld	3775091	07N	61W	20	N2 NE
BERTA TANGYE, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/26/2011	Weld	3775091	07N	61W	21	NW NW
BRIAN CHARLES GROSS	DIAMOND RESOURCES CO.	02/09/2011	Weld	3761014	06N	61W	34	NE NW,NW NE
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765588	03N	61W	02	LOT3, LOT4
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765588	04N	61W	28	SE
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765588	04N	61W	34	SE

JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765588	04N	61W	25	N2,NE SE
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765588	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765588	04N	61W	33	NE
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765588	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
JEAN W. BANGERT, A/K/A W. JEAN BANGERT, A/K/A JEAN W. BANGART	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765588	04N	61W	35	SW SW
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765583	03N	61W	02	LOT3, LOT4
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765583	04N	61W	28	SE
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765583	04N	61W	34	SE
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765583	04N	61W	25	N2,NE SE
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765583	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765583	04N	61W	33	NE
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765583	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
LENORE PENFOLD, A WIDOW	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765583	04N	61W	35	SW SW
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765594	03N	61W	02	LOT3, LOT4
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765594	04N	61W	28	SE
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765594	04N	61W	34	SE
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765594	04N	61W	25	N2,NE SE
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765594	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765594	04N	61W	33	NE
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765594	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
MELVIN E. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765594	04N	61W	35	SW SW
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765587	03N	61W	02	LOT3, LOT4
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765587	04N	61W	28	SE
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765587	04N	61W	34	SE
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765587	04N	61W	25	N2,NE SE
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765587	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765587	04N	61W	33	NE
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765587	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
LARRY PENFOLD, A/K/A LARRY E. PENFOLD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765587	04N	61W	35	SW SW
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765592	03N	61W	02	LOT3, LOT4
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765592	04N	61W	28	SE
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765592	04N	61W	34	SE
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765592	04N	61W	25	N2,NE SE
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765592	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765592	04N	61W	33	NE
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765592	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
TY PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765592	04N	61W	35	SW SW
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765591	03N	61W	02	LOT3, LOT4
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765591	04N	61W	28	SE

JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765591	04N	61W	34	SE
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765591	04N	61W	25	N2,NE SE
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765591	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765591	04N	61W	33	NE
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765591	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
JANET E. SOLYMOSI, A/K/A JANET SOLYMOSI	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765591	04N	61W	35	SW SW
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765593	03N	61W	02	LOT3, LOT4
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765593	04N	61W	28	SE
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765593	04N	61W	34	SE
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765593	04N	61W	25	N2,NE SE
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765593	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765593	04N	61W	33	NE
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765593	04N	61W	34	SW,NORTH 50 ACRES OF THE NW/4,
TROY PENFOLD, A/K/A TROY A. PENFOLD	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765593	04N	61W	35	SW SW
JAN GIPSON, A WIDOW	DIAMOND RESOURCES CO.	03/18/2011	Weld	3764172	05N	61W	23	NE
LEE CUBBISON, A WIDOW	DIAMOND RESOURCES CO.	03/18/2011	Weld	3764177	05N	61W	23	NE
TODD R. ULLMANN, A SINGLE MAN	DIAMOND RESOURCES CO.	03/25/2011	Weld	3764168	07N	62W	02	S2 NW, LOT3, LOT4
DR. KIM M. RIDDELL, A/K/A KIM M. MADEN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/18/2011	Weld	3761027	08N	62W	13	N2
DONNA L. COURNOYER, A/K/A DONNA LEE COURNOYER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/18/2011	Weld	3761023	09N	61W	10	NW
GARY L. FICHTER, TRUSTEE OF THE GERALD W. FICHTER REVOCABLE TRUST AGREEMENT, DATED FEBRUARY 15, 1992	DIAMOND RESOURCES CO.	08/16/2011	Weld	3761022	09N	61W	05	SE
WILBUR GOLBA GROVES, A WIDOWER	DIAMOND RESOURCES CO.	03/22/2011	Weld	3764167	04N	61W	25	NW SW
NEIL T. GROVES	DIAMOND RESOURCES CO.	03/24/2011	Weld	3764169	04N	61W	25	NW SW
HAROLD FRANCIS GROVES & BEVERLY RUTH GROVES, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/22/2011	Weld	3761025	04N	61W	25	NW SW
VIRGINIA R. POTTER	DIAMOND RESOURCES CO.	03/16/2011	Weld	3761026	09N	61W	10	NW
JANET GROVES JOHANNSEN	DIAMOND RESOURCES CO.	03/24/2011	Weld	3764178	04N	61W	25	NW SW
SUZANNE WORK HOKANSON	DIAMOND RESOURCES CO.	03/25/2011	Weld	3764183	07N	61W	12	S2 NW,N2 SW
LINDA SUE GROSS, A WIDOW	DIAMOND RESOURCES CO.	02/09/2011	Weld	3764171	06N	61W	34	NE NW,NW NE
NEIL E. THOMPSON & MARY P. THOMPSON, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/25/2011	Weld	3768328	07N	61W	12	S2 NW,N2 SW
STATE OF COLORADO 1174.10	DIAMOND RESOURCES CO.	05/20/2010	Weld	3713278	03N	62W	36	ALL
STATE OF COLORADO 1181.10	DIAMOND RESOURCES CO.	05/20/2010	Weld	3713279	08N	62W	04	SE NE,SW NW,NW SW,SE, LOT3, LOT4
DANIELLE R. ULLMANN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/25/2011	Weld	3764174	07N	62W	02	S2 NW, LOT3, LOT4

LINDA L. SANTORA, A S INGLE WOMAN	DIAMOND RESOURCES CO.	03/25/2011	Weld	3764170	07N	62W	02	S2 NW, LOT3, LOT4
JUDY BINNEY	DIAMOND RESOURCES CO.	03/14/2011	Weld	3765590	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR,
EDWIN S. DAVIS, A MARRIED MAN	DIAMOND RESOURCES CO.	04/01/2011	Weld	3765582	08N	62W	24	SW
AMANDA CHRISTINE GROSS	DIAMOND RESOURCES CO.	02/09/2011	Weld	3765581	06N	61W	34	NE NW,NW NE
KEVIN CHRISTOPHER GROSS	DIAMOND RESOURCES CO.	02/09/2011	Weld	3765584	06N	61W	34	NE NW,NW NE
JAMES L. GROVES, A MARRIED MAN	DIAMOND RESOURCES CO.	03/22/2011	Weld	3765589	04N	61W	25	NW SW
BERNETHA J. GROVES	DIAMOND RESOURCES CO.	03/22/2011	Weld	3765586	04N	61W	25	NW SW
ERNEST L. GROVES, A WIDOWER	DIAMOND RESOURCES CO.	04/12/2011	Weld	3765579	04N	61W	25	NW SW
TWENTYTEN, LLC	DIAMOND RESOURCES CO.	04/04/2011	Weld	3764165	06N	61W	19	NE SW,SE SW, LOT3, LOT4
TWENTYTEN, LLC	DIAMOND RESOURCES CO.	04/04/2011	Weld	3764165	06N	61W	30	W2 NE,E2 NW
TWENTYTEN, LLC	DIAMOND RESOURCES CO.	04/04/2011	Weld	3764165	06N	61W	30	LOT1, LOT2
TWENTYTEN, LLC	DIAMOND RESOURCES CO.	04/04/2011	Weld	3764165	06N	62W	25	E2 NE,NW NE
BRYCE ARTHUR WILLIAMS	DIAMOND RESOURCES CO.	03/14/2011	Weld	3764185	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR,
BRYCE ARTHUR WILLIAMS	DIAMOND RESOURCES CO.	03/24/2011	Weld	3764186	04N	61W	25	NW SW
LINDA G. WILLIAMS, A/K/A LINDA GROVES WILLIAMS	DIAMOND RESOURCES CO.	03/14/2011	Weld	3764184	04N	61W	26	N2 SE,SW/4 LESS 10 ACRES FOR RESERVOIR SW/4 SE/4 LESS 10 ACRES FOR RESERVOIR,
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	Weld	3765578	06N	61W	29	SW SW
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	Weld	3765578	06N	62W	32	N2
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	Weld	3765578	06N	61W	30	LOT1, LOT2
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	Weld	3765578	06N	62W	25	E2
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	Weld	3765578	06N	61W	31	NE
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	Weld	3765578	06N	61W	31	NE NW
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	Weld	3765578	06N	61W	31	LOT2, LOT3, LOT4
L & S CAPITAL LTD, A COLORADO LIMITED PARTNERSHIP	DIAMOND RESOURCES CO.	03/30/2011	Weld	3765578	06N	62W	25	E2
JENNY SCHWARCK, A/K/A JENNY ELIZABETH SCHWARCK	DIAMOND RESOURCES CO.	04/04/2011	Weld	3772298	06N	61W	19	NE SW,SE SW, LOT3, LOT4

JENNY SCHWARCK, A/K/A JENNY ELIZABETH SCHWARCK	DIAMOND RESOURCES CO.	04/04/2011	Weld	3772298	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
JENNY SCHWARCK, A/K/A JENNY ELIZABETH SCHWARCK	DIAMOND RESOURCES CO.	04/04/2011	Weld	3772298	06N	62W	25	E2 NE,NW NE
DEVONA CARLINE WEAR	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768333	06N	61W	19	NE SW,SE SW, LOT3, LOT4
DEVONA CARLINE WEAR	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768333	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
DEVONA CARLINE WEAR	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768333	06N	62W	25	E2 NE,NW NE
LINDA G. WILLIAMS	DIAMOND RESOURCES CO.	03/24/2011	Weld	3765600	04N	61W	25	NW SW
CARRIE SMITH, A/K/A CARRIE ANN SMITH	DIAMOND RESOURCES CO.	04/04/2011	Weld	3765580	06N	61W	19	NE SW,SE SW, LOT3, LOT4
CARRIE SMITH, A/K/A CARRIE ANN SMITH	DIAMOND RESOURCES CO.	04/04/2011	Weld	3765580	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
CARRIE SMITH, A/K/A CARRIE ANN SMITH	DIAMOND RESOURCES CO.	04/04/2011	Weld	3765580	06N	62W	25	E2 NE,NW NE
BECKY JUSTESEN, A/K/A REBECCA JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768330	06N	61W	19	NE SW,SE SW, LOT3, LOT4
BECKY JUSTESEN, A/K/A REBECCA JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768330	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
BECKY JUSTESEN, A/K/A REBECCA JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768330	06N	62W	25	E2 NE,NW NE
MICHAEL JUSTESEN, A/K/A MICHAEL KIRK JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3772297	06N	61W	19	NE SW,SE SW, LOT3, LOT4
MICHAEL JUSTESEN, A/K/A MICHAEL KIRK JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3772297	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
MICHAEL JUSTESEN, A/K/A MICHAEL KIRK JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3772297	06N	62W	25	E2 NE,NW NE
PETER JUSTESEN, A/K/A PETER NEIL JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768332	06N	61W	19	NE SW,SE SW, LOT3, LOT4
PETER JUSTESEN, A/K/A PETER NEIL JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768332	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
PETER JUSTESEN, A/K/A PETER NEIL JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768332	06N	62W	25	E2 NE,NW NE
JAMIE JUSTESEN, A/K/A JAMIE RYAN JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768331	06N	61W	19	NE SW,SE SW, LOT3, LOT4
JAMIE JUSTESEN, A/K/A JAMIE RYAN JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768331	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
JAMIE JUSTESEN, A/K/A JAMIE RYAN JUSTESEN	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768331	06N	62W	25	E2 NE,NW NE
LINDA G. WILLIAMS, ATTORNEY-IN-FACT FOR DOLPH HENRY GROVES, A/K/A DOLPH H. GROVES	DIAMOND RESOURCES CO.	03/22/2011	Weld	3765598	04N	61W	25	NW SW

LINDA G. WILLIAMS, ATTORNEY-IN-FACT FOR DONALD LUTHER GROVES	DIAMOND RESOURCES CO.	03/22/2011	Weld	3765599	04N	61W	25	NW SW
DEBBIE EDSTROM, A/K/A DEBORAH ANN EDSTROM	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768329	06N	61W	19	NE SW,SE SW, LOT3, LOT4
DEBBIE EDSTROM, A/K/A DEBORAH ANN EDSTROM	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768329	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
DEBBIE EDSTROM, A/K/A DEBORAH ANN EDSTROM	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768329	06N	62W	25	E2 NE,NW NE
FRANCIS DUBS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/22/2011	Weld	3765601	04N	61W	25	NW SW
MELISSA BRANAM, A/K/A MELISSA LEIGH BRANAM	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768334	06N	61W	19	NE SW,SE SW, LOT3, LOT4
MELISSA BRANAM, A/K/A MELISSA LEIGH BRANAM	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768334	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
MELISSA BRANAM, A/K/A MELISSA LEIGH BRANAM	DIAMOND RESOURCES CO.	04/04/2011	Weld	3768334	06N	62W	25	E2 NE,NW NE
WILLARD GROVES	DIAMOND RESOURCES CO.	03/22/2011	Weld	3765603	04N	61W	25	NW SW
CAROL BATT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/22/2011	Weld	3768335	04N	61W	25	NW SW
TIMOTHY R. SELTZER & JENNIFER J. SELTZER, HUSBAND & WIFE	DIAMOND RESOURCES CO.	02/21/2011	Weld	3772301	06N	62W	14	LOT B BEING A PT OF E/2 NE/4 MFD IN DOC 2536150,
TIMOTHY R. SELTZER & JENNIFER J. SELTZER, HUSBAND & WIFE	DIAMOND RESOURCES CO.	02/21/2011	Weld	3772301	06N	62W	14	LOT B BEING A PT OF E/2 SE/4 MFD IN DOC 2673363,
LISA WILLITS DOWN & NORMAN DOWN, HER HUSBAND	DIAMOND RESOURCES CO.	08/23/2010	Weld	3770183	09N	61W	04	S2 NE, LOT1, LOT2
HOMER ALLEN, A/K/A JERRY ALLEN, A MARRIED MAN	DIAMOND RESOURCES CO.	05/05/2011	Weld	3770188	07N	61W	12	S2 NW,N2 SW
ROB ALLEN, A MARRIED MAN	DIAMOND RESOURCES CO.	05/05/2011	Weld	3770189	07N	61W	12	S2 NW,N2 SW
EMILY JANE ALLEN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	05/05/2011	Weld	3770187	07N	61W	12	S2 NW,N2 SW
RICHARD LAYTHAM CAMFIELD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/25/2011	Weld	3768336	07N	62W	08	NE
RICHARD LAYTHAM CAMFIELD, A SINGLE MAN	DIAMOND RESOURCES CO.	04/25/2011	Weld	3768336	07N	62W	08	SE
JACQUELINE HELFENSTEIN & RICHARD HELFENSTEIN, TRUSTEES OF THE HELFENSTEIN FAMILY TRUST	DIAMOND RESOURCES CO.	03/29/2011	Weld	3770185	07N	60W	18	E2 NE
JANE M. O'HERN, A WIDOW	DIAMOND RESOURCES CO.	04/15/2011	Weld	3770182	09N	61W	03	SW
JANE M. O'HERN, A WIDOW	DIAMOND RESOURCES CO.	04/15/2011	Weld	3770182	09N	61W	10	NE
JANE M. O'HERN, A WIDOW	DIAMOND RESOURCES CO.	04/14/2011	Weld	3770181	09N	61W	09	E2 NE,SW NE,NW/4 NE/4, LESS THE "J" SAND FORMATION,
JANE M. O'HERN, A WIDOW	DIAMOND RESOURCES CO.	04/14/2011	Weld	3770181	09N	61W	10	NW
JUDITH ACIERNO, A/K/A JUDITH A. ACIERNO, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	Weld	3692139	07N	60W	08	E2
JUDITH ACIERNO, A/K/A JUDITH A. ACIERNO, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	Weld	3692139	07N	60W	10	W2

JUDITH ACIERNO, A/K/A JUDITH A. ACIERNO, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	Weld	3692139	07N	60W	09	NE,E2 NW
ALICE M. JONES AND GEORGE M. JONES	JAMES C. KARO ASSOCIATES	09/06/2007	Weld	3520936	08N	62W	13	S2
ALICE M. JONES AND GEORGE M. JONES	JAMES C. KARO ASSOCIATES	09/06/2007	Weld	3520936	08N	62W	24	N2
LARRY EDSON, A MARRIED MAN	CONTINENTAL RESOURCES, INC.	01/17/2011	Weld	3754465	04N	61W	32	SW
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3691377	07N	61W	06	NE
STEPHANIE C. GROVES	CONTINENTAL RESOURCES, INC.	02/04/2011	Weld	3756063	04N	61W	33	W2, SE
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690134	07N	62W	01	N2
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690134	07N	61W	06	E2 NW
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690134	07N	62W	02	N2
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690134	07N	61W	06	W2 NW
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690134	08N	62W	26	S2
MARCIA M. BALDON, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690134	07N	61W	05	SW
SUSAN MACKAY SMITH	CONTINENTAL RESOURCES, INC.	01/24/2011	Weld	3749322	05N	62W	11	SE NW, SW SE
DARCY C. MCEVOY, A MARRIED WOMAN	CONTINENTAL RESOURCES, INC.	03/01/2011	Weld	3756064	06N	61W	26	SW NW, NW SW
JACKIE PARKINSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/07/2011	Weld	3756060	06N	62W	02	LOT B RECORDED EXEMPTION NO. 0797-02-3 RE-3343, ACCORDING TO THE MAP RECORDED 9/8/02 AT RECEPTION NO. 2988794, BEING A PORTION OF THE W2 NW AND THE N2 SW
FRANK U. BAXTER AND GAYLE C. BAXTER, H & W	HOP ENERGIES, LLC	08/10/2010	Weld	3711099	07N	62W	10	NE/4, EXCEPTING A 5 ACRE TRACT IN THE NW/C DESCRIBED IN RECORDED EXEMPTION NO. 07 15-10-1-RE 2365,
FRANK U. BAXTER AND GAYLE C. BAXTER, H & W	HOP ENERGIES, LLC	08/10/2010	Weld	3711099	07N	62W	11	NW,SW
EDWARD BAXTER AND ANNA BAXTER, H & W	HOP ENERGIES, LLC	08/04/2010	Weld	3712491	07N	62W	10	NE/4, EXCEPTING A 5 ACRE TRACT IN THE NW/C DESCRIBED IN RECORDED EXEMPTION NO. 07 15-10-1-RE 2365,
EDWARD BAXTER AND ANNA BAXTER, H & W	HOP ENERGIES, LLC	08/04/2010	Weld	3712491	07N	62W	11	NW,SW
MABLE L. BAXTER, A SINGLE WOMAN	HOP ENERGIES, LLC	01/15/2010	Weld	3672667	07N	62W	10	NE/4, EXCEPTING A 5 ACRE TRACT IN THE NW/C DESCRIBED IN RECORDED EXEMPTION NO. 07 15-10-1-RE 2365,
MABLE L. BAXTER, A SINGLE WOMAN	HOP ENERGIES, LLC	01/15/2010	Weld	3672667	07N	62W	11	NW,SW
MABLE L. BAXTER, A SINGLE WOMAN	HOP ENERGIES, LLC	01/15/2010	Weld	3672667	07N	62W	11	SE
SAMMIE LOU BELDEN AND RICHARD EDWARD BELDIN, W & H	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/09/2010	Weld	3707787	07N	61W	12	N2 NW,W2 NE
SAMMIE LOU BELDEN AND RICHARD EDWARD BELDIN, W & H	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/09/2010	Weld	3707787	07N	61W	24	NE
SAMMIE LOU BELDEN AND RICHARD EDWIN BELDEN, W & H	DIAMOND OPERATING, INC.	07/07/2010	Weld	3707785	09N	61W	04	S2 NE, LOT1, LOT2

LINDA M. BENENATI GREEN AS TRUSTEE OF THE LINDA M. BENENATI FAMILY TRUST DATED MAY 16,2003	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/24/2010	Weld	3711480	07N	60W	01	S2 NW,S2 NE,S2, LOT3, LOT4
BERNARD LUEKING TESTAMENTARY TRUST	HOP ENERGIES, LLC	02/01/2010	Weld	3677936	08N	61W	35	NE,SE NW,SE,E2 SW,SW SW
LAVONNE CHAPMAN, A-I-F FOR BESSIE V. WASHBURN	JAMES C. KARO ASSOCIATES	09/24/2007	Weld	3520939	08N	62W	24	SW
BETHKUJO, LLC	JAMES C. KARO ASSOCIATES	09/05/2007	Weld	3520938	08N	62W	23	NE
STEPHEN C. ELLIOTT, A MARRIED MAN	CONTINENTAL RESOURCES, INC.	01/25/2011	Weld	3754457	07N	61W	13	NW
ERIKA E. MILLER, A MARRIED WOMAN	CONTINENTAL RESOURCES, INC.	03/15/2011	Weld	3761020	07N	61W	18	E2 NW, LOT1, LOT2
PRISCILLA J. LOEW, A SINGLE WOMAN	CONTINENTAL RESOURCES, INC.	03/15/2011	Weld	3761018	07N	61W	18	E2 NW, LOT1, LOT2
JUDITH E. ATKINSON, A WIDOW	CONTINENTAL RESOURCES, INC.	03/02/2011	Weld	3756062	07N	62W	08	NE
JUDITH E. ATKINSON, A WIDOW	CONTINENTAL RESOURCES, INC.	03/02/2011	Weld	3756062	07N	62W	08	SE
JUDITH SEDBROOK, F/K/A JUDITH TANGYE, A MARRIED WOMAN	CONTINENTAL RESOURCES, INC.	01/26/2011	Weld	3756061	07N	61W	20	N2 NE
JUDITH SEDBROOK, F/K/A JUDITH TANGYE, A MARRIED WOMAN	CONTINENTAL RESOURCES, INC.	01/26/2011	Weld	3756061	07N	61W	21	NW NW
ERNIE TANGYE	CONTINENTAL RESOURCES, INC.	01/19/2011	Weld	3754471	07N	61W	20	N2 NE
ERNIE TANGYE	CONTINENTAL RESOURCES, INC.	01/19/2011	Weld	3754471	07N	61W	21	NW NW
TED GLEN STEIGER, A SINGLE MAN	CONTINENTAL RESOURCES, INC.	02/07/2011	Weld	3756067	08N	60W	07	E2 NE
TED GLEN STEIGER, A SINGLE MAN	CONTINENTAL RESOURCES, INC.	02/07/2011	Weld	3756067	08N	60W	08	W2 NW
THERESE KAY MCKINNON, F/K/A THERESE KAY SANDERS, A MARRIED WOMAN	CONTINENTAL RESOURCES, INC.	02/16/2011	Weld	3754456	10N	61W	29	NW
JEFFREY CALVIN WORK	DIAMOND RESOURCES CO.	04/12/2011	Weld	3773115	07N	61W	12	S2 NW,N2 SW
MICHAEL MILO STUCKY, A MARRIED MAN	DIAMOND RESOURCES CO.	04/14/2011	Weld	3772299	09N	61W	09	E2 NE,SW NE,NW/4 NE/4, LESS THE "J" SAND FORMATION,
MICHAEL MILO STUCKY, A MARRIED MAN	DIAMOND RESOURCES CO.	04/14/2011	Weld	3772299	09N	61W	10	NW
MICHAEL MILO STUCKY, A MARRIED MAN	DIAMOND RESOURCES CO.	04/15/2011	Weld	3772300	09N	61W	03	SW
MICHAEL MILO STUCKY, A MARRIED MAN	DIAMOND RESOURCES CO.	04/15/2011	Weld	3772300	09N	61W	10	NE
LYNN E. THOMPSON, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/25/2011	Weld	3770184	07N	61W	12	S2 NW,N2 SW
GARRETT G. BICKFORD, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	07/15/2010	Weld	3710493	09N	61W	04	S2 NE, LOT1, LOT2
KEITH BICKFORD AND FRANCES F. BICKFORD, H & W	DIAMOND OPERATING, INC.	07/15/2010	Weld	3710494	09N	61W	04	S2 NE, LOT1, LOT2
DEBORAH A. SQUIRE, A/K/A DEBORAH A. BIRD	FLATIRON ENERGY COMPANY, INC.	07/02/2010	Weld	3715865	07N	60W	22	E2
MARY R. BLOOM AND CHARLES S. BLOOM, W & H	DIAMOND OPERATING, INC.	07/24/2010	Weld	3708955	09N	61W	04	S2 NE, LOT1, LOT2
IRENE HOFF BRUNMEIER A/K/A IRENE BRUNMEIER, A WIDOW	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/01/2010	Weld	3705511	07N	61W	12	S2 SW

AMOS BUNIM, DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/13/2010	Weld	3692147	07N	61W	24	NE
SHARON LYNN CAMPBELL, DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	05/06/2010	Weld	3703415	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING, WEST TO POINT OF BEGINNING.,

NORMA R. CARTER, F/K/A NORMAN R. ULMANN & NORMA R. CASS, A SINGLE WOMAN	HOP ENERGIES, LLC	01/30/2010	Weld	3675287	07N	62W	09	SE
NORMA R. CARTER, F/K/A NORMAN R. ULMANN & NORMA R. CASS, A SINGLE WOMAN	HOP ENERGIES, LLC	01/30/2010	Weld	3675287	07N	62W	02	N2
NORMA R. CARTER, F/K/A NORMAN R. ULMANN & NORMA R. CASS, A SINGLE WOMAN	HOP ENERGIES, LLC	01/30/2010	Weld	3675287	07N	62W	03	NW
NORMA R. CARTER, F/K/A NORMAN R. ULMANN & NORMA R. CASS, A SINGLE WOMAN	HOP ENERGIES, LLC	01/30/2010	Weld	3675287	08N	62W	28	NE
JANICE A. COMMUNAL, A SINGLE WOMAN	HOP ENERGIES, LLC	04/23/2010	Weld	3690136	09N	61W	17	NW
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	Weld	3687458	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	Weld	3687458	09N	61W	17	W2
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	Weld	3687458	09N	61W	18	E2
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	Weld	3687458	09N	62W	24	NE SE
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	Weld	3687458	09N	62W	25	NE
BARBARA J. COWSER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/09/2010	Weld	3687458	09N	61W	17	NW
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690131	07N	62W	01	N2
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690131	07N	61W	06	E2 NW
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690131	07N	61W	06	W2 NW
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690131	07N	62W	02	N2

DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690131	08N	62W	26	S2
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690131	07N	61W	05	SW
MARK S. BERENSON	DIAMOND RESOURCES CO.	04/26/2011	Weld	3770190	09N	61W	09	E2 NE,SW NE,NW/4 NE/4 LESS THE "J" SAND FORMATION,
MARK S. BERENSON	DIAMOND RESOURCES CO.	04/26/2011	Weld	3770190	09N	61W	10	NW
DEBRA ANN CURRY AND KRISTOPHER CURRY, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3691383	07N	61W	06	NE
MARK BERENSON	DIAMOND RESOURCES CO.	04/26/2011	Weld	3770191	09N	61W	03	SW
MARK BERENSON	DIAMOND RESOURCES CO.	04/26/2011	Weld	3770191	09N	61W	10	NE
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	Weld	3691385	07N	61W	06	NE
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	Weld	3691384	07N	62W	01	N2
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	Weld	3691384	07N	61W	06	E2 NW
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	Weld	3691384	07N	61W	06	W2 NW
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	Weld	3691384	07N	62W	02	N2
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	Weld	3691384	08N	62W	26	S2
DEBRA ANN CURRY, A-I-F FOR PAUL V. SONGER, III	HOP ENERGIES, LLC	04/15/2010	Weld	3691384	07N	61W	05	SW
WILMA A. DAVIS, A WIDOW	DIAMOND OPERATING, INC.	07/15/2010	Weld	3709963	09N	61W	04	S2 NE, LOT1, LOT2
DONALD SHELLER AND VICKI SHELLER, H & W	JAMES C. KARO ASSOCIATES	10/11/2007	Weld	3520940	08N	62W	23	N2 SE
BONNIE DORN, A SINGLE PERSON	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/22/2010	Weld	3683740	07N	60W	02	ALL {A/D/A LOTS 1, 2, 3, 4, S2 N2, S2}
SHIRLEY E. DRESSOR, A SINGLE WOMAN	HOP ENERGIES, LLC	02/01/2010	Weld	3676234	08N	62W	22	SW, NE, NW
SHIRLEY E. DRESSOR, A SINGLE WOMAN	HOP ENERGIES, LLC	02/01/2010	Weld	3676234	08N	62W	22	SE
KIP GORDER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/18/2011	Weld	3765597	08N	62W	13	N2
SHIRLEY E. DRESSOR, A SINGLE WOMAN	HOP ENERGIES, LLC	03/11/2010	Weld	3684807	08N	62W	28	N/2 NW/4, EXCEPTING 8 ACRES BELONGING TO THE UNION PACIFIC RAILROAD.,
DUANGCHAI WASHBURN, A WIDOW	JAMES C. KARO ASSOCIATES	09/21/2007	Weld	3520934	08N	62W	14	S2
LEASER A. EWEGEN AND JUDITH W. EWEGEN, AS JOINT TENANTS	HOP ENERGIES, LLC	04/23/2010	Weld	3695220	07N	62W	24	SE
LEASER A. EWEGEN AND JUDITH W. EWEGEN, AS JOINT TENANTS	HOP ENERGIES, LLC	04/23/2010	Weld	3695220	07N	62W	25	NE
LEASER A. EWEGEN AND JUDITH W. EWEGEN, AS JOINT TENANTS	HOP ENERGIES, LLC	04/23/2010	Weld	3695220	07N	62W	25	S2
EDWIN C. AND HAZEL M. JESS, H & W	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	05/14/2010	Weld	3694614	07N	60W	11	E2

ESTATE OF LORI A. WEST, DECEASED, TERRENCE O. BOLTON, HEIR	JAMES C. KARO ASSOCIATES	03/30/2010	Weld	3687650	07N	60W	06	W2
VIRGINIA FONTAINE, A/K/A VIRGINIA D. FONTAINE	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/22/2010	Weld	3683741	07N	60W	02	ALL {A/D/A LOTS 1, 2, 3, 4, S2 N2, S2}
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690132	07N	62W	01	N2
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690132	07N	61W	06	E2 NW
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690132	07N	61W	06	W2 NW
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690132	07N	62W	02	N2
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690132	08N	62W	26	S2
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3690132	07N	61W	05	SW
JANET S. FREDERICK AND JOHN E. FREDERICK, W & H	HOP ENERGIES, LLC	04/15/2010	Weld	3695221	07N	61W	06	NE
BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN AND VAN FREEMAN HW	HOP ENERGIES, LLC	02/12/2010	Weld	3679342	08N	62W	14	NE, NW
BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN AND VAN FREEMAN HW	HOP ENERGIES, LLC	02/12/2010	Weld	3679342	08N	62W	12	SE, SW
BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN AND VAN FREEMAN HW	HOP ENERGIES, LLC	02/12/2010	Weld	3679342	08N	62W	15	NE, NW
BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN AND VAN FREEMAN HW	HOP ENERGIES, LLC	02/12/2010	Weld	3679342	08N	62W	13	NE, NW
BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN AND VAN FREEMAN HW	HOP ENERGIES, LLC	02/12/2010	Weld	3679342	08N	62W	11	NE, SE
MARGUERITE FREEMAN, A SINGLE WOMAN AND VAN FREEMAN A/K/A PETER V.R. FREEMAN 11 & PETER VAN RENNSSELAER FREEMAN 11 AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN , HW	HOP ENERGIES, LLC	02/12/2010	Weld	3679337	08N	62W	26	SW, SE
VAN FREEMAN (AKA PETER V R FREEMAN II & PETER VAN RENSEELAER FREEMAN II) AND BEVERLY FREEMAN(AKA BEVERLY FREEMAN) HUSBAND AND WIFE	HOP ENERGIES, LLC	02/12/2010	Weld	3679339	08N	62W	23	SW
VAN FREEMAN (AKA PETER V R FREEMAN II & PETER VAN RENSEELAER FREEMAN II) AND BEVERLY FREEMAN(AKA BEVERLY FREEMAN) HUSBAND AND WIFE	HOP ENERGIES, LLC	02/12/2010	Weld	3679339	08N	62W	26	N2

JONNI K. DRESSENDORFER, A/K/A JONNI K. GARDEY, HEIR OF CAROL H. NALLEY, DECEASED, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/02/2010	Weld	3715864	07N	60W	22	E2
Heir of Carol H. Nalley Deceased a marries woman	DIAMOND OPERATING, INC.	07/15/2010	Weld	3715863	09N	61W	04	S2 NE, LOT1, LOT2
dealing in her sole and seperate propert	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/01/2010	Weld	3708777	07N	61W	12	S2 SW
DOROTHY L. GISH BY ROBERT F. GISH, A-I-F	HOP ENERGIES, LLC	02/25/2010	Weld	3679338	07N	62W	12	SE NW, SE SW
GLADYS LUEKING TRUST #2	HOP ENERGIES, LLC	02/01/2010	Weld	3677935	08N	61W	35	NE, SE NW, SE, E2 SW, SW SW
JAMES ALAN SONGER AND KELLY SONGER	HOP ENERGIES, LLC	04/15/2010	Weld	3695219	07N	61W	06	NE
CHARLA JEANNE SPENCE F/K/A CHARLA JEANNE MOORE, DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	05/10/2010	Weld	3703416	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING, WEST TO POINT OF BEGINNING.,

TERRY C. DRESSOR AND LANA KAY DRESSOR, H & W	JAMES C. KARO ASSOCIATES	10/11/2007	Weld	3520935	08N	62W	24	SW
ROBBIN THAYN \A/K/A ROBBING THAYN AND ROBERT THAYN, WIFE AND HUSBAND	HOP ENERGIES, LLC	02/01/2010	Weld	3677937	08N	61W	35	E2 SW
MARVIN THOMAS AS TRUSTEE OF THE MARVIN THOMAS LIVING TRUST DATED JUNE 29, 2007	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/06/2010	Weld	3683742	07N	60W	02	ALL {A/D/A LOTS 1, 2, 3, 4, S2 N2, S2}
WAYNE THOMAS, A/K/A WAYNE DWIGHT THOMAS, A SINGLE PERSON, TRUSTEE OF THE WAYNE DWIGHT THOMAS TRUST	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/22/2010	Weld	3682348	07N	60W	02	ALL {A/D/A LOTS 1, 2, 3, 4, S2 N2, S2}
WILBUR E THOMAS, A SINGLE PERSON	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/22/2010	Weld	3683743	07N	60W	02	ALL {A/D/A LOTS 1, 2, 3, 4, S2 N2, S2}
RODNEY D. THORELL AND WANDA M THORELL, JT	HOP ENERGIES, LLC	04/15/2010	Weld	3694401	07N	62W	24	SE
RODNEY D. THORELL AND WANDA M THORELL, JT	HOP ENERGIES, LLC	04/15/2010	Weld	3694401	07N	62W	25	NE
RODNEY D. THORELL AND WANDA M THORELL, JT	HOP ENERGIES, LLC	04/15/2010	Weld	3694401	07N	62W	25	S2
EDNA TRUPP, ALSO KNOWN AS EDNA C. TRUPP, A WIDOW	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/07/2010	Weld	3708957	07N	61W	12	S2 SW

VAN FREEKMAN A/K/A PETER V.R. FREEMAN II & PETER VAN RENSSELAER FREEMAN II AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE VAN FREEMAN REVOCABLE TRUST, DATED MARCH 23, 2005	HOP ENERGIES, LLC	02/12/2010	Weld	3679340	08N	62W	13	N2
VAN FREEKMAN A/K/A PETER V.R. FREEMAN II & PETER VAN RENSSELAER FREEMAN II AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE VAN FREEMAN REVOCABLE TRUST, DATED MARCH 23, 2005	HOP ENERGIES, LLC	02/12/2010	Weld	3679340	08N	62W	12	S2
VAN FREEKMAN A/K/A PETER V.R. FREEMAN II & PETER VAN RENSSELAER FREEMAN II AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE VAN FREEMAN REVOCABLE TRUST, DATED MARCH 23, 2005	HOP ENERGIES, LLC	02/12/2010	Weld	3679340	08N	62W	15	N2
VAN FREEKMAN A/K/A PETER V.R. FREEMAN II & PETER VAN RENSSELAER FREEMAN II AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE VAN FREEMAN REVOCABLE TRUST, DATED MARCH 23, 2005	HOP ENERGIES, LLC	02/12/2010	Weld	3679340	08N	62W	14	N2
VAN FREEKMAN A/K/A PETER V.R. FREEMAN II & PETER VAN RENSSELAER FREEMAN II AND BEVERLY FREEMAN A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE VAN FREEMAN REVOCABLE TRUST, DATED MARCH 23, 2005	HOP ENERGIES, LLC	02/12/2010	Weld	3679340	08N	62W	11	E2
GEORGE G. VAUGHT, JR.	HOP ENERGIES, LLC	03/31/2010	Weld	3691375	08N	62W	13	N2
GEORGE G. VAUGHT, JR.	HOP ENERGIES, LLC	03/31/2010	Weld	3691375	08N	62W	12	S2
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691388	09N	61W	17	NW
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691388	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691388	09N	61W	19	E2 SW, LOT3, LOT4, SE
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691388	09N	61W	17	SW
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691388	09N	61W	18	E2
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691388	09N	62W	24	NE SE, SE NE
DON R. WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691388	09N	62W	25	NE

JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687456	09N	61W	17	NW
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687456	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687456	09N	61W	17	SW
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687456	09N	61W	18	E2
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687456	09N	61W	19	E2 SW, LOT3, LOT4, SE
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687456	09N	62W	24	NE SE, SE NE
JAMES ROBERT WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687456	09N	62W	25	NE
KATHY KERR WILLIAMSON	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773112	06N	61W	19	NE SW,SE SW, LOT3, LOT4
KATHY KERR WILLIAMSON	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773112	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
KATHY KERR WILLIAMSON	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773112	06N	62W	25	E2 NE,NW NE
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687455	09N	61W	17	NW
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687455	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687455	09N	61W	17	SW
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687455	09N	61W	18	E2
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687455	09N	61W	19	E2 SW, LOT3, LOT4, SE
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687455	09N	62W	24	NE SE, SE NE
LARRY J WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687455	09N	62W	25	NE

RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691389	09N	61W	17	NW
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691389	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691389	09N	61W	17	SW
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691389	09N	61W	18	E2
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691389	09N	61W	19	E2 SW, LOT3, LOT4, SE
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691389	09N	62W	24	NE SE, SE NE
RONALD J WARE, AN UNMARRIED MAN	HOP ENERGIES, LLC	04/08/2010	Weld	3691389	09N	62W	25	NE
LOIS GLAVINS GILBERT, A SINGLE WOMAN	HOP ENERGIES, LLC	07/14/2010	Weld	3706672	09N	61W	18	E2 W2, LOT1, LOT2, LOT3
LOIS GLAVINS GILBERT, A SINGLE WOMAN	HOP ENERGIES, LLC	07/14/2010	Weld	3706672	09N	61W	19	NE NW
GREAT NORTHERN PROPERTIES, LLLP, A COLORADO LIMITED LIABILITY PARTNERSHIP	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/14/2010	Weld	3692143	07N	61W	12	N2 NW,W2 NE
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687457	09N	61W	17	NW
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687457	09N	61W	18	E2 NW, LOT1, LOT2, LOT3
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687457	09N	61W	17	SW
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687457	09N	61W	18	E2
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687457	09N	61W	19	E2 SW, LOT3, LOT4, SE
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687457	09N	62W	24	NE SE, SE NE
WILLIAM L. WARE, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/08/2010	Weld	3687457	09N	62W	25	NE
THE IDA A. WEITZEL FAMILY TRUST, MARILYN K. BARBER AND PAULETTE R. HALL AS TRUSTEES	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	02/22/2010	Weld	3687355	07N	60W	10	E2
GREAT NORTHERN PROPERTIES, LLLP, A COLORADO LIMITED LIABILITY PARTNERSHIP	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/14/2010	Weld	3692146	09N	62W	12
THE PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING, WEST TO POINT OF BEGINNING, ALL IN SECTION 12, TOWNSHIP 9 NORTH, RANGE 62 WEST, 6TH P.M.,

MARILYN K. BARBER AND PAULETTE R. HALL, A/K/A PAULETTE HALL AS TRUSTEES OF THE IDA A. WEITZEL FAMILY TRUST	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	02/22/2010	Weld	3686043	07N	61W	12	SE, E2 NE, S2 NW, N2 SW, S2 SW

MARILYN K. BARBER AND PAULETTE R. HALL, A/K/A PAULETTE HALL AS TRUSTEES OF THE IDA A. WEITZEL FAMILY TRUST	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	02/22/2010	Weld	3686043	07N	61W	12	S2 SW
MARILYN K. BARBER AND PAULETTE R. HALL, A/K/A PAULETTE HALL AS TRUSTEES OF THE IDA A. WEITZEL FAMILY TRUST	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	02/22/2010	Weld	3686043	07N	61W	24	NE
ANDREW E. WEST AND MARLETTA B. WEST A/K/A MARIETTA B WEST, HUSBAND AND WIFE	HOP ENERGIES, LLC	01/09/2010	Weld	3671056	07N	62W	10	SE
ANDREW E. WEST AND MARLETTA B. WEST A/K/A MARIETTA B WEST, HUSBAND AND WIFE	HOP ENERGIES, LLC	01/09/2010	Weld	3671056	07N	62W	12	N2 NW, SW SW, N2 SW, SW SW
ANDREW E. WEST AND MARLETTA B. WEST A/K/A MARIETTA B WEST, HUSBAND AND WIFE	HOP ENERGIES, LLC	01/09/2010	Weld	3671056	07N	62W	14	W2 NE
ANDREW E. WEST AND MARLETTA B. WEST A/K/A MARIETTA B WEST, HUSBAND AND WIFE	HOP ENERGIES, LLC	01/09/2010	Weld	3671056	07N	62W	11	N2 NE, SW NE
ANDREW E. WEST AND MARLETTA B. WEST A/K/A MARIETTA B WEST, HUSBAND AND WIFE	HOP ENERGIES, LLC	01/09/2010	Weld	3671056	07N	62W	14	E2 NE
MARILYN E. HARDY, A SINGLE WOMAN	HOP ENERGIES, LLC	01/14/2010	Weld	3672663	07N	62W	10	SE
ROBERT H. HEMPHILL AND BEVERY SUE HEMPHILL, H/W	HOP ENERGIES, LLC	01/14/2010	Weld	3671058	07N	62W	10	SE
SHIRLEY HOWARD A/K/A SHIRLEY J. HOWARD AND SHIRLEY JUNE HOWARD, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	05/04/2010	Weld	3691374	08N	61W	31	SW
SHIRLEY HOWARD A/K/A SHIRLEY J. HOWARD AND SHIRLEY JUNE HOWARD, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	05/04/2010	Weld	3691374	08N	61W	31	NW
GARY L. CHRISTENSEN, SOLE SUCCESSOR TRUSTEE OF THE ISABEL M. THOMPSON REVOCABLE TRUST	HOP ENERGIES, LLC	07/26/2010	Weld	3712492	08N	62W	13	NE,NW
GARY L. CHRISTENSEN, SOLE SUCCESSOR TRUSTEE OF THE ISABEL M. THOMPSON REVOCABLE TRUST	HOP ENERGIES, LLC	07/26/2010	Weld	3712492	08N	62W	12	SE,SW
MARVIN B. JENSEN, AS PERSONAL REPRESENTATIVE FOR THE ESTATE OF MERNEICE M. JENSEN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/26/2010	Weld	3690227	07N	61W	12	N2 NW,W2 NE

BOB E. JOHNSON AND BARBARA M. JOHNSON, H/W	HOP ENERGIES, LLC	02/25/2010	Weld	3684809	07N	62W	12	SE NW, SE SW
DARRELL L. JOHNSON AND CAROLYN J. JOHNSON, H/W	HOP ENERGIES, LLC	02/25/2010	Weld	3690135	07N	62W	12	SE NW,SE SW
DONALD L. JOHNSON, A SINGLE MAN	HOP ENERGIES, LLC	02/25/2010	Weld	3684808	07N	62W	12	SE NW,SE SW
DEBRA GLEE JOHNSON MONTOYA	HOP ENERGIES, LLC	03/10/2010	Weld	3707834	08N	62W	12	S2
ALICE M. JONES AND GEORGE M. JONES, W/H	JAMES C. KARO ASSOCIATES	03/30/2010	Weld	3687653	07N	60W	06	W2
JOSH H. PARR, A SINGLE MAN	DIAMOND OPERATING, INC.	11/28/2005	Weld	3393624	09N	61W	03	NW
JOSH H. PARR, A SINGLE MAN	DIAMOND OPERATING, INC.	11/28/2005	Weld	3393624	09N	61W	10	N2
JOSH H. PARR, A SINGLE MAN	DIAMOND OPERATING, INC.	11/28/2005	Weld	3393624	09N	61W	09	NE
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	Weld	3687460	09N	61W	17	SW
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	Weld	3687460	09N	61W	18	E2
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	Weld	3687460	09N	62W	24	SE NE,NE SE
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	Weld	3687460	09N	62W	25	NE
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	Weld	3687460	09N	61W	17	NW
RHEA LOUISE KALLSEN, A WIDOW	HOP ENERGIES, LLC	04/09/2010	Weld	3687460	09N	61W	18	E2 NW,E2 SW, LOT1, LOT2, LOT3
GORDON B. LINDVALL, A/K/A GORDON LINDVALL, AND LEONA LINDVALL, HUSBAND AND WIFE	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	Weld	3692141	07N	60W	08	E2
GORDON B. LINDVALL, A/K/A GORDON LINDVALL, AND LEONA LINDVALL, HUSBAND AND WIFE	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	Weld	3692141	07N	60W	10	W2
GORDON B. LINDVALL, A/K/A GORDON LINDVALL, AND LEONA LINDVALL, HUSBAND AND WIFE	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	Weld	3692141	07N	60W	09	NE,E2 NW
ROBERT B. LINDVALL, A/K/A GEORGE LINDVALL, PERSONAL REPRESENTATIVE FOR THE ESTATE OF BERNARD LINDVALL, JR., A/K/A BERNARD A. LINDVALL, JR	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	Weld	3692142	07N	60W	08	E2
ROBERT B. LINDVALL, A/K/A GEORGE LINDVALL, PERSONAL REPRESENTATIVE FOR THE ESTATE OF BERNARD LINDVALL, JR., A/K/A BERNARD A. LINDVALL, JR	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	Weld	3692142	07N	60W	10	W2
ROBERT B. LINDVALL, A/K/A GEORGE LINDVALL, PERSONAL REPRESENTATIVE FOR THE ESTATE OF BERNARD LINDVALL, JR., A/K/A BERNARD A. LINDVALL, JR	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/05/2010	Weld	3692142	07N	60W	09	NE,E2 NW
LITTLE SISTERS OF THE POOR-HOME FOR THE AGED-DENVER, COLORADO	NOCO OIL COMPANY, LLC	09/21/1999	Weld	2722908	09N	61W	03	SW

LITTLE SISTERS OF THE POOR-HOME FOR THE AGED-DENVER, COLORADO	NOCO OIL COMPANY, LLC	09/21/1999	Weld	2722908	09N	61W	10	N2
CLYDE LUEKING, A/K/A CLYDE F. LUEKING AND MARLENE LUEKING, HUSBAND AND WIFE	HOP ENERGIES, LLC	02/01/2010	Weld	3677938	08N	61W	35	NE,SE NW,SE,E2 SW,SW SW
JAMES B. LUEKING AND SHARI L. LUEKING, H/W	HOP ENERGIES, LLC	02/01/2010	Weld	3676235	07N	62W	03	NW
JAMES B. LUEKING AND SHARI L. LUEKING, H/W	HOP ENERGIES, LLC	02/01/2010	Weld	3676235	08N	61W	33	NE
JAMES B. LUEKING AND SHARI L. LUEKING, H/W	HOP ENERGIES, LLC	02/01/2010	Weld	3676235	08N	61W	34	NW
JAMES B. LUEKING AND SHARI L. LUEKING, H/W	HOP ENERGIES, LLC	02/01/2010	Weld	3676235	08N	61W	35	NE,SE NW,SE,E2 SW,SW SW
JAMES B. LUEKING AND SHARI L. LUEKING, H/W	HOP ENERGIES, LLC	02/01/2010	Weld	3676235	07N	61W	11	SE,NE
KEITH D. ALLISON	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773109	06N	61W	19	NE SW,SE SW, LOT3, LOT4
KEITH D. ALLISON	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773109	06N	61W	30	W2 NE,E2 NW
KEITH D. ALLISON	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773109	06N	61W	30	LOT1, LOT2
KEITH D. ALLISON	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773109	06N	62W	25	E2 NE,NW NE
JERRY LUEKING, A/K/A JERRY N. LUEKING AND CAROLYN LUEKING, HUSBAND AND WIFE	HOP ENERGIES, LLC	02/21/2010	Weld	3677934	08N	61W	35	NE,SE NW,SE,E2 SW,SW SW
LYDIA DUNBAR, DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	08/03/2002	Weld	2975482	09N	61W	17	E2
J. DIANA MALLEY AND KEITH E. MALLEY, W/H	HOP ENERGIES, LLC	12/21/2009	Weld	3672666	07N	62W	01	SW
MARGUERITE FREEMAN, VAN FREEMAN, A/K/A PETER V.R. FREEMAN II & PETER VAN RENSELAER FREEMAN II, AND BEVERLY FREEMAN, A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE MARGUERITE FREEMAN REVOCABLE TRUST	HOP ENERGIES, LLC	02/12/2010	Weld	3679341	08N	62W	13	NE,NW
MARGUERITE FREEMAN, VAN FREEMAN, A/K/A PETER V.R. FREEMAN II & PETER VAN RENSELAER FREEMAN II, AND BEVERLY FREEMAN, A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE MARGUERITE FREEMAN REVOCABLE TRUST	HOP ENERGIES, LLC	02/12/2010	Weld	3679341	08N	62W	12	SE,SW

MARGUERITE FREEMAN, VAN FREEMAN, A/K/A PETER V.R. FREEMAN II & PETER VAN RENSELAER FREEMAN II, AND BEVERLY FREEMAN, A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE MARGUERITE FREEMAN REVOCABLE TRUST	HOP ENERGIES, LLC	02/12/2010	Weld	3679341	08N	62W	15	NE,NW
MARGUERITE FREEMAN, VAN FREEMAN, A/K/A PETER V.R. FREEMAN II & PETER VAN RENSELAER FREEMAN II, AND BEVERLY FREEMAN, A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE MARGUERITE FREEMAN REVOCABLE TRUST	HOP ENERGIES, LLC	02/12/2010	Weld	3679341	08N	62W	14	NE,NW
MARGUERITE FREEMAN, VAN FREEMAN, A/K/A PETER V.R. FREEMAN II & PETER VAN RENSELAER FREEMAN II, AND BEVERLY FREEMAN, A/K/A BEVERLY A. FREEMAN, TRUSTEES OF THE MARGUERITE FREEMAN REVOCABLE TRUST	HOP ENERGIES, LLC	02/12/2010	Weld	3679341	08N	62W	11	SE,NE
MARILYN A. ZELLE AND HENRY H. ZELLE, W/H	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/26/2010	Weld	3694535	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING. WEST TO POINT OF BEGINNING , ALL IN SECTION 12, TOWNSHIP 9 NORTH, RANGE 62 WEST.

MCCULLISS RESOURCES, CO., INC.	HOP ENERGIES, LLC	03/31/2010	Weld	3707835	08N	62W	13	N2
MCCULLISS RESOURCES, CO., INC.	HOP ENERGIES, LLC	03/31/2010	Weld	3707835	08N	62W	12	S2
CINDY MARKER HEGY AND JAMES P. HEGY, W/H	HOP ENERGIES, LLC	04/30/2010	Weld	3691386	09N	61W	17	NW
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	Weld	3708457	09N	61W	18	SE,S2 NE
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	Weld	3708457	09N	61W	18	W2 NW,NW SW
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	Weld	3708457	09N	61W	18	E2 SW
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	Weld	3708457	09N	61W	19	S2 NW,S2
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	Weld	3708457	09N	62W	24	SE NE,NE SE

PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	Weld	3708457	09N	62W	25	NE
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	Weld	3708456	09N	61W	18	E2 NW
PHILLIP E. MCKINLEY,A/K/A PHIL MCKINLEY AND DIANE L. MCKINLEY, HUSBAND AND WIFE	HOP ENERGIES, LLC	07/29/2010	Weld	3708456	09N	61W	18	N2 NE
NEIL STEWART WEST AND JOAN M. WEST, H/W	JAMES C. KARO ASSOCIATES	03/30/2010	Weld	3687651	07N	60W	06	W2
BECKY J. NYGARD, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	07/07/2010	Weld	3706553	09N	61W	04	S2 NE, LOT1, LOT2
BECKY J. NYGARD, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	06/02/2010	Weld	3702099	07N	61W	12	N2 NW,W2 NE
BECKY J. NYGARD, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	06/02/2010	Weld	3702099	07N	61W	24	NE
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691381	07N	61W	06	NE
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691382	07N	61W	05	SW
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691382	07N	61W	06	W2 NW
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691382	07N	61W	06	E2 NW
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691382	07N	62W	01	N2
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691382	07N	62W	02	N2
MARCIA G. PETERSON, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691382	08N	62W	26	S2
DEAN M. POUSH, A/K/A DEAN MARQUIS POUSH, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/26/2010	Weld	3699234	07N	60W	10	E2
DORIS L. POUSH, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/26/2010	Weld	3688985	07N	60W	10	E2

LESTER J. POUSH, A/K/A LESTER JAMES POUSH, JR., A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/26/2010	Weld	3688986	07N	60W	10	E2
RONALD L. POUSH , A/K/A RONALD LEE POUSH, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	03/26/2010	Weld	3688987	07N	60W	10	E2
CHARLES ROLLIN POWELL, DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	05/06/2010	Weld	3702368	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING, WEST TO POINT OF BEGINNING, ALL IN SECTION 12, TOWNSHIP 9 NORTH, RANGE 62 WEST.,

NORMAN H. REED, A SINGLE MAN	HOP ENERGIES, LLC	01/11/2010	Weld	3671054	07N	62W	01	SW
JOHN G. REID II, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/24/2010	Weld	3706552	09N	61W	04	S2 NE, LOT1, LOT2
CLARENCE WILLIAM ROBINSON, JR. AND JOSEPHINE C. ROBINSON, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	07/26/2010	Weld	3709516	09N	61W	04	S2 NE, LOT1, LOT2
WILDA ALLAN ROKOS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	03/30/2010	Weld	3685928	07N	61W	08	NW,SW
RUTH R. MANY AND FLOYD B. MANY, WIFE AND HUSBAND	JAMES C. KARO ASSOCIATES	09/21/2007	Weld	3528113	08N	62W	23	NW,S2 SE
MYRON SHOWERS AND KATHLEEN L. SHOWERS, H/W	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/29/2010	Weld	3692140	07N	60W	04	S2 NW,SW, LOT3, LOT4
MYRON SHOWERS AND KATHLEEN L. SHOWERS, H/W	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/29/2010	Weld	3692140	07N	60W	05	S2
JOAN SIMS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	01/22/2010	Weld	3682347	07N	60W	02	S2 NE,SE,S2 NW,SW, LOT1, LOT2, LOT3, LOT4
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3691376	07N	62W	01	N2
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3691376	07N	61W	06	E2 NW
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3691376	07N	61W	06	W2 NW
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3691376	07N	62W	02	N2
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3691376	08N	62W	26	S2
BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3691376	07N	61W	05	SW

BARRY LEE SONGER AND AUDRE P. SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3695223	07N	61W	06	NE
DONALD JAMES WEST AND PATRICIA D. WEST, H/W	JAMES C. KARO ASSOCIATES	09/26/2007	Weld	3520937	08N	62W	13	S2
DONALD JAMES WEST AND PATRICIA D. WEST, H/W	JAMES C. KARO ASSOCIATES	09/26/2007	Weld	3520937	08N	62W	24	N2
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690133	07N	62W	01	N2
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690133	07N	61W	06	E2 NW
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690133	07N	61W	06	W2 NW
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690133	07N	62W	02	N2
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690133	08N	62W	26	S2
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3690133	07N	61W	05	SW
PATSY J. SONGER, A WIDOW	HOP ENERGIES, LLC	04/15/2010	Weld	3691378	07N	61W	06	NE
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3690742	07N	62W	01	N2
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3690742	07N	62W	02	N2
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3690742	08N	62W	26	S2
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3690742	07N	61W	06	W2 NW
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3690742	07N	61W	06	E2 NW
JAMES ALAN SONGER AND KELLY SONGER, H/W	HOP ENERGIES, LLC	04/15/2010	Weld	3690742	07N	61W	05	SW
ANDREW E. WEST AND MERIETTA B. WEST, H/W	HOP ENERGIES, LLC	01/09/2010	Weld	3671055	07N	62W	10	NW
DONALD JAMES WEST AND PATRICIA D. WEST, H/W	JAMES C. KARO ASSOCIATES	03/30/2010	Weld	3687652	07N	60W	06	W2
LORI A. WEST, A SINGLE WOMAN	JAMES C. KARO ASSOCIATES	09/26/2007	Weld	3520933	08N	62W	13	S2
LORI A. WEST, A SINGLE WOMAN	JAMES C. KARO ASSOCIATES	09/26/2007	Weld	3520933	08N	62W	24	N2
NEIL STEWART WEST AND JOAN M. WEST, H/W	JAMES C. KARO ASSOCIATES	09/26/2007	Weld	3520931	08N	62W	13	S2
NEIL STEWART WEST AND JOAN M. WEST, H/W	JAMES C. KARO ASSOCIATES	09/26/2007	Weld	3520931	08N	62W	24	N2
CHARLES J. WHEELER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/26/2010	Weld	3692144	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO, THAT PART OF THE E/2 SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALLY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO POINT OF BEGINNING, WEST TO POINT OF BEGINNING, ALL IN SECTION 12, TOWNSHIP 9 NORTH, RANGE 62 WEST.,

JOHN W. WHEELER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/26/2010	Weld	3692145	09N	62W	12
THAT PART OF THE E/2 SE/4; BEGINNING AT A POINT 780 FEET NORTH OF THE SOUTHWEST CORNER OF THE E/2 SE/4 OF SECTION 12, EAST 362 FEET NORTH 12 DEGREES 30 MINUTES WEST 382 FEET, WEST 280 FEET, SOUTH 380 FEET TO THE PLACE OF BEGINNING. ALSO THAT PART OF THE E/2SE/4 BEGINNING AT A POINT 20 FEET WEST OF THE NORTHWEST CORNER OF CONNALY RESERVOIR, SOUTH TO SOUTH LINE OF SECTION, EAST TO SOUTHEAST CORNER, NORTH TO A POINT ON THE EAST LINE OF SAID SECTION DUE EAST AND OPPOSITE TO A POINT OF BEGINNING, WEST TO POINT OF BEGINNING, ALL IN SECTION 12, TOWNSHIP 9 NORTH, RANGE 6 WEST.,

BOB E. WHITE AND KEITHA E. WHITE, H/W	HOP ENERGIES, LLC	01/13/2010	Weld	3672668	08N	62W	33	SE
BOB E. WHITE AND KEITHA E. WHITE, H/W	HOP ENERGIES, LLC	01/13/2010	Weld	3672668	08N	62W	35	SE,SW,NE,NW
BOB E. WHITE AND KEITHA E. WHITE, H/W	HOP ENERGIES, LLC	01/13/2010	Weld	3672668	07N	61W	06	SE,SW
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	Weld	3672665	07N	62W	01	SE
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	Weld	3672665	07N	62W	01	NE,NW
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	Weld	3672665	07N	62W	02	NE,NW
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	Weld	3672665	07N	61W	06	NE,E2 NW,W2 NW
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	Weld	3672665	08N	61W	29	SW
JERRIE L. WHITE, A SINGLE WOMAN	HOP ENERGIES, LLC	01/13/2010	Weld	3672665	08N	61W	32	NW
DOUGLAS W. WILLIAMSON, AKA D.W. WILLIAMMSON, DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	11/20/2009	Weld	3674386	09N	61W	09	SW
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691380	07N	62W	01	N2
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691380	07N	61W	06	E2 NW
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691380	07N	61W	06	W2 NW
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691380	07N	62W	02	N2
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691380	08N	62W	26	S2
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691380	07N	61W	05	SW
PHILLIP E. MCKINLEY & DIANE L. MCKINLEY, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	08/03/2002	Weld	2975483	09N	61W	17	E2
JEANNE BOGGS	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773114	06N	61W	19	NE SW,SE SW, LOT3, LOT4
JEANNE BOGGS	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773114	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2

JEANNE BOGGS	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773114	06N	62W	25	E2 NE,NW NE
RALEIGH WALLACE, F/K/A RALEIGH BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	04/13/2011	Weld	3773111	09N	61W	09	E2 NE,SW NE,NW/4 NE/4 LESS THE "J" SAND FORMATION,
RALEIGH WALLACE, F/K/A RALEIGH BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	04/13/2011	Weld	3773111	09N	61W	10	NW
CAROL S. WOOD, A MARRIED PERSON DEALING IN HER SOLE AND SEPARATE PROPERTY	HOP ENERGIES, LLC	04/15/2010	Weld	3691379	07N	61W	06	NE
JUDY TOURNILLON	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773113	06N	61W	19	NE SW,SE SW, LOT3, LOT4
JUDY TOURNILLON	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773113	06N	61W	30	W2 NE,E2 NW, LOT1, LOT2
JUDY TOURNILLON	DIAMOND RESOURCES CO.	04/04/2011	Weld	3773113	06N	62W	25	E2 NE,NW NE
LINDA C. WOODWORTH	HOP ENERGIES, LLC	04/23/2010	Weld	3691387	09N	61W	17	NW
RALEIGH WALLACE, F/K/A RALEIGH BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	04/15/2011	Weld	3773110	09N	61W	03	SW
RALEIGH WALLACE, F/K/A RALEIGH BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	04/15/2011	Weld	3773110	09N	61W	10	NE
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	Weld	3687459	09N	61W	17	NW
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	Weld	3687459	09N	61W	18	E2 NW,E2 SW, LOT1, LOT2, LOT3
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	Weld	3687459	09N	61W	17	SW
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	Weld	3687459	09N	61W	18	E2
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	Weld	3687459	09N	62W	24	SE NE,NE SE
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, HER HUSBAND	HOP ENERGIES, LLC	04/09/2010	Weld	3687459	09N	62W	25	NE
MAJORIE A. WORSTER, A SINGLE WOMAN	HOP ENERGIES, LLC	02/25/2010	Weld	3684806	07N	62W	12	SE NW,SE SW
DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	Weld	3686413	09N	61W	17	NW
DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	Weld	3686413	09N	61W	18	E2 NW,E2 SW, LOT1, LOT2, LOT3
DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	Weld	3686413	09N	61W	17	SW
DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	Weld	3686413	09N	61W	18	E2

DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	Weld	3686413	09N	62W	24	SE NE,NE SE
DOROTHY F. TIMM. TRUSTEE OF THE DOROTHY TIMM REVOCABLE LIVING TRUST	HOP ENERGIES, LLC	03/24/2010	Weld	3686413	09N	62W	25	NE
FRED H. CARR & JOAN C. CARR, TRUSTEES UNDER THAT CERTAIN TRUST INDENTURE DATED 6/24/1983	DIAMOND RESOURCES CO.	03/21/2011	Weld	3775090	08N	62W	13	N2
VIRGINIA ANN CROSS	DIAMOND RESOURCES CO.	05/31/2011	Weld	3776079	06N	61W	34	NE NW,NW NE
NANCY CATHERINE LEVY-GLOSSIP, F/K/A NANCY CATHERINE LEVY, F/K/A NANCY CATHERING GROSS	DIAMOND RESOURCES CO.	05/31/2011	Weld	3776080	06N	61W	34	NE NW,NW NE
JOHN M. JOHNSON, ATTORNEY-IN-FACT FOR MARY IMOGENE JOHNSON, A/K/A PEGGY JOHNSON, A WIDOW	DIAMOND RESOURCES CO.	01/31/2011	Weld	3752326	09N	61W	09	SW NE,E2 NE,NW NE
DORENE E. LOEW, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/15/2011	Weld	3761013	07N	61W	18	E2 NW, LOT1, LOT2
LINDA L. MARLIN, A SINGLE WOMAN	DIAMOND RESOURCES CO.	03/15/2011	Weld	3761012	07N	61W	18	E2 NW, LOT1, LOT2
GREAT NORTHERN PROPERTIES, LLLP	DIAMOND RESOURCES CO.	08/24/2011	Weld	3793144	07N	60W	18	E2 NE
GREAT NORTHERN PROPERTIES, LLLP	DIAMOND RESOURCES CO.	08/24/2011	Weld	3793144	08N	61W	02	SW
JACK DELANEY, A WIDOWER	DIAMOND RESOURCES CO.	08/25/2011	Weld	3793142	10N	61W	26	SW
DALE WALLS, A WIDOWER	DIAMOND RESOURCES CO.	08/29/2011	Weld	3793143	10N	61W	26	SW
ROGER CRAFT, ATTORNEY-IN-FACT FOR LUCILLE CRAFT	DIAMOND RESOURCES CO.	08/31/2011	Weld	3797153	10N	61W	26	SW
BECKY BUTCHER	DIAMOND RESOURCES CO.	08/30/2011	Weld	3793141	10N	61W	26	SW
TODD J. WALLS	DIAMOND RESOURCES CO.	08/31/2011	Weld	3794077	10N	61W	26	SW
DEBBIE A. SINGER	DIAMOND RESOURCES CO.	08/31/2011	Weld	3794076	10N	61W	26	SW
MARIANNE BERENSON, A MARRRIED WOMAN	DIAMOND RESOURCES CO.	05/25/2011	Weld	3794074	09N	61W	09	E2 NE,SW NE,NW NE, LESS THE 'J' SAND FORMATION
MARIANNE BERENSON, A MARRRIED WOMAN	DIAMOND RESOURCES CO.	05/25/2011	Weld	3794074	09N	61W	10	NW
MARIANNE BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	05/25/2011	Weld	3794075	09N	61W	03	SW
MARIANNE BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	05/25/2011	Weld	3794075	09N	61W	10	NE
C. BRUCE SPANGLER	AG ENERGY PARTNERS, LP	05/16/2011	Weld	3777679	08N	62W	23	SW
PETER V.R. FREEMAN, II, TRUSTEE OF THE MARGUERITE FREEMAN REVOCABLE TRUST	DIAMOND RESOURCES CO.	11/22/2011	Weld	3813012	08N	62W	26	S2
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, REPRESENTED HEREIN BY KRIS JONES, MAYOR	BASELINE MINERALS, INC.	12/01/2010	Weld	3746211	07N	60W	11	W2
THE UNITED METHODIST CHURCH OF WRAY, A COLORADO NONPROFIT CORPORATION IN TRUST, REPRESENTED HEREIN BY ROBERT L. SCHNEIDER, TRUSTEE	BASELINE MINERALS, INC.	12/01/2010	Weld	3746209	07N	60W	11	W2

WRAY AREA FOUNDATION, INC., A COLORADO NON-PROFIT CORPORATION, REPRESENTED HEREIN BY LANCE BOHALL	BASELINE MINERALS, INC.	12/01/2010	Weld	3746210	07N	60W	11	W2
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	Weld	3686414	09N	61W	17	NW
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	Weld	3686414	09N	61W	18	E2 NW,E2 SW, LOT1, LOT2, LOT3
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	Weld	3686414	09N	61W	17	SW
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	Weld	3686414	09N	61W	18	E2
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	Weld	3686414	09N	62W	24	SE NE,NE SE
DONALD W. GILLETTE, A WIDOW	HOP ENERGIES, LLC	03/24/2010	Weld	3686414	09N	62W	25	NE
ROBERT H. HEMPHILL AND BEVERLY SUE HEMPHILL, HUSBAND & WIFE	HOP ENERGIES, LLC	01/14/2010	Weld	3671057	07N	62W	04	SE,NE,NW,SW
ROBERT H. HEMPHILL AND BEVERLY SUE HEMPHILL, HUSBAND & WIFE	HOP ENERGIES, LLC	01/14/2010	Weld	3671057	07N	62W	10	NW
MARILYN E. HARDY, A SINGLE WOMAN	HOP ENERGIES, LLC	01/14/2010	Weld	3672664	07N	62W	04	SE,NE,NW,SW
MARILYN E. HARDY, A SINGLE WOMAN	HOP ENERGIES, LLC	01/14/2010	Weld	3672664	07N	62W	10	NW
MARY ANN MOODY, A WIDOW	JAMES C. KARO ASSOCIATES	09/21/2007	Weld	3520932	08N	62W	14	S2
DOUGLAS JUNIOR WATERMAN, A MARRIED MAN DEALING IN HIS SOLE & SEPARATE PROPERTY	JAMES C. KARO ASSOCIATES	01/11/2008	Weld	3555047	08N	62W	14	S2
NORMAN L. DUNBAR, DEALING IN HIS SOLE & SEPARATE PROPERTY	DIAMOND OPERATING, INC.	08/03/2002	Weld	2980941	09N	61W	17	E2
JAMES G. MCCUE III	NOCO OIL COMPANY, LLC	11/01/1999	Weld	2755202	09N	61W	03	NW
JAMES G. MCCUE III	NOCO OIL COMPANY, LLC	11/01/1999	Weld	2755202	09N	61W	10	N2
LOIS V. GILLETTE, INDIVIDUALLY AND AS TRUSTEE OF THE MILES T. GILLETTE TESTAMENTARY TRUST	NOCO OIL COMPANY, LLC	08/21/1999	Weld	2718913	09N	61W	17	E2
JACK GILLETTE & BARBARA GILETTE, HUSBAND & WIFE	NOCO OIL COMPANY, LLC	08/21/1999	Weld	2718910	09N	61W	17	E2
KATHLEEN M. PEAKE & RICK MOSER, CO-CONSERVATORS OF THE ESTATE OF BRUCE WAYNE MOSER	DIAMOND RESOURCES CO.	10/25/2011	Weld	3805987	08N	61W	31	SE
RICK MOSER, A SINGLE MAN	DIAMOND RESOURCES CO.	10/25/2011	Weld	3805988	08N	61W	31	SE
ARTINA E. CAMPBELL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/25/2011	Weld	3805986	08N	61W	31	SE
KATHLEEN M. PEAKE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/25/2011	Weld	3805990	08N	61W	31	SE
MABEL L. BAXTER, A WIDOW	DIAMOND RESOURCES CO.	12/06/2011	Weld	3814389	07N	62W	10	A 5.00 ACRE TRACT IN NE/4 DESCRIBED AS: LOT A OF RECORDED EXEMPTION NO. 0715-10-1-RE2365, BEING A PART OF THE W/2 NE/4 ACCORDING TO THE MAP RECORDED 1/27/1999 AS RECEPTION NO. 2669482,
NANCY JO WOOLRIDGE AND HAROLD WOOLDRIDGE, WIFE AND HUSBAND	NOCO OIL COMPANY, LLC	08/21/1999	Weld	2718915	09N	61W	17	E2

BETTY J. WARE, INDIVIDUALLY AND AS SUCCESSOR TRUSTEE OF THE VERA W. JENNINGS TRUST	NOCO OIL COMPANY, LLC	08/21/1999	Weld	2718916	09N	61W	17	E2
RHEA KALLSEN, A WIDOW	NOCO OIL COMPANY, LLC	08/21/1999	Weld	2718911	09N	61W	17	E2
MARILYN N. MIHM IRREVOCABLE TRUST AGREEMENT ESTABLISHED BY THE FRANCES I. KIRK TRUST AGREEMENT, DATED MARCH 2, 1982, AND AMENDED AUGUST 21, 1987, CITIZENS NATION BANK OF CONCORDIA, KS TRUSTEE	HOP ENERGIES, LLC	05/14/2010	Weld	3696312	07N	62W	11	SE NE
MARILYN N. MIHM IRREVOCABLE TRUST AGREEMENT ESTABLISHED BY THE FRANCES I. KIRK TRUST AGREEMENT, DATED MARCH 2, 1982, AND AMENDED AUGUST 21, 1987, CITIZENS NATION BANK OF CONCORDIA, KS TRUSTEE	HOP ENERGIES, LLC	05/14/2010	Weld	3696312	07N	62W	12	SE NW,SE SW
MARILYN N. MIHM IRREVOCABLE TRUST AGREEMENT ESTABLISHED BY THE FRANCES I. KIRK TRUST AGREEMENT, DATED MARCH 2, 1982, AND AMENDED AUGUST 21, 1987, CITIZENS NATION BANK OF CONCORDIA, KS TRUSTEE	HOP ENERGIES, LLC	05/14/2010	Weld	3696312	07N	63W	25	SE
DONALD E. GREEN, AS TRUSTEE OF THE DONALD E. GREEN FAMILY TRUST, DATED MAY 16, 2003	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/24/2010	Weld	3711479	07N	60W	01	S2 NW,S2 NE,S2, LOT3, LOT4
ORVILLE JOHN BRUNMEIER, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	07/07/2010	Weld	3704263	07N	61W	12	S2 SW
PAUL F. BARNHART, JR., AS TRUSTEE OF THE BARNHART GRANDCHILDREN'S DECEMBER 1992 TRUST	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/08/2010	Weld	3693517	07N	61W	24	NE
BARBARA PATTERSON CHAPMAN, DEALING IN HER SOLE SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	04/23/2010	Weld	3693518	07N	61W	24	NE
ROSCOE EARL COX III AND KAY COX, HUSBAND AND WIFE	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	05/03/2010	Weld	3697471	07N	61W	24	NE
FULTON FAMILY 1996 REVOCABLE TRUST, CAROL E. FULTON & SHIRLEY D. FULTON, TRUSTEES	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/15/2010	Weld	3727975	07N	60W	01	S2 NW, LOT3, LOT4
RECECA R. VANLITH, AS ATTORNEY-IN-FACT FOR BARBARA D. ROGERS	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/29/2010	Weld	3725853	07N	60W	01	S2 NW, LOT3, LOT4
THE SKEETERS COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/27/2010	Weld	3732646	07N	60W	01	S2 NW, LOT3, LOT4

SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	Weld	3725852	07N	61W	12	N2 NW,W2 NE
SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	Weld	3725852	07N	61W	23	NE
SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	Weld	3725852	07N	61W	23	W2
SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	Weld	3725852	07N	61W	24	NW
SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	Weld	3725852	07N	61W	24	NE
HOBE MINERALS LIMITED LIABILITY COMPANY, A WYOMING LIMITED LIABILITY COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/12/2010	Weld	3713007	07N	61W	12	N2 NW, W2 NE
HOBE MINERALS LIMITED LIABILITY COMPANY, A WYOMING LIMITED LIABILITY COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/12/2010	Weld	3713007	07N	61W	23	NE
HOBE MINERALS LIMITED LIABILITY COMPANY, A WYOMING LIMITED LIABILITY COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/12/2010	Weld	3713007	07N	61W	23	W2
HOBE MINERALS LIMITED LIABILITY COMPANY, A WYOMING LIMITED LIABILITY COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/12/2010	Weld	3713007	07N	61W	24	NE
HOBE MINERALS LIMITED LIABILITY COMPANY, A WYOMING LIMITED LIABILITY COMPANY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/12/2010	Weld	3713007	07N	61W	24	NW
RONALD J. SCHULTZ, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/30/2010	Weld	3725851	07N	61W	12	N2 NW,W2 NE
RONALD J. SCHULTZ, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/30/2010	Weld	3725851	07N	61W	23	NE,W2
RONALD J. SCHULTZ, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/30/2010	Weld	3725851	07N	61W	24	NE,NW
FREDERICK M. LOECHNER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/06/2010	Weld	3718651	07N	61W	10	S2
FREDERICK M. LOECHNER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/06/2010	Weld	3718651	07N	61W	13	W2
FREDERICK M. LOECHNER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/06/2010	Weld	3718651	07N	61W	14	SE
FREDERICK M. LOECHNER, A SINGLE MAN	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/06/2010	Weld	3718651	07N	61W	24	NE

WALTER S. CENSOR, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/20/2010	Weld	3718656	07N	61W	24	NE
MONIQUE C. KATZ, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	08/20/2010	Weld	3714814	07N	61W	24	NE
YOUNGBLOOD, LTD.	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	09/22/2010	Weld	3723162	07N	61W	24	NE
SNOWFLAKE TRUST DATED DECEMBER 29, 2006, CHARLOTTE I. RAMSEY, TRUSTEE, C/O INTEGRITY FIRST BANK	DIAMOND OPERATING, INC.	06/07/2010	Weld	3699514	09N	61W	04	S2 NE, LOT1, LOT2
PAUL KING JONES, DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	05/25/2010	Weld	3698749	09N	61W	04	S2 NE, LOT1, LOT2
WILSON H. SCOTT, DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	05/25/2010	Weld	3698748	09N	61W	04	S2 NE, LOT1, LOT2
GLORIA A. MCINTOSH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/11/2010	Weld	3700382	09N	61W	04	S2 NE, LOT1, LOT2
JOHN TUMA, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/11/2010	Weld	3699690	09N	61W	04	S2 NE, LOT1, LOT2
PRISCILLA TUMA RIDGELL, A SINGLE WOMAN	DIAMOND OPERATING, INC.	06/11/2010	Weld	3701169	09N	61W	04	S2 NE, LOT1, LOT2
HAYDEN HITCHCOCK AND KAREN HITCHCOCK, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	04/09/2010	Weld	3692376	09N	61W	04	S2 NE, LOT1, LOT2
HOLLY HITCHCOCK GOURLEY, DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/15/2006	Weld	3403745	09N	61W	04	NE
LOIS I. SCOTT, A WIDOW	DIAMOND OPERATING, INC.	05/25/2010	Weld	3697470	09N	61W	04	S2 NE, LOT1, LOT2
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	Weld	3730773	07N	59W	07	W2 W2,E2 SW,W2 SE
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	Weld	3730773	07N	59W	17	S2
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	Weld	3730773	07N	59W	18	S2,S2 NW,NW NW
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	Weld	3730773	07N	60W	11	W2
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	Weld	3730773	07N	60W	12	E2 E2,W2
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	Weld	3730773	07N	60W	13	N2 NE, SE NE
LINDA SANTORA Linda Santora, a single woman	BOLD RESOURCES, LLC, A COLORADO LIMITED LIABILITY COMPANY	10/20/2010	Weld	3730773	07N	60W	14	E2 W2,SW SW,SE/4 LESS THE EAST 24 ACRES

AUDREY DOWDY, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/25/2011	Weld	3805989	08N	61W	31	SE
HAT CREEK ROYALTY, LTD.	DIAMOND RESOURCES CO.	01/12/2012	Weld	3825078	07N	60W	11	W2
KAREN NITSCHKE, ATTORNEY-IN-FACT FOR BARBARA NITSCHKE, A WIDOW	CONTINENTAL RESOURCES, INC.	11/08/2011	Weld	3817297	08N	62W	23	SW
ROBERT SALMON, A WIDOWER	DIAMOND RESOURCES CO.	12/09/2011	Weld	3828015	08N	62W	13	N2
ROBERT SALMON, A WIDOWER	DIAMOND RESOURCES CO.	12/09/2011	Weld	3828015	08N	62W	15	N2
ROBERT SALMON, A WIDOWER	DIAMOND RESOURCES CO.	12/23/2011	Weld	3820517	08N	62W	14	N2
WELD COUNTY, COLORADO, A POLITICAL SUBDIVISION OF THE STATE OF COLORADO ACTING BY & THROUGH THE BOARD OF COUNTY COMMISSIONERS OF THE COUNTY OF WELD	DIAMOND RESOURCES CO.	01/23/2012	Weld	3820529	08N	62W	23
A TRACT OF LAND TAKEN UNDER FINAL RULING OF COURT RECORDED SEPTEMBER 17, 1935, BOOK 983, PAGE 30, DESCRIBED AS FOLLOWS; A STRIP OF LAND 20 FEET WIDE ADJACENT & NORTH OF PRESENT HIGHWAY RIGHT OF WAY, EXTENDING WESTWARD APPROXIMATELY 2640 FEET FROM THE EAST BOUNDARY LINE OF SECTION 23, TO THE NORTH & SOUTH CENTER LINE OF SAID SECTION, CONTAINING 1.21 ACRES, MORE OR LESS

A TRACT OF LAND TAKEN UNDER FINAL RULING OF COURT RECORDED SEPTEMBER 17, 1935, BOOK 983, PAGE 30, DESCRIBED AS FOLLOWS: A STRIP OF LAND 20 FEET WIDE ADJACENT & NORTH OF THE PRESENT HIGHWAY RIGHT-OF-WAY, EXTENDING WESTWARD APPROXIMATELY 2640 FEET FROM THE NORTH & SOUTH CENTER LINE OF SECTION 23 TO THE WEST BOUNDARY LINE OF SAID SECTION, CONTAINING 1.21 ACRES, MORE OR LESS

DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	Weld	3817298	07N	61W	18	E2 NW, LOT1, LOT2
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	Weld	3817298	07N	62W	13	NE
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	Weld	3817298	07N	62W	11	SE NE
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	Weld	3817298	07N	62W	12	E2,SE NW,SE SW
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	Weld	3817298	07N	62W	13	NW
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	Weld	3817298	07N	62W	14	SW
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	Weld	3817298	07N	62W	23	NW
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	Weld	3817298	07N	62W	13	S2
DAVID DEISON, A/K/A DAVE DIESON	DIAMOND RESOURCES CO.	12/12/2011	Weld	3817298	07N	62W	14	SE
BARBARA SIMMONS, A WIDOW	DIAMOND RESOURCES CO.	12/12/2011	Weld	3820522	08N	62W	13	N2
BARBARA SIMMONS, A WIDOW	DIAMOND RESOURCES CO.	12/12/2011	Weld	3820522	08N	62W	15	N2
VERONICA R. FULLER, A/K/A VERONICA RENEE FULLER, A SINGLE WOMAN	CONTINENTAL RESOURCES, INC.	12/20/2011	Weld	3817300	08N	61W	35	LOT A OF RECORDED EXEMPTION NO. 0543-35-4-RE1523 BEING A PART OF THE SE/4 NW/4, NE/4 SW/4, S/2 SW/4, E/2,
CALF CREEK ROYALTY, LTD	DIAMOND RESOURCES CO.	01/12/2012	Weld	3825077	08N	62W	24	SW
HERMAN PETERSON & DOROTHY PETERSON, HUSBAND & WIFE	DIAMOND RESOURCES CO.	12/23/2011	Weld	3820521	07N	61W	08	NE

GREGORY J. GOLGART, A SINGLE MAN	DIAMOND RESOURCES CO.	11/15/2011	Weld	3814388	08N	62W	29	SE SW
SUSAN I. MCCLELLAN & JAMES L. MCCLELLAN, HER HUSBAND	DIAMOND RESOURCES CO.	12/21/2011	Weld	3820525	08N	62W	14	N2
SUSAN I. MCCLELLAN & JAMES L. MCCLELLAN, HER HUSBAND	DIAMOND RESOURCES CO.	12/13/2011	Weld	3820526	08N	62W	13	N2
SUSAN I. MCCLELLAN & JAMES L. MCCLELLAN, HER HUSBAND	DIAMOND RESOURCES CO.	12/13/2011	Weld	3820526	08N	62W	15	N2
BARBARA SIMMONS, A WIDOW	DIAMOND RESOURCES CO.	12/21/2011	Weld	3820523	08N	62W	14	N2
STUART L. GOLGART & CINDY R. GOLGART, HUSBAND & WIFE	DIAMOND RESOURCES CO.	11/15/2011	Weld	3820520	08N	62W	29	SE SW
DIANE R. KLIEWER & VERNON L. KLIEWER, HER HUSBAND	DIAMOND RESOURCES CO.	01/10/2012	Weld	3820524	07N	62W	12	NE NW,W2 W2,NE SW
DEREK COLLINS JANSEN, F/K/A DEREK COLLINS & COLLEEN J. JANSEN, HUSBAND & WIFE	DIAMOND RESOURCES CO.	01/05/2012	Weld	3822953	08N	62W	23	SW
LEO EVERETT OSBURNSEN AND DARLAINE I. DAWSON, AKA DARLAINE DAWSON, HUSBAND AND WIFE	DIAMOND RESOURCES CO.	01/10/2012	Weld	3822952	02N	64W	24
A TRACT OF LAND IN THE NW/4 MORE PARTICULARLY DESCRIBED AS: LOT A IN CORREFCTED RECORDED EXEMPTION NO. 1305-24-2 RE-4785, BEING A PORTION OF THE NW/4 NW/4 NW/4 OF SECTION 24, TOWNSHIP 2 NORTH RANGE 64 WEST OF THE 6TH P.M. RECORDED IN THE REAL PROPERTY RECORDS OF WELD COUNTY, COLORADO ON 7/28/2008 AT DOCUMENT #3568831,

SPALDING & CO.	DIAMOND RESOURCES CO.	01/11/2012	Weld	3822954	08N	62W	13	N2
DARYL L. ARNOLD & MARY M. ARNOLD, HUSBAND & WIFE	DIAMOND RESOURCES CO.	01/09/2012	Weld	3822955	02N	64W	24
A TRACT OF LAND LOCATED IN THE NW/4 MORE PARTICULARLY DESCRIBED AS: LOT B IN RECORDED EXEMPTION NO. 1305-24-2 RE-3278, BEING A PORTION OF THE SW/4 NW/4 NW/4 RECORDED IN THE REAL PROPERTY RECORDS OF WELD COUNTY COLORADO ON 11/5/2002 AT DOCUMENT #3002255,

FREDA B. LAMM. A WIDOW	DIAMOND RESOURCES CO.	01/13/2012	Weld	3822959	08N	62W	24	SE,SW
ROBERT VAN OSTRAND, A SINGLE MAN	DIAMOND RESOURCES CO.	01/19/2012	Weld	3825073	07N	61W	21	S2 SW
STANTON E. VAN OSTRAND & JACQUELINE B. VAN OSTRAND, HUSBAND & WIFE	DIAMOND RESOURCES CO.	01/19/2012	Weld	3825072	07N	61W	21	S2 SW
LINDA B. CHILDERS & WILLIAM D. CHILDERS, HER HUSBAND	DIAMOND RESOURCES CO.	01/13/2012	Weld	3822957	07N	62W	11	N2 NE,SW NE
LINDA B. CHILDERS & WILLIAM D. CHILDERS, HER HUSBAND	DIAMOND RESOURCES CO.	01/13/2012	Weld	3822957	07N	62W	12	NE NW,W2 W2,NE SW
JAMES J. SIMMONS, A/K/A JAMES JACKSON SIMMONS, A MARRIED MAN	DIAMOND RESOURCES CO.	12/21/2011	Weld	3820518	08N	62W	14	N2
JAMES J. SIMMONS, A MARRIED MAN	DIAMOND RESOURCES CO.	12/12/2011	Weld	3820519	08N	62W	13	N2
JAMES J. SIMMONS, A MARRIED MAN	DIAMOND RESOURCES CO.	12/12/2011	Weld	3820519	08N	62W	15	N2

WELD COUNTY, COLORADO, A POLITICAL SUBDIVISION OF THE STATE OF COLORADO ACTING BY & THROUGH THE BOARD OF COUNTY COMMISSIONERS OF THE COUNTY OF WELD	DIAMOND RESOURCES CO.	03/05/2012	Weld	3830089	02N	64W	13
PART OF NW/4: BEGINNING AT NW CORNER, THENCE N 89 DEGREES 9 MINUTES 11 SECONDS E 5.58 FT., THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 2,834.79 FT., AN ARC LENGTH OF 374.78 FT. AND A CHORD WHICH BEARS S 4 DEGREES 44 MINUTES 23 SECONDS E, THENCE S 6 DEGREES 30 MINUTES 21 SECONDS E 768.76 FT., THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 4,531.26 FT., AN ARC LENGTH OF 460.36 FT. AND A CHORD WHICH BEARS S 3 DEGREES 35 MINUTES 43 SECONDS E, THENCE S 89 DEGREES 18 MINUTES 55 SECONDS W 60FT., THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 4,471.26 FT., AN ARC OF 454.27 FT. AND A CHORD WHICH BEARS N 3 DEGREES 35 MINUTES 43 SECONDS W, THENCE N 6 DEGREES 80 MINUTES 21 SECONDS W 239.16 FT., THENCE N 1 DEGREE 39 MINUTES 12 SECONDS W 707.35 FT TO POINT OF BEGINNING. (TRACT #13-3)

JANIS M. NAKUTIN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/19/2012	Weld	3825076	07N	61W	21	S2 SW
SALLY LYNN STERKEL & GARY D. STERKEL, HER HUSBAND	DIAMOND RESOURCES CO.	01/19/2012	Weld	3825075	07N	61W	21	S2 SW
CATHIE E. NIX, A SINGLE WOMAN	DIAMOND RESOURCES CO.	01/18/2012	Weld	3825079	04N	61W	27	LOT A OF NIX EXEMPTION PLAT NO. 047-27-2-RE-2039 RECORDED UNDER RECEPTION #2639098, BEING A PART OF THE NW/4 OF SECTION 27
ELEANOR E. BARKER, A WIDOW	DIAMOND RESOURCES CO.	01/20/2012	Weld	3828016	07N	62W	10	NE
JUDY BRANNBERG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/01/2012	Weld	3829752	07N	62W	12	E2
CLYDE A. NELSON, A/K/A CLYDE NELSON, A MARRIED MAN	DIAMOND RESOURCES CO.	01/26/2012	Weld	3825080	07N	62W	12	E2
NANCY ADELAIDE PENNEY & JAMES FREDRICK PENNEY, HER HUSBAND	DIAMOND RESOURCES CO.	01/11/2012	Weld	3828018	07N	61W	01	S2 NE,SE, LOT1, LOT2
NANCY ADELAIDE PENNEY & JAMES FREDRICK PENNEY, HER HUSBAND	DIAMOND RESOURCES CO.	01/11/2012	Weld	3828018	08N	62W	24	SE,SW
BARBARA NAY RACICH, F/K/A BARBARA LOUISE NAY & RICHARD NICHOLAS RACICH, HER HUSBAND	DIAMOND RESOURCES CO.	01/11/2012	Weld	3828017	07N	61W	01	S2 NE,SE, LOT1, LOT2
BARBARA NAY RACICH, F/K/A BARBARA LOUISE NAY & RICHARD NICHOLAS RACICH, HER HUSBAND	DIAMOND RESOURCES CO.	01/11/2012	Weld	3828017	08N	62W	24	SE,SW
DIANE HARRIS HANSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	02/21/2012	Weld	3832097	06N	61W	31	LOT1
BERNICE M. HENNINGER, A WIDOW	DIAMOND RESOURCES CO.	02/09/2012	Weld	3829755	11N	58W	19	E2 W2,E2, LOT1, LOT2, LOT3, LOT4
BETTY LOUISE HORTON, A WIDOW	DIAMOND RESOURCES CO.	12/28/2011	Weld	3832092	08N	61W	31	NE
JENNIFER S. JONES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2012	Weld	3829756	07N	62W	11	N2 NE,SW NE
JENNIFER S. JONES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2012	Weld	3829756	07N	62W	12	NE NW,W2 W2,NE SW
JENNIFER S. JONES, A MARRIED WOMAN	DIAMOND RESOURCES CO.	01/26/2012	Weld	3829756	07N	62W	13	S2
ROBERT H. GREEN, A SINGLE MAN	DIAMOND RESOURCES CO.	01/12/2012	Weld	3832095	02N	64W	13	LOT A OF RECORDED EXEMPTION NO. 1305-13-3-RE91, RECORDED 11/23/1973 UNDER RECEPTION #1625288, BEING A PART OF THE SW/4 OF SECTION 13,
LLOYD L. HARRIS, A MARRIED MAN	DIAMOND RESOURCES CO.	02/13/2012	Weld	3834331	06N	61W	31	LOT1

MAUDE HENNINGER, A WIDOW, INDIVIDUALLY & AS THE FIFTY PERCENT HEIR OF G. STEWART HENNINGER	DIAMOND RESOURCES CO.	02/17/2012	Weld	3832093	11N	58W	19	E2 W2,E2, LOT1, LOT2, LOT3, LOT4
JAMES VAN OSTRAND, A MARRIED MAN	DIAMOND RESOURCES CO.	01/20/2012	Weld	3829753	07N	61W	21	S2 SW
JAMES VAN OSTRAND, TRUSTEE OF THE GARY VAN OSTRAND LIFETIME BENEFIT TRUST	DIAMOND RESOURCES CO.	01/20/2012	Weld	3829754	07N	61W	21	S2 SW
SAMMY G. ARCHER, A MARRIED MAN	DIAMOND RESOURCES CO.	02/24/2012	Weld	3832096	04N	61W	24
LOTS A & B OF RECORDED EXEMPTION I047-24-3-RE4807, RECEPTION #3583360; LOTS A & B OF RECORDED EXEMPTION I047-24-3-RE2474, RECEPTION #2727499; A 29.48 ACRE PARCEL OF LAND IN THE SW/4 MORE FULLY DESCRIBED AS FOLLOW: COMMENCING AT THE NORTHEAST CORNER OF THE SW/4 OF SECTION 24, THENCE SOUTH 89 DEGREES 48' WEST ALONG THE NORTH LINE OF THE SW/4 2633 FEET TO THE NORTHWEST CORNER OF THE SW/4, THENCE SOUTH 0 DEGREES 02' EAST ALONG THE WEST LINE OF THE SW/4 492 FEET TO THE NORTH RIGHT-OF-WAY LINE OF COUNTY ROAD, THENCE FOLLOWING THE NORTH RIGHT-OF-WAY LINE OF THE COUNTY ROAD, SOUTH 83 DEGREES 30' EAST 685 FEET, THENCE NORTH 83 DEGREES 684 FEET, THENCE NORTH 86 DEGREES EAST 1288 FEET TO A POINT ON THE EAST LINE OF THE SW/4, THENCE NORTH 1 DEGREE 22' WEST ALONG THE EAST LINE OF THE SW/4 407 FEET TO THE POINT OF BEGINNING

HERBERT DUELL & ELAINE DUELL, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	Weld	3836443	09N	61W	03	LOT1, LOT2, LOT3, LOT4
HERBERT DUELL & ELAINE DUELL, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	Weld	3836443	09N	61W	03	S2 N2
RAY DUELL, A MARRIED MAN	DIAMOND RESOURCES CO.	02/10/2012	Weld	3834329	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
LUCILLE DUELL, TRUSTEE OF THE JOHN DUELL FAMILY TRUST	DIAMOND RESOURCES CO.	03/22/2012	Weld	3842659	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
DELLCONN OIL CORPORATION	DIAMOND RESOURCES CO.	02/02/2012	Weld	3836441	07N	60W	01	S2 NW, LOT3, LOT4
DONALD R. HARRIS, II, A MARRIED MAN	DIAMOND RESOURCES CO.	02/21/2012	Weld	3834330	06N	61W	31	LOT1
DONNA CRAFT, A WIDOW	DIAMOND RESOURCES CO.	12/27/2011	Weld	3832099	10N	61W	26	SW
CLYDE A. NELSON, A MARRIED MAN	DIAMOND RESOURCES CO.	03/14/2012	Weld	3836444	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
DAVE DUELL & BONNIE DUELL, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	Weld	3836445	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
JUDY BRANNBERG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/05/2012	Weld	3834326	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
JOHN T. GREGG & REBECCA B. GREGG, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	Weld	3834327	04N	61W	25	NE SE,N2
JOHN T. GREGG & REBECCA B. GREGG, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	Weld	3834327	04N	61W	27	E2 NE,W/2 NE/4 EAST OF DITCH,
JOHN T. GREGG & REBECCA B. GREGG, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	Weld	3834327	04N	61W	33	NE
JOHN T. GREGG & REBECCA B. GREGG, HUSBAND & WIFE	DIAMOND RESOURCES CO.	03/05/2012	Weld	3834327	04N	61W	28	SE
KENNETH D. JACOBS, A WIDOWER	DIAMOND RESOURCES CO.	03/20/2012	Weld	3842651	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
BETTIE KAYE MILLER, A WIDOW	DIAMOND RESOURCES CO.	03/29/2012	Weld	3842656	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
HELEN CREWS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/14/2012	Weld	3836442	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
TERRI HARRIS KAWAKAMI, A SINGLE WOMAN	DIAMOND RESOURCES CO.	02/21/2012	Weld	3840280	06N	61W	31	LOT1
KATHY DORN WALKER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/02/2012	Weld	3840281	06N	61W	31	LOT1

LARRY D. DUELL, A MARRIED MAN	DIAMOND RESOURCES CO.	03/27/2012	Weld	3840279	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
CLARA JANE WATERWORTH, A/K/A JANE WATERWORTH, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/29/2012	Weld	3840285	11N	58W	19	E2 W2,E2, LOT1, LOT2, LOT3, LOT4
HERSCHEL ANTHONY POTTS, ATTORNEY-IN-FACT FOR ETHEL W. POTTS	DIAMOND RESOURCES CO.	03/26/2012	Weld	3840283	04N	61W	27	E2 SW
LYDIA PATTERSON INSTITUTE	DIAMOND RESOURCES CO.	03/05/2012	Weld	3842658	07N	61W	01	S2 NE,SE, LOT1, LOT2
LYDIA PATTERSON INSTITUTE	DIAMOND RESOURCES CO.	03/05/2012	Weld	3842658	07N	61W	24	E2 SW,W2 SW
FRED E. COZZENS, PEARL H. COZZENS & ELMER DEAN COZZENS, TRUSTEES OF THE COZZENS LIVING TRUST DATED AUGUST 25, 2010	DIAMOND RESOURCES CO.	03/20/2012	Weld	3842660	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
CYNTHIA M. SPURLOCK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/20/2012	Weld	3842657	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
MARLYS K. ALLISON, A WIDOW	DIAMOND RESOURCES CO.	03/27/2012	Weld	3840278	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
BRUCE G. DUELL, A MARRIED MAN	DIAMOND RESOURCES CO.	03/27/2012	Weld	3842655	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
CAROL S. FOWLER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/20/2012	Weld	3842652	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
IRENE DUELL, A WIDOW	DIAMOND RESOURCES CO.	03/27/2012	Weld	3842653	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
ARDIS L. KERNS, A/K/A ARDIS KERNS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/14/2012	Weld	3840282	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
LOIS E. KNITTLE & TONY D. KNITTLE, HER HUSBAND	DIAMOND RESOURCES CO.	03/23/2012	Weld	3842654	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
MARK STERLING RIDER, A SINGLE MAN	DIAMOND RESOURCES CO.	03/27/2012	Weld	3840284	07N	60W	01	S2 NW, LOT3, LOT4
MIRIAM R. KEY AND WALLACE E. KEY, HER HUSBAND	DIAMOND RESOURCES CO.	03/22/2012	Weld	3842661	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
MARTHA H. SALSER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	03/23/2012	Weld	3842662	09N	61W	03	S2 N2, LOT1, LOT2, LOT3, LOT4
WELD COUNTY, COLORADO, A POLITICAL SUBDIVISION OF THE STATE OF COLORADO ACTING BY AND THROUGH THE BOARD OF COUNTY COMMISSIONERS OF THE COUNTY OF WELD	CONTINENTAL RESOURCES, INC.	09/17/2012	Weld	3876181	08N	62W	24
TRACT 5: "A STRIP OF LAND 20 FEET WIDE ADJACENT AND NORTH OF THE PRESENT HIGHWAY RIGHT-OF-WAY, EXTENDING WESTWARD APPROXIMATELY 5280 FEET FROM THE EAST BOUNDARY LINE OF SECTION 24, TO THE WEST BOUNDARY LINE OF SAID SECTION, TOWNSHIP 8 NORTH, RANGE 62, WEST OF THE 6TH, P.M., CONTAINING 2.42 ACRES."

EDWARD M. ROBINSON, A SINGLE MAN	DIAMOND OPERATING, INC.	07/29/2010	Weld	3711059	09N	61W	04	S2 NE, LOT1, LOT2
C. WAYNE SMITH, A WIDOWER	DIAMOND OPERATING, INC.	07/28/2010	Weld	3711058	09N	61W	04	S2 NE, LOT1, LOT2
WILLIAM EARL SMITH AND MERILYNNE R. SMITH, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	07/29/2010	Weld	3720659	09N	61W	04	S2 NE, LOT1, LOT2
EARL J. ROBINSON AND MARY M. ROBINSON, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	07/29/2010	Weld	3714319	09N	61W	04	S2 NE, LOT1, LOT2
FRANKLIN R. GRAY, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	08/27/2010	Weld	3727574	09N	61W	4	S2 NE, LOT1, LOT2
B. THOMAS GRAY, A/K/A BRETT T. GRAY, A MARRIED MAN	DIAMOND OPERATING, INC.	08/27/2010	Weld	3729821	09N	61W	4	S2 NE, LOT1, LOT2
SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	09/22/2010	Weld	3724812	09N	61W	4	S2 NE, LOT1, LOT2

RONALD J. SCHULTZ, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	09/30/2010	Weld	3724811	09N	61W	4	S2 NE, LOT1, LOT2
DIANA LEE MARTINEZ, A WIDOW	DIAMOND RESOURCES CO.	09/20/2013	Weld	3975656	10N	61W	32	SE

Wells

	API	OPERATOR	WELL	SEC	TWP	RNG	COUNTY	ST	CLR WI BPO	CLR NRI BPO	CLR WI APO	CLR NRI APO
											200%	200%

1	0512334825	CONTINENTAL RESOURCES, INC.	BUCHNER 1-2H	2, 11	7N	60W	WELD	CO	0.97796398	0.78237120	0.69255460	0.55404370
2	0512336703	CONTINENTAL RESOURCES, INC.	BUCHNER 2-2H	2, 11	7N	60W	WELD	CO	0.97796398	0.78237119	0.69255460	0.55404370
3	0512334697	CONTINENTAL RESOURCES, INC.	DUNN 1-13H	13, 24	8N	62W	WELD	CO	0.80064828	0.64020330	0.58007188	0.46434311
4	0512334199	CONTINENTAL RESOURCES, INC.	HAHN 1-4H	4	7N	62W	WELD	CO	1.00000000	0.83755851	0.49921997	0.39937599
5	0512335277	CONTINENTAL RESOURCES, INC.	LEGGETT 1-5H	5	7N	60W	WELD	CO	0.84499938	0.68290075	0.49993751	0.39995002
6	0512333692	CONTINENTAL RESOURCES, INC.	MARCONI 1-1H	1, 12	7N	62W	WELD	CO	0.81277956	0.66589079	0.58171875	0.47958798
7	0512334205	CONTINENTAL RESOURCES, INC.	PERRIN 1-10H	10	7N	62W	WELD	CO	0.50000000	0.40172120	0.47705078	0.38164063
8	0512334144	CONTINENTAL RESOURCES, INC.	PLANCK 1-14H	14, 23	8N	62W	WELD	CO	0.86302084	0.69304037	0.85989584	0.69030599
9	0512334880	CONTINENTAL RESOURCES, INC.	REINES 1-1H	1	7N	60W	WELD	CO	0.91631730	0.73491254	0.35899945	0.28719955
10	0512334161	CONTINENTAL RESOURCES, INC.	STAUDINGER 1-31H	6, 31	7N, 8N	61W	WELD	CO	0.84893519	0.70213746	0.53479790	0.45018522
11	0512336841	CONTINENTAL RESOURCES, INC.	WALLACH 1-8H	8	7N	61W	WELD	CO	1.00000000	0.80809896	0.50000000	0.40000000
12	0512332689	BILL BARRETT CORPORATION	CASS FARMS 11-9H	9	7N	62W	WELD	CO	0.03645835	0.02916668	0.03645835	0.02916668
13	0512335246	DJ RESOURCES, LLC	CROW VALLEY-07-62-24-2H	24	7N	62W	WELD	CO	0.00000000	0.00000000	0.15625010	0.12500000
14	0512333954	BILL BARRETT CORPORATION	DUTCH LAKE 12-14H	14	6N	62W	WELD	CO	0.00000000	0.00000000	0.25170313	0.20136250
15	0512336370	CARRIZO OIL & GAS, INC.	GAFFNEY 1-32-8-61	29, 32	8N	61W	WELD	CO	0.25000000	0.20000000	0.25000000	0.20000000
16	0512333090	EOG RESOURCES, INC.	GRAVEL DRAW 9-9H	9	8N	61W	WELD	CO	0.14137500	0.11600000	0.14137500	0.11600000
17	5123336490	BILL BARRETT CORPORATION	GREASEWOOD 09-19H	19	6N	61W	WELD	CO	0.00000000	0.00000000	0.11854688	0.09483750
18	0512336338	CARRIZO OIL & GAS, INC.	PERGAMOS 1-4-34-7-60	4	7N	60W	WELD	CO	0.50000000	0.40000000	0.50000000	0.40000000
19	0512333822	CARRIZO OIL & GAS, INC.	PERGAMOS 1-4-44-7-60	4	7N	60W	WELD	CO	0.49996880	0.39997505	0.49996880	0.39997505
20	0512335804	CARRIZO OIL & GAS, INC.	PERGAMOS 2-4-34-7-60	9	7N	60W	WELD	CO	0.25000000	0.19687500	0.25000000	0.19687500
21	0512333956		PERGAMOS 2-4-44-7-60	9	7N	60W	WELD	CO	0.00000000	0.00000000	0.18750000	0.16218750
22	0512335685	CARRIZO OIL & GAS, INC.	PERGAMOS 3-11-7-60	3	7N	60W	WELD	CO	0.12489462	0.10147688	0.12489462	0.10147688
23	0512336336	CARRIZO OIL & GAS, INC.	PERGAMOS 3-3-7-60	3	7N	60W	WELD	CO	0.12489462	0.10147688	0.12489462	0.10147688
24	0512333955	CARRIZO OIL & GAS, INC.	PERGAMOS 3-44-7-60	3	7N	60W	WELD	CO	0.12489462	0.10147688	0.12489462	0.10147688
25	0512336337	CARRIZO OIL & GAS, INC.	PERGAMOS 4-3-7-60	3	7N	60W	WELD	CO	0.12489462	0.10147688	0.12489462	0.10147688
26	0512335423	CARRIZO OIL & GAS, INC.	PERGAMOS 8-41-7-60	8	7N	60W	WELD	CO	0.25000000	0.20000000	0.25000000	0.20000000
27	0512334279		ORLANDO HILL 22-24-7-60	22	7N	60W	WELD	CO	0.25000000	0.20000000	0.25000000	0.20000000
28	0512333944		Ross 1-2-8-61 (F/K/A Tobler 2-31-8-61)	2	8N	61W	WELD	CO	0.00000000	0.00000000	0.02804688	0.02304688
29	0512338040	BILL BARRETT CORPORATION	ROSENBERG 6-61-30-0164BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
30	0512338037		NW ROSENBERG 6-61-30-0263BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
31	0512337834		NE ROSENBERG 6-61-30-0560BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
32	0512337836		NE ROSENBERG 6-61-30-0857BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
33	0512338039		NW ROSENBERG 6-61-30-0362BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
34	0512337835		NE ROSENBERG 6-61-30-0659BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
35	0512338038		NW ROSENBERG 6-61-30-0461BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
36	0512337837		NE ROSENBERG 6-61-30-0758BH	30	6N	61W	WELD	CO	0.00000000	0.00000000	0.21477503	0.17182002
37	0512336557	CARRIZO OIL & GAS, INC.	SIEVERS 1-3-7-62	3	7N	62W	WELD	CO	0.05228000	0.04182000	0.05228000	0.04182000
38	0512336034	CARRIZO OIL & GAS, INC.	SLICK ROCK 2-17-11-7-60	17	7N	60W	WELD	CO	0.10625000	0.08514078	0.10625000	0.08514078
39	0512335475		WASHBURN GX15-62HN	15	8N	62W	WELD	CO	0.00000000	0.00000000	0.13542188	0.10846777
40	0512334640	MINERAL RESOURCES, INC.	WESTMOOR 5 2-6-2	2	5N	66W	WELD	CO	0.00000000	0.00000000	0.50000000	0.40000000

Lessor	Lessee	Eff Date	County	State	T	R	S	Description L1	Description L2
ADKISSON, KATHERINE	Condor Energy Technology LLC	6/16/13	Morgan	CO	7N	59W	17	NENE
ADKISSON, KATHERINE	Condor Energy Technology LLC	6/16/13	Morgan	CO	7N	59W	17	NENW
ADKISSON, KATHERINE	Condor Energy Technology LLC	6/16/13	Morgan	CO	7N	59W	17	NWNE
ADKISSON, KATHERINE	Condor Energy Technology LLC	6/16/13	Morgan	CO	7N	59W	17	NWNW
ADKISSON, KATHERINE	Condor Energy Technology LLC	6/16/13	Morgan	CO	7N	59W	17	SENE
ADKISSON, KATHERINE	Condor Energy Technology LLC	6/16/13	Morgan	CO	7N	59W	17	SENW
ADKISSON, KATHERINE	Condor Energy Technology LLC	6/16/13	Morgan	CO	7N	59W	17	SWNE
ADKISSON, KATHERINE	Condor Energy Technology LLC	6/16/13	Morgan	CO	7N	59W	17	SWNW
Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/18/11	Weld	CO	6N	60W	5	NENE
Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/18/11	Weld	CO	6N	60W	5	NESE
Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/18/11	Weld	CO	6N	60W	5	NWNE
Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/18/11	Weld	CO	6N	60W	5	NWSE
Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	18	SENE
Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	18	SESE
Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	18	SWNE
Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	18	SWSE
AMBER WAVES, GENERAL PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	17	NWNW
AMBER WAVES, GENERAL PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	17	SENW
AMBER WAVES, GENERAL PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	17	SESW
AMBER WAVES, GENERAL PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	17	NESW
AMBER WAVES, GENERAL PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	17	SESE
AMBER WAVES, GENERAL PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	17	SWSE
AMBER WAVES, GENERAL PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	17	NWSE
AMBER WAVES, GENERAL PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	NESE
AMBER WAVES, GENERAL PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	SWNW	LOT 4
AMBER WAVES, GENERAL PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	SENW	LOT 3
AMBER WAVES, GENERAL PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	SWNW	LOT 2
AMBER WAVES, PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	NWNW
AMBER WAVES, PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	NENW
AMBER WAVES, PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	SENW
AMBER WAVES, PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	SWNW
AMBER WAVES, PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	SWSW
AMBER WAVES, PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	SESW
AMBER WAVES, PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	NESW
AMBER WAVES, PARTNERSHIP	Great Western Oil and Gas	11/8/10	Weld	CO	7N	59W	18	NWSW
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	NESE
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	NESW
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	NWSE
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	SENW
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	SESE
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	SESW
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	SWSE
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	SWSW	lot 4
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	NWSW	lot 3
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	SWNW	lot 2
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	NESW
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	18	SENW
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	31	SESW
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	31	NENW
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	31	NWNW
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	31	NWSW
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	31	SWNW
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	CO	7N	59W	31	SWSW
Anita Brauer, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	31	SWSE
Anita Brauer, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	31	NWNE
Anita Brauer, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	31	NENE
Anita Brauer, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	31	SENE
Anita Brauer, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	31	SWNE
Anita Brauer, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	31	NWSE
Anita Brauer, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	31	SESE
Anita Brauer, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	31	NESE
Anthony Dicroce, a widower	Baseline Minerals, Inc.	7/12/11	Weld	CO	7N	59W	31	NENW
Anthony Dicroce, a widower	Baseline Minerals, Inc.	7/12/11	Weld	CO	7N	59W	31	NESW
Anthony Dicroce, a widower	Baseline Minerals, Inc.	7/12/11	Weld	CO	7N	59W	31	NWNW
Anthony Dicroce, a widower	Baseline Minerals, Inc.	7/12/11	Weld	CO	7N	59W	31	NWSW
Anthony Dicroce, a widower	Baseline Minerals, Inc.	7/12/11	Weld	CO	7N	59W	31	SENW
Anthony Dicroce, a widower	Baseline Minerals, Inc.	7/12/11	Weld	CO	7N	59W	31	SESW
Anthony Dicroce, a widower	Baseline Minerals, Inc.	7/12/11	Weld	CO	7N	59W	31	SWNW
Anthony Dicroce, a widower	Baseline Minerals, Inc.	7/12/11	Weld	CO	7N	59W	31	SWSW
APPLEWICK, EVELYN	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	18	NESE
APPLEWICK, EVELYN	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	18	NWSE
APPLEWICK, EVELYN	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	18	SESE
APPLEWICK, EVELYN	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	18	SWSE
APPLEWICK, EVELYN	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	18	NESE
APPLEWICK, EVELYN	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	18	NWSE
APPLEWICK, EVELYN	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	18	SESE
APPLEWICK, EVELYN	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	18	SWSE
Arnold H. Dillon, individually and as the Personal Representative of the Estate of Marie Dillon, Deceased	Condor Energy Technology LLC	8/26/13	Weld	CO	7N	59W	31
Arnold H. Dillon, individually and as the Personal Representative of the Estate of Marie Dillon, Deceased	Condor Energy Technology LLC	8/26/13	Weld	CO	7N	59W	31
Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	31	NENW
Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	31	NESW
Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	31	NWNW
Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	31	NWSW
Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	31	SENW
Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	31	SESW
Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	31	SWNW
Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	31	SWSW
BERGAM, DOROTHY C.	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	18	SWSE
BERGAM, DOROTHY C.	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	18	NESE
BERGAM, DOROTHY C.	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	18	SESE
BERGAM, DOROTHY C.	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	18	NENE
BERGAM, DOROTHY C.	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	18	NENW
BERGAM, DOROTHY C.	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	18	NWNE
BERGAM, DOROTHY C.	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	18	SENE
BERGAM, DOROTHY C.	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	18	SWNE
BETTY JEAN BOSLEY	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SWNW	LOT 2
BETTY JEAN BOSLEY	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SENW
BETTY JEAN BOSLEY	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SENW	LOT 3
BETTY JEAN BOSLEY	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SWNW	LOT 4
BETTY JEAN BOSLEY	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SESW
BETTY JEAN BOSLEY	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	NESW
BETTY JEAN BOSLEY	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SESE
BETTY JEAN BOSLEY	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SWSE
BETTY JEAN BOSLEY	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	NWSE
BETTY JEAN BOSLEY	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	NESE
Beverly A. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	7N	59W	31	NENW
Beverly A. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	7N	59W	31	NESW
Beverly A. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	7N	59W	31	NWNW
Beverly A. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	7N	59W	31	NWSW
Beverly A. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	7N	59W	31	SENW
Beverly A. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	7N	59W	31	SESW
Beverly A. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	7N	59W	31	SWNW
Beverly A. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	7N	59W	31	SWSW
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	NESE
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	NESW
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	NWSE
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	SENW
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	SESE
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	SESW
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	SWSE
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	SWSW	lot 4
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	NWSW	lot 3
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	SWNW	lot 2
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	NENW
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	NESW
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	NWNW
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	NWSW
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	SENW
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	31	SESW
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	19	SWNW
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	CO	7N	59W	19	SWSW
BLACKRIVER ROYALTIES	Condor Energy Technology LLC	4/19/13	Morgan	CO	7N	59W	18
Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	7N	59W	19	NENE
Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	7N	59W	19	NESE
Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	7N	59W	19	NWNE
Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	7N	59W	19	NWSE
Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	7N	59W	19	SENE
Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	7N	59W	19	SESE
Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	7N	59W	19	SWNE
Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	7N	59W	19	SWSE
BRADBURN, JILL A.	Condor Energy Technology LLC	6/17/13	Morgan	CO	7N	59W	18	NENE
BRADBURN, JILL A.	Condor Energy Technology LLC	6/17/13	Morgan	CO	7N	59W	18	NENW
BRADBURN, JILL A.	Condor Energy Technology LLC	6/17/13	Morgan	CO	7N	59W	18	NWNE
BRADBURN, JILL A.	Condor Energy Technology LLC	6/17/13	Morgan	CO	7N	59W	18	NWNW
BRADBURN, JILL A.	Condor Energy Technology LLC	6/17/13	Morgan	CO	7N	59W	18	SENE
BRADBURN, JILL A.	Condor Energy Technology LLC	6/17/13	Morgan	CO	7N	59W	18	SENW
BRADBURN, JILL A.	Condor Energy Technology LLC	6/17/13	Morgan	CO	7N	59W	18	SWNE
BRADBURN, JILL A.	Condor Energy Technology LLC	6/17/13	Morgan	CO	7N	59W	18	SWNW
BROPHY, MARTHA EARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	NESE
BROPHY, MARTHA EARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	SESE
BROPHY, MARTHA EARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	SWSE
BROPHY, MARTHA EARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	NENE
BROPHY, MARTHA EARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	NENW
BROPHY, MARTHA EARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	NWNE
BROPHY, MARTHA EARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	SENE
BROPHY, MARTHA EARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	SWNE
Bruce Turner	Condor Energy Technology LLC	11/23/12	Weld	CO	7N	59W	18	NENE
Bruce Turner	Condor Energy Technology LLC	11/23/12	Weld	CO	7N	59W	18	NESE
Bruce Turner	Condor Energy Technology LLC	11/23/12	Weld	CO	7N	59W	18	NWNE
Bruce Turner	Condor Energy Technology LLC	11/23/12	Weld	CO	7N	59W	18	NWSE
Bruce Turner	Condor Energy Technology LLC	11/23/12	Weld	CO	7N	59W	18	SENE
Bruce Turner	Condor Energy Technology LLC	11/23/12	Weld	CO	7N	59W	18	SESE
Bruce Turner	Condor Energy Technology LLC	11/23/12	Weld	CO	7N	59W	18	SWNE
Bruce Turner	Condor Energy Technology LLC	11/23/12	Weld	CO	7N	59W	18	SWSE
Carol Shepherd, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	19	NWNE
Carol Shepherd, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	19	NENE
Carol Shepherd, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	19	SENE
Carol Shepherd, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	19	SWNE
Carol Shepherd, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	19	NWSE
Carol Shepherd, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	19	NESE
Carol Shepherd, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	19	SESE
Carol Shepherd, a single woman	Contex Energy Company	2/14/08	Weld	CO	7N	59W	19	SWSE
Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	NENW
Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	NESW
Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	NWNW
Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	NWSW
Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	SENW
Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	SESW
Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	SWNW
Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	SWSW
Cherie Lynn Solomon, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/19/13	Weld	CO	7N	59W	19	NENE
Cherie Lynn Solomon, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	19	NESE
Cherie Lynn Solomon, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	19	NWNE
Cherie Lynn Solomon, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	19	NWSE
Cherie Lynn Solomon, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	19	SENE
Cherie Lynn Solomon, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	19	SESE
Cherie Lynn Solomon, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	19	SWNE
Cherie Lynn Solomon, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	19	SWSE
Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	NENW
Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	NESW
Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	NWNW
Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	NWSW
Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	SENW
Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	SESW
Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	SWNW
Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	19	SWSW
Christopher D. Mabray, a single man	Baseline Minerals, Inc.	8/25/11	Weld	CO	7N	59W	19	NESE
Christopher D. Mabray, a single man	Baseline Minerals, Inc.	8/25/11	Weld	CO	7N	59W	19	NESW
Christopher D. Mabray, a single man	Baseline Minerals, Inc.	8/25/11	Weld	CO	7N	59W	19	NWSE
Christopher D. Mabray, a single man	Baseline Minerals, Inc.	8/25/11	Weld	CO	7N	59W	19	NWSW
Christopher D. Mabray, a single man	Baseline Minerals, Inc.	8/25/11	Weld	CO	7N	59W	19	SESE
Christopher D. Mabray, a single man	Baseline Minerals, Inc.	8/25/11	Weld	CO	7N	59W	19	SESW
Christopher D. Mabray, a single man	Baseline Minerals, Inc.	8/25/11	Weld	CO	7N	59W	19	SWSE
Christopher D. Mabray, a single man	Baseline Minerals, Inc.	8/25/11	Weld	CO	7N	59W	19	SWSW
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	NENW
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	NESW
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	NWNW
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	NWSW
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	SENW
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	SESW
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	SWNW
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	SWSW
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	NESE
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	SESE
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	NWSE
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	SWSE
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	NWNW
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	NWSW
CITY OF WRAY, COLORADO, A MUNICIPAL CORPORATION, R	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	18	SWNW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	19	NENW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	19	NESW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	19	NWNW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	19	NWSW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	19	SENW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	19	SESW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	19	SWNW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	19	SWSW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	NESE
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	NESW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	NWSE
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	NWSW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	SESE
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	SESW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	SWSE
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	SWSW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	NESE
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	NESW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	NWSE
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	SENW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	SESE
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	SESW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	SWSE
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	SWSW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	NWSW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	SWNW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	NWNW
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	NENE
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	NWNE
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	20	SENE
Clarice Colleen Giba Molholm, a widow	Baseline Minerals, Inc.	8/8/11	Weld	CO	7N	59W	20	NENW
Clarice Colleen Giba Molholm, a widow	Baseline Minerals, Inc.	8/8/11	Weld	CO	7N	59W	20	NESW
Clarice Colleen Giba Molholm, a widow	Baseline Minerals, Inc.	8/8/11	Weld	CO	7N	59W	20	NWNW
Clarice Colleen Giba Molholm, a widow	Baseline Minerals, Inc.	8/8/11	Weld	CO	7N	59W	20	NWSW
Clarice Colleen Giba Molholm, a widow	Baseline Minerals, Inc.	8/8/11	Weld	CO	7N	59W	20	SENW
Clarice Colleen Giba Molholm, a widow	Baseline Minerals, Inc.	8/8/11	Weld	CO	7N	59W	20	SESW
Clarice Colleen Giba Molholm, a widow	Baseline Minerals, Inc.	8/8/11	Weld	CO	7N	59W	20	SWNW
Clarice Colleen Giba Molholm, a widow	Baseline Minerals, Inc.	8/8/11	Weld	CO	7N	59W	20	SWSW
Connie L. Green, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/9/13	Weld	CO	7N	59W	20	NENE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	NESE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	NWNE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	NWSE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	SENE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	SESE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	SWNE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	SWSE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	NENE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	NESE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	NWNE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	NWSE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	SENE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	SESE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	SWNE
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	7N	59W	20	SWSE
CORINNE L. CHAPMAN	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SENW
CORINNE L. CHAPMAN	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SESW
CORINNE L. CHAPMAN	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	NESW
CORINNE L. CHAPMAN	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SESE
CORINNE L. CHAPMAN	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SWSE
CORINNE L. CHAPMAN	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	NWSE
CORINNE L. CHAPMAN	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	NESE
CORINNE L. CHAPMAN	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SWNW	LOT 4
CORINNE L. CHAPMAN	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SENW	LOT 3
CORINNE L. CHAPMAN	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	18	SWNW	LOT 2
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	NENE	lot 1
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	NWNE	lot 2
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	NWSE
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	SENE
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	SESE
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	SWNE
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	SWSE
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	NENE
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	NENW
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	NWNE
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	NWNW
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	SENE
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	SENW
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	SWNE
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	SWNW
DAKOTA-TEX OIL COMPANY, A WYOMING CORPORATION	Contex Energy Company	5/11/09	Morgan	CO	7N	59W	18	NESE
Danielle Ullman, A Single Woman	HOP Energies, LLC	10/20/10	Weld	CO	7N	59W	18	S/2, S/2NW/4, NW/4NW/4
Danielle Ullman, A Single Woman	HOP Energies, LLC	10/20/10	Weld	CO	7N	59W	17	S/2
Darlene Kozak Burham, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	20	NENW
Darlene Kozak Burham, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	20	NESW
Darlene Kozak Burham, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	20	NWNW
Darlene Kozak Burham, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	20	NWSW
Darlene Kozak Burham, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	20	SENW
Darlene Kozak Burham, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	20	SESW
Darlene Kozak Burham, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	20	SWNW
Darlene Kozak Burham, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	20	SWSW
Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	59W	20	NENW
Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	59W	20	NESW
Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	59W	20	NWNW
Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	59W	20	NWSW
Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	59W	20	SENW
Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	59W	20	SESW
Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	59W	20	SWNW
Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	59W	20	SWSW
DAVENPORT, JAMES ELTON	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	NESE
DAVENPORT, JAMES ELTON	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	SESE
DAVENPORT, JAMES ELTON	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	SWSE
DAVENPORT, JAMES ELTON	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	NENE
DAVENPORT, JAMES ELTON	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	NENW
DAVENPORT, JAMES ELTON	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	NWNE
DAVENPORT, JAMES ELTON	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	SENE
DAVENPORT, JAMES ELTON	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	18	SWNE
DAVID KELLN	Great Western Oil and Gas	2/10/11	Weld	CO	7N	59W	18	SENW
DAVID KELLN	Great Western Oil and Gas	2/10/11	Weld	CO	7N	59W	18	SESW
DAVID KELLN	Great Western Oil and Gas	2/10/11	Weld	CO	7N	59W	18	NESW
DAVID KELLN	Great Western Oil and Gas	2/10/11	Weld	CO	7N	59W	18	SESE
DAVID KELLN	Great Western Oil and Gas	2/10/11	Weld	CO	7N	59W	18	SWSE
DAVID KELLN	Great Western Oil and Gas	2/10/11	Weld	CO	7N	59W	18	NWSE
DAVID KELLN	Great Western Oil and Gas	2/10/11	Weld	CO	7N	59W	18	NESE
DAVID KELLN	Great Western Oil and Gas	2/10/11	Weld	CO	7N	59W	18	SWNW	LOT 4
DAVID KELLN	Great Western Oil and Gas	2/10/11	Weld	CO	7N	59W	18	SENW	LOT 3
DAVID KELLN	Great Western Oil and Gas	2/10/11	Weld	CO	7N	59W	18	SWNW	LOT 2
David W. Ferguson Trust	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	20	NENW
David W. Ferguson Trust	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	20	NESW
David W. Ferguson Trust	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	20	NWNW
David W. Ferguson Trust	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	20	NWSW
David W. Ferguson Trust	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	20	SENW
David W. Ferguson Trust	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	20	SESW
David W. Ferguson Trust	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	20	SWNW
David W. Ferguson Trust	Baseline Minerals, Inc.	7/18/11	Weld	CO	7N	59W	20	SWSW
DeAnne Wellman Owre	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	18	NENE
DeAnne Wellman Owre	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	18	NESE
DeAnne Wellman Owre	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	18	NWNE
DeAnne Wellman Owre	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	18	NWSE
DeAnne Wellman Owre	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	18	SENE
DeAnne Wellman Owre	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	18	SESE
DeAnne Wellman Owre	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	18	SWNE
DeAnne Wellman Owre	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	18	SWSE
DELBERT EICHINGER AND JO ANN EICHINGER	Great Western Oil and Gas	1/20/11	Weld	CO	7N	59W	18	SENW
DELBERT EICHINGER AND JO ANN EICHINGER	Great Western Oil and Gas	1/20/11	Weld	CO	7N	59W	18	SESW
DELBERT EICHINGER AND JO ANN EICHINGER	Great Western Oil and Gas	1/20/11	Weld	CO	7N	59W	18	NESW
DELBERT EICHINGER AND JO ANN EICHINGER	Great Western Oil and Gas	1/20/11	Weld	CO	7N	59W	18	SESE
DELBERT EICHINGER AND JO ANN EICHINGER	Great Western Oil and Gas	1/20/11	Weld	CO	7N	59W	18	SWSE
DELBERT EICHINGER AND JO ANN EICHINGER	Great Western Oil and Gas	1/20/11	Weld	CO	7N	59W	18	NWSE
DELBERT EICHINGER AND JO ANN EICHINGER	Great Western Oil and Gas	1/20/11	Weld	CO	7N	59W	18	NESE
DELBERT EICHINGER AND JO ANN EICHINGER	Great Western Oil and Gas	1/20/11	Weld	CO	7N	59W	18	SWNW	LOT 4
DELBERT EICHINGER AND JO ANN EICHINGER	Great Western Oil and Gas	1/20/11	Weld	CO	7N	59W	18	SENW	LOT 3
DELBERT EICHINGER AND JO ANN EICHINGER	Great Western Oil and Gas	1/20/11	Weld	CO	7N	59W	18	SWNW	LOT 2
Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	Baseline Minerals, Inc.	9/21/11	Weld	CO	7N	59W	20	NENW
Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	Baseline Minerals, Inc.	9/21/11	Weld	CO	7N	59W	20	NESW
Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	Baseline Minerals, Inc.	9/21/11	Weld	CO	7N	59W	20	NWNW
Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	Baseline Minerals, Inc.	9/21/11	Weld	CO	7N	59W	20	NWSW
Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	Baseline Minerals, Inc.	9/21/11	Weld	CO	7N	59W	20	SENW
Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	Baseline Minerals, Inc.	9/21/11	Weld	CO	7N	59W	20	SESW
Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	Baseline Minerals, Inc.	9/21/11	Weld	CO	7N	59W	20	SWNW
Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	Baseline Minerals, Inc.	9/21/11	Weld	CO	7N	59W	20	SWSW
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/12/13	Weld	CO	7N	59W	20	NENE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	NESE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	NWNE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	NWSE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	SENE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	SESE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	SWNE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	SWSE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	NENE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	NESE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	NWNE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	NWSE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	SENE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	SESE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	SWNE
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	59W	20	SWSE
DILLER, MARILYNN L.	Baseline Minerals, Inc.	7/9/10	Morgan	CO	7N	59W	18	NESE
DILLER, MARILYNN L.	Baseline Minerals, Inc.	7/9/10	Morgan	CO	7N	59W	18	SESE
DILLER, MARILYNN L.	Baseline Minerals, Inc.	7/9/10	Morgan	CO	7N	59W	18	SWSE
DILLER, MARILYNN L.	Baseline Minerals, Inc.	7/9/10	Morgan	CO	7N	59W	18	NENE
DILLER, MARILYNN L.	Baseline Minerals, Inc.	7/9/10	Morgan	CO	7N	59W	18	NENW
DILLER, MARILYNN L.	Baseline Minerals, Inc.	7/9/10	Morgan	CO	7N	59W	18	NWNE
DILLER, MARILYNN L.	Baseline Minerals, Inc.	7/9/10	Morgan	CO	7N	59W	18	SENE
DILLER, MARILYNN L.	Baseline Minerals, Inc.	7/9/10	Morgan	CO	7N	59W	18	SWNE
Donald E. Olson and Margaret Olson	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	SESW
Donald E. Olson and Margaret Olson	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	SENW
Donald E. Olson and Margaret Olson	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	NESW
Donald E. Olson and Margaret Olson	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	SWNW	Lot 4
Donald E. Olson and Margaret Olson	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	SENW	Lot 3
Donald E. Olson and Margaret Olson	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	SWNW	LOT 2
DONALD KELIN	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SWNW	LOT 2
DONALD KELIN	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SENW
DONALD KELIN	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SENW	LOT 3
DONALD KELIN	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SWNW	LOT 4
DONALD KELIN	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SESW
DONALD KELIN	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	NESW
DONALD KELIN	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SESE
DONALD KELIN	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SWSE
DONALD KELIN	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	NWSE
DONALD KELIN	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	NESE
DORIS / LYNN SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	NWNW
DORIS / LYNN SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	NENW
DORIS / LYNN SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	SENW
DORIS / LYNN SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	SWNW
DORIS / LYNN SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	SWSW
DORIS / LYNN SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	SESW
DORIS / LYNN SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	NESW
DORIS / LYNN SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	NWSW
DORIS L. JOHNSTON AND RALPH JOHNSTON	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	SESW
DORIS L. JOHNSTON AND RALPH JOHNSTON	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	NESW
DORIS L. JOHNSTON AND RALPH JOHNSTON	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	SESE
DORIS L. JOHNSTON AND RALPH JOHNSTON	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	SWSE
DORIS L. JOHNSTON AND RALPH JOHNSTON	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	NWSE
DORIS L. JOHNSTON AND RALPH JOHNSTON	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	NESE
DORIS L. JOHNSTON AND RALPH JOHNSTON	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	SWNW	LOT 4
DORIS L. JOHNSTON AND RALPH JOHNSTON	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	SENW	LOT 3
DORIS L. JOHNSTON AND RALPH JOHNSTON	Great Western Oil and Gas	12/16/10	Weld	CO	7N	59W	18	SWNW	LOT 2
Doris L. Poush, a widow	Baseline Minerals, Inc.	11/3/10	Weld	CO	7N	59W	20	NESW
Doris L. Poush, a widow	Baseline Minerals, Inc.	11/3/10	Weld	CO	7N	59W	20	SESW
Doris L. Poush, a widow	Baseline Minerals, Inc.	11/3/10	Weld	CO	7N	59W	20	SWSW
Doris L. Poush, a widow	Baseline Minerals, Inc.	11/3/10	Weld	CO	7N	59W	20	NWSE
Doris L. Poush, a widow	Baseline Minerals, Inc.	11/3/10	Weld	CO	7N	59W	20	NESE
Doris L. Poush, a widow	Baseline Minerals, Inc.	11/3/10	Weld	CO	7N	60W	13	SESE
Doris L. Poush, a widow	Baseline Minerals, Inc.	11/3/10	Weld	CO	7N	60W	13	SWSE
Doris L. Poush, a widow	Baseline Minerals, Inc.	11/3/10	Weld	CO	7N	60W	24	NWSW
DORIS SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	NWNW
DORIS SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	NENW
DORIS SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	SENW
DORIS SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	SWNW
DORIS SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	SWSW
DORIS SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	SESW
DORIS SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	NESW
DORIS SCHILD	Great Western Oil and Gas	12/9/10	Weld	CO	7N	59W	18	NWSW
Dorothy A. Menzies, a widow	Baseline Minerals, Inc.	7/22/11	Weld	CO	7N	60W	24	NENW
Dorothy A. Menzies, a widow	Baseline Minerals, Inc.	7/22/11	Weld	CO	7N	60W	24	NESW
Dorothy A. Menzies, a widow	Baseline Minerals, Inc.	7/22/11	Weld	CO	7N	60W	24	NWNW
Dorothy A. Menzies, a widow	Baseline Minerals, Inc.	7/22/11	Weld	CO	7N	60W	24	NWSW
Dorothy A. Menzies, a widow	Baseline Minerals, Inc.	7/22/11	Weld	CO	7N	60W	24	SENW
Dorothy A. Menzies, a widow	Baseline Minerals, Inc.	7/22/11	Weld	CO	7N	60W	16	SESW
Dorothy A. Menzies, a widow	Baseline Minerals, Inc.	7/22/11	Weld	CO	7N	60W	16	SWNW
Dorothy A. Menzies, a widow	Baseline Minerals, Inc.	7/22/11	Weld	CO	7N	60W	16	SWSW
Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/18/11	Weld	CO	7N	60W	16	NENW
Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/18/11	Weld	CO	7N	60W	16	NESW
Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/18/11	Weld	CO	7N	60W	16	NWNW
Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/18/11	Weld	CO	7N	60W	16	NWSW
Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/18/11	Weld	CO	7N	60W	16	SENW
Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/18/11	Weld	CO	7N	60W	16	SESW
Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/18/11	Weld	CO	7N	60W	16	SWNW
Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/18/11	Weld	CO	7N	60W	16	SWSW
EDGAR L MCVAY AND ROSALYN M MCVAY	Great Western Oil and Gas	12/22/10	Weld	CO	7N	59W	18	SENW
EDGAR L MCVAY AND ROSALYN M MCVAY	Great Western Oil and Gas	12/22/10	Weld	CO	7N	59W	18	SESW
EDGAR L MCVAY AND ROSALYN M MCVAY	Great Western Oil and Gas	12/22/10	Weld	CO	7N	59W	18	NESW
EDGAR L MCVAY AND ROSALYN M MCVAY	Great Western Oil and Gas	12/22/10	Weld	CO	7N	59W	18	SWNW	LOT 4
EDGAR L MCVAY AND ROSALYN M MCVAY	Great Western Oil and Gas	12/22/10	Weld	CO	7N	59W	18	SENW	LOT 3
EDGAR L MCVAY AND ROSALYN M MCVAY	Great Western Oil and Gas	12/22/10	Weld	CO	7N	59W	18	SWNW	LOT 2
Eileen Louise Dean, a single woman	Contex Energy Company	6/27/11	Weld	CO	7N	60W	16	NENE
Eileen Louise Dean, a single woman	Contex Energy Company	6/27/11	Weld	CO	7N	60W	16	NENW
Eileen Louise Dean, a single woman	Contex Energy Company	6/27/11	Weld	CO	7N	60W	16	NWNE
Eileen Louise Dean, a single woman	Contex Energy Company	6/27/11	Weld	CO	7N	60W	16	SENE
Eileen Louise Dean, a single woman	Contex Energy Company	6/27/11	Weld	CO	7N	60W	16	SENW
Eileen Louise Dean, a single woman	Contex Energy Company	6/27/11	Weld	CO	7N	59W	18	SWNE
Eileen Louise Dean, a single woman	Contex Energy Company	6/27/11	Weld	CO	7N	59W	18	SWNW	lot 2
Eileen Louise Dean, a single woman	Contex Energy Company	6/27/11	Weld	CO	7N	59W	18	NWNW	lot 1
ELIZABETH HARRIS	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SENW
ELIZABETH HARRIS	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SESW
ELIZABETH HARRIS	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	NESW
ELIZABETH HARRIS	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SESE
ELIZABETH HARRIS	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SWSE
ELIZABETH HARRIS	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	NWSE
ELIZABETH HARRIS	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	NESE
ELIZABETH HARRIS	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SWNW	LOT 4
ELIZABETH HARRIS	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SENW	LOT 3
ELIZABETH HARRIS	Great Western Oil and Gas	2/3/11	Weld	CO	7N	59W	18	SWNW	LOT 2
Elmer Gene Willoughby, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	8/19/13	Weld	CO	7N	59W	18	SESE
Elmer Gene Willoughby, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	18	NWNE
Elmer Gene Willoughby, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	18	NENE
Elmer Gene Willoughby, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	18	SENE
Elmer Gene Willoughby, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	18	SWNE
Elmer Gene Willoughby, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	18	NWSE
Elmer Gene Willoughby, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	18	NESE
Elmer Gene Willoughby, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	7N	59W	18	SWSE
Estate of Mike Pop	Condor Energy Technology LLC	4/23/13	Morgan	CO	7N	59W	18	E/2
Eugene A. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	7N	59W	18	NENW
Eugene A. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	7N	59W	18	NESW
Eugene A. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	7N	59W	18	NWNW
Eugene A. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	7N	59W	18	NWSW
Eugene A. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	7N	59W	18	SENW
Eugene A. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	7N	59W	18	SESW
Eugene A. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	7N	59W	18	SWNW
Eugene A. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	7N	59W	18	SWSW
FORD TRUST, JOHN E.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	18	NESE
FORD TRUST, JOHN E.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	NESW
FORD TRUST, JOHN E.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	NWSE
FORD TRUST, JOHN E.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	SESE
FORD TRUST, JOHN E.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	SESW
FORD TRUST, JOHN E.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	SWSW	lot 4
FORD TRUST, JOHN E.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	NWSW	lot 3
FORD TRUST, JOHN E.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	SWSE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	NWNE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	NENE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	NENW
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	NESE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	NESW
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	NWNW
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	NWSE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	NWSW
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	21	SENE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	22	SENW
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	22	SESE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	22	SESW
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	22	SWNE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	28	SWNW
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	28	SWSE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	28	SWSW
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	28	NENE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	28	NENW
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	28	NWNE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	28	SENE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	28	SENW
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	28	SWNE
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	28	SWNW	lot 2
FORD, PATTY L.	Baseline Minerals, Inc.	12/13/13	Weld	CO	7N	59W	28	NWNW	lot 1
Fred Joseph Radosevich, a widower	Baseline Minerals, Inc.	9/8/11	Weld	CO	7N	59W	18	NENW
Fred Joseph Radosevich, a widower	Baseline Minerals, Inc.	9/8/11	Weld	CO	7N	59W	18	NESW
Fred Joseph Radosevich, a widower	Baseline Minerals, Inc.	9/8/11	Weld	CO	7N	59W	18	NWNW
Fred Joseph Radosevich, a widower	Baseline Minerals, Inc.	9/8/11	Weld	CO	7N	59W	18	NWSW

Fred Joseph Radosevich, a widower	Baseline Minerals, Inc.	9/8/11	Weld	CO	7N	59W	18	SENW
Fred Joseph Radosevich, a widower	Baseline Minerals, Inc.	9/8/11	Weld	CO	7N	59W	18	SESW
Fred Joseph Radosevich, a widower	Baseline Minerals, Inc.	9/8/11	Weld	CO	7N	59W	18	SWNW
Fred Joseph Radosevich, a widower	Baseline Minerals, Inc.	9/8/11	Weld	CO	7N	59W	18	SWSW
Freeman Investments	Condor Energy Technology LLC	11/27/12	Weld	CO	7N	59W	18	e/2
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NENE
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NENW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NESE
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NESW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWNE
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWNW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWSE
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWSW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SENE
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SENW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SESE
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SESW

FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWNE
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWNW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWSE
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWSW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NENW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NESW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWNW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWSW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SENW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SESW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWNW
FRICK, LORI A.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWSW
GLEN SCHILD AND ANNA SCHILD	Great Western Oil and Gas	12/29/10	Weld	CO	7N	59W	28	SENW
GLEN SCHILD AND ANNA SCHILD	Great Western Oil and Gas	12/29/10	Weld	CO	7N	59W	28	SESW
GLEN SCHILD AND ANNA SCHILD	Great Western Oil and Gas	12/29/10	Weld	CO	7N	59W	28	SWNW	LOT 4
GLEN SCHILD AND ANNA SCHILD	Great Western Oil and Gas	12/29/10	Weld	CO	7N	59W	28	SENW	LOT 3
GLEN SCHILD AND ANNA SCHILD	Great Western Oil and Gas	12/29/10	Weld	CO	7N	59W	28	SWNW	LOT 2

Gloria Memorich Tarasar, a widow	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	18	NENW
Gloria Memorich Tarasar, a widow	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	18	NESW
Gloria Memorich Tarasar, a widow	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	18	NWNW
Gloria Memorich Tarasar, a widow	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	18	NWSW
Gloria Memorich Tarasar, a widow	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	18	SENW
Gloria Memorich Tarasar, a widow	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	18	SESW
Gloria Memorich Tarasar, a widow	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	18	SWNW
Gloria Memorich Tarasar, a widow	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	18	SWSW
GOSPEL OUTREACH	Condor Energy Technology LLC	5/29/13	Weld	CO	7N	59W	28	NWSW
GOSPEL OUTREACH	Condor Energy Technology LLC	5/29/13	Weld	CO	7N	59W	28	SWSW
GOSPEL OUTREACH	Condor Energy Technology LLC	5/29/13	Weld	CO	7N	59W	28	NESW
GOSPEL OUTREACH	Condor Energy Technology LLC	5/29/13	Weld	CO	7N	59W	28	SESW
GOSPEL OUTREACH	Condor Energy Technology LLC	5/29/13	Weld	CO	7N	59W	28	NWSE
GOSPEL OUTREACH	Condor Energy Technology LLC	5/29/13	Weld	CO	7N	59W	28	SWSE
GOSPEL OUTREACH	Condor Energy Technology LLC	5/29/13	Weld	CO	7N	59W	28	NESE
GOSPEL OUTREACH	Condor Energy Technology LLC	5/29/13	Weld	CO	7N	59W	28	SESE
GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	NENE	lot 1

GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	NENW	lot 3
GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	NESE
GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	NESW
GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	NWNE	lot 2
GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	NWNW	lot 4
GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	SENE
GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	SENW
GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	SWNE
GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	SWNW	lot 5
GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	SWSE
GUYETTE, SHERILL A.	Condor Energy Technology LLC	6/23/13	Morgan	CO	7N	59W	28	SWSW	lot 7
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	NENW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	NESW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	NWNW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	NWSW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	SENW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	SESW

GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	SWNW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	SWSW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	NENW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	NESW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	NWNW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	NWSW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	SENW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	SESW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	SWNW
GUYETTE, SHERILL ANN	Condor Energy Technology LLC	8/4/13	Weld	CO	7N	59W	28	SWSW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NENE
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NENW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NESE
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NESW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWNE
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWNW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWSE

HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWSW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SENE
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SENW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SESE
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SESW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWNE
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWNW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWSE
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWSW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NENW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NESW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWNW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	NWSW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SENW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SESW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWNW
HAHN, KENDA M.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	28	SWSW
HAIGHT, EVELYN L.	Baseline Minerals, Inc.	7/6/10	Morgan	CO	7N	59W	28	NESE

HAIGHT, EVELYN L.	Baseline Minerals, Inc.	7/6/10	Morgan	CO	7N	59W	28	SESE
HAIGHT, EVELYN L.	Baseline Minerals, Inc.	7/6/10	Morgan	CO	7N	59W	28	SWSE
HAIGHT, EVELYN L.	Baseline Minerals, Inc.	7/6/10	Morgan	CO	7N	59W	28	NENE
HAIGHT, EVELYN L.	Baseline Minerals, Inc.	7/6/10	Morgan	CO	7N	59W	28	NENW
HAIGHT, EVELYN L.	Baseline Minerals, Inc.	7/6/10	Morgan	CO	7N	59W	28	NWNE
HAIGHT, EVELYN L.	Baseline Minerals, Inc.	7/6/10	Morgan	CO	7N	59W	28	SENE
HAIGHT, EVELYN L.	Baseline Minerals, Inc.	7/6/10	Morgan	CO	7N	59W	28	SWNE
HEEB, JAMES E.	Baseline Minerals, Inc.	6/21/10	Morgan	CO	7N	59W	28	NESW
HEEB, JAMES E.	Baseline Minerals, Inc.	6/21/10	Morgan	CO	7N	59W	28	SESW
HEEB, JAMES E.	Baseline Minerals, Inc.	6/21/10	Morgan	CO	7N	59W	28	SWSW	lot 4
HEEB, STANLEY D.	Baseline Minerals, Inc.	6/21/10	Morgan	CO	7N	59W	28	NESW
HEEB, STANLEY D.	Baseline Minerals, Inc.	6/21/10	Morgan	CO	7N	59W	28	SESW
HEEB, STANLEY D.	Baseline Minerals, Inc.	6/21/10	Morgan	CO	7N	59W	28	SWSW	lot 4
HEISER, KAREN	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	NENW
HEISER, KAREN	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	NESW
HEISER, KAREN	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	NWNW
HEISER, KAREN	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	NWSW
HEISER, KAREN	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	SENW
HEISER, KAREN	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	SESW
HEISER, KAREN	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	SWNW
HEISER, KAREN	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	SWSW
HEISER, LESLIE PAUL	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	NENW
HEISER, LESLIE PAUL	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	NESW
HEISER, LESLIE PAUL	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	NWNW

HEISER, LESLIE PAUL	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	NWSW
HEISER, LESLIE PAUL	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	SENW
HEISER, LESLIE PAUL	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	SESW
HEISER, LESLIE PAUL	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	SWNW
HEISER, LESLIE PAUL	Condor Energy Technology LLC	8/5/13	Weld	CO	7N	59W	28	SWSW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NENE
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NENW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NESE
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NESW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NWNE
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NWNW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NWSE
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NWSW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SENE
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SENW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SESE
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SESW

HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SWNE
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SWNW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SWSE
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SWSW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NENW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NESW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NWNW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	NWSW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SENW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SESW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SWNW
HELLYER, RICHARD III	Condor Energy Technology LLC	9/7/13	Morgan	CO	7N	59W	28	SWSW
HODGES, BENJAMIN A.	Condor Energy Technology LLC	6/15/13	Morgan	CO	7N	59W	28	SENE
HODGES, BENJAMIN A.	Condor Energy Technology LLC	6/15/13	Morgan	CO	7N	59W	28	NENE
HODGES, BENJAMIN A.	Condor Energy Technology LLC	6/15/13	Morgan	CO	7N	59W	28	NESE
HODGES, BENJAMIN A.	Condor Energy Technology LLC	6/15/13	Morgan	CO	7N	59W	28	NWNE
HODGES, BENJAMIN A.	Condor Energy Technology LLC	6/15/13	Morgan	CO	7N	59W	28	NWSE

HODGES, BENJAMIN A.	Condor Energy Technology LLC	6/15/13	Morgan	CO	7N	59W	28	SESE
HODGES, BENJAMIN A.	Condor Energy Technology LLC	6/15/13	Morgan	CO	7N	59W	28	SWNE
HODGES, BENJAMIN A.	Condor Energy Technology LLC	6/15/13	Morgan	CO	7N	59W	28	SWSE
HOFF, BARBARA J.	Condor Energy Technology LLC	7/30/13	Weld	CO	7N	59W	28	NENW
HOFF, BARBARA J.	Condor Energy Technology LLC	7/30/13	Weld	CO	7N	59W	28	NESW
HOFF, BARBARA J.	Condor Energy Technology LLC	7/30/13	Weld	CO	7N	59W	28	NWNW
HOFF, BARBARA J.	Condor Energy Technology LLC	7/30/13	Weld	CO	7N	59W	28	NWSW
HOFF, BARBARA J.	Condor Energy Technology LLC	7/30/13	Weld	CO	7N	59W	28	SENW
HOFF, BARBARA J.	Condor Energy Technology LLC	7/30/13	Weld	CO	7N	59W	28	SESW
HOFF, BARBARA J.	Condor Energy Technology LLC	7/30/13	Weld	CO	7N	59W	28	SWNW
HOFF, BARBARA J.	Condor Energy Technology LLC	7/30/13	Weld	CO	7N	59W	28	SWSW
Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	18	NENW
Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	18	NESW
Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	18	NWNW

Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	18	NWSW
Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	18	SENW
Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	18	SESW
Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	18	SWNW
Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	7N	59W	18	SWSW
Howard K. Dean, Jr. and Dalma Dean, husband and wife	Contex Energy Company	1/28/08	Weld	CO	7N	59W	18	NENW
Howard K. Dean, Jr. and Dalma Dean, husband and wife	Contex Energy Company	1/28/08	Weld	CO	7N	59W	18	NWNE
Howard K. Dean, Jr. and Dalma Dean, husband and wife	Contex Energy Company	1/28/08	Weld	CO	7N	59W	18	NENE
Howard K. Dean, Jr. and Dalma Dean, husband and wife	Contex Energy Company	1/28/08	Weld	CO	7N	59W	18	SENE
Howard K. Dean, Jr. and Dalma Dean, husband and wife	Contex Energy Company	1/28/08	Weld	CO	7N	59W	18	SWNE
Howard K. Dean, Jr. and Dalma Dean, husband and wife	Contex Energy Company	1/28/08	Weld	CO	7N	59W	18	SENW
Howard K. Dean, Jr. and Dalma Dean, husband and wife	Contex Energy Company	1/28/08	Weld	CO	7N	59W	18	SWNW	lot 2

Howard K. Dean, Jr. and Dalma Dean, husband and wife	Contex Energy Company	1/28/08	Weld	CO	7N	60W	23	NWNW	lot 1
Iris Lee Memovich Swaggerty Turk, a widow	Baseline Minerals, Inc.	8/16/11	Weld	CO	7N	60W	23	NENW
Iris Lee Memovich Swaggerty Turk, a widow	Baseline Minerals, Inc.	8/16/11	Weld	CO	7N	60W	23	NESW
Iris Lee Memovich Swaggerty Turk, a widow	Baseline Minerals, Inc.	8/16/11	Weld	CO	7N	60W	23	NWNW
Iris Lee Memovich Swaggerty Turk, a widow	Baseline Minerals, Inc.	8/16/11	Weld	CO	7N	60W	23	NWSW
Iris Lee Memovich Swaggerty Turk, a widow	Baseline Minerals, Inc.	8/16/11	Weld	CO	7N	60W	23	SENW
Iris Lee Memovich Swaggerty Turk, a widow	Baseline Minerals, Inc.	8/16/11	Weld	CO	7N	60W	23	SESW
Iris Lee Memovich Swaggerty Turk, a widow	Baseline Minerals, Inc.	8/16/11	Weld	CO	7N	60W	23	SWNW
Iris Lee Memovich Swaggerty Turk, a widow	Baseline Minerals, Inc.	8/16/11	Weld	CO	7N	60W	23	SWSW
Iris Lee Turk	Condor Energy Technology LLC	10/8/12	Weld	CO	7N	59W	28	SENW
Iris Lee Turk	Condor Energy Technology LLC	10/8/12	Weld	CO	7N	59W	28	SESW
Iris Lee Turk	Condor Energy Technology LLC	10/8/12	Weld	CO	7N	59W	28	NESW
Iris Lee Turk	Condor Energy Technology LLC	10/8/12	Weld	CO	7N	59W	28	SESE
Iris Lee Turk	Condor Energy Technology LLC	10/8/12	Weld	CO	7N	59W	28	SWSE
Iris Lee Turk	Condor Energy Technology LLC	10/8/12	Weld	CO	7N	59W	28	NWSE
Iris Lee Turk	Condor Energy Technology LLC	10/8/12	Weld	CO	7N	59W	28	NESE
Iris Lee Turk	Condor Energy Technology LLC	10/8/12	Weld	CO	7N	59W	28	SWNW	LOT 4

Iris Lee Turk	Condor Energy Technology LLC	10/8/12	Weld	CO	7N	59W	28	SENW	LOT 3
Iris Lee Turk	Condor Energy Technology LLC	10/8/12	Weld	CO	7N	59W	28	SWNW	LOT 2
Irwin Lee Jess & Tamara Lynne Jess, husband and wife	Baseline Minerals, Inc.	7/23/08	Weld	CO	7N	60W	23	NENE
Irwin Lee Jess & Tamara Lynne Jess, husband and wife	Baseline Minerals, Inc.	7/23/08	Weld	CO	7N	60W	23	SWNE
Irwin Lee Jess & Tamara Lynne Jess, husband and wife	Baseline Minerals, Inc.	7/23/08	Weld	CO	7N	60W	23	NWSE
Irwin Lee Jess & Tamara Lynne Jess, husband and wife	Baseline Minerals, Inc.	7/23/08	Weld	CO	7N	60W	23	NESE
Irwin Lee Jess & Tamara Lynne Jess, husband and wife	Baseline Minerals, Inc.	7/23/08	Weld	CO	7N	60W	23	SESE
Irwin Lee Jess & Tamara Lynne Jess, husband and wife	Baseline Minerals, Inc.	7/23/08	Weld	CO	7N	60W	23	SWSE
Irwin Lee Jess & Tamara Lynne Jess, husband and wife	Baseline Minerals, Inc.	7/23/08	Weld	CO	7N	60W	23	NWNE
Irwin Lee Jess & Tamara Lynne Jess, husband and wife	Baseline Minerals, Inc.	7/23/08	Weld	CO	7N	60W	23	SENE
J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	1/2/09	Weld	CO	7N	60W	23	NESE
J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	1/2/09	Weld	CO	7N	60W	23	NWSE

J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	1/2/09	Weld	CO	7N	60W	23	SESE
J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	1/2/09	Weld	CO	7N	60W	23	SWSE
J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	1/2/09	Weld	CO	7N	60W	23	NENE
J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	1/2/09	Weld	CO	7N	60W	23	NWNE
J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	1/2/09	Weld	CO	7N	60W	23	SENE

J. Allen Meyer, a/k/a J.A. Meyer, a/k/a J. Meyer, a/k/a Jay Allen Meyer, a/k/a Jay A. Meyer, a/k/a Jay Meyer, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	1/2/09	Weld	CO	7N	60W	23	SWNE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	NENE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	NESE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	NWNE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	NWSE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	SENE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	SESE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	SWNE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	SWSE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	NENE

James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	NESE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	NWNE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	NWSE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	SENE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	SESE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	SWNE
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/12/13	Weld	CO	7N	60W	23	SWSE
James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	60W	23	NENW
James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	60W	23	NESW
James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	60W	23	NWNW
James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	60W	23	NWSW

James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	60W	23	SENW
James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	60W	23	SESW
James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	60W	23	SWNW
James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	7N	60W	23	SWSW
JANE M WHITE	Condor Energy Technology LLC	6/27/13	Morgan	CO	7N	59W	28	NENE
JANE M WHITE	Condor Energy Technology LLC	6/27/13	Morgan	CO	7N	59W	28	NESE
JANE M WHITE	Condor Energy Technology LLC	6/27/13	Morgan	CO	7N	59W	28	NWNE
JANE M WHITE	Condor Energy Technology LLC	6/27/13	Morgan	CO	7N	59W	28	NWSE
JANE M WHITE	Condor Energy Technology LLC	6/27/13	Morgan	CO	7N	59W	28	SENE
JANE M WHITE	Condor Energy Technology LLC	6/27/13	Morgan	CO	7N	59W	28	SESE
JANE M WHITE	Condor Energy Technology LLC	6/27/13	Morgan	CO	7N	59W	28	SWNE
JANE M WHITE	Condor Energy Technology LLC	6/27/13	Morgan	CO	7N	59W	28	SWSE
Jane M. Russell, a single woman	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	NENE
Jane M. Russell, a single woman	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	NESE
Jane M. Russell, a single woman	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	NWNE
Jane M. Russell, a single woman	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	NWSE
Jane M. Russell, a single woman	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	SENE
Jane M. Russell, a single woman	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	SESE
Jane M. Russell, a single woman	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	SWNE

Jane M. Russell, a single woman	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	SWSE
Jeffrey and Gina Ford, husband and wife	Baseline Minerals, Inc.	8/3/10	Weld	CO	7N	60W	23	NENW
Jeffrey and Gina Ford, husband and wife	Baseline Minerals, Inc.	8/3/10	Weld	CO	7N	60W	23	NESW
Jeffrey and Gina Ford, husband and wife	Baseline Minerals, Inc.	8/3/10	Weld	CO	7N	60W	23	NWNW
Jeffrey and Gina Ford, husband and wife	Baseline Minerals, Inc.	8/3/10	Weld	CO	7N	60W	23	NWSW
Jeffrey and Gina Ford, husband and wife	Baseline Minerals, Inc.	8/3/10	Weld	CO	7N	60W	23	SENW
Jeffrey and Gina Ford, husband and wife	Baseline Minerals, Inc.	8/3/10	Weld	CO	7N	60W	23	SESW
Jeffrey and Gina Ford, husband and wife	Baseline Minerals, Inc.	8/3/10	Weld	CO	7N	60W	23	SWNW
Jeffrey and Gina Ford, husband and wife	Baseline Minerals, Inc.	8/3/10	Weld	CO	7N	60W	23	SWSW
Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	NENE
Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	NESE
Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	NWNE
Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	NWSE
Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	SENE
Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	SESE

Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	SWNE
Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	Baseline Minerals, Inc.	7/25/11	Weld	CO	7N	60W	23	SWSE
John and Martha Roth (Assigned by TOTAL USA)	Francis Energy, Inc.	9/29/88	Weld	CO	7N	59W	28	SENW
John and Martha Roth (Assigned by TOTAL USA)	Francis Energy, Inc.	9/29/88	Weld	CO	7N	59W	28	SESW
John and Martha Roth (Assigned by TOTAL USA)	Francis Energy, Inc.	9/29/88	Weld	CO	7N	59W	28	NESW
John and Martha Roth (Assigned by TOTAL USA)	Francis Energy, Inc.	9/29/88	Weld	CO	7N	59W	28	SESE
John and Martha Roth (Assigned by TOTAL USA)	Francis Energy, Inc.	9/29/88	Weld	CO	7N	59W	28	SWSE
John and Martha Roth (Assigned by TOTAL USA)	Francis Energy, Inc.	9/29/88	Weld	CO	7N	59W	28	NESE
John and Martha Roth (Assigned by TOTAL USA)	Francis Energy, Inc.	9/29/88	Weld	CO	7N	59W	28	NWSE
John and Martha Roth (Assigned by TOTAL USA)	Francis Energy, Inc.	9/29/88	Weld	CO	7N	59W	28	SWNW	Lot 4
John and Martha Roth (Assigned by TOTAL USA)	Francis Energy, Inc.	9/29/88	Weld	CO	7N	59W	28	NWSW	Lot 3
John and Martha Roth (Assigned by TOTAL USA)	Francis Energy, Inc.	9/29/88	Weld	CO	7N	59W	28	SWNW	Lot 2
John and Martha Roth (Assigned by TOTAL USA)	Francis Energy, Inc.	9/29/88	Weld	CO	7N	59W	28	NWNW	Lot 1
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	NENE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	NENW
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	NWNE

John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	SENE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	SENW
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	SWNE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	SWNW	lot 2
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	NWNW	lot 1
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	NESE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	NESW
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	NWSE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	SESE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	SESW
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	SWSE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	7N	60W	23	SWSW	lot 4
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	18	NWSW	lot 3
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	18	NESE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	18	NWSE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	18	SESE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	18	SWSE

John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	NENE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	NENW
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	NWNE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	NWNW
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	SENE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	SENW
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	SWNE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	SWNW
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	NESE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	NESW
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	NWSE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	NWSW
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	SESE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	SESW
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	SWSE
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	11/10/13	Weld	CO	6N	60W	18	SWSW
John Thomas Logan, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/16/08	Weld	CO	6N	60W	18	NENE

John Thomas Logan, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/16/08	Weld	CO	6N	60W	18	NESE
John Thomas Logan, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/16/08	Weld	CO	6N	60W	18	NWNE
John Thomas Logan, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/16/08	Weld	CO	6N	60W	18	NWSE
John Thomas Logan, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/16/08	Weld	CO	6N	60W	18	SENE
John Thomas Logan, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/16/08	Weld	CO	6N	60W	18	SESE
John Thomas Logan, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/16/08	Weld	CO	6N	60W	18	SWNE
John Thomas Logan, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/16/08	Weld	CO	6N	60W	18	SWSE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	NENE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	NESE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	NWNE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	NWSE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	SENE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	SESE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	SWNE

John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	SWSE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	NENE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	NESE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	NWNE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	NWSE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	SENE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	SESE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	SWNE
John W. Young, a single man	Condor Energy Technology LLC	9/12/13	Weld	CO	6N	60W	18	SWSE
Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	Baseline Minerals, Inc.	7/26/11	Weld	CO	6N	60W	19	NENE
Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	Baseline Minerals, Inc.	7/26/11	Weld	CO	6N	60W	19	NESE
Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	Baseline Minerals, Inc.	7/26/11	Weld	CO	6N	60W	19	NWNE
Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	Baseline Minerals, Inc.	7/26/11	Weld	CO	6N	60W	19	NWSE

Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	Baseline Minerals, Inc.	7/26/11	Weld	CO	6N	60W	19	SENE
Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	Baseline Minerals, Inc.	7/26/11	Weld	CO	6N	60W	19	SESE
Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	Baseline Minerals, Inc.	7/26/11	Weld	CO	6N	60W	19	SWNE
Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	Baseline Minerals, Inc.	7/26/11	Weld	CO	6N	60W	19	SWSE
JOOS, DAVID B.	Baseline Minerals, Inc.	4/4/11	Weld	CO	7N	59W	28	NENW
JOOS, DAVID B.	Baseline Minerals, Inc.	4/4/11	Weld	CO	7N	59W	28	NESW
JOOS, DAVID B.	Baseline Minerals, Inc.	4/4/11	Weld	CO	7N	59W	28	NWNW
JOOS, DAVID B.	Baseline Minerals, Inc.	4/4/11	Weld	CO	7N	59W	28	NWSW
JOOS, DAVID B.	Baseline Minerals, Inc.	4/4/11	Weld	CO	7N	59W	28	SENW
JOOS, DAVID B.	Baseline Minerals, Inc.	4/4/11	Weld	CO	7N	59W	28	SESW
JOOS, DAVID B.	Baseline Minerals, Inc.	4/4/11	Weld	CO	7N	59W	28	SWNW
JOOS, DAVID B.	Baseline Minerals, Inc.	4/4/11	Weld	CO	7N	59W	28	SWSW
Judith Stevens	Condor Energy Technology LLC	10/24/12	Weld	CO	7N	59W	28	NENE
Judith Stevens	Condor Energy Technology LLC	10/24/12	Weld	CO	7N	59W	28	NWNE
Judith Stevens	Condor Energy Technology LLC	10/24/12	Weld	CO	7N	59W	28	SENE
Judith Stevens	Condor Energy Technology LLC	10/24/12	Weld	CO	7N	59W	28	SWNE
Judith Stevens	Condor Energy Technology LLC	10/24/12	Weld	CO	7N	59W	28	SESE

Judith Stevens	Condor Energy Technology LLC	10/24/12	Weld	CO	7N	59W	28	SWSE
Judith Stevens	Condor Energy Technology LLC	10/24/12	Weld	CO	7N	59W	28	NESE
Judith Stevens	Condor Energy Technology LLC	10/24/12	Weld	CO	7N	59W	28	NWSE
JUNE GARVER FOR CLARICE HATCHER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	28	SENW
JUNE GARVER FOR CLARICE HATCHER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	28	SESW
JUNE GARVER FOR CLARICE HATCHER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	28	NESW
JUNE GARVER FOR CLARICE HATCHER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	28	SESE
JUNE GARVER FOR CLARICE HATCHER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	28	SWSE
JUNE GARVER FOR CLARICE HATCHER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	28	NWSE
JUNE GARVER FOR CLARICE HATCHER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	28	NESE
JUNE GARVER FOR CLARICE HATCHER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	28	SWNW	LOT 4
JUNE GARVER FOR CLARICE HATCHER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	28	SENW	LOT 3
JUNE GARVER FOR CLARICE HATCHER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	28	SWNW	LOT 2
Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	6N	60W	19	NENW
Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	6N	60W	19	NESW
Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	6N	60W	19	NWNW
Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	6N	60W	19	NWSW

Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	6N	60W	19	SENW
Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	6N	60W	19	SESW
Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	6N	60W	19	SWNW
Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	Baseline Minerals, Inc.	8/11/11	Weld	CO	6N	60W	19	SWSW
Karen S. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	19	NENW
Karen S. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	19	NESW
Karen S. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	19	NWNW
Karen S. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	19	NWSW
Karen S. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	19	SENW
Karen S. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	19	SESW
Karen S. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	19	SWNW
Karen S. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	19	SWSW
KATHERINE HOWARD DIXON HEREFORD	Condor Energy Technology LLC	4/24/13	Morgan	CO	7N	59W	28	SWSW
Kathryn B. Yahn, a single woman	Baseline Minerals, Inc.	7/11/11	Weld	CO	6N	60W	19	NESE
Kathryn B. Yahn, a single woman	Baseline Minerals, Inc.	7/11/11	Weld	CO	6N	60W	19	NESW
Kathryn B. Yahn, a single woman	Baseline Minerals, Inc.	7/11/11	Weld	CO	6N	60W	19	NWSE
Kathryn B. Yahn, a single woman	Baseline Minerals, Inc.	7/11/11	Weld	CO	6N	60W	19	NWSW

Kathryn B. Yahn, a single woman	Baseline Minerals, Inc.	7/11/11	Weld	CO	6N	60W	19	SESE
Kathryn B. Yahn, a single woman	Baseline Minerals, Inc.	7/11/11	Weld	CO	6N	60W	19	SESW
Kathryn B. Yahn, a single woman	Baseline Minerals, Inc.	7/11/11	Weld	CO	6N	60W	19	SWSE
Kathryn B. Yahn, a single woman	Baseline Minerals, Inc.	7/11/11	Weld	CO	6N	60W	19	SWSW
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	NENE
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	NENW
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	NESE
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	NESW
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	NWNE
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	NWNW
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	NWSE
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	NWSW
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	SENE
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	SENW
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	SESE
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	SESW
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	SWNE

KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	SWNW
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	SWSE
KEJR, HARRY J.	Condor Energy Technology LLC	9/14/13	Morgan	CO	7N	59W	28	SWSW
Kristen L. Johnson	HOP Energies, LLC	10/20/10	Weld	CO	7N	59W	18	S/2, S/2NW/4, NW/4NW/4
Kristen L. Johnson	HOP Energies, LLC	10/20/10	Weld	CO	7N	59W	17	S/2
Kristin Zinis	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	28	NENE
Kristin Zinis	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	28	NESE
Kristin Zinis	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	28	NWNE
Kristin Zinis	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	28	NWSE
Kristin Zinis	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	28	SENE
Kristin Zinis	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	28	SESE
Kristin Zinis	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	28	SWNE
Kristin Zinis	Condor Energy Technology LLC	11/13/12	Weld	CO	7N	59W	28	SWSE
LAWRENCE L. DINSMOOR	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SENW
LAWRENCE L. DINSMOOR	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SESW
LAWRENCE L. DINSMOOR	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	NESW
LAWRENCE L. DINSMOOR	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SESE
LAWRENCE L. DINSMOOR	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SWSE

LAWRENCE L. DINSMOOR	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	NWSE
LAWRENCE L. DINSMOOR	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	NESE
LAWRENCE L. DINSMOOR	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SWNW	LOT 4
LAWRENCE L. DINSMOOR	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SENW	LOT 3
LAWRENCE L. DINSMOOR	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SWNW	LOT 2
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SESW
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NWNE
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SWSW
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SENE
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NWNW
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NENW
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SENW
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SWNW

Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NENE
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SWNE
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NWSE
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NESE
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SESE
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SWSE
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NWSW
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NESW
Lease #9520.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NWNW
Lease #9520.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NENW
Lease #9520.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SENW

Lease #9520.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SWNW
Lease #9520.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NWSW
Lease #9520.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	NESW
Lease #9520.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SESW
Lease #9520.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	CO	6N	60W	19	SWSW
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	NENE
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	NENW
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	NESE
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	NESW
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	NWNE
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	NWNW

LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	NWSE
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	NWSW
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	SENE
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	SENW
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	SESE
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	SESW
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	SWNE
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	SWNW
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	SWSE
LEASE #9521.8 - STATE OF COLORADO BOARD OF LAND CO	Contex Energy Company	2/21/08	Weld	CO	7N	59W	28	SWSW
LILA HUGHES	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SWNW	LOT 2
LILA HUGHES	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SENW

LILA HUGHES	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SENW	LOT 3
LILA HUGHES	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SWNW	LOT 4
LILA HUGHES	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SESW
LILA HUGHES	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	NESW
LILA HUGHES	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SESE
LILA HUGHES	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	SWSE
LILA HUGHES	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	NWSE
LILA HUGHES	Great Western Oil and Gas	1/27/11	Weld	CO	7N	59W	28	NESE
Linda Santora, A Single Woman	HOP Energies, LLC	10/20/10	Weld	CO	7N	59W	18	S/2, S/2NW/4, NW/4NW/4
Linda Santora, A Single Woman	HOP Energies, LLC	10/20/10	Weld	CO	7N	59W	17	S/2
Lisa A. Scott, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	19	NWNE
Lisa A. Scott, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	19	NENE
Lisa A. Scott, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	19	SENE
Lisa A. Scott, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	19	SWNE
Lisa A. Scott, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	19	NWSE
Lisa A. Scott, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	19	NESE
Lisa A. Scott, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	19	SESE
Lisa A. Scott, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	19	SWSE

LOLA ENNIS AND GEORGE ENNIS	Great Western Oil and Gas	1/25/11	Weld	CO	7N	59W	28	SENW
LOLA ENNIS AND GEORGE ENNIS	Great Western Oil and Gas	1/25/11	Weld	CO	7N	59W	28	SESW
LOLA ENNIS AND GEORGE ENNIS	Great Western Oil and Gas	1/25/11	Weld	CO	7N	59W	28	NESW
LOLA ENNIS AND GEORGE ENNIS	Great Western Oil and Gas	1/25/11	Weld	CO	7N	59W	28	SESE
LOLA ENNIS AND GEORGE ENNIS	Great Western Oil and Gas	1/25/11	Weld	CO	7N	59W	28	SWSE
LOLA ENNIS AND GEORGE ENNIS	Great Western Oil and Gas	1/25/11	Weld	CO	7N	59W	28	NWSE
LOLA ENNIS AND GEORGE ENNIS	Great Western Oil and Gas	1/25/11	Weld	CO	7N	59W	28	NESE
LOLA ENNIS AND GEORGE ENNIS	Great Western Oil and Gas	1/25/11	Weld	CO	7N	59W	28	SWNW	LOT 4
LOLA ENNIS AND GEORGE ENNIS	Great Western Oil and Gas	1/25/11	Weld	CO	7N	59W	28	SENW	LOT 3
LOLA ENNIS AND GEORGE ENNIS	Great Western Oil and Gas	1/25/11	Weld	CO	7N	59W	28	SWNW	LOT 2
LUNDQUIST, EMILY MARGARET	Baseline Minerals, Inc.	7/8/10	Morgan	CO	7N	59W	28	NESE
LUNDQUIST, EMILY MARGARET	Baseline Minerals, Inc.	7/8/10	Morgan	CO	7N	59W	28	SESE
LUNDQUIST, EMILY MARGARET	Baseline Minerals, Inc.	7/8/10	Morgan	CO	7N	59W	28	SWSE
LUNDQUIST, EMILY MARGARET	Baseline Minerals, Inc.	7/8/10	Morgan	CO	7N	59W	28	NENE
LUNDQUIST, EMILY MARGARET	Baseline Minerals, Inc.	7/8/10	Morgan	CO	7N	59W	28	NENW
LUNDQUIST, EMILY MARGARET	Baseline Minerals, Inc.	7/8/10	Morgan	CO	7N	59W	28	NWNE
LUNDQUIST, EMILY MARGARET	Baseline Minerals, Inc.	7/8/10	Morgan	CO	7N	59W	28	SENE

LUNDQUIST, EMILY MARGARET	Baseline Minerals, Inc.	7/8/10	Morgan	CO	7N	59W	28	SWNE
Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	19	NESE
Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	19	NESW
Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	19	NWSE
Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	19	NWSW
Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	19	SESE
Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	19	SESW
Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	19	SWSE
Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	19	SWSW
Lynn K. Mabray, a single woman	Baseline Minerals, Inc.	8/25/11	Weld	CO	6N	60W	19	NESE
Lynn K. Mabray, a single woman	Baseline Minerals, Inc.	8/25/11	Weld	CO	6N	60W	19	NESW
Lynn K. Mabray, a single woman	Baseline Minerals, Inc.	8/25/11	Weld	CO	6N	60W	19	NWSE
Lynn K. Mabray, a single woman	Baseline Minerals, Inc.	8/25/11	Weld	CO	6N	60W	19	NWSW

Lynn K. Mabray, a single woman	Baseline Minerals, Inc.	8/25/11	Weld	CO	6N	60W	19	SESE
Lynn K. Mabray, a single woman	Baseline Minerals, Inc.	8/25/11	Weld	CO	6N	60W	19	SESW
Lynn K. Mabray, a single woman	Baseline Minerals, Inc.	8/25/11	Weld	CO	6N	60W	19	SWSE
Lynn K. Mabray, a single woman	Baseline Minerals, Inc.	8/25/11	Weld	CO	6N	60W	19	SWSW
Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	Baseline Minerals, Inc.	7/14/11	Weld	CO	6N	60W	19	NENE
Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	Baseline Minerals, Inc.	7/14/11	Weld	CO	6N	60W	19	NESE
Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	Baseline Minerals, Inc.	7/14/11	Weld	CO	6N	60W	19	NWNE
Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	Baseline Minerals, Inc.	7/14/11	Weld	CO	6N	60W	19	NWSE
Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	Baseline Minerals, Inc.	7/14/11	Weld	CO	6N	60W	19	SENE
Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	Baseline Minerals, Inc.	7/14/11	Weld	CO	6N	60W	19	SESE
Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	Baseline Minerals, Inc.	7/14/11	Weld	CO	6N	60W	19	SWNE
Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	Baseline Minerals, Inc.	7/14/11	Weld	CO	6N	60W	19	SWSE
LYNN SCHILD	Great Western Oil and Gas	12/29/10	Weld	CO	7N	59W	28	SENW

LYNN SCHILD	Great Western Oil and Gas	12/29/10	Weld	CO	7N	59W	28	SESW
LYNN SCHILD	Great Western Oil and Gas	12/29/10	Weld	CO	7N	59W	28	SWNW	LOT 4
LYNN SCHILD	Great Western Oil and Gas	12/29/10	Weld	CO	7N	59W	28	SENW	LOT 3
LYNN SCHILD	Great Western Oil and Gas	12/29/10	Weld	CO	7N	59W	28	SWNW	LOT 2
Margaret A. Stephenson, a widow	Baseline Minerals, Inc.	8/8/08	Weld	CO	6N	60W	17	NENW
Margaret A. Stephenson, a widow	Baseline Minerals, Inc.	8/8/08	Weld	CO	6N	60W	17	NESW
Margaret A. Stephenson, a widow	Baseline Minerals, Inc.	8/8/08	Weld	CO	6N	60W	17	NWNW
Margaret A. Stephenson, a widow	Baseline Minerals, Inc.	8/8/08	Weld	CO	6N	60W	17	NWSW
Margaret A. Stephenson, a widow	Baseline Minerals, Inc.	8/8/08	Weld	CO	6N	60W	17	SENW
Margaret A. Stephenson, a widow	Baseline Minerals, Inc.	8/8/08	Weld	CO	6N	60W	17	SESW
Margaret A. Stephenson, a widow	Baseline Minerals, Inc.	8/8/08	Weld	CO	6N	60W	17	SWNW
Margaret A. Stephenson, a widow	Baseline Minerals, Inc.	8/8/08	Weld	CO	6N	60W	17	SWSW
Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	NENW

Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	NESW
Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	NWNW
Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	NWSW
Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	SENW
Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	SESW
Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	SWNW
Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	SWSW
Marilyn L. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	17	NENW
Marilyn L. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	17	NESW
Marilyn L. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	17	NWNW
Marilyn L. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	17	NWSW
Marilyn L. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	17	SENW

Marilyn L. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	17	SESW
Marilyn L. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	17	SWNW
Marilyn L. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	CO	6N	60W	17	SWSW
Mark Willis Memovich, a single man	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	NENW
Mark Willis Memovich, a single man	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	NESW
Mark Willis Memovich, a single man	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	NWNW
Mark Willis Memovich, a single man	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	NWSW
Mark Willis Memovich, a single man	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	SENW
Mark Willis Memovich, a single man	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	SESW
Mark Willis Memovich, a single man	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	SWNW
Mark Willis Memovich, a single man	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	SWSW
MARKLEY, EUGENE A.	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	NENW
MARKLEY, EUGENE A.	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	NESW
MARKLEY, EUGENE A.	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	NWNW
MARKLEY, EUGENE A.	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	NWSW
MARKLEY, EUGENE A.	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	SENW
MARKLEY, EUGENE A.	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	SESW
MARKLEY, EUGENE A.	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	SWNW
MARKLEY, EUGENE A.	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	SWSW
MARKLEY, ROBERT	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	NENW
MARKLEY, ROBERT	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	NESW
MARKLEY, ROBERT	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	NWNW
MARKLEY, ROBERT	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	NWSW
MARKLEY, ROBERT	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	SENW

MARKLEY, ROBERT	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	SESW
MARKLEY, ROBERT	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	SWNW
MARKLEY, ROBERT	Baseline Minerals, Inc.	5/8/10	Morgan	CO	7N	59W	28	SWSW
Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	Baseline Minerals, Inc.	7/25/11	Weld	CO	6N	60W	17	NENE
Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	Baseline Minerals, Inc.	7/25/11	Weld	CO	6N	60W	17	NESE
Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	Baseline Minerals, Inc.	7/25/11	Weld	CO	6N	60W	17	NWNE
Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	Baseline Minerals, Inc.	7/25/11	Weld	CO	6N	60W	17	NWSE
Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	Baseline Minerals, Inc.	7/25/11	Weld	CO	6N	60W	17	SENE
Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	Baseline Minerals, Inc.	7/25/11	Weld	CO	6N	60W	17	SESE
Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	Baseline Minerals, Inc.	7/25/11	Weld	CO	6N	60W	17	SWNE
Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	Baseline Minerals, Inc.	7/25/11	Weld	CO	6N	60W	17	SWSE

Mary Thompson, Power of Attorney for Steven Arthur Memovich	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	17
Matthew A. Giba, a single man	Baseline Minerals, Inc.	8/19/11	Weld	CO	6N	60W	17	NENW
Matthew A. Giba, a single man	Baseline Minerals, Inc.	8/19/11	Weld	CO	6N	60W	17	NESW
Matthew A. Giba, a single man	Baseline Minerals, Inc.	8/19/11	Weld	CO	6N	60W	17	NWNW
Matthew A. Giba, a single man	Baseline Minerals, Inc.	8/19/11	Weld	CO	6N	60W	17	NWSW
Matthew A. Giba, a single man	Baseline Minerals, Inc.	8/19/11	Weld	CO	6N	60W	17	SENW
Matthew A. Giba, a single man	Baseline Minerals, Inc.	8/19/11	Weld	CO	6N	60W	17	SESW
Matthew A. Giba, a single man	Baseline Minerals, Inc.	8/19/11	Weld	CO	6N	60W	17	SWNW
Matthew A. Giba, a single man	Baseline Minerals, Inc.	8/19/11	Weld	CO	6N	60W	17	SWSW
McCommon Family Trust	0	7/11/13	Morgan	CO	7N	59W	28	NESE
McCommon Family Trust	0	7/11/13	Morgan	CO	7N	59W	28	NWSE
McCommon Family Trust	0	7/11/13	Morgan	CO	7N	59W	29	SESE
McCommon Family Trust	0	7/11/13	Morgan	CO	7N	59W	29	SWSE
MCCOMMON, MARGARET B.	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	29	NESE
MCCOMMON, MARGARET B.	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	29	NWSE
MCCOMMON, MARGARET B.	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	29	SESE
MCCOMMON, MARGARET B.	Condor Energy Technology LLC	7/11/13	Morgan	CO	7N	59W	29	SWSE
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	29	NENE
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	29	NENW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	29	NESE
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	29	NESW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	29	NWNE
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	29	NWNW

MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	29	NWSE
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	29	NWSW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	29	SENE
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	29	SENW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	SESE
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	SESW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	SWNE
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	SWNW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	SWSE
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	SWSW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	NENW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	NESW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	NWNW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	NWSW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	SENW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	SESW
MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	SWNW

MCCONNELL, LILA J.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	59W	30	SWSW
McCulliss Oil and Gas	Condor Energy Technology LLC	2/23/13	Weld	CO	6N	60W	17	e/2
MCGILL, JUDITH ANN	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	30	NESE
MCGILL, JUDITH ANN	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	30	SESE
MCGILL, JUDITH ANN	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	30	SWSE
MCGILL, JUDITH ANN	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	30	NENE
MCGILL, JUDITH ANN	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	30	NENW
MCGILL, JUDITH ANN	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	30	NWNE
MCGILL, JUDITH ANN	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	30	SENE
MCGILL, JUDITH ANN	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	30	SWNE
Melvin H. Brantley, a single person	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	SWNE
Melvin H. Brantley, a single person	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	NWNW
Melvin H. Brantley, a single person	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	NENW
Melvin H. Brantley, a single person	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	SENW
Melvin H. Brantley, a single person	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	SWNW
Melvin H. Brantley, a single person	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	NWNE
Melvin H. Brantley, a single person	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	SENE
Melvin H. Brantley, a single person	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	NENE
Michael J. Dailey, a single man	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	NENE
Michael J. Dailey, a single man	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	NESE
Michael J. Dailey, a single man	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	NWNE
Michael J. Dailey, a single man	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	NWSE
Michael J. Dailey, a single man	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	SENE
Michael J. Dailey, a single man	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	SESE
Michael J. Dailey, a single man	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	SWNE

Michael J. Dailey, a single man	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	SWSE
MICHALOW, SHERYL K.	Baseline Minerals, Inc.	10/6/10	Morgan	CO	7N	59W	30	NESE
MICHALOW, SHERYL K.	Baseline Minerals, Inc.	10/6/10	Morgan	CO	7N	59W	30	SESE
MICHALOW, SHERYL K.	Baseline Minerals, Inc.	10/6/10	Morgan	CO	7N	59W	32	SWSE
MICHALOW, SHERYL K.	Baseline Minerals, Inc.	10/6/10	Morgan	CO	7N	59W	32	NENE
MICHALOW, SHERYL K.	Baseline Minerals, Inc.	10/6/10	Morgan	CO	7N	59W	32	NENW
MICHALOW, SHERYL K.	Baseline Minerals, Inc.	10/6/10	Morgan	CO	7N	59W	32	NWNE
MICHALOW, SHERYL K.	Baseline Minerals, Inc.	10/6/10	Morgan	CO	7N	59W	32	SENE
MICHALOW, SHERYL K.	Baseline Minerals, Inc.	10/6/10	Morgan	CO	7N	59W	32	SWNE
Mike Livengood and Samatha Livengood	Markus Production	10/29/10	Weld	CO	7N	59W	32	NENE
Mike Livengood and Samatha Livengood	Markus Production	10/29/10	Weld	CO	7N	59W	32	NWNE
Mike Livengood and Samatha Livengood	Markus Production	10/29/10	Weld	CO	7N	59W	32	SENE
Mike Livengood and Samatha Livengood	Markus Production	10/29/10	Weld	CO	7N	59W	32	SWNE
Mike Livengood and Samatha Livengood	Markus Production	10/29/10	Weld	CO	7N	59W	32	NENW
Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	6N	60W	17	NENE
Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	6N	60W	17	SENE
Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	6N	60W	17	SWNE
Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	6N	60W	17	NWSE

Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	6N	60W	17	NESE
Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	6N	60W	17	SESE
Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	6N	60W	17	SWSE
Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	Condor Energy Technology LLC	8/19/13	Weld	CO	6N	60W	17	NWNE
Mona Archer, a married woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	17	NENE
Mona Archer, a married woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	17	NWNE
Mona Archer, a married woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	17	SENE
Mona Archer, a married woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	17	NESE
Mona Archer, a married woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	17	SWNE
Mona Archer, a married woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	17	SESE

Mona Archer, a married woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	17	SWSE
Mona Archer, a married woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	17	NWSE
Monaco Family Trust, represented herein by Edward Monaco, Trustee	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	NENW
Monaco Family Trust, represented herein by Edward Monaco, Trustee	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	NESW
Monaco Family Trust, represented herein by Edward Monaco, Trustee	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	NWNW
Monaco Family Trust, represented herein by Edward Monaco, Trustee	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	NWSW
Monaco Family Trust, represented herein by Edward Monaco, Trustee	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	SENW
Monaco Family Trust, represented herein by Edward Monaco, Trustee	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	SESW
Monaco Family Trust, represented herein by Edward Monaco, Trustee	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	SWNW
Monaco Family Trust, represented herein by Edward Monaco, Trustee	Baseline Minerals, Inc.	8/5/11	Weld	CO	6N	60W	17	SWSW
MORAN, JERELL L.	Baseline Minerals, Inc.	7/14/10	Morgan	CO	7N	59W	32	NESE
MORAN, JERELL L.	Baseline Minerals, Inc.	7/14/10	Morgan	CO	7N	59W	32	SESE
MORAN, JERELL L.	Baseline Minerals, Inc.	7/14/10	Morgan	CO	7N	59W	32	SWSE
MORAN, JERELL L.	Baseline Minerals, Inc.	7/14/10	Morgan	CO	7N	59W	32	NENE
MORAN, JERELL L.	Baseline Minerals, Inc.	7/14/10	Morgan	CO	7N	59W	32	NENW

MORAN, JERELL L.	Baseline Minerals, Inc.	7/14/10	Morgan	CO	7N	59W	33	NWNE
MORAN, JERELL L.	Baseline Minerals, Inc.	7/14/10	Morgan	CO	7N	59W	33	SENE
MORAN, JERELL L.	Baseline Minerals, Inc.	7/14/10	Morgan	CO	7N	59W	33	SWNE
MORAN, LONNIE	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	33	NESE
MORAN, LONNIE	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	33	SESE
MORAN, LONNIE	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	33	NENE
MORAN, LONNIE	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	33	NENW
MORAN, LONNIE	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	33	NWNE
MORAN, LONNIE	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	33	SENE
MORAN, LONNIE	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	33	SWNE
MORAN, LONNIE	Baseline Minerals, Inc.	7/13/10	Morgan	CO	7N	59W	33	SWSE
Morris Ernest Stark	Baseline Minerals, Inc.	8/24/11	Weld	CO	6N	60W	17	NENE
Morris Ernest Stark	Baseline Minerals, Inc.	8/24/11	Weld	CO	6N	60W	17	NESE
Morris Ernest Stark	Baseline Minerals, Inc.	8/24/11	Weld	CO	6N	60W	17	NWNE
Morris Ernest Stark	Baseline Minerals, Inc.	8/24/11	Weld	CO	6N	60W	17	NWSE
Morris Ernest Stark	Baseline Minerals, Inc.	8/24/11	Weld	CO	6N	60W	17	SENE
Morris Ernest Stark	Baseline Minerals, Inc.	8/24/11	Weld	CO	6N	60W	17	SESE
Morris Ernest Stark	Baseline Minerals, Inc.	8/24/11	Weld	CO	6N	60W	17	SWNE
Morris Ernest Stark	Baseline Minerals, Inc.	8/24/11	Weld	CO	6N	60W	17	SWSE
Nancy Turner Green	Condor Energy Technology LLC	11/21/12	Weld	CO	7N	59W	33	NENE
Nancy Turner Green	Condor Energy Technology LLC	11/21/12	Weld	CO	7N	59W	33	NESE
Nancy Turner Green	Condor Energy Technology LLC	11/21/12	Weld	CO	7N	59W	33	NWNE
Nancy Turner Green	Condor Energy Technology LLC	11/21/12	Weld	CO	7N	59W	33	NWSE
Nancy Turner Green	Condor Energy Technology LLC	11/21/12	Weld	CO	7N	59W	33	SENE
Nancy Turner Green	Condor Energy Technology LLC	11/21/12	Weld	CO	7N	59W	33	SESE
Nancy Turner Green	Condor Energy Technology LLC	11/21/12	Weld	CO	7N	59W	33	SWNE
Nancy Turner Green	Condor Energy Technology LLC	11/21/12	Weld	CO	7N	59W	33	SWSE

NOREEN SMITH, FKA NOREEN ROSMIS	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	33	SWNW	LOT 2
NOREEN SMITH, FKA NOREEN ROSMIS	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	33	SENW
NOREEN SMITH, FKA NOREEN ROSMIS	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	33	SENW	LOT 3
NOREEN SMITH, FKA NOREEN ROSMIS	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	33	SWNW	LOT 4
NOREEN SMITH, FKA NOREEN ROSMIS	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	33	SESW
NOREEN SMITH, FKA NOREEN ROSMIS	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	33	NESW
NOREEN SMITH, FKA NOREEN ROSMIS	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	33	SESE
NOREEN SMITH, FKA NOREEN ROSMIS	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	33	SWSE
NOREEN SMITH, FKA NOREEN ROSMIS	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	33	NWSE
NOREEN SMITH, FKA NOREEN ROSMIS	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	33	NESE
Patricia Louise Welch, a widow	Baseline Minerals, Inc.	9/20/11	Weld	CO	6N	60W	17	NENW
Patricia Louise Welch, a widow	Baseline Minerals, Inc.	9/20/11	Weld	CO	6N	60W	17	NESW
Patricia Louise Welch, a widow	Baseline Minerals, Inc.	9/20/11	Weld	CO	6N	60W	17	NWNW
Patricia Louise Welch, a widow	Baseline Minerals, Inc.	9/20/11	Weld	CO	6N	60W	17	NWSW
Patricia Louise Welch, a widow	Baseline Minerals, Inc.	9/20/11	Weld	CO	6N	60W	17	SENW
Patricia Louise Welch, a widow	Baseline Minerals, Inc.	9/20/11	Weld	CO	6N	60W	17	SESW
Patricia Louise Welch, a widow	Baseline Minerals, Inc.	9/20/11	Weld	CO	6N	60W	17	SWNW
Patricia Louise Welch, a widow	Baseline Minerals, Inc.	9/20/11	Weld	CO	6N	60W	17	SWSW
Patricia S. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	6N	60W	17	NENW
Patricia S. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	6N	60W	17	NESW
Patricia S. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	6N	60W	17	NWNW

Patricia S. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	6N	60W	17	NWSW
Patricia S. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	6N	60W	17	SENW
Patricia S. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	6N	60W	17	SESW
Patricia S. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	6N	60W	17	SWNW
Patricia S. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	CO	6N	60W	17	SWSW
Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	NENE
Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	NESE
Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	NWNE
Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	NWSE
Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	SENE
Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	SESE

Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	SWNE
Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/1/11	Weld	CO	6N	60W	17	SWSE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	NENE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	NENW
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	NWNE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	SENE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	SENW
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	SWNE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	SWNW	lot 2
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	NWNW	lot 1
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	NENE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	NESE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	NWNE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	NWSE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	SENE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	SESE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	SWNE
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	CO	6N	60W	17	SWSE
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	NENE
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	NENW
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	NESW
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	NWNE
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	NWNW
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	NWSW
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	SENE
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	SENW
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	SESW
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	SWNE
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	SWNW

Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	SWSW
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	NESE
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	SESE
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	NWSE
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	SWNE
Patty L. Ford	Baseline Minerals, Inc.	12/13/13	Weld	CO	6N	60W	17	SWSE
Patty L. Ford	Baseline Minerals, Inc.	11/10/10	Weld	CO	6N	60W	17	NENW
Patty L. Ford	Baseline Minerals, Inc.	11/10/10	Weld	CO	6N	60W	17	NESW
Patty L. Ford	Baseline Minerals, Inc.	11/10/10	Weld	CO	6N	60W	17	SENW
Patty L. Ford	Baseline Minerals, Inc.	11/10/10	Weld	CO	6N	60W	17	SESW
Patty L. Ford	Baseline Minerals, Inc.	11/10/10	Weld	CO	6N	60W	17	SWSW	lot 4
Patty L. Ford	Baseline Minerals, Inc.	11/10/10	Weld	CO	6N	60W	17	NWSW	lot 3
Patty L. Ford	Baseline Minerals, Inc.	11/10/10	Weld	CO	6N	60W	17	SWNW	lot 2
Patty L. Ford	Baseline Minerals, Inc.	11/10/10	Weld	CO	6N	60W	17	NWNW	lot 1
Paul McCulliss	Condor Energy Technology LLC	2/23/13	Weld	CO	6N	60W	17	e/2
Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/17/11	Weld	CO	6N	60W	17	NENW
Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/17/11	Weld	CO	6N	60W	17	NESW
Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/17/11	Weld	CO	6N	60W	17	NWNW
Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/17/11	Weld	CO	6N	60W	17	NWSW
Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/17/11	Weld	CO	6N	60W	17	SENW
Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/17/11	Weld	CO	6N	60W	17	SESW
Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/17/11	Weld	CO	6N	60W	17	SWNW
Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/17/11	Weld	CO	6N	60W	17	SWSW
Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	NENW
Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	NESW
Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	NWNW

Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	NWSW
Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	SENW
Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	SESW
Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	SWNW
Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	CO	6N	60W	17	SWSW
Peggy Rose Schultz	Condor Energy Technology LLC	10/9/12	Weld	CO	7N	59W	33	SENW
Peggy Rose Schultz	Condor Energy Technology LLC	10/9/12	Weld	CO	7N	59W	33	SESW
Peggy Rose Schultz	Condor Energy Technology LLC	10/9/12	Weld	CO	7N	59W	33	NESW
Peggy Rose Schultz	Condor Energy Technology LLC	10/9/12	Weld	CO	7N	59W	33	SESE
Peggy Rose Schultz	Condor Energy Technology LLC	10/9/12	Weld	CO	7N	59W	33	SWSE

Peggy Rose Schultz	Condor Energy Technology LLC	10/9/12	Weld	CO	7N	59W	33	NWSE
Peggy Rose Schultz	Condor Energy Technology LLC	10/9/12	Weld	CO	7N	59W	33	NESE
Peggy Rose Schultz	Condor Energy Technology LLC	10/9/12	Weld	CO	7N	59W	33	SWNW	LOT 4
Peggy Rose Schultz	Condor Energy Technology LLC	10/9/12	Weld	CO	7N	59W	33	SENW	LOT 3
Peggy Rose Schultz	Condor Energy Technology LLC	10/9/12	Weld	CO	7N	59W	33	SWNW	LOT 2
PESTANA, EVA DARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	33	NESE
PESTANA, EVA DARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	34	SESE
PESTANA, EVA DARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	34	SWSE
PESTANA, EVA DARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	34	NENE
PESTANA, EVA DARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	34	NENW
PESTANA, EVA DARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	34	NWNE
PESTANA, EVA DARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	34	SENE
PESTANA, EVA DARLENE	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	59W	34	SWNE
PETTEYS TRUST, ALONZO	Baseline Minerals, Inc.	8/12/10	Morgan	CO	7N	59W	34	NENW	lot 3
PETTEYS TRUST, ALONZO	Baseline Minerals, Inc.	8/12/10	Morgan	CO	7N	59W	34	NESW
PETTEYS TRUST, ALONZO	Baseline Minerals, Inc.	8/12/10	Morgan	CO	7N	59W	34	SENW
PETTEYS TRUST, ALONZO	Baseline Minerals, Inc.	8/12/10	Morgan	CO	7N	59W	34	SESW
PRISCILLA OHLER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	34	SWNW	LOT 2
PRISCILLA OHLER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	34	SENW
PRISCILLA OHLER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	34	SENW	LOT 3
PRISCILLA OHLER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	34	SWNW	LOT 4
PRISCILLA OHLER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	34	SESW
PRISCILLA OHLER	Great Western Oil and Gas	1/8/11	Weld	CO	7N	59W	34	NESW

R. Paul Wagner, a single man	Condor Energy Technology LLC	8/30/13	Weld	CO	6N	60W	17
R. Paul Wagner, a single man	Condor Energy Technology LLC	8/30/13	Weld	CO	6N	60W	17
Richard C. Brantley and Lodean L. Brantley, husband and wife	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	NENE
Richard C. Brantley and Lodean L. Brantley, husband and wife	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	NENW
Richard C. Brantley and Lodean L. Brantley, husband and wife	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	NWNE
Richard C. Brantley and Lodean L. Brantley, husband and wife	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	NWNW
Richard C. Brantley and Lodean L. Brantley, husband and wife	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	SENE
Richard C. Brantley and Lodean L. Brantley, husband and wife	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	SENW
Richard C. Brantley and Lodean L. Brantley, husband and wife	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	SWNE
Richard C. Brantley and Lodean L. Brantley, husband and wife	Condor Energy Technology LLC	9/8/13	Weld	CO	6N	60W	17	SWNW
Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/3/11	Weld	CO	6N	60W	17	NENW
Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/3/11	Weld	CO	6N	60W	17	NESW
Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/3/11	Weld	CO	6N	60W	20	NWNW

Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/3/11	Weld	CO	6N	60W	20	NWSW
Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/3/11	Weld	CO	6N	60W	20	SENW
Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/3/11	Weld	CO	6N	60W	20	SESW
Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/3/11	Weld	CO	6N	60W	20	SWNW
Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/3/11	Weld	CO	6N	60W	20	SWSW
Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	6N	60W	20	NENE
Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	6N	60W	20	NESE

Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	6N	60W	20	NWNE
Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	6N	60W	20	NWSE
Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	6N	60W	20	SENE
Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	6N	60W	20	SESE
Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	6N	60W	20	SWNE
Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	CO	6N	60W	20	SWSE
Robert H. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	6N	60W	20	NENW
Robert H. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	6N	60W	20	NESW
Robert H. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	6N	60W	21	NWNW

Robert H. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	6N	60W	21	NWSW
Robert H. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	6N	60W	21	SENW
Robert H. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	6N	60W	21	SESW
Robert H. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	6N	60W	21	SWNW
Robert H. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	CO	6N	60W	21	SWSW
Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/20/11	Weld	CO	6N	60W	21	NENE
Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/20/11	Weld	CO	6N	60W	21	NESE
Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/20/11	Weld	CO	6N	60W	21	NWNE
Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/20/11	Weld	CO	6N	60W	21	NWSE

Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/20/11	Weld	CO	6N	60W	21	SENE
Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/20/11	Weld	CO	6N	60W	21	SESE
Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/20/11	Weld	CO	6N	60W	21	SWNE
Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/20/11	Weld	CO	6N	60W	21	SWSE
Rodney S. Marcum, a married man, dealing in his sole and separate property	Condor Energy Technology LLC	9/2/13	Weld	CO	6N	60W	21	NESE
Rodney S. Marcum, a married man, dealing in his sole and separate property	Condor Energy Technology LLC	9/2/13	Weld	CO	6N	60W	21	NESW
Rodney S. Marcum, a married man, dealing in his sole and separate property	Condor Energy Technology LLC	9/2/13	Weld	CO	6N	60W	21	NWSE
Rodney S. Marcum, a married man, dealing in his sole and separate property	Condor Energy Technology LLC	9/2/13	Weld	CO	6N	60W	21	NWSW
Rodney S. Marcum, a married man, dealing in his sole and separate property	Condor Energy Technology LLC	9/2/13	Weld	CO	6N	60W	21	SESE

Rodney S. Marcum, a married man, dealing in his sole and separate property	Condor Energy Technology LLC	9/2/13	Weld	CO	6N	60W	21	SESW
Rodney S. Marcum, a married man, dealing in his sole and separate property	Condor Energy Technology LLC	9/2/13	Weld	CO	6N	60W	21	SWSE
Rodney S. Marcum, a married man, dealing in his sole and separate property	Condor Energy Technology LLC	9/2/13	Weld	CO	6N	60W	21	SWSW
Roe Ann Wallin, a maried woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	21	NWNE
Roe Ann Wallin, a maried woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	21	NWSE
Roe Ann Wallin, a maried woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	21	NESE
Roe Ann Wallin, a maried woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	21	SWSE
Roe Ann Wallin, a maried woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	21	NENE
Roe Ann Wallin, a maried woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	21	SENE
Roe Ann Wallin, a maried woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	21	SWNE
Roe Ann Wallin, a maried woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	CO	6N	60W	21	SESE

Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	NENE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	NESE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	NWNE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	NWSE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	SENE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	SESE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	SWNE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	SWSE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	NENE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	NESE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	NWNE

Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	NWSE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	SENE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	SESE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	SWNE
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology LLC	9/9/13	Weld	CO	6N	60W	21	SWSE
Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	6N	60W	21	NENW
Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	6N	60W	21	NESW
Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	6N	60W	21	NWNW
Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	6N	60W	21	NWSW
Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	6N	60W	21	SENW

Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	6N	60W	21	SESW
Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	6N	60W	21	SWNW
Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	CO	6N	60W	21	SWSW
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	NESW
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	NWSE
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	SENW
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	SESE
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	SESW
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	SWSE
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	SWSW	lot 4

Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	NWSW	lot 3
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	SWNW	lot 2
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	NESE
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	NENW
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	NESW
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	NWNW
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	NWSW
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	SENW
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	SESW
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	SWNW
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	CO	6N	60W	21	SWSW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENE

RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESE
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNE
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSE
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENE
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESE
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNE
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSE
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESW

RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNW
RUARK, EDWARD L.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENE
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESE
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNE
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSE
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENE
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESE

RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNE
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSE
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNW
RUARK, GLENN A.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENE
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESE
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESW

RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNE
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSE
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENE
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESE
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNE
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSE
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENW

RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNW
RUARK, J. PAUL	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENE
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESE
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNE
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSE
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENE
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESE
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNE
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNW

RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSE
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNW
RUARK, JAMES E.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENE
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESE
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNE
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSE

RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENE
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESE
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNE
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSE
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SENW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SESW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWNW
RUARK, RONALD R.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	SWSW

RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENE
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NENW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESE
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NESW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNE
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWNW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	34	NWSE
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	NWSW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SENE
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SENW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SESE
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SESW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SWNE
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SWNW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SWSE
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SWSW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	NENW

RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	NESW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	NWNW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	NWSW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SENW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SESW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SWNW
RUARK, TIMOTHY D.	Condor Energy Technology LLC	9/3/13	Morgan	CO	7N	59W	8	SWSW
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	NESE
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	NESW
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	NWSE
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	SENW
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	SESE
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	SESW
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	SWSE

Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	SWSW	lot 4
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	NWSW	lot 3
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	SWNW	lot 2
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	NENW
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	NESW
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	NWNW
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	NWSW
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	SENW
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	SESW
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	SWNW
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	CO	6N	60W	21	SWSW
RUNGE, STEPHEN WILLIAM	Baseline Minerals, Inc.	11/10/08	Morgan	CO	7N	59W	8	NWSE
RUNGE, STEPHEN WILLIAM	Baseline Minerals, Inc.	11/10/08	Morgan	CO	7N	59W	8	SWSE

Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	21	NENW
Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	21	NESW
Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	21	NWNW
Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	21	NWSW
Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	21	SENW
Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	21	SESW
Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	21	SWNW

Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	21	SWSW
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	NWNE	(lot 2)
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	NESE
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	NWSE
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	SENE
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	SESE
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	SWNE
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	SWSE
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	NENE	(lot 1)
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	NWSW	except 3.375 ac
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	NWNW	(lot 4)
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	NENW	(lot 3)
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	NESW
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	59W	8	SENW
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	60W	12	SESW
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	60W	12	SWNW

SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	60W	12	SWSW
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	9/16/13	Morgan	CO	7N	60W	12	NWSW
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	9/16/13	Morgan	CO	7N	60W	12	SWSW
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	60W	12	NENE
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	60W	12	NENW
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	60W	12	NWNE
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	60W	12	NWNW
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	60W	12	SENE
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	60W	12	SENW
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	60W	12	SWNE
SCHMIDT, DELBERT D.	Condor Energy Technology LLC	7/14/13	Morgan	CO	7N	60W	12	SWNW
SCHMIDT, RICHARD W.	Condor Energy Technology LLC	10/6/10	Morgan	CO	7N	60W	12	NESE
SCHMIDT, RICHARD W.	Condor Energy Technology LLC	10/6/10	Morgan	CO	7N	60W	12	SESE
SCHMIDT, RICHARD W.	Condor Energy Technology LLC	10/6/10	Morgan	CO	7N	60W	12	SWSE
SCHMIDT, RICHARD W.	Condor Energy Technology LLC	10/6/10	Morgan	CO	7N	60W	12	NENE
SCHMIDT, RICHARD W.	Condor Energy Technology LLC	10/6/10	Morgan	CO	7N	60W	12	NENW
SCHMIDT, RICHARD W.	Condor Energy Technology LLC	10/6/10	Morgan	CO	7N	60W	12	NWNE

SCHMIDT, RICHARD W.	Condor Energy Technology LLC	10/6/10	Morgan	CO	7N	60W	12	SENE
SCHMIDT, RICHARD W.	Condor Energy Technology LLC	10/6/10	Morgan	CO	7N	60W	12	SWNE
SCHMIDT, WILLIAM K.	Condor Energy Technology LLC	7/15/10	Morgan	CO	7N	60W	12	NESE
SCHMIDT, WILLIAM K.	Condor Energy Technology LLC	7/15/10	Morgan	CO	7N	60W	12	SESE
SCHMIDT, WILLIAM K.	Condor Energy Technology LLC	7/15/10	Morgan	CO	7N	60W	12	SWSE
SCHMIDT, WILLIAM K.	Condor Energy Technology LLC	7/15/10	Morgan	CO	7N	60W	13	NENE
SCHMIDT, WILLIAM K.	Condor Energy Technology LLC	7/15/10	Morgan	CO	7N	60W	13	NENW
SCHMIDT, WILLIAM K.	Condor Energy Technology LLC	7/15/10	Morgan	CO	7N	60W	13	NWNE
SCHMIDT, WILLIAM K.	Condor Energy Technology LLC	7/15/10	Morgan	CO	7N	60W	13	SENE
SCHMIDT, WILLIAM K.	Condor Energy Technology LLC	7/15/10	Morgan	CO	7N	60W	13	SWNE
SCHWEITZER, MARJORIE Y.	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	60W	13	NESE
SCHWEITZER, MARJORIE Y.	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	60W	13	SESE
SCHWEITZER, MARJORIE Y.	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	60W	13	SWSE
SCHWEITZER, MARJORIE Y.	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	60W	13	NENE
SCHWEITZER, MARJORIE Y.	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	60W	13	NENW
SCHWEITZER, MARJORIE Y.	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	60W	13	NWNE
SCHWEITZER, MARJORIE Y.	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	60W	13	SENE
SCHWEITZER, MARJORIE Y.	Baseline Minerals, Inc.	7/15/10	Morgan	CO	7N	60W	13	SWNE
Scott Lee Michalov, a single man	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	NENW
Scott Lee Michalov, a single man	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	NESW
Scott Lee Michalov, a single man	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	NWNW

Scott Lee Michalov, a single man	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	NWSW
Scott Lee Michalov, a single man	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	SENW
Scott Lee Michalov, a single man	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	SESW
Scott Lee Michalov, a single man	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	SWNW
Scott Lee Michalov, a single man	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	SWSW
Sharon Colson, a married person, dealing in her sole and separate property	Condor Energy Technology LLC	9/4/13	Weld	CO	6N	60W	21	NESE
Sharon Colson, a married person, dealing in her sole and separate property	Condor Energy Technology LLC	9/4/13	Weld	CO	6N	60W	21	NESW
Sharon Colson, a married person, dealing in her sole and separate property	Condor Energy Technology LLC	9/4/13	Weld	CO	6N	60W	21	NWSE
Sharon Colson, a married person, dealing in her sole and separate property	Condor Energy Technology LLC	9/4/13	Weld	CO	6N	60W	21	NWSW
Sharon Colson, a married person, dealing in her sole and separate property	Condor Energy Technology LLC	9/4/13	Weld	CO	6N	60W	21	SESE
Sharon Colson, a married person, dealing in her sole and separate property	Condor Energy Technology LLC	9/4/13	Weld	CO	6N	60W	21	SESW
Sharon Colson, a married person, dealing in her sole and separate property	Condor Energy Technology LLC	9/4/13	Weld	CO	6N	60W	21	SWSE
Sharon Colson, a married person, dealing in her sole and separate property	Condor Energy Technology LLC	9/4/13	Weld	CO	6N	60W	21	SWSW

SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	13	NENE
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	NENW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	NESE
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	NESW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	NWNE
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	NWNW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	NWSE
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	NWSW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	SENE
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	SENW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	SESE
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	SESW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	14	SWNE
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	15	SWNW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	15	SWSE
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	15	SWSW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	15	NENW

SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	15	NESW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	15	NWNW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	15	NWSW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	15	SENW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	15	SESW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	25	SWNW
SHOEMAKER, ANITA L.	Condor Energy Technology LLC	9/10/13	Morgan	CO	7N	60W	25	SWSW
SPARKS, CARYL L.	Baseline Minerals, Inc.	10/7/10	Morgan	CO	7N	60W	25	NESE
SPARKS, CARYL L.	Baseline Minerals, Inc.	10/7/10	Morgan	CO	7N	60W	25	SESE
SPARKS, CARYL L.	Baseline Minerals, Inc.	10/7/10	Morgan	CO	7N	60W	25	SWSE
SPARKS, CARYL L.	Baseline Minerals, Inc.	10/7/10	Morgan	CO	7N	60W	25	NENE
SPARKS, CARYL L.	Baseline Minerals, Inc.	10/7/10	Morgan	CO	7N	60W	25	NENW
SPARKS, CARYL L.	Baseline Minerals, Inc.	10/7/10	Morgan	CO	7N	60W	25	NWNE
SPARKS, CARYL L.	Baseline Minerals, Inc.	10/7/10	Morgan	CO	7N	60W	32	SENE
SPARKS, CARYL L.	Baseline Minerals, Inc.	10/7/10	Morgan	CO	7N	60W	32	SWNE
Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	NENW
Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	NESW

Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	NWNW
Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	NWSW
Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	SENW
Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	21	SESW
Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	4	SWNW
Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	Baseline Minerals, Inc.	8/30/11	Weld	CO	6N	60W	4	SWSW
Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	4	NENW
Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	4	NESW
Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	4	NWNW

Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	4	NWSW
Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	4	SENW
Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	4	SESW
Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	4	SWNW
Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	CO	6N	60W	4	SWSW
Terri Root, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	4	NWNE
Terri Root, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	4	NENE
Terri Root, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	4	SENE
Terri Root, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	4	SWNE
Terri Root, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	4	NWSE
Terri Root, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	4	NESE
Terri Root, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	4	SWSE

Terri Root, a single woman	Contex Energy Company	2/14/08	Weld	CO	6N	60W	4	SESE
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	4	NENW
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	4	NESW
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	4	SENW
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	4	SESW
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	4	SWSW	lot 4
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	4	NWSW	lot 3
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	4	SWNW	lot 2
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	4	NWNW	lot 1
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	6	NESE
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	6	SESE
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	6	NENE

The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	6	NESE
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	6	NWSE
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	6	SENE
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	6	SESE
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	CO	6N	60W	6	SWNE
The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	Baseline Minerals, Inc.	11/3/10	Weld	CO	6N	60W	6	NESE
The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	Baseline Minerals, Inc.	11/3/10	Weld	CO	6N	60W	6	NWSW
The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	Baseline Minerals, Inc.	11/3/10	Weld	CO	6N	60W	6	NESW
The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	Baseline Minerals, Inc.	11/3/10	Weld	CO	6N	60W	6	SESW
The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	Baseline Minerals, Inc.	11/3/10	Weld	CO	6N	60W	7	NWSE

The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	Baseline Minerals, Inc.	11/3/10	Weld	CO	6N	60W	7	SESE
The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	Baseline Minerals, Inc.	11/3/10	Weld	CO	6N	60W	7	SWSE
The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	Baseline Minerals, Inc.	11/3/10	Weld	CO	6N	60W	7	SWSW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	7	NENW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	7	NESW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	7	NWNW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	7	NWSW

The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	7	SENW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	8	SESW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	8	SWNW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	8	SWSW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	8	NESE
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	8	NESW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	8	NWSE

The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	8	NWSW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	8	SESE
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	SESW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	SWSE
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	SWSW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	NESE
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	NESW

The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	NWSE
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	SENW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	SESE
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	SESW
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	SWSE
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	SWSW	lot 4
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	NWSW	lot 3

The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	SWNW	lot 2
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	NWNW	lot 1
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	NENE
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	6N	60W	9	NWNE
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	15	SENE
Todd R. Ullman, A Single Man	HOP Energies, LLC	10/20/10	Weld	CO	7N	59W	18	S/2, S/2NW/4, NW/4NW/4
Todd R. Ullman, A Single Man	HOP Energies, LLC	10/20/10	Weld	CO	7N	59W	17	S/2
U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-016	Baseline Minerals, Inc.	4/18/11	Weld	CO	7N	59W	15	NESW
U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-016	Baseline Minerals, Inc.	4/18/11	Weld	CO	7N	59W	15	SESW

U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-016	Baseline Minerals, Inc.	4/18/11	Weld	CO	7N	59W	15	SWSW	lot 4
U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-016	Baseline Minerals, Inc.	4/18/11	Weld	CO	7N	59W	16	NWSW	lot 3
U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-017	Baseline Minerals, Inc.	4/18/11	Weld	CO	7N	59W	16	NWSE
U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-017	Baseline Minerals, Inc.	4/18/11	Weld	CO	7N	59W	16	NESE
U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-017	Baseline Minerals, Inc.	4/18/11	Weld	CO	7N	59W	16	SESE
U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-017	Baseline Minerals, Inc.	4/18/11	Weld	CO	7N	59W	16	SWSE
Ullmanns		8/28/85	Weld	CO	7N	60W	32	SESE
Ullmanns		8/28/85	Weld	CO	7N	60W	32	SWSE
Ullmanns		8/28/85	Weld	CO	7N	60W	32	NWSE
Ullmanns		8/28/85	Weld	CO	7N	60W	32	NESE
Ullmanns		8/28/85	Weld	CO	7N	60W	32	NWNW	LOT 1
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NENW
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NESW
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NWNW
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NWSW
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SENW
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SESW

UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SWNW
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SWSW
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NESE
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SESE
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NWSE
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SWSE
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NWNW
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NWSW
UNITED METHODIST CHURCH OF WRAY	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SWNW
Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	Baseline Minerals, Inc.	8/4/11	Weld	CO	7N	59W	16	NENW
Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	Baseline Minerals, Inc.	8/4/11	Weld	CO	7N	59W	16	NESW

Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	Baseline Minerals, Inc.	8/4/11	Weld	CO	7N	59W	16	NWNW
Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	Baseline Minerals, Inc.	8/4/11	Weld	CO	7N	59W	16	NWSW
Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	Baseline Minerals, Inc.	8/4/11	Weld	CO	7N	59W	16	SENW
Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	Baseline Minerals, Inc.	8/4/11	Weld	CO	7N	59W	16	SESW
Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	Baseline Minerals, Inc.	8/4/11	Weld	CO	7N	59W	16	SWNW

Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	Baseline Minerals, Inc.	8/4/11	Weld	CO	7N	59W	16	SWSW
Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	Baseline Minerals, Inc.	6/27/11	Weld	CO	7N	59W	16	NENE
Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	Baseline Minerals, Inc.	6/27/11	Weld	CO	7N	59W	16	NENW
Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	Baseline Minerals, Inc.	6/27/11	Weld	CO	7N	59W	16	NWNE
Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	Baseline Minerals, Inc.	6/27/11	Weld	CO	7N	59W	17	SENE
Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	Baseline Minerals, Inc.	6/27/11	Weld	CO	7N	59W	17	SENW
Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	Baseline Minerals, Inc.	6/27/11	Weld	CO	7N	59W	17	SWNE
Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	Baseline Minerals, Inc.	6/27/11	Weld	CO	7N	59W	17	SWNW	lot 2
Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	Baseline Minerals, Inc.	6/27/11	Weld	CO	7N	59W	17	NWNW	lot 1
Virginia R. Potter, a single person	Condor Energy Technology LLC	9/4/13	Weld	CO	7N	59W	17	NESE
Virginia R. Potter, a single person	Condor Energy Technology LLC	9/4/13	Weld	CO	7N	59W	17	NESW
Virginia R. Potter, a single person	Condor Energy Technology LLC	9/4/13	Weld	CO	7N	59W	17	NWSE
Virginia R. Potter, a single person	Condor Energy Technology LLC	9/4/13	Weld	CO	7N	59W	17	NWSW
Virginia R. Potter, a single person	Condor Energy Technology LLC	9/4/13	Weld	CO	7N	59W	17	SESE
Virginia R. Potter, a single person	Condor Energy Technology LLC	9/4/13	Weld	CO	7N	59W	17	SESW
Virginia R. Potter, a single person	Condor Energy Technology LLC	9/4/13	Weld	CO	7N	59W	17	SWSE
Virginia R. Potter, a single person	Condor Energy Technology LLC	9/4/13	Weld	CO	7N	59W	17	SWSW
WHITERIVER ROYALTIES	Condor Energy Technology LLC	4/19/13	Morgan	CO	7N	60W	32
William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	17	NENW
William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	17	NESW
William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	17	NWNW

William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	17	NWSW
William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	17	SENW
William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	17	SESW
William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	17	SWNW
William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/10/11	Weld	CO	7N	59W	17	SWSW
William B. Kozak, a widower	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	17	NENW
William B. Kozak, a widower	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	17	NESW
William B. Kozak, a widower	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	17	NWNW
William B. Kozak, a widower	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	17	NWSW
William B. Kozak, a widower	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	17	SENW
William B. Kozak, a widower	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	17	SESW
William B. Kozak, a widower	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	17	SWNW
William B. Kozak, a widower	Baseline Minerals, Inc.	8/11/11	Weld	CO	7N	59W	17	SWSW
William J. Grivna, a single man	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	17	NENW
William J. Grivna, a single man	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	17	NESW
William J. Grivna, a single man	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	17	NWNW
William J. Grivna, a single man	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	17	NWSW
William J. Grivna, a single man	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	17	SENW
William J. Grivna, a single man	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	17	SESW
William J. Grivna, a single man	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	17	SWNW

William J. Grivna, a single man	Baseline Minerals, Inc.	8/22/11	Weld	CO	7N	59W	17	SWSW
WILLIAM K. WARREN FOUNDATION	Condor Energy Technology LLC	4/13/13	Morgan	CO	7N	60W	32	NWSW
WILSON, ALLEN A.	Baseline Minerals, Inc.	6/13/08	Morgan	CO	7N	60W	32	NWSW	lot 3
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NENW
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NESW
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NWNW
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NWSW
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SENW
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SESW
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SWNW
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SWSW
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NESE
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SESE

WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NWSE
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SWSE
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NWNW
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	NWSW
WRAY AREA FOUNDATION, INC., A COLORADO, NON-PROFIT	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	60W	32	SWNW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NENW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NESW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NWNW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NWSW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SENW

Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SESW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SWNW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SWSW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NESE
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NESW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NWSE
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NWSW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SESE

Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SESW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SWSE
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SWSW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NESE
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NESW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NWSE
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SENW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SESE

Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SESW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SWSE
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SWSW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NWSW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SWNW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NWNW
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NENE
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	NWNE
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	CO	7N	59W	17	SENE

Pacific Energy Development Corp. - Wells - Weld County, Colorado

	API	Operator	Well	Sec	TWP	RNG	County	ST	PEDCO WI BPO	PEDCO NRI BPO	PEDCO WI APO	PEDCO NRI APO
1	05-123-35357	Condor Energy Technology	Ford Family Trust 2H	31	7N	59W	Weld	CO	0.18750000	0.15000000	0.18750000	0.15000000
2	05-123-36316	Condor Energy Technology	Logan 2H	19&20	7N	59W	Weld	CO	0.12606692	0.10085354	0.12606692	0.10085354
3	05-123-36243	Condor Energy Technology	Waves 1H	23	7N	60W	Weld	CO	0.14062500	0.11250000	0.14062500	0.11250000

Pacific Energy Development Corp. - Texas Assets
Lessor	Lessee	Eff Date	State	County	Description
Erwin Earl Ward, Trustee et al	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	Burnett & Sojourner League A -13 contaning 56 acres
FJ Milberger et ux	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	Burnett & Sojourner League A -13 contaning 56 acres
Bryan J Milberger	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	Burnett & Sojourner League A -13 contaning 56 acres
Gardner Serrill	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/9 Matagorda County TX
Elizabeth E Serrill	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/17 Matagorda County TX
Kathy B Caldwell	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/13 Matagorda County TX
Susan Lowe	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/15 Matagorda County TX
Steven Serrill	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/7 Matagorda County TX
Evea Adele Serrill	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/11 Matagorda County TX
Janie LaVonne Dickson	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/25 Matagorda County TX
James Abbott Williams	Hawkeye Stratigraphic Inc	1/17/97	TX	Matagorda	as described in Vol/Page 474/28 Matagorda County TX
Mary Anna Williams	Hawkeye Stratigraphic Inc	1/17/97	TX	Matagorda	as described in Vol/Page 474/22 Matagorda County TX
Annie Nettie Speth	Hawkeye Stratigraphic Inc	1/17/97	TX	Matagorda	as described in Vol/Page 474/31 Matagorda County TX
John Bryan Williams Jr	Hawkeye Stratigraphic Inc	1/17/97	TX	Matagorda	as described in Vol/Page 474/19 Matagorda County TX
Erwin Earl Ward, Trustee et al	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	5.7 acres as described in a declaration of pool unit recorded at Vol 648 Pg 919 Matagorda County TX
FJ Milberger et ux	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	5.7 acres as described in a declaration of pool unit recorded at Vol 648 Pg 919 Matagorda County TX
Lessor	Lessee	Eff Date	State	County	Description
Bryan J Milberger	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	5.7 acres as described in a declaration of pool unit recorded at Vol 648 Pg 919 Matagorda County TX
The Estate of William F Bell,	Hawkeye Stratigraphic Inc	3/15/97	TX	Matagorda	as described in Vol/Page 474/346 Matagorda County TX
Stephen T Silva Inc	Hawkeye Stratigraphic Inc	3/17/97	TX	Matagorda	as described in Vol/Page 474/474 Matagorda County TX
Bryan J Milberger	Hydrocarbon Lease Management	5/25/00	TX	Matagorda	as described in Matagorda County TX clerk's file number 005575
FJ Milberger et ux	Hydrocarbon Lease Management	5/25/00	TX	Matagorda	as described in Matagorda County TX clerk's file number 005573
Erwin Earl Ward, Trustee et al	Hydrocarbon Lease Management	5/25/00	TX	Matagorda	as described in Matagorda County TX clerk's file number 005574
Carol Anne Hobbs et al	Hydrocarbon Lease Management	8/9/00	TX	Matagorda	as described in Matagorda County TX clerk's file number 006116
Linda Gail Brewer	Hydrocarbon Lease Management	8/9/00	TX	Matagorda	as described in Matagorda County TX clerk's file number 006117

	API	Operator	Well	Survey & Abstract	County	ST	PEDCO WI BPO	PEDCO NRI BPO	PEDCO WI APO	PEDCO NRI APO
1	42-321-31809	Sun Resources Texas, Inc.	Millberger 1	PA Burnettez #29 A.S. Sojourner, A-13	Matagorda	TX	0.66500000	0.49808000	0.66500000	0.49808000
2	42-321-31812	Sun Resources Texas, Inc.	Millberger 2	PA Burnettez #29 A.S. Sojourner, A-13	Matagorda	TX	0.67000000	0.50266000	0.67000000	0.50266000
3.	42-321-31871	Sun Resources Texas, Inc.	Oxbow 1	PA Burnettez #29 A.S. Sojourner, A-13	Matagorda	TX	0.64670000	0.48604000	0.64670000	0.48604000

Schedule 2.1(n)

Litigation

No exceptions

Schedule 2.1(w)

Collective Bargaining and Employment Agreements

No exceptions

Schedule 2.1(y)

Certain Developments

a.	On November 6, 2013, the Company issued an aggregate of 305,000 shares of Common Stock in exchange for services to three non-affiliated parties.

b.	On October 31, 2013, the Company issued 12,768 shares of Common Stock upon exercise of an option.

c.	On December 17, 2013, the Company issued 22,148 shares of Common Stock upon exercise of two options.

d.	On January 6, 2014, the Company issued 28,683 shares of Common Stock upon exercise of an option.

e.	On February 6, 2014, the Company issued 29,647 shares of Common Stock upon exercise of a warrant.

f.	On February 11, 2014, the Company issued 24,452 shares of Common Stock upon exercise of two options.

g.
On December 13, 2013, the Company issued and sold 3,250,000 shares of Common Stock at an offering price to the public of $2.25 per share in an underwritten offering through National Securities Corporation (“National”).

h.
On December 16, 2013, the Company entered into an Amendment to Secured Promissory Note, which we refer to as the amended note, and collectively, the amended notes, with each of the holders, or bridge investors, of those certain Secured Promissory Notes, which we refer to as the bridge notes.  The bridge notes were originally issued by us on March 22, 2013 in a private placement transaction in which we sold and issued to the bridge investors a total of $4.0 million of bridge notes and warrants exercisable for a total of up to 76,198 shares of our common stock, or the bridge warrants, for gross proceeds of $4.0 million, which we refer to as the bridge financing.  The bridge notes were amended effective December 16, 2013, or the effective date, to provide for (i) the extension of the maturity date of such bridge notes, which were originally due as of December 31, 2013, to July 31, 2014, or the extension term and new maturity date, respectively, (ii) the subordination of the bridge notes to certain of our future qualified senior indebtedness with a principal amount of at least $5.0 million, (iii) the payment in full of all accrued interest through the effective date on January 8, 2014, or the payment Date, equal to an aggregate of $294,795 due and payable to the bridge investors on the payment date, (iv) the payment in full of the payment-in-kind amount, or PIK, equal to 10% of the original principal amount of such bridge notes on the payment date, equal to an aggregate of $400,000 due and payable to the bridge investors on the payment date, (v) the repayment of either none or 50% of the outstanding principal amount due under such bridge notes, as elected by the holders thereof, on the payment date, which aggregate principal repayment of $1,625,000 shall be due and payable to the bridge investors on the payment date as elected by the holders, (vi) the amendment of the interest rate of such bridge notes for the extension term from 10% per annum to 12% per annum with respect to the remaining unpaid principal amount of such bridge notes, or the deferred principal, and (vii) an additional payment-in-kind cash amount equal to 10% of the deferred principal due on the new maturity date, or the additional PIK.  In total, eleven (11) bridge investors holding bridge notes with an aggregate principal amount outstanding of $3,250,000 elected to defer 50% of their principal, agreeing to defer an aggregate of $1,625,000 in principal amount of the bridge notes, and five (5) bridge investors holding bridge notes with an aggregate principal amount outstanding of $750,000 elected to defer 100% of their principal, for a total deferred principal of $2,375,000, and an aggregate additional PIK due and paid upon the new maturity Date of $237,500.  As additional consideration for the amendment of the bridge notes, we granted a new warrant, which we refer to as the new warrant, exercisable on a cashless basis at an exercise price of $2.34 per share for a number of shares of our common stock equal to (x) double (2x) the number of shares issuable under the bridge warrant originally issued to each holder who agreed to defer 50% of the outstanding principal of its bridge note, and (y) triple (3x) the number of shares issuable under the bridge warrant originally issued to each holder who agreed to defer 100% of the outstanding principal of its bridge note, for a total of new warrants exercisable for an aggregate of 166,684 shares of our common stock issuable.  The new warrants have a 4-year life and have substantially the same terms as the bridge warrants originally issued to the bridge investors.

i.
On January 21, 2014, we, through our newly formed wholly-owned Nevada subsidiary, Red Hawk Petroleum, LLC, or Red Hawk, entered into a Purchase and Sale Agreement, or Purchase Agreement, with Continental Resources, Inc., or Continental, pursuant to which we agreed to acquire Continental’s right, title and interest in approximately net 28,727 acres of oil and gas properties and interests in 40 wells located in the DJ Basin, Colorado, including approximately 2,200 net acres in the prolific Wattenberg Area, for $30 million in cash (subject to adjustment as provided in the Purchase Agreement and discussed  below).  We refer to this acquisition as the Niobrara Acquisition.  The acreage, located in the Niobrara Shale Formation, includes approximately 28,241 net acres located in Weld County, Colorado and approximately 486 net acres located in Morgan County, Colorado.  Of these 40 wells, 11 are operated, 14 are non-operated, and we will have an after-payout interest in 15.  Estimated average production of the 11 operated and 14 non-operated wells was approximately 400 net barrels of oil equivalent per day as of September 2013.  All of Continental’s leases and related rights, oil and gas and other wells, equipment, easements, contract rights, and production (effective as of the Effective Date (defined below) of the agreement) are included in the purchase.  We paid $1.5 million of the purchase price as a deposit (non-refundable except as provided in the Purchase Agreement) upon entering into the Purchase Agreement, which will be applied toward the Purchase Price at the closing of the transaction.  The purchase price is subject to customary adjustment prior to closing as described in greater detail in the Purchase Agreement, mainly relating to payments made by Continental in connection with the properties after December 1, 2013 (resulting in an increase in the purchase price) or payments made by the Buyer or amounts owed by Continental after the December 1, 2013 (each resulting in a decrease in the Purchase Price), in each case subject to applicable deductibles and thresholds where applicable as set forth in the Purchase Agreement.  In the event any title, environmental, casualty or other defects (as described in greater detail in the Purchase Agreement) result in a decrease of over 15% in the purchase price (subject to a 4% deductible), either party may terminate the Purchase Agreement with written notice to the non-terminating party and Continental shall return the deposit (with actual interest earned thereon) to us.  In the event the Purchase Agreement is terminated for any reason other than the material breach of the Purchase Agreement by us or our failure to comply with its obligations under the Purchase Agreement, the deposit is required to be returned to us.  The Purchase Agreement contains customary representations, warranties, covenants and indemnities by the parties thereto, and the closing of the transaction contemplated by the Purchase Agreement is subject to the satisfaction of certain customary closing conditions and due diligence by us as described therein. The effective date of the transaction is December 1, 2013 (the “Effective Date”).  The transaction is expected to close upon the satisfaction or waiver of the conditions set forth in the Purchase Agreement, but no later than March 7, 2014, unless Continental and we mutually agree in writing to extend the closing date.

j.
On December 20, 2013, White Hawk Petroleum, LLC, or White Hawk, a limited liability company, 50% owned and controlled by us and 50% owned and controlled by MIE Jurassic Energy Corporation, or MIEJ, which holds MIEJ’s and our non-operated producing oil and gas interests in the Eagle Ford shale play, entered into a series of transactions pursuant to which MIEJ divested its 50% share of interests in the assets held through White Hawk to a third party, and withdrew from White Hawk as a member thereof effective December 31, 2013, with our effective interests in the Eagle Ford shale assets remaining unchanged and unaffected by the transactions.  As a result of the transactions, White Hawk divested 50% of its assets and we became the 100% owner of White Hawk.  On February 19, 2014, White Hawk, which held our non-operated producing oil and gas interests in the Eagle Ford shale play, entered into a Purchase and Sales Agreement, or the Sale Agreement with Millennial PDP Fund IV, LP, or Millennial, pursuant to which White Hawk sold its remaining interests in the Eagle Ford Shale play to Millennial for $2,800,000 in cash (subject to adjustment as provided in the Sale Agreement).  Pursuant to the Sale Agreement (which included customary indemnification requirements and representations and warranties of the parties), the sale had an effective date of November 1, 2013, and Millennial must deliver to White Hawk the sale consideration due no later than February 27, 2014.  As a result of the transaction, we have sold all of our non-operated oil and gas interests in the Eagle Ford shale play, which represented neither a significant amount of assets, nor a significant business of, the Company, allowing us to better focus on its core Niobrara shale assets located in Weld and Morgan Counties, Colorado.

k.
The Company has issued and outstanding fifteen (15) Secured Promissory Notes, dated March 22, 2013, as amended December 16, 2013 (as described above) and March 7, 2014 (the “Bridge Notes”), aggregate principal amount $2,125,000, and one (1) Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013, principal amount $250,000.

l.
Upon the Closing, the Company shall issue five-year warrants to purchase 1,000,000 shares of Common Stock of the Company to Casimir Capital LP (“Casimir”), pursuant to an engagement agreement dated February 14, 2014; provided, however, in the event the number of shares of common stock and/or warrants issuable to Casimir would require the Company to obtain shareholder approval under NYSE MKT rules and regulations (the “Approval Requirement”), then the warrants shall be structured to the extent possible to enable their issuance without the Approval Requirement.  The warrants shall be exercisable on a cashless basis, be transferrable, and have an exercise price equal to the closing price of the Company’s publicly-traded common stock on the NYSE MKT on the date immediately prior to the Closing.

m.
The Company is a party to that certain Underwriting Agreement, dated March 4, 2014, with Roth Capital Partners, LLC, as representative of other underwriters scheduled therein (“Roth”), in connection with the underwritten public offering of the Company’s Common Stock that is scheduled to close on March 7, 2014, and pursuant to which, (i) the Company shall issue an aggregate of 2,990,000 shares of Common Stock in connection with the offering, and (ii) Roth has exercised its over-allotment option to purchase an aggregate of an additional 448,500 shares of Common Stock of the Company, all which will be issued on or about March 7, 2014.

n.
The Company has entered into a letter agreement, dated March 25, 2013, as amended May 15, 2013, July 11, 2013 and March 7 2014, pursuant to which the Company has agreed to issue 190,000 shares of Company Common Stock to South Texas Reservoir Alliance LLC (“STXRA”) in full satisfaction of all amounts due thereunder.  The Company’s Board of Directors approved these issuances on March 5, 2014, and these securities will be issued post-Closing.

o.
The Company has entered into an offer letter for the hire of a new Vice President, Accounting, dated February 3, 2014, pursuant to which the Company is obligated to issue an option exercisable for 80,000 shares of Company Common Stock and 40,000 shares of restricted Common Stock, each subject to vesting over 42 months, with issuance subject to Company Board of Directors’ approval.  The Company’s Board of Directors approved these issuances on March 5, 2014, and these securities will be issued post-Closing.

p.
The Company advanced the following funds to Condor Energy Technology LLC (“Condor”) under that certain Promissory Note, dated February 14, 2013, by and between Pacific Energy Development Corp. (“PEDCO”) as “Holder” and Condor as “Borrower”, as proportional cash calls to Condor with respect to PEDCO’s 20% ownership interest in Condor: (i) $940,000.00 on December 17, 2013; (ii) $622,000.00 on January 24, 2014; (iii) $64,000.00 on March 7, 2014; and (iv) $215,600.00 on March 7, 2014.

q.
Effective January 1, 2014, the annual salary of Frank C. Ingriselli, President and Chief Executive Officer of the Company, was increased to $370,000, the annual salary of Michael L. Peterson, Executive Vice President and Chief Financial Officer of the Company, was increased to $295,000, and the annual salary of Clark R. Moore, Executive Vice President and General Counsel of the Company, was increased to $270,000.

r.
On March 7, 2014, the Company paid an aggregate of $516,191.88 as repayment in full of amounts due to Condor Energy Technology LLC (“Condor”) as a refund of the performance deposit paid by MIEJ to Condor with respect to the Mississippian Asset (as defined in the MIEJ Note, defined above) acquisition and applied toward our purchase price of the Mississippian Asset, and other Mississippian Asset acquisition related expenses.

Schedule 2.1(bb)

Equity and Convertible Debt Issuances

a.	On November 6, 2013, the Company issued an aggregate of 305,000 shares of Common Stock in exchange for services to three non-affiliated parties.

b.	On October 31, 2013, the Company issued 12,768 shares of Common Stock upon exercise of an option.

c.	On December 17, 2013, the Company issued 22,148 shares of Common Stock upon exercise of two options.

d.	On January 6, 2014, the Company issued 28,683 shares of Common Stock upon exercise of an option.

e.	On February 6, 2014, the Company issued 29,647 shares of Common Stock upon exercise of a warrant.

f.	On February 11, 2014, the Company issued 24,452 shares of Common Stock upon exercise of two options.

g.
On December 13, 2013, the Company issued and sold 3,250,000 shares of Common Stock at an offering price to the public of $2.25 per share in an underwritten offering through National Securities Corporation (“National”).

h.
On December 16, 2013, the Company entered into an Amendment to Secured Promissory Note, which we refer to as the amended note, and collectively, the amended notes, with each of the holders, or bridge investors, of those certain Secured Promissory Notes, which we refer to as the bridge notes.  The bridge notes were originally issued by us on March 22, 2013 in a private placement transaction in which we sold and issued to the bridge investors a total of $4.0 million of bridge notes and warrants exercisable for a total of up to 76,198 shares of our common stock, or the bridge warrants, for gross proceeds of $4.0 million, which we refer to as the bridge financing.  The bridge notes were amended effective December 16, 2013, or the effective date, to provide for (i) the extension of the maturity date of such bridge notes, which were originally due as of December 31, 2013, to July 31, 2014, or the extension term and new maturity date, respectively, (ii) the subordination of the bridge notes to certain of our future qualified senior indebtedness with a principal amount of at least $5.0 million, (iii) the payment in full of all accrued interest through the effective date on January 8, 2014, or the payment Date, equal to an aggregate of $294,795 due and payable to the bridge investors on the payment date, (iv) the payment in full of the payment-in-kind amount, or PIK, equal to 10% of the original principal amount of such bridge notes on the payment date, equal to an aggregate of $400,000 due and payable to the bridge investors on the payment date, (v) the repayment of either none or 50% of the outstanding principal amount due under such bridge notes, as elected by the holders thereof, on the payment date, which aggregate principal repayment of $1,625,000 shall be due and payable to the bridge investors on the payment date as elected by the holders, (vi) the amendment of the interest rate of such bridge notes for the extension term from 10% per annum to 12% per annum with respect to the remaining unpaid principal amount of such bridge notes, or the deferred principal, and (vii) an additional payment-in-kind cash amount equal to 10% of the deferred principal due on the new maturity date, or the additional PIK.  In total, eleven (11) bridge investors holding bridge notes with an aggregate principal amount outstanding of $3,250,000 elected to defer 50% of their principal, agreeing to defer an aggregate of $1,625,000 in principal amount of the bridge notes, and five (5) bridge investors holding bridge notes with an aggregate principal amount outstanding of $750,000 elected to defer 100% of their principal, for a total deferred principal of $2,375,000, and an aggregate additional PIK due and paid upon the new maturity Date of $237,500.  As additional consideration for the amendment of the bridge notes, we granted a new warrant, which we refer to as the new warrant, exercisable on a cashless basis at an exercise price of $2.34 per share for a number of shares of our common stock equal to (x) double (2x) the number of shares issuable under the bridge warrant originally issued to each holder who agreed to defer 50% of the outstanding principal of its bridge note, and (y) triple (3x) the number of shares issuable under the bridge warrant originally issued to each holder who agreed to defer 100% of the outstanding principal of its bridge note, for a total of new warrants exercisable for an aggregate of 166,684 shares of our common stock issuable.  The new warrants have a 4-year life and have substantially the same terms as the bridge warrants originally issued to the bridge investors.

i.
The Company has issued and outstanding fifteen (15) Secured Promissory Notes, dated March 22, 2013, as amended December 16, 2013 (as described above) and March 7, 2014 (the “Bridge Notes”), aggregate principal amount $2,125,000, and which have a conversion feature whereby, at the election of the holder thereof, up to all principal, accrued interest, and payment-in-kind due and outstanding may be converted into Common Stock of the Company, at a conversion price equal to $2.15 prior to June 1, 2014, and thereafter at an 80% discount to the average of the prior five trading day closing price per share, subject to a floor of $0.50 per share (the “Conversion Feature”).  The Company may also amend one (1) additional Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013, aggregate principal amount $250,000, in order to include the Conversion Feature, following the date of Closing.

j.
Upon the Closing, the Company shall issue five-year warrants to purchase 1,000,000 shares of Common Stock of the Company to Casimir Capital LP (“Casimir”), pursuant to an engagement agreement dated February 14, 2014; provided, however, in the event the number of shares of common stock and/or warrants issuable to Casimir would require the Company to obtain shareholder approval under NYSE MKT rules and regulations (the “Approval Requirement”), then the warrants shall be structured to the extent possible to enable their issuance without the Approval Requirement.  The warrants shall be exercisable on a cashless basis, be transferrable, and have an exercise price equal to the closing price of the Company’s publicly-traded common stock on the NYSE MKT on the date immediately prior to the Closing.

k.
The Company is a party to that certain Underwriting Agreement, dated March 4, 2014, with Roth Capital Partners, LLC, as representative of other underwriters scheduled therein (“Roth”), in connection with the underwritten public offering of the Company’s Common Stock that is scheduled to close on March 7, 2014, and pursuant to which, (i) the Company shall issue an aggregate of 2,990,000 shares of Common Stock in connection with the offering, and (ii) Roth has exercised its over-allotment option to purchase an aggregate of an additional 448,500 shares of Common Stock of the Company, all which will be issued on or about March 7, 2014.

l.
The Company has entered into a letter agreement, dated March 25, 2013, as amended May 15, 2013, July 11, 2013 and March 7, 2014, pursuant to which the Company has agreed to issue 190,000 shares of Company Common Stock to South Texas Reservoir Alliance LLC (“STXRA”) in full satisfaction of all amounts due thereunder.  The Company’s Board of Directors approved these issuances on March 5, 2014, and these securities will be issued post-Closing.

m.
The Company has entered into an offer letter for the hire of a new Vice President, Accounting, dated February 3, 2014, pursuant to which the Company is obligated to issue an option exercisable for 80,000 shares of Company Common Stock and 40,000 shares of restricted Common Stock, each subject to vesting over 42 months, with issuance subject to Company Board of Directors’ approval.  The Company’s Board of Directors approved these issuances on March 5, 2014, and these securities will be issued post-Closing.

Schedule 2.1(cc)

Brokers

a.
Upon the Closing, the Company shall be obligated to pay a placement agent commission to Casimir Capital L.P. (“Casimir”) equal to 5% of the Net Proceeds received by the Company on the Closing.  “Net Proceeds” shall mean the actual amount of cash received by the Issuer after any amounts paid to, or held back by, the Investors as original issue discounts (“OID”), origination fees payable to the Investors and similar fees which reduce the net proceeds received by the Company, underwriting fees, and other transaction-related fees and expenses which the Company is obligated to pay and/or reimburse to the Investors and the Agent or their representatives in connection with transaction, but, for the avoidance of doubt, excluding any expenses incurred by the Issuer for its own account, such as the Company’s legal and accounting fees.

b.
In addition, upon the Closing, the Company shall issue five-year warrants to purchase 1,000,000 shares of common stock of the Company to Casimir; provided, however, in the event the number of shares of common stock and/or warrants issuable to Casimir would require the Issuer to obtain shareholder approval under NYSE MKT rules and regulations (the “Approval Requirement”), then the warrants shall be structured to the extent possible to enable their issuance without the Approval Requirement.  The warrants shall be exercisable on a cashless basis, be transferrable, and have an exercise price equal to the closing price of the Company’s publicly-traded common stock on the NYSE MKT on the date immediately prior to the Closing.

Schedule 3.12

Permitted Liens

UCC financing statement No. 20110741499 filed by Centurion Credit Funding LLC against the Company.

All liens and encumbrances relating to the Oil and Gas Properties that are recorded in the real property records of the county in which the Oil and Gas Properties are located before the Closing Date to the extent such liens and encumbrances do not arise by, from, through, under or as a result of any act by the Company, any Subsidiary or any Affiliate of the Company or any Subsidiary.

The assets set forth on this Schedule 3.12 that is being provided under separate cover to the Agent are being acquired from Continental Resources, Inc. by Red Hawk Petroleum, LLC subject to defects of title that shall be considered "Permitted Encumbrances."